Exhibit 10.4

CLEARING AND SETTLEMENT SERVICES AGREEMENT

THIS CLEARING AND SETTLEMENT SERVICES AGREEMENT (this “Agreement”) is made as of the 23rd day of July, 2004, by and between TransFirst Holdings, Inc., a Delaware corporation (“Company”) and Columbus Bank and Trust Company, a Georgia state banking corporation (“Bank”).

WHEREAS, Bank is a principal member of the VISA U.S.A., Inc. and MasterCard International Incorporated credit card associations (collectively, the “Card Associations”);

WHEREAS, Company is engaged in providing credit card and debit card (“Transaction Card”) processing services for merchants; and is or will become a registered Merchant Service Provider (“MSP”) or Independent Sales Organization (“ISO”) for Bank as those terms are defined under Card Associations’ by-laws, operating regulations and rules (collectively, the “Rules”); and

WHEREAS, Company wishes to utilize the clearing and settlement services of Bank with respect to agreements with merchants for the processing of Transaction Card transactions (the “Merchant Agreements”) and to provide certain other services as are more fully described herein, for those merchants (“Merchants”) who enter into Merchant Agreements as a part of Company’s Merchant Program (as defined below);

NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement Company and Bank hereby agree as follows:

ARTICLE I

Section 1.1. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

(a) “ACH” means the Automated Clearing House Network.

(b) “ACH Rules” means, collectively, the NACHA Operating Rules and NACHA Operating Guidelines, as the same are amended from time to time.

(c) “Affiliate” means, (i) with respect to Bank, any other person that controls, is under common control with, or is controlled by, Bank, and (ii) with respect to Company, any subsidiary that Company owns or controls directly or indirectly.

(d) “Agent Bank” or “Agent” shall have the meaning set forth in Section 3.2.

(e) “Agreement” shall have the meaning set forth in the recitals, and includes the Exhibits and Schedules hereto.

(f) “Applicable Law” shall have the meaning set forth in Section 2.1(f).

(g) “Bank” shall have the meaning set forth in the recitals.

(h) “Bank Indemnified Parties” shall have the meaning set forth in Section 12.1.

(i) “BIN” means a unique Bank Identification Number assigned by Visa to identify a Member or Processor for authorization, clearing or settlement processing. “ICA” is the corresponding number assigned by MasterCard for the same purpose.

(j) “Business Day” shall mean any day on which Bank is open for business, other than Saturdays, Sundays or State or Federal holidays.

(k) “CISP” shall have the meaning set forth in Section 9.2(b).

(l) “Company” shall have the meaning set forth in the recitals.

(m) “Company Account” shall have the meaning set forth in Section 5.1(a).

(n) “Company Indemnified Parties” shall have the meaning set forth in Section 12.2.

(o) “Company Reserve Account” shall mean the account at Bank to be established by Company as set forth in Section 5.3 to insure payment of Merchant Losses, chargebacks, fees and other amounts due to Bank.

(p) “Confidential Information” shall have the meaning set forth in Section 10.1.

(q) “Effective Date” shall have the meaning set forth in Section 11.1.

(r) “ePayment Merchant List” is defined in Section 2.1(i)(ii).

(s) “ePayment Merchants” means Merchants which are under Merchant Agreements with ePayment.

(t) “ePayment Portfolio” means the portfolio of ePayment Merchants which are provided clearing and settlement services by J.P. Morgan Chase Bank.

(u) “Event of Default” shall have the meaning set forth in Section 11.4.

(v) “Existing Merchants” shall have the meaning set forth in Section 2.1(c)(i).

(w) “Existing Portfolio” shall have the meaning set forth in Section 2.1(c)(i).

(x) “Independent Contractors” and “ISAs” shall have the meanings given those terms in the Rules.

(y) “ISO” shall have the meaning set forth in the recitals.

(z) “LIBOR Rate” means the one month LIBOR Rate quoted in the Money Rates section of The Wall Street Journal on the third Tuesday of the month for the following month, plus 3.5%

(aa) “Losses” shall have the meanings, respectively, set forth in Section 12.1 and Section 12.2.

(bb) “Marks” shall have the meaning set forth in Section 9.5(d).

(cc) “Material” (and “Materially”) when used with reference to information, a fact or circumstance, a course of action, a decision-making process or other matter, shall be limited to information, facts and circumstances, courses of action, decision-making processes or other matters as to which there is a substantial likelihood that a reasonable person would attach importance.

(dd) “Merchant” shall have the meaning set forth in the recitals, and also include the Existing Merchants.

(ee) “Merchant Agreement” shall have the meaning set forth in the recitals, and shall include the Merchant Agreements accepted by Bank in connection with the transfer of the Existing Portfolio in accordance with Section 2.1(c).

(ff) “Merchant Criteria” shall have the meaning set forth in Section 2.1(b).

(gg) “Merchant Program” shall have the meaning set forth in Section 2.1(a).

(hh) “Merchant Reserve Accounts” shall have the meaning set forth in Section 2.2(f).

(ii) “Merchant Settlement Accounts” shall have the meaning set forth in Section 5.1(a).

(jj) “MSP” shall have the meaning set forth in the recitals.

(kk) “Processing Agreement” shall have the meaning set forth in Section 2.1(e).

(ll) “Rules” shall have the meaning set forth in the recitals.

(mm) “SDP” shall have the meaning set forth in Section 9.2(b).

(nn) “Third Panty Provider” shall have the meaning set forth in Section 2.1(e).

(oo) “Transaction Card” shall have the meaning set forth in the recitals.

(pp) “V/MC Confidential Information” shall have foe meaning set forth in Section 9.5(h)(i).

(qq) “V/MC Systems” shall have the meaning set forth in Section 9.5(h)(i).

ARTICLE II

SERVICES

Section 2.1. Company Services. During the term of this Agreement,

(a) Company, at its own expense, will conduct a merchant Transaction Card acquiring and ACH services business and will solicit merchants for participation in Company’s Transaction Card processing and ACH services program (the “Merchant Program”), using a Merchant Agreement approved by Bank, and under which the actual rates or fees applicable to Merchants may be selected by Company from a schedule of rates and fees approved by Bank. Any other application materials used by Company in soliciting Merchants also must be approved by Bank. Bank may require Company to change such Merchant Agreement, application materials, and rates and fees, at any time for the purpose of conforming to requirements under the Rules, the ACH Rules, or otherwise imposed by the Card Associations or NACHA, or to conform to requirements of Applicable Law or directions or guidance issued by governmental authorities with supervisory authority over Bank, and Company shall implement such changes within a reasonable time following written notice, but in no event later than the time period required by a Card Association or NACHA, the Rules, the ACH Rules, Applicable Law, or such directions or guidance issued by governmental authorities with supervisory authority over Bank.

(b) Company has developed criteria to be used for selection of merchants to participate in the Merchant Program (the “Merchant Criteria”). This Merchant Criteria is agreed upon by Company and Bank, and is attached hereto as Exhibit A. Company and Bank agree, except as provided below, to enter into Merchant Agreements in connection with the Merchant Program only with merchants meeting the Merchant Criteria. Company has the right to propose changes in the Merchant Criteria from time to time, and shall provide any proposed changes in Merchant Criteria to Bank for approval prior to implementation. Changes, if any, to the Merchant Criteria proposed by Company must be preapproved in writing by Bank. Bank shall make reasonable efforts to provide Company with notice of approval or disapproval of such changes to Merchant Criteria within five (5) business days of requested change. Bank may require Company to change the Merchant Criteria at any time, for the purpose of conforming to requirements under the Rules, the ACH Rules, or otherwise imposed by the Card Associations or NACHA, or to conform to requirements of Applicable Law or directions or guidance issued by governmental authorities with supervisory authority over Bank, and Company shall implement such changes within a reasonable time following written notice, but in no event later than the time period required by a Card Association, NACHA, the Rules, the ACH Rules, Applicable Law, or such directions or guidance issued by governmental authorities with supervisory authority over Bank. For each Merchant Agreement that does not meet the Merchant Criteria (as amended from time to time in the manner described above), Company may submit each such Merchant Agreement to Bank for approval and Bank shall make reasonable efforts to provide Company with notice of approval or disapproval of such Merchant Agreement within three (3) business days; provided, however, Bank shall not be required to consider such exception requests for more than ten (10) proposed merchants per month. For purposes of changes or exceptions to the Merchant Criteria and/or approval or disapproval of a Merchant who does not comply with the Merchant Criteria, electronic mail notices will be permitted. Company will provide an electronic copy (or if unavailable in such electronic form, then in paper form) of any executed Merchant Agreement (including all related applications relating to processing by the Card Associations).

(c) Existing Merchants.

(i) Company represents and warrants: (1) that a Materially complete, true and correct list of Merchants (“Existing Merchants”) in the existing merchant portfolio of Company (“Existing Portfolio”) as of June 23, 2004 is attached hereto and made a part hereof as Exhibit 2.1(c)-l, and (2) that except as set forth in Exhibit 2.1(c)-2, none of the Merchants in the Existing Portfolio operate in the unacceptable industries outlined in the Merchant Criteria; and (3) that, subject to execution of acceptable transfer documents with J.P. Morgan Chase Bank and the Card Associations, it has the authority and light to assign and transfer the merchant agreements, merchant accounts and merchant reserves for the Existing Merchants in the Existing Portfolio to Bank. At Bank’s request, Company shall obtain a signed Merchant Agreement, in a form approved by Bank, from such of its Existing Merchants as Bank shall specify and Company shall provide a signed copy thereof to Bank. In the event Bank determines, in its reasonable discretion, that a form of Merchant Agreement is not in compliance with the Rules, the ACH Rules, or Applicable Law, or is otherwise inconsistent with Bank’s rights under this Agreement, and that the only reasonable remedy is to replace such agreement with one that is in compliance with the Rules, the ACH Rules, Applicable Law and this Agreement, or to the extent permitted by such Merchant Agreement, amended such that it is brought into compliance with the Rules, the ACH Rules, Applicable Law and this Agreement, Company will, at Bank’s request obtain a substitute agreement from such Existing Merchant or amend the existing Merchant Agreement with such Existing Merchant. Bank acknowledges that it has received forms of merchant agreements from Company for the Existing Portfolio as outlined on Exhibit 2.1(c)-3, which are acceptable to Bank.

(ii) Bank agrees that each Merchant in the Existing Portfolio is approved by Bank to participate in the Merchant Program pursuant to the terms of this Agreement, subject to Bank’s continued credit review. Should Bank determine that an Existing Merchant within the Existing Portfolio does not meet the Merchant Criteria and is not listed in Exhibit 2.1(c)-2, following the Effective Date, Bank may decline such Merchant and cease providing clearing and settlement services and ACH services under this Agreement, in Bank’s sole discretion. Bank will provide written notice of its desire to terminate a Merchant Agreement to Company prior to terminating a Merchant and to work with Company to identify approaches to mitigate risk factors (such as initiating or increasing Merchant Reserves or transfer of the Merchant to another acquirer) prior to terminating such Merchant if Bank concludes that it can do so without increased risk to Bank or violation of the Rules, the ACH Rules, other Card Association or NACHA requirements, Applicable Law or directions or guidance of a governmental authority with supervisory authority over Bank.

(iii) Company represents and warrants that, except as set forth herein, its merchant processing and ACH services business has been operated, and that the Existing Portfolio has been acquired and maintained, in compliance in all Material respects with Applicable Law and the Rules and the ACH Rules. In February 2003, an Affiliate of Company, TransFirst ePayment Services, Inc., formerly known as Data Processors International, Inc. (“ePayment”), suffered a hacking incident to its data processing systems, with the potential exposure of cardholder and merchant data. The Card Associations asserted that ePayment was not in compliance with applicable cardholder data security requirements. To the best of knowledge of Company, ePayment has resolved these claims with the Card Associations and ePayment is currently certified under the existing Card Association data security programs.

(iv) Following the Effective Date, Company shall assist Bank in performing such credit reviews on all or any of the Existing Merchants as Bank may from time to time request, and agrees to provide Bank at a minimum with the following documentation:

(A) An electronic report of the annual Transaction Card sales volume for each Existing Merchant account, including account numbers, d.b.a. names, legal names, addresses, start dates, MCC codes, annual sales and transactions, annual returns and annual Chargebacks.

(B) Upon request by Bank, a copy of the Existing Merchant’s application, data sheets, DDA account balances, and any other information Bank deems necessary to perform a credit review.

(C) A list of all Existing Merchants on Card Association compliance programs, internal watch list or classified accounts or any collateralized accounts.

(D) Upon request by Bank, a financial statement (including a balance sheet and an income statement) on all Existing Merchants with $[***] or more in high risk annual Bank Card sales volume, or those Existing Merchants where Bank finds such financial statements necessary addition, Company shall promptly provide any additional documentation as may be reasonably requested by Bank.

(v) If under Section 2.1(c)(iv) Bank determines, in its sole discretion, that Company has insufficient data upon which Bank can perform an adequate and proper credit review on an Existing Merchant, Company will obtain a fully completed Merchant Application from each such Existing Merchant. If Company is unable to obtain a fully completed Application from an Existing Merchant, Bank may decline such Merchant and cease providing clearing and settlement services and ACH services for such Merchant under this Agreement.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

(vi) The reserve accounts and merchant accounts for all Existing Merchants, including any which are inactive, shall be transferred to Bank upon the Effective Date to fund Merchant Reserve Accounts with respect to such Existing Merchants.

(vii) All reasonable out-of-pocket costs, including but not limited to taxes and counsel costs, related to the transfer of Existing Merchants’ merchant agreements, merchant accounts and merchant reserves to Bank, shall be borne by Company.

(viii) The obligations of the parties under this Agreement are conditioned upon Bank and J.P. Morgan Chase Bank entering into mutually acceptable documents pursuant to which there is consummated a transfer of the Existing Portfolio to Bank on or before June 30, 2005. In the event that the foregoing transfer is not accomplished by such date, then either party may, on notice to the other, terminate this Agreement without liability.

(d) Company shall be responsible for all obligations of Merchants arising under the Merchant Agreements, including, without limitation, Losses (including for merchant fraud) and chargebacks, unless such Losses directly result from the Material breach by Bank of its obligations hereunder involving no Material failure by Company to perform its obligations hereunder and no Material failure by any of the parties referred to in this Section 2.1, in Article III or Exhibit 2.2(H) to perform their obligations under the applicable agreements or the Rules, the ACH Rules or Applicable Law. Company will direct, manage, conduct and administer the Merchant Program and the Merchant Agreements; provided, however, that nothing herein shall be construed to authorize Company to modify the Merchant Agreements, or to waive any of Bank’s rights thereunder, without Bank’s prior written consent. Any functions the Card Associations require to be performed by persons registered with or certified by the Card Associations or otherwise as provided in the Rules, and which are not directly performed by Company or its Party Provider shall be conducted with qualified industry vendors who are competent and who are, as defined below, either certified processors, registered ISOs/MSPs or ISAs as allowed by and provided under the Rules, and in each case shall be pre-approved by Bank.

(e) The responsibility to conduct the Merchant Program, including obtaining processing services for the Merchant Program, shall be the responsibility of Company. Company (or its Affiliate) has entered or is entering into an agreement directly with Vital Processing Services, L.L.C. (the “Third Party Provider”) to provide processing services on the Third Party Provider’s system (the “Processing Agreement”). Bank shall have no responsibility or liability for any costs due to this processing arrangement of Company (or its Affiliate) and Third Party Provider or any claims of Merchants or others related to the processing services provided by Third Party Provider for the Merchant Program; additionally, Bank shall have no responsibility or liability for any other third party vendor of Company providing services to Company, Merchants or the Merchant Program. Company agrees to indemnify Bank pursuant to the terms of this Agreement for all Losses with respect to the foregoing, which indemnification shall include, without limitation, all fines, penalties, audit charges, fees and other amounts imposed by the Card Associations or NACHA in connection with the Merchant Program.

(f) Company shall have the sole responsibility for ensuring that the Merchant Program, including without limitation the Merchant Agreement, application materials, any promotional materials and all services performed hereunder, comply, and remain in compliance, with all applicable federal, state and local laws, rules and regulations (“Applicable Law”) and with the Rules and the ACH Rules. This will include, without limitation, the responsibility for obtaining and maintaining all information and documents relating to Merchants, Agents and others involved in the Merchant Program, making all filings, and taking all other actions, as needed in order for Bank to be in compliance with all Customer Identification Program and other requirements of the Bank Secrecy Act and all requirements of the Office of Foreign Assets Control regulations, applicable to the Merchant Program. Company agrees to provide all documents related to the Merchant Program to Bank for approval prior to Company’s use; Bank will approve or disapprove such documents within a reasonable time, such approval not to be reasonably withheld. Bank’s approval shall not in any way relieve Company from its responsibility for assuring that all such documents comply with Applicable Law and the Rules and the ACH Rules. Company will designate a liaison to interface with Bank and will provide reasonable cooperation and assistance to Bank to carry out and accomplish the transactions contemplated by this Agreement.

(g) From time to time in its sole discretion, Bank may also perform certain risk management services, such as periodic credit reviews, fraud reviews and monitoring and collections, with respect to Merchants. Bank’s participation in any such activity shall not in any way relieve Company its responsibility for credit and fraud Losses which may result from or be related to Merchants’ transactions.

(h) In accordance with the terms and conditions set forth in Exhibit 2.1(H), Company will provide Bank with access to Company’s merchant accounting system and other systems to enable Bank to appropriately monitor risk associated with the Merchant Program.

(i) ePayment Merchants.

(i) During the term of this Agreement, upon sixty (60) days notice to Bank, and subject to compliance with the following terms and conditions, the Company may elect to transfer the ePayment Portfolio to Bank and to have Bank provide the clearing and settlement services set forth in this Agreement on behalf of the ePayment Merchants.

(ii) Company covenants and agrees: (1) that a Materially complete, true and correct list of ePayment Merchants in the ePayment Portfolio shall be supplied by the Company to Bank within thirty (30) days following the delivery of the election described in Section 2.1(i) (the “ePayment Merchant List”); (2) that except as set forth in the ePayment Merchant List, none of the ePayment Merchants operate in the unacceptable industries outlined in the Merchant

Criteria; and (3) that, subject to execution of acceptable transfer documents with J.P. Morgan Chase Bank and the Card Associations, it shall have the authority and right to assign and transfer the merchant agreements, merchant accounts and merchant reserves for the ePayment Merchants in the ePayment Portfolio to Bank. At Bank’s request, Company shall obtain a signed Merchant Agreement from such of the ePayment Merchants as Bank shall specify and Company shall provide a signed copy thereof to Bank. In the event Bank determines, in its reasonable discretion, that a form of Merchant Agreement is not in compliance with the Rules, the ACH Rules, or Applicable Law, or is otherwise inconsistent with Bank’s rights under this Agreement, and that the only reasonable remedy is to replace such agreement with one that is in compliance with the Rules, the ACH Rules, Applicable Law and this Agreement, or to the extent permitted by such Merchant Agreement, amended such that it is brought into compliance with the Rules, the ACH Rules, Applicable Law and this Agreement, Company will, at Bank’s request obtain a substitute agreement from such ePayment Merchant or amend the existing Merchant Agreement with such ePayment Merchant.

(iii) Bank agrees that each ePayment Merchant in the ePayment Portfolio shall be approved by Bank to participate in the Merchant Program pursuant to the terms of this Agreement, subject to Bank’s continued credit review. Should Bank determine that an ePayment Merchant within the ePayment Portfolio does not meet the Merchant Criteria and is not listed in an ePayment Merchant Exception List approved by Bank, Bank may decline such ePayment Merchant and cease providing clearing and settlement services under this Agreement, in Bank’s sole discretion. Bank will provide written notice of its desire to terminate a Merchant Agreement to Company prior to terminating an ePayment Merchant and to work with Company to identify approaches to mitigate risk factors (such as initiating or increasing Merchant Reserves or transfer of the ePayment Merchant to another acquirer) prior to terminating such Merchant if Bank concludes that it can do so without increased risk to Bank or violation of the Rules, the ACH Rules, other Card Association or NACHA requirements, Applicable Law or directions or guidance of a governmental authority with supervisory authority over Bank.

(iv) Following the Effective Date, Company shall assist Bank in performing such credit reviews on all or any of the ePayment Merchants as Bank may from time to time request, and agrees to provide Bank at a minimum with the following documentation:

(A) An electronic report of the annual Transaction Card sales volume for each ePayment Merchant account, including account numbers, d.b.a. names, legal names, addresses, start dates, MCC codes, annual sales and transactions, annual returns and annual Chargebacks.

(B) Upon request by Bank, a copy of the ePayment Merchant’s application, data sheets, DDA account balances, and any other information Bank deems necessary to perform a credit review.

(C) A list of all ePayment Merchants on Card Association compliance programs, internal watch list or classified accounts or any collateralized accounts.

(D) Upon request by Bank, a financial statement (including a balance sheet and an income statement) on all ePayment Merchants with $10,000,000 or more in high risk annual Bank Card sales volume, or those ePayment Merchants where Bank funds such financial statements necessary. In addition, Company shall promptly provide any additional documentation as may be reasonably requested by Bank.

(v) If under Section 2.1(i)(iv) Bank determines, in its sole discretion, that Company has insufficient data upon which Bank can perform an adequate and proper credit review on an ePayment Merchant, Company will obtain a fully completed Merchant Application from each such ePayment Merchant. If Company is unable to obtain a fully completed Application from an ePayment Merchant, Bank may decline such Merchant and cease providing clearing and settlement services for such ePayment Merchant under this Agreement.

(vi) The reserve accounts and merchant accounts for all ePayment Merchants, including any which are inactive, shall be transferred to Bank upon the effective date of the assignment of the ePayment Merchant agreements to Bank, to fund Merchant Reserve Accounts with respect to such ePayment Merchants.

(vii) All reasonable out-of-pocket costs, including but not limited to taxes and counsel costs, related to the transfer of ePayment Merchants’ merchant agreements, merchant accounts and merchant reserves to Bank, shall be borne by Company.

(viii) The obligations of the parties under this Section 2.1(i) are conditioned upon Bank and J.P. Morgan Chase Bank entering into mutually acceptable documents with respect to the transfer of the ePayment Portfolio. Bank agrees to act in a commercially reasonable fashion and to not unreasonably withhold consent to the form of such transfer documents.

(ix) In the event of the transfer of the ePayment Merchants to Bank as provided in this Section 2.1(i): (i) the ePayment Merchants shall be considered Merchants under this Agreement; (ii) the Bank fees with respect to the ePayment Merchants shall be established as set forth in Exhibit B; and (iii) the amount held in the Company Reserve Account shall be adjusted as provided in Exhibit 5.3A.

(x) Following the transfer of the ePayment Portfolio to Bank as set forth in this subsection, if Bank continues to provide the clearing and settlement and ACH services for the ePayment Portfolio for a period in excess of twelve (12) months from and after the date of transfer: (i) the BIN Sponsorship Fee for the ePayment Merchants set forth in Exhibit B shall be adjusted to $[***] per settled Transaction, and (ii) the Company shall increase the amount held in the Company

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Reserve Account by the sum of $2,000,000, by depositing cash in such amount into the Company Reserve Account, which amount shall be held by Bank in accordance with the provisions of this Agreement.

Section 2.2. Bank Services. During the term of this Agreement

(a) The Bank will remain a member of the Card Associations and serve as the Acquiring Bank or Acquiring Member (as those terms are defined in the Rules) for those Merchants who enter into Merchant Agreements including obtaining and providing the BINs and ICAs necessary for clearing and settlement of Merchant credit and debit card and related transactions for the Merchant Program. As provided in Section 8.2 hereof, Company shall be responsible for and pay any reasonable out-of-pocket costs of Bank in obtaining or maintaining BINs and ICAs for the Merchant Program. Bank shall not otherwise utilize BINs and ICAs used for the Merchant Program for any of its other merchant acquiring programs, including Bank’s own programs or programs Bank provides for any other third party, without the prior written consent of Company.

(b) Provided Company meets and performs its representations, warranties and agreements hereunder, Bank will clear and settle transactions through the Card Associations as provided in Article V hereof. Company agrees that all clearing and settlement using Bank’s BINs and ICAs for the Merchant Program shall be performed by the Third Party Provider, and that the Third Party Provider will, in accordance with the terms of the Processing Agreement, be the preferred provider for authorization services using Bank’s BINs and ICAs for the Merchant Program to the extent the Third Party Provider offers such authorization services; provided, however, that the foregoing shall not apply to Company’s use of providers other than the Third Party Provider in connection with acquired merchants which may be added to the Merchant Program as provided in Section 3.3, so long as such use does not constitute a breach by Company under the Processing Agreement.

(c) Bank agrees to allow Company to use the name, logo and specified trademarks of Bank as set forth in Exhibit 2.2C solely in connection with the Merchant Program as required under the Rules, such as on Merchant Agreements, provided that any such other use shall require the prior written approval of Bank, such approval not to be unreasonably withheld or delayed and consistent with any Bank usage guidelines. If such approval is granted, Company may utilize such names, logos or marks subject to Bank’s prior approval of such materials. This use terminates upon termination of this Agreement; provided, however, following termination of this Agreement, in no event will Company be required to re-execute Merchant Agreements with Merchants in order to delete the use of Bank’s name on the existing Merchant Agreements.

(d) Bank will designate a liaison to interface with Company and provide reasonable cooperation and assistance to Company to accomplish the transactions contemplated by this Agreement.

(e) Bank, at Company’s expense, will reasonably cooperate with Company in chargeback and retrieval proceedings and other Card Association actions involving

Company, the Merchant Program or merchants solicited by Company, including but not limited to the initiation and prosecution of appeal, dispute resolution and/or arbitration proceedings in accordance with the Rules.

(f) Bank shall have the right to terminate the Merchant Agreement with respect to any Merchant at any time in accordance with the terms of the Merchant Agreement with such Merchant or the Rules, in the event the Merchant violates the Rules, Applicable Law, or the Merchant Agreement, or at the request of a Card Association, or in the event the Merchant ceases to satisfy the Merchant Criteria, or the operations of the Merchant otherwise change Materially from that considered at the time of underwriting the specific Merchant (whether in terms of volume differences, product differences, type of business or otherwise, from those which were extant when the Merchant was approved) and Bank in good faith deems it reasonably necessary to avoid loss, damage or adverse exposure to Bank. Bank will provide written notice of its desire to terminate a Merchant Agreement to Company prior to terminating a Merchant and to work with Company to identify approaches to mitigate risk factors (such as initiating or increasing Merchant Reserves or the transfer of the Merchant to another acquirer) prior to terminating such Merchant if Bank concludes that it can do so without increased risk to Bank or violation of the Rules, the ACH Rules, other Card Association or NACHA requirements, Applicable Law or directions or guidance of a governmental authority with supervisory authority over Bank. Nothing contained in this Section will be interpreted to restrict or modify Bank’s obligations to the Card Association. Bank shall retain on deposit any security or reserves of Merchants (“Merchant Reserve Accounts”) held as security for the performance of Merchant obligations by Merchants relating to the Merchant Agreements, as may be required by Bank, or the Merchant Criteria. Bank in its discretion may place holds on, or offset against, such Merchant Reserve Accounts and any other monies belonging to or payable to Merchants. Company will assist in providing information to Bank pertaining to the holding of, or offsetting against, Merchant funds. Bank will provide written notice to Company prior to holding of or offsetting against such funds if Bank concludes that it can do so without increased risk to Bank, but Bank shall have no liability for failure to provide such prior notice. For purposes of this Section 2.2(f) notice may be provided via electronic mail or fax.

(g) With respect to the performance of the above services or other services as specified in Exhibit B, Bank shall be paid the amounts as specified on Exhibit B hereto.

(h) Provided Company meets and performs its representations, warranties and agreements hereunder, Bank shall provide ACH services, as an Originating Depository Financial Institution under the ACH Rules, to Company and Merchants as provided in Exhibit 2.2(H) and, in consideration of the performance of the ACH services, Bank will be paid the fees specified on Exhibit B.

Section 2.3. Both Parties. Company will be responsible for all costs, obligations, expenses or liabilities of the Merchant Program, except to the extent any such costs and expenses directly result from the Material breach by Bank of its obligations hereunder involving no Material failure by Company to perform its obligations hereunder and no Material failure by any of the third parties referred to in Section 2.1, Article III or Exhibit 2.2(H) to perform their obligations under the applicable agreements or the Rules, the ACH Rules or Applicable Law. Except as otherwise expressly set forth herein, Bank is not liable or responsible for any cost, obligation, expense or liability of the Merchant Program.

ARTICLE III

OTHER MERCHANT SERVICE PROVIDERS AND INDEPENDENT SALES ORGANIZATIONS

Section 3.1. Other Merchant Service Providers and Independent Sales Organizations. Company may recommend to Bank other ISOs/MSPs to, among other things, assist Company in soliciting Merchants for the Merchant Program, provide customer and accounting services, and sell and service electronic terminals. Such entities must be approved in writing by Bank, such approval not to be unreasonably withheld or delayed. Company will provide such financial and other information regarding such entities as Bank may request in connection with Bank’s determination whether to approve such entities. If approved by Bank, such ISOs/MSPs must then be registered with the Card Associations in accordance with the Rules and enter into contractual agreements with Bank as reasonably required by Bank. Company shall be responsible for monitoring the activities of all such ISOs/MSPs to ensure, and shall ensure, compliance with the Rules governing these entities. (Based on Company’s representation and warranty that information previously furnished by Company to Bank regarding the existing ISOs/MSPs identified on Exhibit 3.1 (“Existing ISOs/MSPs”) is true and accurate in all Material respects, and that such Existing ISOs/MSPs are each registered and in good standing with the Card Associations, Bank hereby approves such Existing ISOs/MSPs.) Company will direct, manage, conduct, administer and enforce the ISO/MSP Agreements of Bank and Company as to such ISOs/MSPs; provided, however, that nothing herein shall be construed to authorize Company to modify any such ISO/MSP Agreement to which Bank is a party or to waive any of Bank’s rights thereunder without Bank’s prior written consent. Company shall be responsible and liable for the acts and omissions of all such ISOs/MSPs and merchants of such ISOs/MSPs, except to the extent any such claims directly result from the Material breach by Bank of its obligations hereunder involving no Material failure by Company to perform its obligations hereunder and no Material failure by any of the parties referred to in Section 2.1, Article III or Exhibit 2.2(H) to perform their obligations under the applicable agreements or the Rules, the ACH Rules or Applicable Law. Nothing in this Section shall be interpreted to alter the responsibilities of the parties under this Agreement with regard to Merchants established via such ISOs/MSPs (including without limitation, Bank’s right to prior approval of Merchants, of the form of Merchant Agreements and application materials, of the schedule from which fees and charges are selected for use in Merchant Agreements, regarding Bank’s rights to terminate Merchants and to change or make exceptions to, or to decline to change or make exceptions to, the Merchant Criteria).

Section 3.2. Agent Bank Sponsorship. In addition to ISOs/MSPs, Bank agrees to register any Agent Bank with the Card Associations in accordance with the Rules. For purposes of this Agreement, “Agent Bank” or “Agent” means a financial institution that has entered into an agreement with Company to perform certain duties with respect to merchant agreements, provided such entities must be approved in writing by Bank, such approval not to be reasonably withheld or delayed, and must be acceptable to the Card Associations. Company will provide such financial and other information regarding such entities as Bank may request in connection with Bank’s determination whether to approve such entities. (Based on Company’s representation and warranty that information previously furnished by Company to Bank regarding the existing Agent Banks identified on Exhibit 3.2 (“Existing Agent Banks”) is true and accurate in all Material respects, and that such Existing Agent Banks are each registered and in good standing with the Card Associations, Bank hereby approves such Existing Agent Banks.) If approved by Bank, such Agent must then be registered with the Card Associations in accordance with the Rules. Bank may terminate any such Agent Bank in accordance with the Rules, or as otherwise required by the Card Associations or by directions or guidance of a governmental authority with supervisory authority over Bank. Company shall be responsible for monitoring the activities of all such Agents to ensure, and for ensuring, compliance with the Rules governing these entities, with the applicable contractual agreements, with this Agreement, and with Applicable Law. Company will direct, manage, conduct, administer and enforce the Agent agreements of Company as to such Agents and, as to Bank, shall be responsible and liable for the acts and omissions of all such Agents and merchants of such Agents, and for all Losses relating to any of the same, except the extent any such claims or Losses directly result from the Material breach by Bank of its obligations hereunder involving no Material failure by Company to perform its obligations hereunder and no Material failure by any of the third parties referred to in Section 2.1, Article III or Exhibit 2.2(H) to perform their obligations under the applicable agreements or the Rules, the ACH Rules or Applicable Law. However, nothing in this Agreement shall be construed as authorizing Company to modify any such agreements with any such Agents, or the Merchant Agreements with any such Merchants, or to waive any of Bank’s rights under any such Merchant Agreements with any such Merchants. Nothing in this Section shall be interpreted to alter the responsibilities of the parties under this Agreement with regard to Merchants established via Company’s Agent Bank relationships (including without limitation, Bank’s right to prior approval of Merchants, of the form of Merchant Agreements and application materials, of the schedule from which fees and charges are selected for use in Merchant Agreements, and regarding Bank’s rights to terminate Merchants and to change or make exceptions to, or to decline to change or make exceptions to, the Merchant Criteria).

Section 3.3. Acquisitions. Bank acknowledges that Company may, from time to time, acquire the stock or assets of other entities that provide processing services for merchants. In addition, it is acknowledged by Bank and Company that, if requested by Company and approved by Bank in its reasonable discretion, Bank will provide the services contemplated under this Agreement to such of the acquired merchants as (1) satisfy the Merchant Criteria and (2) either (i) agree to enter into a Merchant Agreement in the form, and providing for the charges and fees, approved by Bank as provided in Section 2.1 or (ii) have existing merchant agreements which are in form and substance, and provide for charges and fees, as shall be satisfactory to Bank, and (3) with respect to which the Company increases the Company Reserve Account by an amount satisfactory to the Bank and (4) do not, by virtue of such acquisition, Materially change the business or risk profile of Company. Bank’s approval of its providing services under this agreement for such acquisitions will be completed through the Bank’s signing of an assignment and assumption agreement for the acquired merchants’ business, in form and substance reasonably satisfactory to the Bank. This agreement contemplates that Bank will provide services that are the subject of this Agreement for acquisitions made by Company. However, the parties acknowledge that Bank is under no obligation to provide services under this Agreement for acquisitions made by the Company after the date of this Agreement. Upon such approval the acquired merchant program shall be subject to this Agreement, including without limitation, Bank’s right to indemnification from Company for any trailing chargeback liability and any other liabilities arising from the acquired merchants’ business.

ARTICLE IV

BANK FEES

Section 4.1. Bank Fees. Company agrees to pay all fees as specified in the Exhibit B with respect to services provided by Bank under this agreement.

ARTICLE V

SETTLEMENT

Section 5.1. Settlement.

(a) Bank will establish one or more special agency accounts for merchant settlement (the “Merchant Settlement Accounts”), which will be owned by Bank, to receive settlement from Card Associations, through Company’s designated Third Party Provider, with respect to the Merchant Program, to settle ACH debit and credit entries transmitted pursuant to Exhibit 2.2(H), and to receive discount rates/fees, processing fees, transaction fees and other fees and charges owing by Merchants under their Merchant Agreements for the Merchant Program (collectively, “discount fees”). Company agrees it has no right, title or interest in the Merchant Settlement Accounts. At no expense to Bank, Bank will cooperate with Company’s Third Party Provider to settle transactions through the interchange process of the Card Associations and to settle ACH debit and credit entries transmitted pursuant to Exhibit 2.2(H). Bank will provide fund transfers for the payment and transfer of funds to Merchants. Company shall be responsible for the cost of making fund transfers to Merchants as set forth on Exhibit B. Company will maintain an account (the “Company Account”) for the purpose of receiving amounts transferred from the Merchant Settlement Accounts after payment of amounts due to Merchants, Bank, and the Company Reserve Account. Company will provide Bank with routing instructions to effect transfers to and from the Company Account. Company authorizes Bank to initiate and make transfer to and from the Company Account to effect the transactions contemplated by this Agreement. Subject to Section 5.4, any amounts in the Merchant Settlement Accounts with respect to the Merchant Program net of those funds paid to Merchants, Bank or the Company Reserve Account shall be paid to the Company Account on each Bank business day. Any deficit in the Company Account balance shall be resolved within (3) business days by Company’s payment of immediately available funds into the Company Account or directly to Bank to cover any deficit. The parties acknowledge that there may be rare occasions when Bank must pay the daily settlement funds but does not receive funding for the daily settlement funds on that day from the applicable clearing Company agrees to reimburse Bank, on demand, at the LIBOR Rate the amount of “float cost” Bank incurs as a result of fronting the settlement amount, together with such settlement amount as well as any other cost, fees, or Losses associated with Bank’s payment of the settlement amount. Nothing herein shall be construed as obligating Bank to front the settlement amount (i) for more than one (1) business day, or (ii) when there shall have occurred and be continuing any other Event of Default by Company or any event affecting Company referred to in Section 11.5(a) or (b). If the reason for the failure to receive funding for daily settlement amount arises due to any act or omission of the Party Provider, and such failure may require the fronting of settlement for more than one (1) business day, Bank and Company shall work in good faith to resolve the issue(s) which resulted in such failure and to provide the payment of settlement to Merchants as soon as is practicable.

(b) Company will maintain a positive balance in the Company Account at all times sufficient to accommodate all funding required by this Agreement. If at any time the Company Account balance is negative, Bank shall give Company written notice of such deficit and Company shall have three (3) business days to cure such deficit. Any fees or interest expenses with respect to funding such deficit shall be reimbursed by Company, on demand by Bank, at the LIBOR Rate. Such notice may be provided by electronic mail or fax.

(c) Bank agrees to fund interchange (the fee paid daily by Bank to the Card Associations for entering sales and credit transactions into the settlement networks of the Card Associations) and related assessments on behalf of Company for the Merchant Program, provided (i) that there shall not have occurred and be continuing any Event of Default by Company or any event affecting Company referred to in Section 11.5(a) or (b), and (ii) that Company reimburses Bank for such interchange and assessments paid and pays the fees set forth in Exhibit C, in the manner specified in subsection (d) below.

(d) Each month, on or about the tenth (10th) calendar day of such month, Company will prepare an ACH file of the aggregate discount fees for the prior month, debiting each Merchant’s settlement account or reserve account, as the case may be, and crediting such discount fees to the Merchant Settlement Accounts referred to in (a) above. In the event Company fails to prepare such ACH file, Bank may do so, based on information provided directly to Bank by the Third Party Provider (or any successor thereto), and, notwithstanding any provision to the contrary in the Processing Agreement (or comparable agreement with any successor to the Third Party Provider), Company hereby authorizes and directs Third Party Provider (and any successor thereto) to provide such information directly to Bank for such purpose. Upon receipt of the funds generated by such file, Bank will remit such funds to the Company Account, less an amount equal to sum of (i) the actual interchange and assessment fees paid or to be paid by Bank on Company’s behalf for the prior month, and (ii) the fees set forth in Exhibit C, (iii) any amounts required to fund or replenish the Company Reserve Account, and (iv) any other amounts due and owing to Bank.

Section 5.2. Company Account Funds. As between Bank and Company, Company shall be responsible for all Card Association fees, assessments and charges, and for all Losses, including without limitation, fines associated with the Merchant Program as more fully described in ARTICLE VIII herein. Subject to Section 5.4, Company shall be entitled to all funds remaining in the Company Account after payment of said sums. To the extent Company owes Bank for obligations arising under this Agreement, Bank shall satisfy such obligations first from the Merchant Settlement Accounts or the Company Account, prior to satisfying any such obligations from funds in the Company Reserve Account. Company remains responsible for any amounts owing Bank if such Accounts are not sufficient to satisfy such obligations.

Section 5.3. Company Reserve Account.

(a) Funding. Company will establish a Company Reserve Account (“Company Reserve Account”) to fund the payment of Merchant Losses, Transaction Card chargebacks, Losses on ACH transactions for Merchants or Company, fees and other amounts due to Bank, and, subject to Section 5.3(d), will fund the Company Reserve Account either by transferring funds from existing reserve accounts currently held at J.P. Morgan Chase Bank or by depositing funds with Bank, in an amount sufficient to satisfy the reserve requirements specified in Exhibit 5.3(A). The timing of such transfer will be determined by mutual agreement of Bank, Company and, if the funds are transferred from the existing reserve at J.P. Morgan Chase Bank, J.P. Morgan Chase Bank. Bank will notify Company of any deductions from the Company Reserve Account. In the event the Merchant Settlement Accounts and Company Account are insufficient or unavailable for reimbursement of Merchant chargebacks, Losses on ACH transactions for Merchants or Company, or other Losses, Bank may eliminate any Merchant chargeback, ACH related Loss, or other Loss via deduction of the amount of such chargeback, ACH related Loss, or other Loss from the Company Reserve Account without notice to Company. The Company Reserve Account will earn funds credit at the Earnings Credit Rate specified in Exhibit B.

(b) Mechanics. Unless otherwise agreed in writing, when the Company Reserve Account is fully funded pursuant to Section 5.3(a) above, no further funding of the Company Reserve Account shall be required unless to replenish the Company Reserve Account, as described in Exhibit 5.3(A). It is expressly agreed and understood by the parties hereto that the level of reserves and reserve policy currently existing in Company, as required by Company’s current criteria and related underwriting are sufficient to fully fund any reserves required by Bank per Section 5.3(a) and will continue to be sufficient as long as the business and/or risk profile of Company (taking into consideration factors such as type of Merchant or Merchant volume) does not Materially change.

(c) Company Reserve Account Upon Termination.

(1) The Company Reserve Account shall remain deposited at Bank throughout the term of this Agreement, including any extensions and renewals thereof, and through the end of any period of continued servicing as described in Section 11.7. In the event that there are any unresolved obligations or liabilities of Company at the expiration or termination of this Agreement and the conclusion of any period of continued servicing as described in Section 11.7, Bank may retain in the Company Reserve Account a sum equal to 1.5 times the aggregate of such unresolved obligations or liabilities and may retain such sums until satisfactory resolution of the obligations or claims. Sums so retained shall be in addition to any sums retained pursuant to subsections (2) or (3) below. Bank will permit the entire amount held in the Company Reserve Account, except for sums, if any, retained pursuant to the foregoing provisions of this subsection (1), to be withdrawn by Company, upon the execution and delivery of an agreement, in form and substance satisfactory to Bank, by Bank and by the member in good standing of the Associations which has been recognized by the Card Associations as the assignee of the BINs and ICAs relating to the Merchant Program, and which has capitalization which is acceptable to Bank, in its reasonable discretion, whereby such member, having been designated by Company pursuant to Section 10.4, receives the assignments referred to therein and, concurrently therewith, assumes all liabilities associated with the assigned BINs/ICAs, including without limitation all trailing chargeback liabilities.

(2) In the event that one or more BINs/ICAs which are used for the Merchant Program are not transferred by Bank to another acquiring financial institution as contemplated by this Agreement, upon expiration or termination of this Agreement and the conclusion of any period of continued servicing as described in Section 11.7, Bank may retain in the Company Reserve Account a sum equal to the average monthly chargeback volume for activity processed utilizing the non-transferred BINs/ICAs during the six (6) month period on or prior to the effective date of such expiration or termination or, if later, prior to the conclusion of any period of continued servicing as described in Section 11.7, multiplied by six (6), and may hold such funds for a period of six (6) months following the effective date of such expiration or termination or, if later, following the conclusion of any period of continued servicing as described in Section 11.7. Sums so retained shall be in addition to any sums retained pursuant to subsection (1) above or subsection (3) below.

(3) Upon expiration or termination of this Agreement and the conclusion of any period of continued servicing as described in Section 11.7, Bank may retain in the Company Reserve Account a equal to the average monthly losses on ACH Transactions, whether for Merchants or Company, during the (3) month period occurring prior to the effective date of such expiration or termination or, if later, prior to the conclusion of any period of continued servicing as described in Section 11.7, multiplied by three (3), and may hold such funds for a period of three (3) months following the effective date of such expiration or termination or, if later, following the conclusion of any period of continued servicing as described in Section 11.7. Sums so retained shall be in addition to any sums retained pursuant to subsection (1) or subsection (2) above.

(d) Letter of Credit.

(1) In lieu of funding the Company Reserve Account, Company may procure an irrevocable letter of credit (the “Letter of Credit”), which Letter of Credit shall: (i) be a stand-by, at-sight, irrevocable letter of credit; (ii) be in the initial amount required to fund the Company Reserve Account under Exhibit 5.3(A): (iii) be drawn on an FDIC insured financial institution with an “A” credit rating or above and is reasonably satisfactory to the Bank; (iv) be payable to

Bank; (v) require that any draw on the Letter of Credit shall be made only upon receipt by the issuer of a letter signed by a purported authorized representative of Bank certifying that Bank is entitled to draw on the Letter of Credit pursuant to this Agreement; (vi) allow partial draws; and (viii) provide that it is governed by the Uniform Customs and Practice for Documentary Credits (1993 revisions) or the International Standby Practices (ISP 98). The Letter of Credit (and any renewals or replacements thereof) shall be for a term of not less than one (1) year.

(2) Bank may present its written demand for payment of a portion of the amount of the Letter of Credit as is required to compensate Bank for Losses, Transaction Card chargebacks, Losses on ACH transactions for Merchants or Company, fees and other amounts due to Bank under the Agreement.

(3) Company agrees that it shall from time to time, as necessary, whether as a result of a draw on the Letter of Credit by Bank pursuant to the terms hereof, or any increase in the amount required as a deposit in the Company Reserve Account, or as a result of the expiration of the Letter of Credit then in effect, renew or replace the original and any subsequent Letter of Credit so that a Letter of Credit, in the amount required hereunder, is in effect until a date which is at least one hundred eighty (180) days after the expiration or termination of this Agreement or, if later, the date on which any period of continued servicing pursuant to Section 11.7 shall have concluded or, if later, the date on which there shall remain no further Company Reserve Account requirement pursuant to any of Section 5.3(c)(1) or (2) or (3). If Company fails to furnish such renewal or replacement at least thirty (30) days prior to the stated expiration date of the Letter of Credit then held by Bank and, in the case of a replenishment of or increase in the amount required as a deposit in the Company Reserve Account, within three (3) business days after request therefor by Bank, then Bank, in addition to any other rights and remedies it may have under this Agreement, at its option may draw upon the full amount of such Letter of Credit and hold the proceeds thereof (and such proceeds need not be segregated) as a security deposit, and such sum shall be deposited into the Company Reserve Account, and/or may fund all or part of the required balance to be maintained in the Company Reserve Account by any of the means referred to in Exhibit 5.3(A). Any renewal or replacement of the original or any subsequent Letter of Credit shall meet the requirements for the original Letter of Credit as set forth above, except that such replacement or renewal shall be issued by a national bank with an “A” credit rating or above and reasonably satisfactory to Bank at the time of the issuance thereof.

(4) If Bank draws on the Letter of Credit as permitted in this Agreement, then, upon demand of Bank, Company shall restore the amount available under the Letter of Credit to its original amount by providing Bank with an amendment to the Letter of Credit evidencing that the amount available under the Letter of Credit has been restored to its original amount. In the alternative, Company may provide Bank with cash, to be held by Bank in the Company Reserve Account in accordance with Section 5.3(a) of the Agreement, equal to the restoration amount required under the Letter of Credit.

(5) The parties agree that the Company Reserve Account will in any event be established and maintained at Bank as provided herein, but will not be funded in the manner provided herein if a Letter of Credit meeting the requirements set out above shall be duly issued by the Effective Date and shall remain in effect thereafter with an available balance corresponding to the amount required from time to time, determined in accordance with the provisions hereof applicable to the Company Reserve Account. If at any time, before or after termination of this Agreement, there ceases to remain in effect such a Letter of Credit, in such amount and meeting such requirements set out above, Bank, at its option, may fund the Company Reserve Account using funds drawn under any such Letter of Credit and/or by any of the means referred to in Exhibit 5.3(A).

Section 5.4. Security; Set-off. Company hereby grants Bank a continuing security interest in and to the Company Account, the Merchant Settlement Accounts and the Company Reserve Account, all funds belonging or payable to Company, or in which Company may have an interest, now or hereafter in any such Account, and all other funds belonging or payable to Company, or in which Company may have an interest, now or hereafter in the possession of Bank, to secure all of Company’s obligations to Bank under this Agreement and under any other agreement executed in connection with this Agreement to which Bank and Company may now or hereafter be parties. The Company Account, Merchant Settlement Accounts and Company Reserve Account shall each be maintained at Bank, and each such Account, all funds now or hereafter contained therein, and any other monies belonging or payable to Company or in which Company may have an interest which are now or hereafter in Bank’s possession, shall be subject to Bank’s immediate and unencumbered right to set-off any claims Bank has against Company, whether absolute or contingent, for services, indemnification, or otherwise.

ARTICLE VI

REPORTS AND RECORDS

Section 6.1. Reports. To the extent Bank receives any Material reports including from Card Associations or Company’s Third Party Provider for the Merchant Program not otherwise received by or accessible to Company, Bank will promptly provide Company with reporting for the Merchant Program. The form and format of any other routine report utilized as periodic communication between Bank and Company will be as mutually agreed by Company and Bank. However, such reporting from Company to Bank will at a minimum include the information described in Exhibit 6.1.

Section 6.2. Records. At all times Company will maintain accurate business records relating to the Merchant Program. Company will maintain a disaster recovery and contingency plan that meets or exceeds applicable bank regulatory and Card Association requirements (as communicated by Bank). Company will deliver a copy of such plans to Bank prior to execution of this Agreement, and thereafter whenever any change is made to any such plans. If the plan does not meet such requirements or if a bank regulatory agency requires changes to such plans, Company agrees to promptly make such changes or meet such requirements upon written notice to Company of such changes or requirements by Bank.

ARTICLE VII

AUDIT

Section 7.1. Audits. Company shall provide Bank, its employees, and its auditors, and regulatory agencies having supervisory authority over Bank, with reasonable access to records and facilities to review records and conduct audits and inspections of the performance of services and assessment of fees and charges under this Agreement. Such access shall be requested upon at least 7 days’ advance notice, shall be during normal business hours and shall not Materially interfere with the conduct of the Company’s business (unless shorter notice or different hours or different conditions for such access shall be imposed by a Card Association, the Rules, the ACH Rules or such regulatory agency). Bank’s audits and inspections shall be no more frequent than quarterly unless otherwise required by the Card Associations, the Rules, the ACH Rules, Applicable Law or directions or guidance of governmental authorities with supervisory authority over the Bank.

Section 7.2. Audit Expense. Bank shall bear the sole cost and expense of audits and inspections conducted by it under this Agreement, except as specified on Exhibit B. However, Company shall bear the sole cost and expense of audits and inspections conducted or required by any regulatory authority or Card Association, including without limitation the annual inspections Bank is required to perform under the Rules.

Section 7.3. Financial Statements. Company will provide annual audited and quarterly unaudited financial statements to Bank, copies of SAS 70 audit reports on the Company annually, and such other financial information as Bank may reasonably request.

ARTICLE VIII

FEES AND EXPENSES

Section 8.1. Other Service Fees. Company shall pay to Bank fees for services, and other items, as stated on and at the time specified in Exhibit B. Bank may charge the Company Account for these amounts. In the event additional services are requested, the parties shall negotiate in good faith for the additional service and payment therefor.

Section 8.2. Card Association Fees. Company is responsible for Card Association fees for establishment and maintenance of the BINs and ICAs used in this Merchant Program. As to Bank, Company is solely liable for Card Association fees for the registration of Company and others approved by Bank on behalf of Company (as described in Section 3.1) as ISOs/MSPs under the Merchant Program and for the registration of the Agent Banks (as described in Section 3.2). Company shall pay all Card Association and NACHA fees, interchange, assessments, penalties and fines applicable or related to the Merchant Program; provided that (i) Company shall not be liable for Card Association or NACHA fees and expenses arising out of claims which directly result from the Material breach by Bank of its obligations hereunder involving no

Material failure by Company to perform its obligations hereunder and no Material failure by any of the third parties referred to in Section 2.1, Article III or Exhibit 2.2(H) to perform their obligations under the applicable agreements or the Rules, the ACH Rules or Applicable Law, and (ii) Bank shall retain any benefits, including without limitation any benefits in the form of discounts or waivers of charges or fees otherwise due in connection with the Program, which accrue by reason of Bank’s being part of the Visa Partnership program, it being understood that Company’s obligations hereunder shall be determined without reference to such discounts, waivers or other benefits, all of which shall be for the sole benefit of Bank.

Section 8.3. Company Account. As between Company and the Bank, Company is solely responsible for all Losses with respect to the Merchant Program from whatever nature or source whether chargeback, fraud, bankruptcy, Losses on ACH transactions for Merchants or Company, or otherwise. To the extent there are insufficient funds in the Company Account to pay such expenses, Bank shall notify Company in writing of the deficiency and Company shall promptly deposit funds in the Company Account sufficient to pay those Losses, or Bank may utilize funds in the Company Reserve Account for this purpose. Bank may setoff Losses from amounts otherwise due Company hereunder; provided that, Company shall not be liable for Losses arising out of claims which directly result from Material breach by Bank of its obligations hereunder involving no Material failure by Company to perform its obligations hereunder and no Material failure by any of the third parties referred to in Section 2.1, Article III or Exhibit 2.2(H) to perform their obligations under the applicable agreements or the Rules, the ACH Rules or Applicable Law.

Section 8.4. Conversion Costs. Company is responsible for any out-of-pocket conversion costs incurred by Bank related to the termination of this Agreement. Notwithstanding the foregoing, Bank shall be responsible for such conversion costs in the event (1) Bank’s membership in either Card Association is terminated, or (2) this Agreement is terminated by Company by virtue of an uncured Event of Default by Bank.

Section 8.5. Other Costs and Expenses. Except as otherwise specified herein, each party shall be responsible for its own costs and fees in the preparation of this Agreement and carrying out of its obligations under this Agreement.

ARTICLE IX

REPRESENTATIONS AND WARRANTIES

Section 9.1. Bank - General Representations and Warranties. Bank hereby represents and warrants to Company as follows:

(a) Bank is duly chartered and validly existing as a Georgia state banking corporation with full power and authority to carry on its banking business as now conducted.

(b) Bank has all requisite corporate power and authority to enter into and perform all its obligations under this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action in respect thereof on the part of Bank. This Agreement constitutes the legal, valid and binding obligation of Bank enforceable against it in accordance with its terms, subject only as to enforceability of bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

(c) To the knowledge of Bank, no consent, approval or authorization of, or declaration, notice, filing or registration with, any government entity or any other person is required to be made or obtained by Bank in connection with the execution, delivery and performance of this Agreement except for the assignment of Company’s BIN and ICA and the registration and approval of Company, ISOs/MSPs, and Agent with the Card Associations as required by the Rules.

(d) To the knowledge of Bank, there is no litigation, proceeding or governmental investigation pending or threatened, and there is no proceeding, pending dispute, or ongoing investigation with any Card Association or any order, injunction or decree outstanding which does or might Materially affect Bank’s ability to enter into this Agreement or carry out Bank’s obligations thereunder.

(e) To the knowledge of Bank, this Agreement docs not conflict with any other agreement or obligation of Bank and neither the execution and delivery nor the performance of this Agreement will violate, conflict with, result in a breach of or default under, or constitute a violation of Bank’s bylaws, any agreement, or any law, regulation, judicial decree or order by which Bank is bound.

(f) Bank is a principal member in good standing of the Card Associations.

Section 9.2. Bank - General Covenants. Bank covenants with the Company as follows:

(a) Bank will continue to maintain its membership in the Card Associations throughout the term of this Agreement.

(b) Bank shall comply with the requirements of the VISA Cardholder Information Security Program (“CISP”) and MasterCard Site Data Protection (“SDP”) Program, as well as any other security guidelines or requirements established by the Card Associations, unless Bank obtains or is granted a waiver from such requirements.

Section 9.3. Company - General Representations and Warranties. Company hereby represents and warrants to Bank as follows:

(a) Company is a corporation duly organized and validly existing under the laws of the State of Delaware with full power and authority to carry on its business as now conducted.

(b) Company has all requisite power and authority to enter into and perform all its obligations under this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action in respect thereof on the part of Company. This Agreement constitutes the legal, valid and binding obligation of Company enforceable against it in accordance with its terms, subject only as to enforceability of bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

(c) No consent, approval or authorization of (other than the approval of Company’s lenders, which Company represents and warrants has been obtained), or declaration, notice, filing or registration with, any government entity or any other person is required to be made or obtained by Company in connection with the execution, delivery and performance of this Agreement except for the assignment of Company’s BIN and ICA and the registration of Company, ISOs/MSPs, and Agent Banks with the Card Associations as required by the Rules.

(d) There is no litigation, proceeding or governmental investigation pending or, to the knowledge of Company, threatened, and there is no proceeding, pending dispute, or ongoing investigation with any Card Association or any order, injunction or decree outstanding which does or might Materially affect Company’s ability to enter into this Agreement or carry out Company’s obligations thereunder.

(e) This Agreement does not conflict with any other agreement or obligation of Company and neither the execution and delivery nor the performance of this Agreement will violate, conflict with, result in a breach of or default under, or constitute a violation of Company’s charter documents or membership and operating agreement, any agreement, or any law, regulator or judicial decree or order by which Company is bound.

(f) Except as otherwise disclosed in this Agreement, the Existing Portfolio was solicited, and all services, operations and activities heretofore performed or conducted in relation thereto have complied, and the transactions contemplated herein with respect thereto shall comply, in all Material respects with the Rules, the ACH Rules and with Applicable Law.

Section 9.4. Company - General Covenants. Company covenants with Bank as follows:

(a) Company will be a registered Merchant Service Provider and Independent Sales Organization of Bank under applicable Rules in good standing and will continue to maintain those registrations throughout the term of this Agreement.

(b) During the term of this Agreement, Company will have sufficient experienced employees, facilities and systems to perform its merchant processing business and servicing and other obligations of its business. Company will conduct the Merchant Program in a professional and workmanlike manner, in a manner that will not bring discredit to Bank or its Affiliates and Company will respond and attempt to resolve Merchant inquiries promptly.

Section 9.5. Company Card Association Representations, Warranties, and Covenants. Company hereby represents and warrants to Bank and covenants with Bank as follows:

(a) Company has received, understands, and agrees to comply with all Rules.

(b) On an ongoing basis, Company will regularly provide Bank with the current addresses for all its offices.

(c) In the event of any inconsistency between any provision of this Agreement and the Rules, the Rules in each instance shall be afforded precedence and shall apply.

(d) Company acknowledges and agrees that VISA and/or MasterCard are the sole and exclusive owner of VISA and/or MasterCard trademarks and service marks (“Marks”). Company agrees to never contest the ownership of these Marks and VISA and/or MasterCard may at any time immediately and without advance notice prohibit Company from using their respective Marks.

(e) Company acknowledges and agrees that VISA and/or MasterCard shall have the right, either in law or in equity, to enforce any provision of the Rules and to prohibit Company’s conduct that creates a risk of injury to VISA and/or MasterCard or that may adversely affect the integrity of VISA’s and/or MasterCard’s systems, information or both. Company agrees to refrain from taking any action that would have the effect of interfering with or preventing an exercise of these rights by VISA and/or MasterCard.

(f) Company agrees not to use any Marks on its own behalf in the furtherance of the Merchant Program. Company also agrees not to suggest, imply or in any manner create an impression that it is a member or an authorized representative of VISA and/or MasterCard or that it is other than an ISO/MSP for an Association member. Further, Company may not create an impression that VISA and/or MasterCard in any way endorses Company or the Merchant Program it coordinates through Bank.

(g) Company may use one (1) or more of the Marks under the following conditions:

(i) Marks are used in accordance with the Rules; and

(ii) Marks are used pursuant to the express written permission of Bank.

(h) Company shall be responsible for ensuring that each of the third parties referred to in Section 2.1, Article III or Exhibit 2.2(H) complies with the Rules and the ACH Rules, with the Processing Agreement or other applicable agreements, with this Agreement and with Applicable Law. Company agrees to provide services under the Merchant Program only with Company’s employees or another ISO/MSP or Company’s Agent Banks that are registered with the Card Associations to provide services for a member of the Card Associations, which has been approved in advance by Bank in writing. An employee of Company is defined as an individual who, while providing services for the Merchant Program (i) represents himself or herself as working for Company while using only Company’s legal or “doing business as” name(s) as registered with VISA and/or MasterCard; and (ii) receives compensation for services rendered for the Merchant Program from Company. An employee may not extend or transfer to any third party any right or obligation the employee may have regarding the Program as an employee of Company. Company further agrees to the following:

(i) Company will not use VISA’s and/or MasterCard’s equipment and software (“V/MC Systems”) and VISA and/or MasterCard information identified or reasonably understood to be confidential or proprietary (“V/MC Confidential Information”) for anything other than to perform its duties on behalf of Bank;

(ii) To treat the V/MC Systems and V/MC Confidential Information in at least as careful and confidential a manner as Company treats its own or the Bank’s systems and confidential or proprietary information;

(iii) To acknowledge that access to the V/MC Systems and V/MC Confidential Information does not convey to Company any right, title, interest or copyright therein or any license to use, sell, exploit, copy or develop them further;

(iv) To limit access to the V/MC Systems and V/MC Confidential Information to only those Company employees with a need to have access for the Company to perform services under the Merchant Program and to implement and maintain reasonable and appropriate safeguards to prevent unauthorized access to or use of the V/MC Systems or V/MC Confidential Information; and

(v) To immediately advise both Bank and VISA and/or MasterCard if any unauthorized person or external entity seeks access to the V/MC Systems or V/MC Confidential Information whether by legal proceeding or otherwise.

(i) VISA and/or MasterCard may at any time conduct financial and procedural audits of Company. Company agrees to cooperate with and promptly supply VISA and/or MasterCard with all information and material requested.

(j) Company acknowledges that under the Rules it will not have access to any account for funds (i) then or subsequently due a Merchant under the Merchant Program and/or (ii) withheld from a Merchant for chargebacks arising out of the Merchant Program. Company also recognizes that Bank may not assign or otherwise transfer an obligation to pay or reimburse a Merchant to Company if the obligation arises from the Merchant’s participation in the Merchant Program.

(k) Company shall comply with the requirements of CISP and SDP, as well as any other security guidelines or requirements established by the Card Associations. Should the Card Associations require an audit of Company’s security practices, Company shall cooperate in such audit.

ARTICLE X

CONFIDENTIALITY, OWNERSHIP OF MERCHANT RELATIONSHIPS, NON-SOLICITATION

Section 10.1. Confidential information. The parties expressly acknowledge that in the course of Bank’s and Company’s negotiation of this Agreement and the performance hereunder, both parties have disclosed prior to the date hereof and may continue to learn certain confidential patent, copyright, business, trade secret, proprietary or other like information of the other party or third parties, including but not limited to the other party’s vendors, consultants, suppliers or customers (collectively, “Confidential Information”). Anything in this Agreement to the contrary notwithstanding, each party expressly agrees that it will keep strictly confidential any such Confidential Information it learns, will limit access to such Confidential Information to those employees who have a need to know same, and shall only use such Confidential Information to the extent required to exercise their respective rights and to perform their respective duties under this Agreement or to its professional advisors (provided they are subject to retaining the Confidential Information confidential as provided in this section) or, in the case of Bank, to bank regulators having supervisory authority over Bank, and will not otherwise use or disclose the Confidential Information to any other person except for disclosures required by Applicable Law.

Section 10.2. Non-Confidential Information. The provisions of this Article shall not apply to information which: (i) is in the public domain or in the possession of the receiving party without restriction at the time of receipt under this Agreement; (ii) is used or disclosed with the prior written approval of the disclosing party; (iii) is independently developed by the receiving party; (iv) is or becomes known to the receiving party from a source other than the disclosing party without breach of this Agreement by the receiving party; or (v) is ordered to be released by a court of competent jurisdiction or appropriate regulatory authority, but in such a case the party required to disclose the information, to the extent possible, shall provide the other party with timely prior notice of the requirements and coordinate with such other party in an effort to limit the nature and scope of the required disclosure.

Section 10.3. Remedy. In the event of any breach of this Article X, the parties agree that the non-breaching party will suffer irreparable harm and the total amount of monetary damages for any injury to the non-breaching party from any violation of this Article X will be impossible to calculate and will therefore be an inadequate remedy. Accordingly, the parties agree that the non-breaching party shall be entitled to seek temporary and permanent injunctive relief against the breaching party, its affiliate, employees, officers, directors, agents, representative or independent contractors, and the other rights and remedies to which the non-breaching party may be entitled to at law, in equity and under this agreement for any violation of this Article X. The provisions of this entire Article X shall survive the termination of this Agreement.

Section 10.4. Ownership of Merchant, 1SO/MSP, and Agent Bank Relationships. Bank and Company agree that the relationship with, and the names, addresses and all information relating to Merchants, any ISOs/MSPs, and any Agent Banks of the Merchant Program, the Merchant Agreements and any revenues, fees and benefits thereunder, are owned by and proprietary to Company and all right, title and interest therein are vested in Company (subject, however, to Bank’s rights under the provisions hereof, including without limitation Section 5.3 and Section 5.4, and under the provisions of the various Merchant, ISO/MSP, Agent bank and other agreements referred to herein and the Rules). Such information constitutes the Confidential Information of Company for purposes of this Agreement. Company shall be entitled to all revenues, profits, benefits, fees, discount rates and ongoing relationships with Merchants, ISOs/MSPs, and Agent Banks, including the rights and benefits of the Merchant Agreements and ISO/MSP Agreements related to the Merchant Program (subject, however, to Bank’s rights under the provisions hereof, including without limitation Section 5.3 and Section 5.4, and under the provisions of the various Merchant, ISO/MSP, Agent bank and other agreements referred to herein and the Rules). Provided that Company is not in default involving an amount or amounts owed to Bank in excess of Seventy Five Thousand Dollars ($75,000), Bank agrees that Company shall have the sole right to designate any sale, transfer or assignment of the ISO/MSP Agreements, Merchant Agreements, Agent Agreements, Merchant Reserve Accounts and any BIN or ICA related to the Merchant Program (and used exclusively in connection with the ISO/MSP Agreements and Merchant Agreements to be assigned) to another financial institution which is a member in good standing of the Card Associations and qualified under the Rules to receive such sale, transfer or assignment and which meets the capitalization requirement referred to in Section 5.3(c)(l), provided that Company is responsible for any out-of-pocket costs including but not limited to taxes, counsel fees and costs of deconversion, of such sale, transfer or assignment transaction, and provided further that any such sale, transfer or assignment shall be without recourse to Bank and made pursuant to an agreement between Bank and such other financial institution in accordance with Section 5.3(c)(1)). Company shall remain responsible for all chargebacks and other Losses related to the Merchant Program, Merchant Agreements, ISO/MSP Agreements, Merchants, ISOs/MSPs, and Agent Blanks as provided in Section 8.2 and elsewhere herein.

Section 10.5. Bank Processing Fees. The bank processing fees to be paid by Company to Bank shall be as described on Exhibit B attached hereto and made a part hereof.

Section 10.6. Non-solicitation. Bank and its Affiliates shall not use the Company’s listing of, or other Confidential Information of Company relating to, Merchants, ISOs/MSPs, or Agent Blanks of Company or its Affiliates to solicit contracts therewith, without the prior written consent of Company. This prohibition shall not preclude any solicitations made other than with the use of such listings or Confidential Information. The economic benefits of any agreements entered into in violation of this Section 10.6 shall accrue to the benefit of the Company.

Section 10.7. Press Releases. All press releases, public announcements or similar public disclosures (including, without limitation, disclosures by a website) by either Party relating to this Agreement or its subject matter, including promotional or marketing material, will be coordinated with and approved in writing by the other Party prior to release. This provision does not (i) prohibit disclosures a Party is required to make under Applicable Law (including, without limitation, SEC requirements), or (ii) alter the restrictions on the disclosure of Confidential Information set forth in this Agreement.

ARTICLE XI

TERM AND TERMINATION

Section 11.1. Term. This Agreement shall become effective, without further action, as of the date first written above or, if later, on the last to occur of (i) the date when the Company Reserve Account shall have been initially funded in accordance with Section 5.3(a) or a Letter of Credit provided in lieu of such initial funding in accordance with Section 5.3(d), and (ii) the consummation of a transfer of the Existing Portfolio on terms mutually acceptable to Bank and to J.P. Morgan Chase Bank as contemplated by Section 2.1(c)(viii) (the “Effective Date”) and shall remain in effect to December 31, 2008 and shall thereupon be automatically renewed for successive two-year terms unless and until terminated as provided in accordance with this Article XI.

Section 11.2. Non-Renewal. If either party does not want this Agreement to automatically extend at the conclusion of the original term (or any renewal term, whichever is applicable), then such party shall give the other party written notice to that effect not less than six (6) months before the expiration of the existing term (whether the original term or a renewal term.

Section 11.3. Termination Upon Change of Control or Sale of Assets. This Agreement may be terminated on written notice of such intention to terminate delivered to the other party within ninety (90) days following the occurrence of the following:

(a) by Bank (i) in the event of a sale of more than fifty percent (50%) of the common stock interests, of Company, or substantially all of the assets of Company to an unaffiliated third party, provided that any such purchaser of equity or assets does not have the financial capability to assume Company’s obligations under this Agreement, in the reasonable determination of Bank, or (ii) in the event of a sale or assignment of fifty percent (50%) or more of the Merchant Agreements; provided however, that the parties agree that such termination shall affect only those Merchant Agreements that are sold or assigned; and further provided however, that the parties agree that this section will not apply to an initial public offering of the Company’s common stock on a nationally recognized stock exchange.

(b) by Company in the event of a sale of more than fifty percent (50%) of the equity interests in Bank or substantially all of the assets of Bank to an unaffiliated third party (other than an Association member that meets the capital requirements of the Card Associations and/or applicable bank regulators and does not compete for the Merchant business of Company or the banking business of its Agent Banks); provided however, that the parties agree that this section will also not apply to an initial public offering of Bank’s common stock on a nationally recognized stock exchange,

Section 11.4. Termination Upon Default. The breach by either party of a term or condition or of a representation or warranty set forth in this Agreement shall constitute an event of default (“Event of Default”). If such Event of Default is not cured by the defaulting party within thirty (30) days (three (3) business days in the event of a failure of Company to fund the

Company Account or to otherwise pay amounts owing to Bank under this Agreement) after delivery of written notice describing the Event of Default (which, in the case of notice of Company failure to fund the Company Account or to otherwise pay amounts owing to Bank, may be by electronic mail or fax), then the nondefaulting party shall be entitled at its sole election, to terminate this Agreement upon written notice to the other party, except if otherwise agreed by the parties. Notwithstanding the foregoing, if the Event of Default requires earlier termination due to Card Association or NACHA requirements, then the non-defaulting party may terminate as required by the Rules or ACH Rules, subject to reasonable documentation thereof.

Section 11.5. Termination by Reasons of Bankruptcy or Other Material Events. In the event of the occurrence of any of the following events, the party indicated shall have the right to terminate this Agreement immediately upon providing written notice to the other party:

(a) By either party, in the event of the commencement of any bankruptcy, insolvency, reorganization, dissolution, liquidation of debt, receivership or conservatorship proceeding or other similar proceeding under federal or state bankruptcy, debtors relief, or other law by or against the other party; or

(b) By either party, in the event of the suspension or termination of business or dissolution of, or the appointment of a receiver, conservator, trustee or similar officer to take charge of, a substantial part of the property of the other party; or

(c) By Company, in the event of Bank’s loss of principal membership in either of the Card Associations or in the event either Card Association or Bank’s principal regulator(s) place any restrictions on Bank which Materially impair Bank’s ability to perform the services under this Agreement or the ability of Company to add Merchants to the Merchant Program (provided, the imposition of such restrictions involved no Material failure by Company to perform its obligations hereunder and no Material failure by any of the third parties referred to in Section 2.1 or Article III or Exhibit 2.2(H) to perform their obligations under the applicable agreements or the Rules, the ACH Rules or Applicable Law); or

(d) By Bank, in the event of Company’s loss of its ISO/MSP registration in either of the Card Associations due to revocation or non-renewal of such registration by such Card Association. It is understood by the parties that if Bank does not renew this Agreement with Company, that this clause will not apply to a loss of by Company of its ISO/MSP registration that occurs at the expiration hereof and is the result solely of such non-renewal by Bank; or

(e) By Bank, in the event of the expiration or termination for any reason of the Processing Agreement, or any uncured breach by Company of the Processing Agreement which results in a failure by Company to perform its agreement in Section 2.2(b) respecting the Third Party Provider (it being understood, however, that in the event of any such expiration or termination, the failure by Company to obtain comparable substitute services from another source acceptable to Bank, shall constitute an Event of Default by Company); or

(f) By Bank, if there is brought to Bank’s attention

(i) a relationship Company has entered into with a party, or

(ii) a promotion or advertising or other information referring to Company which Company publishes or permits to be published or proposes to publish or permit to be published,

which, though not a relationship or promotion or advertising or information of a kind which under the terms hereof Bank has the right to approve or withdraw its approval of, is such as to cause Bank in good faith to conclude that Bank’s participation in the Merchant Program or its relationship with Company will associate Bank, directly or indirectly, with persons or promotions or advertising or other information of a prurient, hateful, illegal, discriminatory or offensive nature; provided Bank has notified Company of Bank’s concerns and Company is unable or unwilling to immediately terminate any such relationship and any further such publication.

Section 11.6. Survival of Certain Obligations. Expiration or earlier termination of this Agreement for any reason shall not terminate the obligations described in this Article XI or in Article X or Article XI hereof, or the provisions of Section 5.3(c) and Section 5.4 hereof, or the obligation to pay Bank or Company amounts due hereunder which arise prior to the termination date; all of which survive expiration or termination of this Agreement.

Section 11.7. Rights Upon Termination. Termination or expiration of this Agreement or of any period of continued servicing as described below, shall not affect the rights and obligations of the parties for transactions entered into prior to such termination or expiration or entered into after termination or expiration during any such period of continued servicing, including without limitation, Company’s obligations to indemnify Bank pursuant to Article XII, or pursuant to any other provisions of this Agreement, with respect to costs, obligations, expenses, liabilities (including, without limitation, trailing chargeback liabilities and all Losses on ACH transactions for Merchants or Company), fines, penalties and any other Losses, whenever arising, with respect to such transactions. Except to the extent prohibited by the Card Associations, NACHA or any governmental authority with supervisory authority over Bank, upon any expiration of the term of this Agreement or termination of this Agreement, the parties agree to cooperate to continue and maintain the Merchant Program for a period of time not to exceed [***] days from the date of expiration or termination, in order to effect an orderly transition of the Merchant Program. Such cooperation shall include Bank’s continued servicing of the Merchant Program on Company’s behalf subject to and in accordance with the terms of this Agreement until the earliest possible time that Company can arrange a transfer, complying with the conditions and provisos set out below, of the Merchant Program to another bank which is a principal member in good standing of the Card Associations and meets the capitalization requirement referred to in Section 5.3(c)(1) and enters into an agreement in form and substance satisfactory to Bank as provided below. Upon any prior notice of termination or upon termination of this Agreement if no prior notice was received, subject to the terms of this Agreement, Company shall use its best efforts to promptly arrange for such a transfer of the Merchant Program to another such and Bank agrees, in connection with such a transfer, to assign (without recourse or cost to Bank) all of Bank’s interest in the Merchant Agreements and

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ISO/MSP Agreements (and any other agreements in Bank’s name related solely to the Merchant Program, other than this Agreement) and the Merchant Reserve Accounts to such bank, subject, however, to Bank’s rights under Section 5.3(c) and Section 5.4. Bank also agrees, in connection with such transfer, to assign (without cost to Bank) BINs and ICAs relating to the Merchant Program to such bank. Upon the termination of this Agreement, all rights to the Merchant Program, including the Merchant Agreements and ISO/MSP Agreements, shall (subject to Bank’s rights under Sections Section 5.3(c) and Section 5.4) continue to be fully vested in Company and provided that all amounts due Bank in excess of Seventy-Five Thousand Dollars ($75,000) have been fully paid, Bank shall execute and deliver any assignments, bills of sale and other documents necessary to assign, without recourse or cost to Bank, and subject to Bank’s rights under Section 5.3(c) and Section 5.4, all of Bank’s right, title, interest and ownership of the Merchant Program including the Merchant Agreements and ISO/MSP Agreements (and related agreements pertaining solely to the Merchant Program, other than this Agreement) and the Merchant Reserve Accounts to Company or its designee, including without limitation, assignment of all Merchant Agreements and ISO/MSP Agreements (and related agreements pertaining solely to the Merchant Program, other than this Agreement), all Merchant Reserve Accounts and the BINs and ICAs used by Bank in connection with the Merchant Program and in existence as of the date of termination; provided that Company or such designee is a principal member of the Card Associations able to take such assignment and meets the capitalization requirement referred to in Section 5.3(c)(1), and such assignee enters into an agreement in form and substance satisfactory to Bank as described in Section 10.4. Company shall bear all out of pocket costs of such transactions, including but not limited to any taxes and counsel fees. Bank will provide to Company or its designee all books and records relating to the Merchant Program, provided, however that Bank may keep a copy of such records or, in the event Bank does not choose to keep a copy of such records, Bank may obtain copies of such records from Company upon reasonable request for proper purposes.

ARTICLE XII

INDEMNIFICATION

Section 12.1. Indemnification of Bank. In addition to the obligations of Company to indemnify Bank under other provisions of this Agreement, Company shall indemnify Bank and its directors, officers, employees and agents (“Bank Indemnified Parties”) and hold each of them harmless from and against and defend against, any and all claims, damages, losses, penalties, fines, expenses, costs and/or liabilities (including attorneys’ fees and court costs) (“Losses”) that are caused by or result from Company’s performance or failure to perform its obligations hereunder or the performance or failure to perform by the Merchants or by the ISOs/MSPs, Agents or other third parties referred to in Section 2.1, Article III or Exhibit 2.2(H), of their obligations under the applicable agreements or the Rules, the ACH Rules or Applicable Law) or the breach of any representation or warranty made by Company herein, to the extent they do not directly result from the Material breach by Bank of its obligations hereunder involving no Material failure by Company to perform its obligations hereunder and no Material failure by any of the third parties referred to in Section 2.1, Article III or Exhibit 2.2(H) to perform their obligations under the applicable agreements or the Rules, the ACH Rules or Applicable Law. Company’s obligation to indemnify any Bank Indemnified Party will survive the expiration or termination of this Agreement by either party for any reason.

Section 12.2. Indemnification of Company. In addition to the obligations of Bank to indemnify Company under other provisions of this Agreement, Bank shall indemnify Company and its directors, officers, employees and agents (“Company Indemnified Parties”) and hold each of them harmless from and against and defend against, any and all claims, damages, losses, penalties, fines, expenses, costs and/or liabilities (including attorneys’ fees and court costs) (“Losses”) that directly result from the Material breach by Bank of its obligations hereunder involving no Material failure by Company to perform its obligations hereunder and no Material failure by any of the third parties referred to in Section 2.1, Article III or Exhibit 2.2(H) to perform their obligations under the applicable agreements or the Rules, the ACH Rules or Applicable Law. Bank’s obligation to indemnify any Company Indemnified Party will survive the expiration or termination of this Agreement by either party for any reason.

Section 12.3. Notice. Each party shall promptly notify the other of any suit or threat of suit which that party becomes aware (except with respect to threat of suit one party might bring against the other) that may give rise to a right of indemnification pursuant to the Agreement. The indemnifying party will be entitled to participate in the settlement or defense thereof. The indemnifying party and the indemnified party shall cooperate (at no additional cost to the indemnified party) in the settlement or defense of any such claim, demand, suit or proceeding.

Section 12.4. Exclusion of Damages. In no event shall either party be liable under any theory of tort, contract, strict liability or other legal or equitable theory for any lost profits, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is hereby excluded by agreement of the parties regardless whether the party has been advised of the possibility of such damages. The foregoing limitation shall not apply to the indemnity provisions stated above in the event of an indemnifiable third-party claim.

ARTICLE XIII

MISCELLANEOUS

Section 13.1. Notices. Any written notice required or permitted to be given to the parties hereunder shall be addressed as follows:

If to Company:	TransFirst Holdings, Inc.
5950 Berkshire Lane, Suite 1100
Dallas, Texas 75225
Attn: Andrew Rueff, Senior Vice President

With a copy to:	Terrence P. Maher, Esq.
Baird, Holm, McEachen, Pedersen, Hamann & Strasheim LLP
1500 Woodmen Tower
Omaha, Nebraska 68102

If to Bank:	N. Fraser Cruickshank
V.P. Card Services
1125 First Avenue
2nd Floor Uptown Center
Columbus, GA 31901

With a copy to:

Deputy General Council
1111 Bay Avenue
Suite 501
Columbus, GA 31901

All written notices shall be delivered in person or shall be sent by overnight delivery via recognized overnight courier, or by registered or certified mail, return receipt requested, and shall be deemed effective seventy-two (72) hours after the same is deposited with the overnight courier service or mailed via certified mail as described above with postage prepaid. Notice sent by any other method shall be effective only upon actual receipt. The parties to this Agreement, by notice in writing, may designate another to whom notices shall be given pursuant to this Agreement.

Section 13.2. Independent Contractor. The relationship between both parties under this Agreement is that of independent contractor. Nothing herein contained shall be construed as constituting a partnership, joint venture or agency between the parties hereto.

Section 13.3. Assignment; Subcontracting. This Agreement shall not be assignable in whole or in part by either party without the other party’s prior written consent, which shall not be unreasonably withheld, and any attempted assignment without such consent shall be void. Notwithstanding any such assignment, delegation or subcontract, assignor shall remain jointly and severally liable for all of its obligations under this Agreement which are so assigned, delegated or subcontracted. Notwithstanding anything herein to the contrary, the Company shall be permitted, without the consent of Bank, to grant a security interest in all of its rights under this Agreement, to any lender(s) (or an agent on their behalf) who has provided financing to Company or any of its subsidiaries, provided such lender(s) or agent shall first enter into an agreement with Bank in form and substance reasonably satisfactory to Bank wherein such lender(s) (or agent on their behalf) subordinate any security interests or other interests they may now or hereafter have in any existing or future accounts and funds referred to in Section 5.4 hereof to Bank’s interests therein. Upon a foreclosure or other exercise of any of such lenders’ rights under their security interest, such lenders and any transferee of any of Company’s rights under this Agreement will be subject to all of Company’s obligations hereunder, without relieving Company of its liability therefor.

Section 13.4. Waiver. No term or provision hereof will be deemed waived, and no variation of terms or provisions hereof shall be deemed consented to, unless such waiver or consent shall be in writing and signed by the party against whom such waiver or consent is sought to be enforced. Any delay, waiver or omission by Company or Bank to exercise any right or power arising from any breach or default of the other party in any of the terms, provisions or covenants of this Agreement shall not be construed to be a waiver by Company or Bank of any subsequent breach or default of the same or other terms, provisions or covenants on the part of the other party.

Section 13.5. Successors. Subject to the restrictions on assignment contained herein, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. There are no third party beneficiaries of this Agreement.

Section 13.6. Arbitration. Except as otherwise provided herein, any dispute between Company and Bank which cannot be amicably settled shall be resolved by binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association. Such disputes shall be heard by a board of three arbitrators selected as provided herein, and the decision of any two such arbitrators on any issue shall be final. The arbitration proceedings shall be held in Atlanta, Georgia. During the pendency of any arbitration, this Agreement shall continue in full force and effect until terminated as allowed herein, and the parties shall continue to perform their respective obligations.

(a) Notice and Selection of Arbitrators. Either party may request such arbitration by written notice to the other, specifying the name and address of the arbitrator selected by the requesting party and a brief description of the dispute which such party wishes to have arbitrated. The other party shall by written notice to the requesting party, within twenty (20) days of receipt of such request, specify the name and address of the arbitrator selected by such other party. If the other party does not do so within such twenty-day period, the requesting party may, upon notice to the other party, elect a second arbitrator. The two arbitrators appointed shall select a third arbitrator within twenty (20) days of the appointment of the second arbitrator. If they fail to do so within a twenty-day period, the third arbitrator shall be selected by the American Arbitration Association.

(b) Conduct of Arbitration. Until such time as three arbitrators shall have been appointed, either party shall have the right, by written notice to the other and to the arbitrators selected, to specify further disputes under this Agreement to be determined through such arbitration. The arbitrators shall interpret this Agreement in accordance with the ordinary meaning of language and commercial customs, usage, and practices as they may be applicable. The arbitrators in hearing and deciding any matter presented pursuant to this Agreement shall have no power to amend, modify, or ignore any portion of this Agreement, and the arbitrators shall render any decision strictly in accordance with the terms of this Agreement. The parties shall be entitled to such discovery as the arbitrators deem appropriate to permit a party to properly present its case.

(c) Arbitration Awards. Awards made pursuant to such arbitration shall be in writing, setting forth findings of fact and conclusions of law, and may include costs, and reasonable attorneys’ fees, and judgment may be entered on any award made in any court having jurisdiction.

(d) Legal Proceedings. In the event that the amount claimed by the disputing party exceeds, in the aggregate for all events of alleged violations, one million dollars, either party may institute legal proceedings, notwithstanding this provision. Upon the commencement of such legal proceedings, any arbitration of the subject dispute shall be canceled.

Section 13.7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia except where Federal law is applicable.

Section 13.8. Headings Not Controlling. Headings used in this Agreement are for reference purposes only and shall not be deemed a part of this Agreement.

Section 13.9. Conflicts. In the event of a conflict between the body of this Agreement and any Exhibit hereto, the body of this Agreement shall control.

Section 13.10. Entire Agreement. This Agreement including any schedules or exhibits hereto which are an integral part hereof and incorporated into as a part of this Agreement, constitutes the only agreement between the parties hereto relating to the subject matter hereof, except where expressly noted herein, and all prior negotiations, agreements and understandings, whether oral or written, are superseded or canceled hereby.

Section 13.11. Modification. This Agreement may not be amended or modified except in a written document signed by authorized officers of both parties.

Section 13.12. Severability. If any provision of this Agreement is declared or found to be illegal, unenforceable or void, this Agreement shall be construed as if not containing that provision, the rest of the Agreement shall remain in full force and effect, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

Section 13.13. Force Majeure. Neither party shall be liable for a delay in performance or failure to perform any obligation under this Agreement to the extent such delay is due to causes beyond the control of that party and is without its fault or negligence, including, but not limited to, acts of God, labor disputes, governmental requests, regulations or orders, utility or communications failure, delays in transportation, national emergency, war, civil commotion or disturbance, war conditions, fires, floods, storms, earthquakes, tidal waves, failure or delay in receiving electronic data, equipment or systems failure or communication failures. Any dispute as to the cause of any delay shall be submitted to arbitration pursuant to Section 13.6 of this Agreement.

Section 13.14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all which together shall constitute one and the same Agreement.

Section 13.15. Further Assurances. Each party agrees to assist, cooperate, execute documents and take such actions and provide such further assurances as to effect the transactions contemplated by this Agreement.

Section 13.16. JURISDICTION/WAIVER OF JURY TRIAL. BANK AND COMPANY HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION CONCERNING ANY RIGHTS OR DISPUTES UNDER THIS AGREEMENT. BANK AND COMPANY HEREBY AGREE THAT, CONSENT TO, THE EXCLUSIVE JURISDICTION FOR ANY DISPUTES HEREUNDER SHALL BE AN APPROPRIATE FEDERAL OR STATE COURT LOCATED IN COLUMBUS, GEORGIA.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed and delivered by its duly authorized officers and to be made as of the date first stated above.

TRANSFIRST HOLDINGS, INC.

By:	/s/ John Peterson
	Name:	John Peterson
	Title:	Senior VP

Columbus Bank and Trust Company

By:	/s/ N. Fraser Cruickshank
	Name:	N. Fraser Cruickshank
	Title:	VP

EXHIBIT A

MERCHANT CRITERIA

Approach

Company accepts applications in all industries except for the Exclusion List of prohibited business types as defined in our credit policy. We categorize accounts into various risk levels based on several factors within the business and their transaction methodology. We utilize a matrix approach to identify the required documentation needed for underwriting based upon the category of risk. As the identified risk in the business increases, more documentation will be required in order to qualify and accept the account for processing. Listed below is our prohibited business list.

Exclusion List

•	Travel agencies or travel related businesses

•	Rental Car companies

•	Collection agencies

•	Billing services

•	Door-to-door sales

•	Pyramid distribution

•	Real estate sales or mortgage companies

•	Adult entertainment

•	Gambling or casinos

•	Water purification

•	Merchants unwilling to provide social security number

•	Merchants that appear on the Combined Terminated Merchant File (M.A.T.C.H.)

•	Weight loss clinics

•	900 telephone numbers

•	Drug paraphernalia or illegal products/services

•	Quasi cash

•	Time-share services

•	Current bankrupt merchants (within the last 3 years)

•	Pre-paid Phone Cards

•	Psychic/Card Reading/Astrology/Fortune Tellers

•	Credit Card Protection Services/Credit Repair Services

•	Political Party fundraisers

•	Mail Order Golf Club Products

•	Limousine Services

•	Airtime Cell phone/Pager Services

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EXHIBIT B

DESCRIPTION OF SERVICES AND FEES

Note: Fees and charges listed on below do not include any sales, use, excise, value added, utility or other similar taxes relating to the services provided for herein, the payment of all of said taxes being the sole responsibility of Company.

Bank may increase the ACH-related fees shown in the table below, to reflect increases in the fees imposed on Bank by the Federal Reserve Bank. Bank may increase [he other fees shown in the table below to correspond to increases in such fees which Bank makes applicable to its customers generally, except that the two BIN Sponsorship fees shown in the table below may not be adjusted by Bank, and the rates which are the last two items shown in the table below, will only change in accordance with changes in the specified indices. In addition, except in the case of an increase in fees charged by the Federal Reserve Bank which may be passed on to Company, the fees for ACH items, ACH return fee, ACH Input Transmission, and ACH Mainframe Setup Fee may not be increased by Bank.

TMA CODE	SERVICE	PRICE			UNIT MEASURE
	BIN Sponsorship - core portfolio	$	[***	]	Per settled transaction
	BIN Sponsorship - PRI and e-Pay	$	[***	]	Per settled Transaction
25 01 02	ACH Items	$	[***	]	includes a entry (type 6) and addenda (type 7) record as one billable item
25 03 02	ACH Return Fee	$	[***	]
25 05 01	ACH Input Transmission	$	[***	]
25 05 04	ACH Input Automated Network	$	[***	]
25 06 20	ACH Reversal/Deletion Fee	$	[***	]
25 11 30	ACH Mainframe Set Up Fee	$	[***	]
25 11 30	ACH Web Based Set Up Fee	$	[***	]
40 10 00	Business Online Access Level I	$	[***	]
40 10 00	Business Online Access Level II	$	[***	]
40 10 00	Business Online Access Level III	$	[***	]
40 10 03	Business Online Set Up Fee	$	[***	]
40 99 99	Additional Accounts	$	[***	]
01 00 20	Zero Balance Account(ZBA) Main Account	$	[***	]
01 00 21	Zero Balance Account(ZBA) Sub Account	$	[***	]
01 07 01	Zero Balance Account(ZBA) Set Up Fee	$	[***	]

01 04 10	Analysis Statement	$	[***	]
10 00 15	Cash Deposited	$	[***	]
10 00 10	Coin Wrap	$	[***	]
10 00 00	Deposits	$	[***	]
10 02 20	Deposited Items - CBT	$	[***	]
10 02 25	Deposited Items - Non CB&T	$	[***	]
15 11 00	Items Paid - Fine Sort	$	[***	]
15 99 99	Items Paid - Fine Sort Minimum	$	[***	]
15 00 10	Items Paid - Regular	$	[***	]
01 00 00	Maintenance Fee - Monthly	$	[***	]
15 03 40	Insufficient Funds Fee	$	[***	]
15 04 20	Manual Stop Payments	$	[***	]
15 04 10	Web Base Stop Payment	$	[***	]

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

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TMA CODE	SERVICE	PRICE			UNIT MEASURE
25 02 00	Preauthorized Debits	$	[***	]
25 02 01	Preauthorized Credit	$	[***	]
10 04 00	Return Deposit Items	$	[***	]
35 03 00	Wire Transfers - Incoming	$	[***	]
35 02 00	Wire Transfers - Outgoing	$	[***	]
35 01 00	Web Base Outgoing Wire	$	[***	]
35 07 00	International Wires	$	[***	]
35 07 00	Web Based Outgoing International Wire	$	[***	]
15 99 99	Return of Canceled Checks w/ Stmt	$	[***	]
00 01 41	ZZ - Negative Collected Balance	$	[***	]	[***]
00 02 40	Earnings Credit Rate	$	[***	]

Monthly Minimum Fees - Commencing upon the earlier of (i) the calendar month during which the Effective Date occurs, or (ii) April 1, 2005, Company shall be required to pay to Bank amounts sufficient to generate aggregate fees of at least [***] per month (the “Minimum Monthly Fees”). If during any calendar month, the fees paid by Company to Bank for the Bank services aggregate to less that the Minimum Monthly Fees, Bank shall be entitled to deduct the difference between the fees paid for such month and the Minimum Monthly Fees from the Company Account.

Company shall reimburse Bank’s reasonable out of pocket expenses for an annual on-site review of Company.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

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EXHIBIT C

REIMBURSEMENT OF INTERCHANGE CARRYING COSTS

[***]

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

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EXHIBIT 2.1 (c) - 1

LIST OF EXISTING MERCHANTS IN EXISTING PORTFOLIO

This page has intentionally been left blank. The merchants in the Existing Portfolio as of the close of business on 06/23/04 are contained on the computer disk(s) (CD) attached hereto and incorporated herein. COMPANY acknowledges that the CD is IBM compatible and formatted for Microsoft Products.

The files on the CD’s are marked as follows:

•	1 CD is marked LLC that contains two files; 1) Merchant Listing.xls (28,743 merchants), and 2) Merchant Listing 2.xls (39,491 merchants).

•	1 CD is marked PRI that contains one file PRI Merchant Listing.xls (6,280 merchants)

The files are separated by division so that if Bank does not provide services under this Agreement, the information for the divisions of Company that are provided services under this Agreement will be contained in the separated files.

Merchant Number: a number uniquely identifying each merchant on the TransFirst systems

DBA Name: Doing Business As merchant name

DBA City: Doing Business As merchant city

DBA State: Doing Business As merchant state

Sample of Merchant Data in file:

Merchant_id	Dba_name dbi	dba_city	Dba_state
[***]	[***]	BOULDER	CO
[***]	[***]	LYONS	CO
[***]	[***]	SEGUIN	TX
[***]	[***]	SEGUIN	TX
[***]	[***]	SEGUIN	TX
[***]	[***]	SEGUIN	TX
[***]	[***]	SEGUIN	TX

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

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EXHIBIT 2.1 (c) - 2

MERCHANT PROCESSING POLICY EXCEPTION MERCHANT LIST

This page has intentionally been left blank. The merchants on the attached pages reflect existing merchants that are being processed by Company that are approved exceptions to the Merchant Criteria on Exhibit A. The attached pages to this Exhibit 2.1 (c) - 2 reflect those exception merchants as of the close of business on 06/23/04. The files are separated so that if Bank does not provide services under this Agreement for different divisions of Company, the information for the divisions of Company that are provided services under this Agreement will be contained in the separate files.

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TransFirst LLC

Agent Bank and ISO Divisions

[***]

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

1

EXHIBIT 2.1 (c) - 3

FORM OF MERCHANT AGREEMENTS

See attached Forms for TransFirst and Payment Resources International

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MERCHANT CARD PROCESSING AGREEMENT

This Merchant Card Processing Agreement is for merchant card payment processing services between the merchant (“Merchant”) that signed the Application (the “Application”) and the bank named in the Application (the “Merchant Bank”) and the Processor named in the Application (the “Processor”). The Processor and the Merchant Bank are collectively hereinafter referred to as the “Bank”.

The appendices, addenda, schedules, and FEE SCHEDULE that accompany this Merchant Card Processing Agreement are part of the terms and conditions of this Agreement, as are the Application and the Operating Rules of Bank and the Card Associations, and are individually and collectively hereinafter referred to as the “Agreement.”

According to the processing services selected by Merchant on the Application and, in accordance with the terms of this Agreement and applicable Operating Rules, Merchant agrees:

•	to participate in the Bank’s Card processing program by honoring Valid Cards in accordance with this Agreement; and

•	to submit sales drafts, credit vouchers and other electronic data to Bank for the Card Program services provided by Bank.

Section 1. DEFINITIONS.

1.1 “Acceptance” is the process by which Merchant allows a Card or electronic debit or credit entry to be used by a Cardholder as a means of payment.

1.2 “Address Verification Service” (AVS) is a Card fraud prevention tool designed for mail order, telephone order and electronic commerce (internet) merchants.

1.3 “Adjustment” is one or more transactions involving a Credit Voucher, a Chargeback, or a correction to the Settlement Account resulting from a Card transaction processing error, or from Merchant’s failure to follow the Operating Rules.

1.4 “Application” is the Application for Merchant Agreement that Merchant completed and signed and which Bank signed.

1.5 “Authorization” is the process whereby Merchant in compliance with the Operating Rules for each Card obtains approval of a Charge from the Card Issuer.

1.6 “Authorization Code” is a message obtained through the Card Associations’

Authorization networks that informs Merchant that a Card transaction has been approved.

1.7 “Batch” is a term that collectively refers to Card transactions delivered for processing in a file and processed within a given period of time, usually daily.

1.8 “Business Day” is Monday through Friday excluding Merchant Bank holidays. Each Business Day ends at the cut-off time specified by Merchant Bank. Charges submitted for processing on a holiday, weekend, or after the cut-off time are treated as received the following Business Day.

1.9 “Card” is any Visa-branded or MasterCard-branded Credit and Business Cards or Debit Cards, private-label credit card, ATM/debit Card, or any other card issued by a Card Association which Bank may at any time specify in writing as an additional card payment option available to Merchant (See also “Valid Card”).

1.10 “Cardholder Account” is the account of a Cardholder as represented by a Card.

1.11 “Card Not Present” or “CNP” is a Card Transaction wherein neither the Cardholder nor the Card is physically present at the point of sale. Mail order and telephone order (MO/TO), electronic commerce and preauthorized transactions are collectively referred to as “CNP Transactions”.

1.12 “Card Program” is one or more programs of financial service Cards honored by Merchants and financial institutions for presentment and collection of Cardholder indebtedness.

1.13 “Card Transaction” is the honoring of a Card by Merchant to purchase Merchant’s goods or services.

1.14 “Cardholder” is the person issued a Card and a corresponding account by a Card Issuer.

1.15 “Card Association” is a card association such as Visa, USA, Inc., or MasterCard International Inc. that has Operating Rules and operates an interchange system for exchanging Charges and Credit Vouchers among Merchant, Bank and Card Issuers. In the case of On-line Debit Transactions, “Card Association” includes Debit Networks.

1.16 “Card Issuer” is the institution authorized by a Card Association to issue Cards to Cardholders and that has issued a Card presented to Merchant for a Charge or Credit Voucher.

1.17 “Charge” is the evidence of an obligation of a Cardholder arising from a Card transaction with Merchant which is submitted by Merchant in paper or

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electronic form to Bank for processing through a Card Association’s interchange system so that payment may be made to Merchant and the amount of the Charge posted to the Cardholder Account. A Charge also may be referred to as a “Charge Record,” “sales draft” or “sales slip.”

1.18 “Chargeback” is a return of a Charge to Merchant, typically initiated by a Cardholder through a Card Issuer, for transmittal to and payment by Merchant under Operating Rules established by the Card Associations.

1.19 “Credit and Business Cards” are any Visa-branded or MasterCard-branded Cards that are adopted by Visa or MasterCard for use in connection with their consumer credit and charge Card Programs, any Visa-branded or MasterCard- branded business, corporate or, commercial Card (includes business, corporate and public sector credit, charge or debit Cards), and any other Visa-branded or MasterCard-branded Card that is not defined as Debit Cards.

1.20 “Credit Voucher” is the evidence of a partial or total refund of a Charge submitted by Merchant to Bank in paper or electronic form for processing through a Card Association interchange system so that credit may be made to a Cardholder Account. A Credit Voucher may also be referred to as a “Credit Slip”.

1.21 “Debit Cards” are Visa-branded or MasterCard- branded Cards issued by U.S. Card Issuers that when presented for payment, access, debit, hold or settle funds from a consumer’s demand deposit or asset account. Debit Cards include consumer signature debit programs, stored value programs, prepaid Cards, payroll Cards, electronic benefit transfer Cards and deferred debit Cards that access, debit, hold or settle funds from the user’s demand deposit or asset account less than fourteen (14) days after the date of purchase.

1.22 “Debit Network” is an online data processing system used to support PIN based Card Transactions.

1.23 “Merchant Bank” is the Bank so named in the Application.

1.24 “Merchant Affiliate” is any entity or account designated as “Affiliated” on the Application and, in addition, any person or entity which is owned or controlled, in whole or in part, by Merchant or any of Merchant’s Principals.

1.25 “On-line Debit Card Transaction” is a transaction between the Merchant and the Cardholder that is initiated with a Debit Card or ATM/debit

Card, that is processed through a Debit Network, and that requires entry of a Cardholder’s personal identification number (PIN) during the transaction process.

1.26 “Operating Rules” are relevant portions of Operating Regulations, Operating Manuals, Official Rules, Bulletins, Notices, and similar documents issued by Card Associations, Debit Networks or Bank.

1.27 “Point of Sale” or “POS” is each location of Merchant where Merchant and Cardholder can jointly complete a Charge or Credit Voucher transaction in connection with the Cardholder’s purchase of goods or services provided by Merchant.

1.28 “Processing Fees” are the fees payable by Merchant to Bank for the Card Program services Bank provides to Merchant in connection with this Agreement, as specified in the FEE SCHEDULE to the Application.

1.29 “Regulation E are the rules consisting of the Electronic Funds Transfer Act, Federal Reserve Regulation E, and similar state laws and regulations, to the extent the same may be applicable to the transactions processed hereunder.

1.30 “Settlement Account” is the checking account or other acceptable deposit account Merchant maintains at a depository institution acceptable to Bank for credit of Charges by Merchant Bank and debit of Credit Vouchers, Chargebacks, Processing Fees and any fines or fees assessed by Card Associations or other entity having authority.

1.31 “Valid Card” is a Card that is (1) properly issued under the authority of a Card Association (not counterfeit); (2) “current” according to any beginning and expiration dates on the Card; (3) signed by the Cardholder named on the front or other authorized signer, or in the case of CNP transactions, in compliance with the applicable Card Association’s Operating Rules; (4) not listed at the time of a Charge in a warning bulletin or notice issued by a Card Association; and (5) not visibly altered or mutilated when physically present at the POS.

Section 2. MERCHANT’S APPLICATION AND INFORMATION.

By completing and signing the Application, Merchant applies for the Card Program services covered by the Application and this Agreement. In its sole and absolute discretion, Bank may accept or reject Merchant’s Application. Merchant may present Charges to Bank only for the activities and in the volumes described on the Application, including the percentage of mail/phone order and internet transactions.

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Section 3. MERCHANT’S GENERAL DUTIES.

3.1 Merchant will comply with this Agreement for submitting and processing Charges and Credit Vouchers with Bank. Bank is responsible to Merchant for processing Card Transactions under the Operating Rules for the Card Program services to which Merchant subscribes, which may vary among Card types.

3.2. Merchant may choose to accept (i) Debit Cards only, or (ii) Credit and Business Cards only or, (iii) both Debit Cards and Credit and Business Cards. The applicable discount rates for Debit Cards and Credit and Business Cards are stated on the FEE SCHEDULE. Merchant shall designate which Card type(s) Merchant will accept upon the signing of the Application.

3.3 For Card transactions, Merchant will:

A. Honor all Valid Cards of the Card type(s) selected under Section 3.02 of this Agreement.

B. Honor all Valid Visa-branded or MasterCard-branded Cards issued by a non U.S. Card Issuer.

C. Not establish minimum or maximum amounts for Card Charges or Credit Vouchers unless otherwise required or allowed by the Operating Rules.

D. Not impose any surcharge on Card Charges or transactions if the surcharge is prohibited by the Operating Rules.

E. Include any tax on a purchase in the total Charge amount.

F. Not use a Charge to make a credit card cash advance to any person, except for specialized transactions previously authorized by Bank in writing.

G. Not require a Cardholder to provide personal information such as address, license or telephone number as a condition for honoring a Card, unless required to do so by the Operating Rules.

H. Not make a photocopy of a Card or require the Cardholder to provide a photocopy or facsimile of a Card unless the photocopy or fax is needed for a Card recovery program of Bank or a Card Association.

I. Not submit Card Charges for processing without physical possession of a Card unless pre-approved in writing by Bank, either on the Application or in other written form.

J. Comply with all laws in completing Card Transactions, performing obligations under this Agreement, and otherwise conducting Merchant’s business.

K. Not accept any MasterCard-branded Card at POS terminals that dispense scrip.

L. As applicable, accept CNP transactions in accordance with the terms of the CNP ADDENDUM.

3.4 Merchant’s Responsibility for Acts of Others. Merchant, and not Bank, is responsible for any advice from, acts of, as well as omissions, acts of fraud or acts of misconduct by Merchant’s employees, processors, consultants, advisors, contractors, agents, officers and directors. Merchant, and not Bank, is responsible for the use, unauthorized use or misuse of Merchant’s equipment, POS terminals, or software.

Section 4. PROCEDURES FOR CARD TRANSACTIONS.

4.1 Operating Procedures for Card Transactions.

A. Authorization

1. Unless specifically exempted by Operating Rules, Merchant agrees to obtain Authorization for the total amount of the transaction, including the tip and tax, if applicable. Such Authorization must be obtained for every transaction on the transaction date and prior to completing the transaction, unless otherwise specified in the Operating Rules.

2. If a Merchant completes a Charge without Authorization, Merchant will be responsible for any Chargeback of the Charge and this Agreement shall be subject to immediate termination without notice. Obtaining Authorization does not assure that the person using the Card is the Cardholder and will not prevent a Chargeback to Merchant for any of a variety of reasons under the Operating Rules, including use of the Card by an unauthorized user or a Cardholder claim or defense relating to the Charge.

B. Recording a Charge. Merchant must record each Charge and Credit Voucher by following procedures in a format and manner specified by Bank and using records such as sales drafts, sales slips or electronic processing records and

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methods, as applicable. Merchant will complete each sale as a single Charge, except as alternative methods are specifically approved by Bank in writing. Merchant will deliver to the Cardholder an accurate and complete copy of the Charge, no later than the time of delivery of the goods or performance of services, using a format approved by the Card Associations and supplied by Bank. Merchant must provide on the Cardholder’s copy of the Charge the truncated Card account number of the Cardholder.

C. Refunds: Adjustments; Credit Vouchers.

1. Merchant Policy. Merchant may limit returned merchandise or limit price adjustments, to the same extent as for sales not involving a Card, provided Merchant properly discloses its policy to the Cardholder before the sale, the limits are noted on the Charge Record before the Cardholder signs it, and the purchased goods or services are delivered to the Cardholder at the time the Charge takes place. Merchant will submit any changes to its return policy to Bank in writing at least thirty (30) days before the change and will not implement any change to which Bank reasonably objects. Merchant’s policies will not override the Operating Rules and will not prevent Chargebacks to Merchant under those rules.

2. Credit Vouchers. Merchant will not make a refund or adjustment for a Charge in cash (except when required by law), but will deliver to Bank a Credit Voucher for a refund or adjustment to the Cardholder Account within three (3) days of the refund or adjustment and deliver to the Cardholder a copy of the Credit Voucher at the time the refund or adjustment is made. Merchant will include the refund date and amount and a brief description of the refund or adjustment on the Credit Voucher in sufficient detail to identify the Card used and original Charge. The amount of the Credit Voucher must not exceed the amount of the original Charge except for any amount which Merchant agrees to reimburse the Cardholder for return postage. Merchant may not deliver a Credit Voucher to Bank for any refund or adjustment of a purchase not originating as a Charge with the same Cardholder requesting the refund or adjustment, a Charge not made with Merchant, or a Charge not originally processed by Bank. Merchant will not complete a Credit Voucher for a card issued to it or its employees except for a valid refund of a Charge originating with Merchant. Merchant may not receive money from a Cardholder and subsequently deliver to Bank a Credit Voucher to make a deposit to the account of the Cardholder. Bank may delay processing Credit Vouchers on any day to the extent they exceed the total of valid Charges presented on that day and the balance in the Settlement Account available to cover the Credit Vouchers, until the sum of valid Charges and the balance in the Settlement Account is sufficient to cover the Credit Vouchers

3. Credit Vouchers After Agreement Termination. After this Agreement terminates, Bank is not obligated to process any Credit Vouchers that Merchant submits. All Chargebacks related to Credit Voucher disputes will be Merchant’s responsibility. If Merchant enters into a new card processing service agreement with a new processor and provides Bank the name and address of Merchant’s new processor, Bank will work with the new processor at Merchant’s expense to reasonably resolve disputes.

D. Submission of Valid Charges. Merchant will submit to Bank a Charge only if the Charge is made or approved by the Cardholder who is issued the Card used for the Charge. Merchant will not submit a Charge for processing by Bank until Merchant has performed all its services. Merchant will not submit directly or indirectly: (1) any Card Transaction previously submitted to Bank; (2) any Card Transaction that Merchant knows or should have known to be fraudulent or not authorized by the Cardholder; (3) any Card Transaction that results from a transaction outside of Merchant’s normal course of business, as described on the Application; (4) any Card Transaction that results from a transaction not involving Merchant or not originated as the result of an act between Merchant and a Cardholder; or (5) any Card Transaction containing the account of a Card issued to Merchant or any account numbers issued to Merchant’s business owners, family members and principals for transactions that do not represent a purchase of goods or services from Merchant or a related credit.

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E. Payments to Merchant for Valid Charges.

1. Bank will provide provisional credit to Merchant for each valid Charge which Merchant submits to Bank by crediting Merchant’s Settlement Account, provided Bank has received settlement for the valid Charge through the interchange procedures specified by the Card Association applicable to the Card used for the Charge. (Bank does not provide payment for all Card types for which Authorization services are provided). Bank is not obligated to provide provisional credit to Merchant for Charges submitted that are not valid Charges, and may suspend or discontinue any provisional credit in Bank’s sole and absolute discretion, including for any reason that would justify termination of this Agreement. Each provisional credit from Bank to Merchant will be subject to adjustment, including revocation, upon Bank’s further review and verification. Provisional credit to Merchant for a Charge disputed by a Cardholder for any reason is not final.

2. Bank may deduct from any payment to Merchant the amount of any Credit Voucher processed for Merchant, any Chargeback to Merchant, any amount to be deposited in the Reserve Account and any Processing Fees and Card Association fines or charges due from Merchant. Merchant must immediately pay Bank the amount by which a Credit Voucher processed on any day exceeds valid Charges submitted on that day. Without limiting Bank’s remedies, Bank may obtain the amount due by deducting it from the Settlement Account, Reserve Account or other accounts of or funds due Merchant.

3. Merchant acknowledges that all payments and credits provided to Merchant are provisional and subject to suspension, to Chargebacks and to adjustments in accordance with this Agreement and the Operating Rules.

4.2. Procedures for On-Line Debit Card Transactions. Merchant must obtain Authorization for each On-line Debit Card Transaction before Merchant can complete the transaction. Merchant will not complete an On-line Debit Card Transaction unless it has been authorized by the Card Issuer by using the POS Equipment (defined in Section 4.04) and following the procedures of the Card Association. Merchant may not complete an On-line Debit Card Transaction without entry of the PIN by the Cardholder. Merchant will comply with all Operating Rules of the Debit Networks and Bank, as amended from time to time, in connection with each On-line Debt Card Transaction.

4.3 CNP Transactions. The CNP ADDENDUM applies to all Card Transactions wherein neither the Cardholder nor the Card is physically present at the point of sale. CNP Transactions include mail order and telephone order, electronic commerce, and pre-authorized order transactions. A Merchant may only accept CNP Transactions if the Merchant has completed the appropriate areas on the Application and has been authorized by Bank to accept such transactions.

4.4 Equipment; Supplies; Displays.

A. At Merchant’s request, Bank will supply Merchant with POS equipment and/or Software, including electronic terminals, other processing equipment and, for On-line Debit Card Transactions, PIN (Personal Identification Number) pads (collectively “POS Equipment”) that comply with the Operating Rules. Bank will use good faith efforts to program the POS Equipment to operate at Merchant’s location in compliance with the Operating Rules. However, Bank makes no representations or warranties that Bank’s program of the POS Equipment furnished by Bank will operate in compliance with the Operating Rules. Merchant acknowledges and agrees that it is Merchant’s obligation to operate in compliance with the Operating Rules. Merchant may use POS Equipment and/or Software from non-Bank sources, but must ensure that the equipment and Software operates at all times in compliance with applicable law, the Operating Rules, and Bank’s operational and security requirements.

B. All third party software, equipment and services provided or procured by Bank under this Agreement are provided “AS-IS” but Bank will, at Merchant’s expense, use reasonable commercial efforts to assist Merchant in enforcing any warranty offered by the third party supplier of such software, equipment or services.

C. Merchant will use only the forms for Charges and electronic processing formats provided or approved in advance by Bank. Bank may change the forms from time to time, and, upon notification, Merchant will comply with any changes. Merchant will use Charge forms or materials provided by Bank only for Charges which Merchant submits to Bank.

D. Merchant shall display Visa, MasterCard and, if applicable, other Card Association decals, program marks, and advertising and promotional materials in compliance with the Operating Rules. Merchant shall only display Visa and MasterCard approved decals, program marks and advertising and promotional materials for the Card type(s) that Merchant selected under Section 3.02 of this Agreement.

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Sections. CHARGEBACKS.

5.1 Bank will charge back to Merchant and Merchant will pay Bank, the amount of each Charge which Merchant or a Merchant Affiliate submits to Bank for processing that is charged back to Bank for any reason through Card Associations’ Operating Rules, or to the extent Bank receives claims regarding the Charges from Cardholders under other provisions of law.

5.2 A Chargeback may occur for any one or more of several reasons under the Operating Rules or through operation of consumer protection laws, such as the Truth in Lending Act and the Fair Credit Billing Act. Chargeback reasons include, without limitation:

A. The Charge Record or any material information it contains as provided by Merchant (such as the Card account number, expiration date of the Card, merchant description, purchase amount, Charge date and Authorization date) is illegible, incomplete, incorrect, or unsigned, or is not transmitted to Bank within the required time limits;

B. Merchant knew or, by following proper practices, should have known that the Card was not to be honored;

C. The Charge was completed with a counterfeit or altered Card or before the valid date or after the expiration date of the Card;

D. Merchant did not obtain Authorization, or did not provide a correct and legible Authorization code on the Charge Record;

E. The Charge Record is a duplicate of another Charge Record, represents one of two or more Charges arising from a single purchase, or the Charge has been submitted to another merchant card processor;

F. The Cardholder disputes participating in or approving the Charge, signing the Charge Record, or the sale, delivery, quality or performance of the purchase; the Cardholder alleges that return of goods or a Credit Voucher was improperly refused; or the Cardholder alleges that a Credit Voucher issued by Merchant was not processed for the Cardholder Account;

G. The amount on the Charge Record submitted to Bank differs from the amount on the copy required to be delivered to the Cardholder;

H. The Charge was fraudulent or the related purchase was not a bona fide purchase in Merchant’s ordinary course of business, was subject to any claim of illegality, cancellation, avoidance, or offset for any reason, including, without limitation, negligence, fraud or dishonesty on the part of Merchant or Merchant’s agents or employees or was submitted in violation of Section 6 of this Agreement;

I. The Cardholder has asserted what the Cardholder believes is a good faith claim or defense against the Charge;

J. The Charge is in violation of any law;

K. Any other Card Transactions that Bank is or would be required to pay, repurchase or Chargeback by virtue of Operating Rules or otherwise, processed under this Agreement or any agreement with any Merchant Affiliate.

5.3 If Bank determines that Merchant has or is reasonably likely to have a monthly ratio of Chargebacks to Charges exceeding one percent (1%), Bank, may, but is not obligated to, notify Merchant of new procedures it should adopt and additional Processing Fees imposed for processing Chargebacks, and/or may terminate this Agreement, at Bank’s discretion, without advance notice. Merchant must immediately pay any fines or fees imposed by a Card Association or Bank relating to Chargebacks to Merchant.

5.4 Each Chargeback to Merchant is immediately due and payable by Merchant. Without limiting Bank’s other remedies or Bank’s security interest described in Section 16 below, Bank may deduct, debit and withhold the amount of a Chargeback or anticipated Chargeback from the Settlement Account, Reserve Account, or any Merchant account at the Merchant Bank, or other property of Merchant held by Bank, or any Settlement Account or Reserve Account of a Merchant Affiliate. Bank will send Chargeback reports to Merchant as debits occur. To the extent funds are not available from the previously described accounts of the Merchant or Merchant Affiliate, Merchant irrevocably authorizes Bank to attach and initiate withdrawals of funds from Merchant’s accounts at other financial institutions, by Automated

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Clearinghouse Entry (ACH), sight draft, preauthorized checks, reverse wires or otherwise to cover the Chargebacks, and Merchant hereby irrevocably authorizes the other financial institutions to withdraw the funds from Merchant’s accounts and pay Bank the amount of the Chargebacks. Bank will release to Merchant any of Merchant’s deposits, funds or property after Bank determines in its sole and absolute discretion that the deposits, funds or property are not likely to be needed to cover any Chargebacks.

Section 6. MERCHANT’S WARRANTIES.

Upon signing the Application, and each time Merchant submits a Charge, Merchant represents and warrants that:

A. Merchant has abided by this Agreement, and all applicable laws and Operating Rules for the Charge;

B. Each statement made on the Application was true as of the date Merchant signed the Application agreeing to be bound by this Agreement;

C. There have been no materially adverse changes in information provided in the Application or in Merchant’s financial condition, or management;

D. Merchant does not do business under a trade name or style not previously disclosed in writing, and there has been no change in the nature of Merchant’s business or the product lines that Merchant sells not previously disclosed;

E. The Charge is genuine and arises from a bona fide sale of merchandise or services by Merchant, represents a valid obligation for the amount shown on the Charge Record and does not involve the use of the Card for any other purpose;

F. Merchant has title to the Charge, there are no liens or other encumbrances on it, and Merchant has the authority to convey the Charge for processing;

G. The Charge is not subject to any dispute, set-off or counterclaim;

H. The Charge has not been previously presented for processing unless allowed by the Operating Rules;

I. Each statement on the Charge is true, and Merchant has no knowledge of facts that would impair the validity or collectability of the amount of the Charge;

J. Merchant has completed only one Charge per sale, or one Charge per shipment of merchandise where the Cardholder has agreed to partial shipments;

K. The person who executes the Application on behalf of the Merchant has the full power and authority to execute the Application and to enter into this Agreement;

L. This Agreement is the legal, valid, and binding obligation of the Merchant enforceable against the Merchant in accordance with its terms;

M. Merchant shall submit transactions and/or Charges only in accordance with the information contained in the Application and this Agreement;

N. Merchant has the power and authority to authorize the automatic funds transfer provided for in Section 14.8 of this Agreement;

O. The Settlement Account described in Section 14 of this Agreement is owned and controlled by the Merchant and is a valid account for processing debit and credit transactions under this Agreement.

Section 7. CONFIDENTIALITY; DATA SECURITY.

7.1 Merchant will retain in a secure and confidential manner original or complete and legible copies of each Charge Record, and each Credit Voucher required to be provided to Cardholders, for at least two (2) years or longer if required by law or the Operating Rules.

7.2 Merchant will store Charge Records in an area limited to selected personnel, and when record-retention requirements have been met, Merchant will destroy the records so that Charge Records are rendered unreadable.

7.3 Merchant will not:

A. Provide Cardholder Account numbers or other personal Cardholder information to anyone except Bank, Card Associations, or Merchant’s agents for the purpose of assisting Merchant in completing Card Transactions, or as specifically required by law.

B. Retain or store Card Magnetic Stripe data after Merchant receives payment for a Charge.

C. Sell, purchase, provide or exchange Card account number information to any third party without the Cardholder’s consent, or to any entity other than Merchant’s authorized agents, the Bank, the Card Associations, or in response to valid legal process or subpoena.

D. Release any Cardholder information over the telephone under any circumstances.

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7.4 In the event that Merchant’s business fails or ceases to exist, Merchant is required to return to Bank all Visa and MasterCard transaction information, or provide proof of destruction of this data.

7.5 Merchant agrees to establish security procedures to protect Cardholder information and comply with the Visa Cardholder Information Security Program (CISP). Merchant may find the details of this program at www.visa.com/cisp.

7.6 Merchant authorizes Bank to release its name and address to any third party whom the Bank determines needs to know such information in order for Bank to perform the Card Program services under this Agreement and who has requested such information.

7.7 If requested in writing by Merchant, Bank will provide a list of Bank Identification Numbers (BIN) that apply to Debit Cards for the sole purpose of identifying Debit Cards presented at the point of sale. Merchant shall not use the BIN information for any reason other than to identify the Debit Cards presented at the point of sale. The BIN information is propriety and confidential information belonging to Visa or MasterCard. A Merchant shall not disclose the BIN information to any third party without the prior written consent of Visa or MasterCard.

7.8 Federal regulations enacted pursuant to Section 326 of the USA PATRIOT Act require financial institutions with which the Processor has relationships to verify the identity of every person who seeks to open an account or become a signatory on an account with a financial institution. As a result of Merchant’s status as an account holder with a financial institution which has not previously verified Merchant’s identity under the new regulatory requirements, Processor may request documentary verification of Merchant’s identity, such as a driver’s license or passport and/or Processor will verify Merchant’s identity through other non-documentary methods. Processor may retain a copy of any document it obtains to verify Merchant’s identity with the financial institution.

Section 8. OPERATING RULES.

8.1 Merchant must comply with the Operating Rules, as may be changed by the Card Associations from time to time. Card Associations may change the Operating Rules with little or no advance notice to Merchant and Merchant will be bound by all such changes. If Merchant objects to any change in the

Operating Rules, it must immediately stop accepting new Charges for Cards governed by the change. The Operating

Rules will govern in the event that there is any inconsistency between this Agreement and the Operating Rules.

8.2 Operating Rules of the Debit Networks may differ among them with respect to the transactions they allow. Bank, at its discretion, may require that the most restrictive requirements of one Debit Network apply to all of Merchant’s On-line Debit Card Transactions, regardless of Card type.

8.3 If Merchant selects, and Bank provides Card Program services for, any one or more of American Express, Discover Card/NOVUS Card Brands, JCB Card or Diners Club as payment options and Merchant’s selection is approved by Bank, Merchant understands that Merchant’s acceptance of any of those payment options may require execution of a separate merchant card acceptance agreement with those individual Card Issuers, as applicable, and that agreement will govern the completion, processing, settlement and other procedures relating to transactions with those Card Issuers. If Merchant experiences problems with transmission or delivery of those Card Issuers’ transactions, Merchant will be obligated to contact the appropriate service provider(s) for service.

Section 9. MERCHANT’S BUSINESS; OTHER PROCESSORS.

9.1 Merchant will comply with all laws, rules and regulations in completing Charges, submitting them to Bank, performing its obligations under this Agreement, and otherwise conducting its business.

9.2 Merchant will give Bank at least thirty (30) days’ prior written notice before any change in Merchant’s name or location, any change in ownership or management of Merchant’s business, any sale, assignment, rental, lease or transfer of ownership of any location that accepts Cards, or any material change in information concerning Merchant in the Application or otherwise required to be provided to Bank.

9.3 Merchant agrees that it will not participate in a Card Program with another financial institution without Bank’s written approval.

Section 10. CREDIT REPORTS AND OTHER INFORMATION.

10.1 Reports about Merchant. From time to time, Bank may obtain credit and other information on Merchant, owners of Merchant and officers of

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Merchant, from others (such as customers and suppliers of Merchant, lenders and credit reporting agencies), and furnish information on Merchant’s relationship with Bank and Bank’s experience with Merchant to others seeking the information.

10.2 Reports from Merchant. Merchant will provide Bank with updated business and financial information concerning Merchant, including financial statements, tax returns, evidence of required licenses and other information and documents Bank may reasonably request from time to time. All material marked “confidential” which Bank receives from Merchant will be used only by Bank or Card Association in performing the Card Program services under this Agreement or related services and reporting. At any reasonable time, Bank, any Card Association or any other entity having authority has the right to audit Merchant’s records relating to this Agreement.

Section 11. ASSIGNMENT; BANKRUPTCY.

11.1 Assignment. This Agreement is binding upon the successors and assigns of Bank and Merchant. Merchant will not assign this Agreement to another entity without Bank’s prior written consent and any purported assignment made without Bank’s consent will be void.

11.2 Bankruptcy.

A. Merchant will notify Bank immediately if any bankruptcy, insolvency or similar petition is filed by or against Merchant. Merchant acknowledges that this Agreement constitutes an executory contract to extend credit or financial accommodations as defined in 11 U.S.C. §365(c)(2) and that the Agreement cannot be assumed or assigned in the event of bankruptcy. Merchant and Bank agree that in the event of Merchant’s bankruptcy, Bank shall be entitled to suspend further performance under this Agreement.

B. Merchant acknowledges and agrees that in the event of a bankruptcy proceeding, Merchant must establish a Reserve Account or maintain a previously established and then current Reserve Account in amounts required by Bank and in accordance with any Reserve Account provision specified in this Agreement. Bank will have the right to setoff against the Reserve Account for any and all obligations which Merchant may owe Bank, without regard as to whether the obligations relate to Charges initiated or created before or after the filing of the bankruptcy petition.

Section 12. AMENDMENTS; WAIVERS.

12.1 Amendments. Unless otherwise provided for in this Agreement, Bank may amend this Agreement at any time by sending Merchant written notice at least fifteen (15) days before the effective date of the amendment. The amendment will become effective unless Bank receives Merchant’s notice terminating this Agreement before the effective date. Bank may amend this Agreement upon less than fifteen (15) days’ prior notice if Bank reasonably determines immediate modification is required by laws, Operating Rules or any adverse change in Merchant’s financial condition. Amendments submitted by Merchant will bind Bank only if in writing and approved and signed by Bank’s authorized officer.

12.3 Waivers. Bank’s failure to enforce this Agreement will not waive Bank’s rights under this Agreement. Waivers of any provision of this Agreement must be in writing and signed by the Bank. A waiver in one instance will not apply to other occasions unless that intent is clear from the signed waiver.

Section 13. TERM; TERMINATION.

13.1 Term. If not terminated as otherwise provided for in this Agreement, this Agreement will continue without the need for renewal.

13.2 Termination.

A. Termination without Cause. Bank or Merchant may terminate this Agreement as to all Card types or individually specified Card types, without cause, upon thirty (30) days advance written notice.

B. Termination for Cause by Bank. Bank may terminate this Agreement in its sole and absolute discretion, effective immediately, upon written or oral notice to Merchant if Bank reasonably determines that any of the following conditions exists:

1. Merchant has violated any provision of this Agreement.

2. There is a material adverse change in Merchant’s financial condition.

3. A petition in bankruptcy has been filed by or against Merchant, the Merchant is generally unable to pay its debts as they become due, a receiver, custodian, trustee, liquidator or similar official is appointed for a substantial portion of Merchant’s business, there is a general assignment for the benefit creditors, or the business terminates.

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4. Any information which Merchant provided to Bank, including Application information, was false, incomplete or misleading when received.

5. At any time during the term of this Agreement, Merchant has had a monthly ratio of Chargebacks to Charges exceeding one percent (1%), or Chargebacks are in excess of three percent (3%) of any monthly dollar amount of Charges.

6. There is an overdraft for three (3) days or more in the Settlement Account, or overdrafts in the Settlement Account are otherwise excessive.

7. Merchant or any of Merchant’s officers or employees has been involved in processing Charges with Bank or other parties arising from fraudulent or otherwise unauthorized transactions.

8. Merchant is or will be unable or unwilling to perform its obligations under this Agreement or any applicable laws.

9. Merchant has failed to pay Bank any amount when due.

10. Merchant has failed to promptly perform or discharge any obligation under this Agreement, the Settlement Account or the Reserve Account.

11. Any of Merchant’s representations or warranties made in connection with this Agreement was not true or accurate when given.

12. Merchant has defaulted on any agreement it has with Bank.

13. Bank is served with legal process seeking to attach or garnish any of Merchant’s funds or property in Bank’s possession, and Merchant does not satisfy or appeal the legal process within fifteen (15) days of the Bank being served.

14. The Operating Rules are amended in any way so that the continued existence of this Agreement would cause Bank to be in breach of such Rules.

15. Any Guaranty supporting Merchant’s obligations is revoked, withdrawn or terminated or altered in any way.

C. Termination for Cause by Merchant. Merchant may terminate this Agreement in the event of a material breach of the terms of this

Agreement by Bank, provided Merchant gives Bank written notice of any alleged breach and such breach remains uncured for a period of thirty (30) days following receipt of written notice by the Bank.

D. Damages for Termination by Merchant.

1. Bank and Merchant acknowledge and agree that in addition to all other remedies available to Bank under this Agreement or as otherwise available in law or equity, if this Agreement is terminated by Merchant prior to the expiration of the applicable Term of the Agreement or for any reason other than for a material, uncured breach by Bank, Merchant agrees to pay Bank damages (the “Damages”) determined by:

a. computing the number of months remaining from the date of termination to the end of the then current Initial or Renewal Term; and

b. multiplying that number by the average monthly Processing Fees; and then

c. adding costs and attorneys’ fees of Bank.

2. Merchant agrees that such Damages shall also be due to Bank if Merchant discontinues submitting Card Transactions for processing during the Term for a period of ninety (90) consecutive days, and is not designated on the Application, or by notice to Bank, as a Seasonal Merchant or as otherwise agreed to by Bank.

3. Merchant acknowledges and agrees that the Damages are not a penalty but rather are a reasonable computation of the financial harm caused by the termination of this Agreement by the Merchant.

E. Bank’s rights of termination under this Agreement are cumulative. A specific right of termination shall not limit any other right of Bank to terminate this Agreement expressed elsewhere in this Agreement. Notice of termination may be given orally or in writing, and if given orally, shall be confirmed in writing.

F. Upon termination, Merchant’s rights to complete Charges and Credit Vouchers and submit them to Bank, and to use Charge form or formats, promotional material and any other items provided by Bank, will cease. Termination of this Agreement will not terminate the rights and obligations of Merchant and Bank relating to acts

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or omissions occurring before termination, including for example, any Processing Fees or other service fees owed to Bank, any Charges processed for Merchant by Bank (whether before or after termination), Merchant’s Chargeback and indemnity obligations, and the Security Interest granted to Bank in this Agreement.

G. It is understood that a file for terminated Merchants referred to as “MATCH” is maintained by Card Associations containing the names of any business (and its principals) which have been terminated for certain reasons, including fraud, depositing excessive counterfeit paper, excessive unauthorized transactions, depositing paper for others (laundering), bankruptcy or breach of Merchant Agreement. Merchant acknowledges that Bank is required to report Merchant to the MATCH if this Agreement is terminated for any of the foregoing reasons. Merchant agrees and consents to such reporting in the event of the termination of this Agreement for any of the foregoing reasons.

H. Sections 5, 14, 15, 16, 19 21, 22 and 25 will survive termination of this Agreement.

Section 14. SETTLEMENT ACCOUNT.

14.1 Settlement Account Required. Merchant must maintain a Settlement Account in Merchant’s name in satisfactory condition at a depository institution under arrangements acceptable to Bank. The Settlement Account will be subject to the provisions of Section 16 of this Agreement.

14.2 Merchant agrees to maintain a minimum balance of funds in the Settlement Account as Bank may specify to Merchant in writing from time to time.

14.3 Subject to the terms and conditions of this Agreement, Bank agrees to provisionally credit Merchant for each Charge that Bank accepts from Merchant. Merchant agrees that the Bank may charge the Settlement Account for the amount of any sales draft processed under this Agreement, or any agreement Bank may have with any Merchant Affiliate that results in a Chargeback, or for any Credit Voucher or other reimbursement or Processing Fees to which Bank may be entitled.

14.4 Merchant agrees that Bank may audit all Charge calculations and that the Bank shall have the right, without notice, to make withdrawals, deposits, or other adjustments to or from the Settlement Account for any deficiencies or overages.

14.5 Bank shall presume that any amounts the Bank pays to or debits from Merchant are correct unless Merchant disputes these by sending Bank written notice within thirty (30) days of the date of the applicable statement containing any disputed payments or debits.

14.6 If Merchant chooses to rent or lease processing equipment from Bank or utilizes software provided from Bank for use in processing transactions, Merchant agrees to pay Bank: (1) a pre-determined monthly rental fee; (2) any initial upfront costs as required; and (3) all applicable taxes for such card processing equipment or software utilization.

14.7 Settlement Account Closure. If the Settlement Account is closed, Bank may terminate this Agreement, effective immediately, upon written or oral notice (with written confirmation in the event of oral notice) unless Merchant opens another Settlement Account acceptable to Bank. Merchant may change the Settlement Account upon prior written approval by Bank, which approval will not be unreasonably withheld.

14.8 ACH Authorization. Merchant authorizes Bank or its agents to initiate debit and credit entries and adjustments to the Settlement Account or the Reserve Account (described in Section 15 of this Agreement) through the Automated Clearing House (ACH) settlement process for amounts due under this Agreement. This authorization will remain in full force and effect until termination of the Agreement and the full and final payment of all obligations of Merchant due under this Agreement. Merchant agrees to be bound by all applicable terms and provisions of the rules of the National Automated Clearing House Association (“NACHA”) or other applicable association or network, in effect from time to time. Merchant acknowledges and agrees that Bank will not be liable for any delays in receipt of funds, any failure by Merchant to receive binds, or errors in debit or credit entries caused by Merchant, or third parties, including but not limited to any Card Association or any financial institution.

Section 15. RESERVE ACCOUNT.

15.1 Reserve During Term of Agreement.

A. At Bank’s request, and as condition for providing Card Program services, Merchant may be required to deposit, or Bank may deposit by deducting from any payment due to Merchant or from any funds in the Settlement Account or any other deposit account of Merchant, into an account maintained by Bank (or at another approved depository institution) (the “Reserve Account”), initially or at any time in the future as requested by Bank, sums sufficient to satisfy Merchant’s current and/or future obligations as determined by Bank in its sole and absolute discretion.

B. The Reserve Account will be separate from the Settlement Account. Merchant shall have no right of withdrawal from the Reserve Account. The Reserve Account shall be under the sole control of Bank. Any and all earnings from deposits of the Merchant to the Reserve Account shall be the sole property of the Bank.

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15.2 Reserve Account Deposits.

A. At any time in Bank’s sole and absolute discretion, Bank may (i) designate the minimum balance required to be deposited in the Reserve Account, (ii) require that the amount on deposit in the Reserve Account be increased, (iii) require that the Merchant deposit, or Bank may deposit for Merchant into the Reserve Account a percentage of, or a fixed amount from each Charge processed, or (iv) otherwise determine the amount to be deposited in the Reserve Account. Bank at its sole and absolute discretion may require that each month Merchant deposit, or Bank may deposit by deducting from any payment due to Merchant or from any funds in the Settlement Account or any other deposit account of Merchant sums into the Reserve Account no later than the twenty (20) day of the month. Bank shall notify the Merchant as to the amount of the funds to be deposited each month.

B. Merchant acknowledges and agrees that the Reserve Account may contain both funds deposited by the Merchant and funds of other merchants of the Bank.

15.3 Deductions from Reserve Account. If funds are not available in the Settlement Account, Bank without prior notice to Merchant may deduct from the Reserve Account any obligation of Merchant to Bank under this Agreement, including all Processing Fees, Chargebacks, Credit Vouchers, Damages, and any and all additional fees, fines, penalty amounts and charges due the Card Associations.

15.4 Replenishment of Reserve Account Deficiencies. Whenever the balance in the Reserve Account is less than the minimum balance required, or is otherwise deficient, Bank may, without prior notice, deposit the deficiency into the Reserve Account by reducing any payment to Merchant required by this Agreement or deduct the deficiency from the Settlement Account or any other deposit account of Merchant with another depository institution (including accounts of general partners if Merchant is a partnership) and deposit it into the

Reserve Account. Merchant authorizes deductions from its accounts by Automated Clearing House (ACH) entry, sight draft, preauthorized check, reverse wire, or otherwise as Bank deems appropriate under the circumstances. In addition, Merchant will deposit any deficiency into the Reserve Account within one (1) business day after receiving Bank’s oral or written request. Without limiting Bank’s remedies, Merchant’s failure to deposit any deficiency on time will permit Bank, without advance notice, to suspend or cease processing additional Charges and Credit Vouchers. Bank will give Merchant written notice of any suspension or cessation of processing.

15.5 Additions to Reserve Account. If Bank has reason to believe that Merchant may be liable to customers or to Bank for Chargebacks exceeding the balance in the Reserve Account, Bank may: (A) immediately place in the Reserve Account payments due to Merchant and/or stop processing transactions for Merchant until such time as the extent of Merchant’s obligations to Bank, or Merchant’s liability for Chargebacks, or Merchant’s liability to customers are known, and Bank no longer deems itself insecure, and/or (B) demand from Merchant an amount that in Bank’s judgment is needed to ensure payment of Merchant’s obligations and liabilities. Merchant’s failure to pay any amount will permit Bank to terminate this Agreement immediately without advance notice.

15.6 Reserve Account After Agreement Terminates. Bank may continue to hold or deposit funds in the Reserve Account after termination of this Agreement, regardless of whether termination is by Merchant or Bank. Upon termination of the Agreement by Merchant or Bank, Bank may retain sufficient funds to satisfy any and all Processing Fees, Chargebacks, Credit Vouchers, Damages, and any and all additional fees, fines, penalty amounts and charges due the Card Associations. If no funds have been deposited into the Reserve Account before termination, Bank, at Bank’s option, may notify Merchant to deposit funds into the Reserve Account upon termination of this Agreement. All provisions which apply to a pre-termination Reserve Account will apply after termination, including replenishment of deficiencies. The funds will be held by Bank or its designated agent for a period of not less than one hundred eighty (180) days from the date of the last Card Transaction processed under the Agreement, plus the period of any warranty or guarantee on goods and/or services sold. Bank will return the balance in the Reserve Account to Merchant after Bank reasonably determines that the risk of Chargebacks and other Processing Fees has ended

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and after deducting all amounts that Merchant owes to Bank under this Agreement or any other agreement.

Section 16. SECURITY INTEREST.

16.1 Merchant’s Grant of Security Interest.

A. To secure Merchant’s performance of its obligations under this Agreement, and any other agreement with Bank, Merchant grants Bank a security interest in each Charge and its proceeds, the Settlement Account, the Reserve Account and any other deposit account of Merchant with a financial institution, whether now existing or established in the future, and in the proceeds of all those accounts, any funds due Merchant from Bank and any of Merchant’s property held by Bank. Bank may enforce these security interests without notice or demand. The security interests granted under this Agreement will continue after this Agreement terminates, until Merchant satisfies all its obligations to Bank.

B. Furthermore, and with respect to any security interests granted herein, Bank will have all rights afforded under the Uniform Commercial Code, as the same may, from time to time, be in effect in the State of Colorado; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interests granted herein is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Colorado, then Bank will have all rights afforded under the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions relating to such attachment, perfection or priority of the security interests, as well as any other applicable law.

16.2 Perfection of Security Interest. Upon request of Bank, Merchant will execute one or more financing statements or other documents to evidence the security interests granted to Bank under this Section 16. Merchant shall cooperate with Bank in obtaining any control agreement or similar agreement with a depository bank necessary to perfect the security interests granted herein. In addition, Merchant agrees that its signature on the Application will be considered Merchant’s signature agreeing to any control agreement as defined in Article 9 of the Uniform Commercial Code among Merchant, Bank and any other financial institution under which Bank, Merchant and any other financial institution agree to the disposition of funds in the Settlement Account, the Reserve Account or any other deposit account without further consent by Merchant.

Section 17. CUSTOMER CLAIMS.

To the extent that Bank has paid or may pay a Chargeback or Credit Voucher, Merchant will be obligated to reimburse Bank for any sums Bank pays. If Merchant does not reimburse Bank, Bank will have all of the rights and remedies of Cardholders, including the Cardholders’ rights under 11 U.S.C. §507(a)(6). Bank may assert any claim on behalf of a Cardholder individually or on behalf of all Cardholders as a class.

Section 18. PROCESSING FEES.

18.1 Merchant will pay Processing Fees in the amount specified in the FEE SCHEDULE attached to the Application or as otherwise provided for in this Agreement or an Addendum thereto. Bank may increase the Processing Fees by giving Merchant thirty (30) days advance written notice effective for Charges and Credit Vouchers submitted on and after the effective date of the change.

18.2 Bank will not be required to provide the Merchant with thirty (30) days notice of an increase in Processing Fees in the event that any Card Association, or any other entity having such authority increases the Processing Fees and the effective date for implementation of the increase in the Processing Fees is less than thirty (30) days. In such cases, the Bank shall make reasonable efforts including, but not limited to, written correspondence, notification on statements, website notification, email, fax and direct contact via the telephone or otherwise, to provide reasonable notification to Merchant. However, failure to provide advance notice of the increase in Processing Fees will not affect Merchant’s obligation to pay the increased Processing Fees. The increase(s) in Processing Fees shall be effective on the date specified by Bank.

18.3 Processing Fees and other service charges owed by Merchant to Bank may be deducted by Bank from amounts due Merchant, or from the Settlement Account or from the Reserve Account. Merchant will pay the amounts due by the next day if sufficient funds are not available in the Settlement Account.

Section 19. INDEMNIFICATION; LIMITATION OF LIABILITY; WARRANTY.

19.1 Indemnification. Merchant agrees to indemnify Bank, including their officers, directors, employees, and agents against and to hold them harmless from any and all claims and demands of any party arising from or based upon any act or omission of Merchant in connection with or arising out of this

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Agreement, the duties to be performed by Merchant pursuant to this Agreement, any Charges which Merchant submits to Bank, or Merchant’s violation of the Operating Rules or any applicable law. In the event that Bank shall be made a party to any litigation, proceeding, arbitration, bankruptcy proceeding, or other legal process (collectively “Actions”) commenced by any third party, Merchant shall protect and hold Bank harmless from and with respect to the Actions and shall pay all costs, expenses, and attorney’s fees incurred or paid in connection with the Action, together with any judgments rendered.

19.2 Limitation of Liability. Bank will not accept responsibility for errors, acts, or failure to act by others, including but not limited to, third party suppliers of software, equipment or services; or, banks, communication common carriers, data processors or clearinghouses through which transactions may be passed, originated and/or authorized. Bank will not be responsible for any loss, liability or delay caused by fires, earthquakes, war, civil disturbances, power surges or failures, acts of governments, acts of terrorism, labor disputes, failures in communication networks, legal constraints or other events beyond the control of Bank. Bank undertakes no duties to Merchant other than the duties expressly provided for in this Agreement, and any and all other or additional duties that may be imposed upon Bank in law or equity are hereby irrevocably waived and released to the maximum extent permitted by law. In any event, Bank’s cumulative liability to Merchant, whether arising in contract, tort (including, without limitation, negligence and strict liability) or otherwise, shall not exceed the lesser of $10,000 or, an amount equal to the aggregate of monthly net Processing Fees paid by Merchant in the three (3) month period prior to the month that the incident giving rise to liability occurred.

IN NO EVENT SHALL BANK BE LIABLE FOR SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL OR EXEMPLARY DAMAGES OR FOR ANY INTERRUPTION OR LOSS OF USE, DATA, BUSINESS OR PROFITS, WHETHER OR NOT SUCH LOSS OR DAMAGES WERE FORESEEABLE OR BANK WAS ADVISED OF THE POSSIBILITY THEREOF AND REGARDLESS OF WHETHER ANY LIMITED REMEDY HEREIN FAILS OF ITS ESSENTIAL PURPOSE.

BANK SPECIFICALLY DISCLAIMS ALL WARRANTIES OF ANY KIND, EXPRESSED OR IMPLIED, INCLUDING, WITHOUT

LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE SERVICES PROVIDED HEREUNDER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BANK DOES NOT GUARANTEE OR WARRANT THAT THE SERVICES WILL BE UNINTERRUPTED OR ERROR- FREE.

Section 20. NOTICES.

Except to the extent oral notice is explicitly authorized and except as provided for herein, each notice required by this Agreement will be in writing and will be effective when delivered, addressed to Bank at the return address on the Merchant’s Card processing statements and to Merchant at Merchant’s address to which Bank mails Merchant’s statements, or at such other address as either party may provide by written notice to the other party. Any address Merchant designates will also be the address to which Bank mails Statements. Delivery by facsimile transmission will be considered effective when the sender receives electronic confirmation of the transmission.

Section 21. COLORADO LAW; JURISDICTION; VENUE.

This Agreement is made at Boulder, Colorado, and this Agreement is governed by Colorado law, as applied to agreements made and performed entirely in Colorado without reference to conflict of laws provisions. All performances due and transactions undertaken pursuant to this Agreement shall be deemed to be due or have occurred in Boulder, Colorado, and Merchant’s entry into this Agreement, and any Guarantor’s entry into a Continuing Guaranty relating to this Agreement, shall conclusively be deemed to be a transaction of business in Colorado within the meaning of C.R.S. §13-1-124 or any successor statute. Merchant and any Guarantor agree that the exclusive venue and place of jurisdiction for any litigation arising from or relating to this Agreement shall be the county and district courts in and for Boulder County, Colorado, and Merchant and any Guarantor irrevocably and unconditionally submit to the jurisdiction of such courts with respect to any such litigation.

Section 22. ATTORNEY FEES; ARBITRATION.

22.1 Attorney Fees. Merchant and/or Guarantor will be liable for and will indemnify and reimburse Bank for all attorneys’ fees and other costs and expenses paid or incurred by Bank in the enforcement of this Agreement or in matters relating to this Agreement, in collecting any amounts due

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from Merchant to Bank, or arising from any breach by Merchant of this Agreement, or any other wrongdoing by Merchant or Guarantor.

22.2 Arbitration. Merchant, Bank and any Guarantor will settle any dispute or controversy concerning or relating to this Agreement through binding arbitration before a single arbitrator, held at Denver or Boulder, Colorado in accordance with the provisions of the Colorado Uniform Arbitration Act or any successor statute. If Merchant and/or any Guarantor does not unconditionally proceed with arbitration in accordance with this Section 22.2 within ten (10) days after Bank sends a written demand for arbitration, Bank shall be entitled (but not obligated) to initiate litigation concerning the dispute or controversy.

Section 23. ADDENDUM.

Provided that the applicable box(es) is checked on the Application, the following Addenda are made a part of this Agreement. The applicability of these Addenda depends upon the Merchant’s business, and the Card Program services requested by Merchant. In its sole and absolute discretion, Bank may accept or reject Merchant’s request for services provided in the Addenda.

1. CARD NOT PRESENT (CNP) ADDENDUM

2. SPECIAL SERVICES ADDENDUM

•	Travel and Entertainment Services:

Reservation Service

Advance Lodging/Cruise Deposit

Service Priority Check-Out Service

•	Other Special Services:

Express Payment Service (EPS)

Preauthorized Health Care

Supermarket Incentive Program

Merchant understands and agrees that any attached Addendum is considered a part of the Agreement and Merchant will comply with the terms therein. In the event of conflict between the provisions of this Agreement and the provisions of an Addendum, the provisions of the Addendum will control.

Section 24. FINAL AGREEMENT; EFFECTIVE DATE.

This Agreement is the complete and final agreement between Merchant and Bank for the Card Program services covered by this Agreement and supersedes all prior or contemporaneous negotiations, stipulations or agreements. If any provision of this Agreement is invalid or unenforceable, the other provisions remain effective. This Agreement becomes effective when the Application is signed and approved by Bank.

Section 25. CONTINUING GUARANTY.

25.1 As a primary inducement to Bank to enter into this Agreement, and to approve the Application of Merchant, the Guarantor(s), individually and severally, who signed on the Guarantor signature line(s) on the Application, agree to be bound by all terms and provisions of this Agreement to the same extent and in the same manner as Merchant, and unconditionally and irrevocably, personally guarantee the continuing full and faithful performance and payment by Merchant of each and all of Merchant’s duties and obligations to Bank under this Agreement or any other agreement currently in effect or in the future entered into between Merchant or its principals and Bank, as such agreements now exist or are amended from time to time, with or without notice to Guarantors).

25.2 Merchant and Guarantor(s) further agree to be bound by the terms and provisions of any Merchant Card Processing Agreement between Bank and any Merchant Affiliate (as that term is defined in this Agreement), regardless of whether such agreement currently exists or is executed, amended or supplement at some future date. Merchant and Guarantor(s) unconditionally and irrevocably guarantee the full payment and performance of each and all duties and obligations owed to Bank by Merchant Affiliate pursuant to any Merchant Card Processing Agreement. The provisions of Section 25.3 apply to the guarantee by Merchant and Guarantors) of the Merchant Affiliate’s obligations to Bank under any Merchant Card Processing Agreement.

25.3 Guarantor(s) understands that Bank, without notice to Guarantor(s), may from time to time renew or extend the Agreement, modify rates, limits, charges and fees, or modify the amount or type of services provided to Merchant all of which may increase the Guarantor’s obligations under this Guaranty. Guarantor(s) further understands that Bank may proceed directly against Guarantor(s) without first exhausting Bank’s remedies against the Merchant, any other person or entity responsible to Bank or any security held by Bank. This Guaranty is a continuing guaranty and will not be discharged or affected by the release or discharge of Merchant or the death of the Guarantor(s). This Guaranty will bind all heirs, administrators, and representatives of the Guarantor(s) and may be enforced by or for the benefit of any successor of Bank. To the fullest extent permissible under applicable law, Guarantor(s) waives any and all rights of subrogation, reimbursement or indemnity derived from Merchant, all other rights and defenses available to Merchant, and all other rights and defenses available to Guarantors).

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MERCHANT CARD PROCESSING AGREEMENT

This Merchant Card Processing Agreement is for merchant card payment processing services between the merchant (“Merchant”) that signed the Application (the “Application”) and JPMorgan Chase Bank (the “Merchant Bank”), TransFirst, LLC (the “Processor”), and the Agent Bank that signs the Application (the “Agent Bank”). The Processor, the Merchant Bank and the Agent Bank are collectively hereinafter referred to as the “Bank”.

The appendices, addenda, schedules, and FEE SCHEDULE that accompany this Merchant Card Processing Agreement are part of the terms and conditions of this Agreement, as are the Application and the Operating Rules of Bank and the Card Associations, and are individually and collectively hereinafter referred to as the “Agreement.”

According to the processing services selected by Merchant on the Application and, in accordance with the terms of this Agreement and applicable Operating Rules, Merchant agrees:

•	to participate in the Bank’s Card processing program by honoring Valid Cards in accordance with this Agreement; and

•	to submit sales drafts, credit vouchers and other electronic data to Bank for the Card Program services provided by Bank.

Section 1. DEFINITIONS.

1.1 “Acceptance” is the process by which Merchant allows a Card or electronic debit or credit entity to be used by a Cardholder as a means of payment.

1.2 “Address Verification Service” (AVS) is a Card fraud prevention tool designed for mail order, telephone order and electronic commerce (internet) merchants.

1.3 “Adjustment” is one or more transactions involving a Credit Voucher, a Chargeback, or a correction to the Settlement Account resulting from a Card transaction processing error, or from Merchant’s failure to follow the Operating Rules.

1.4 “Application” is the Application for Merchant Agreement that Merchant completed and signed and which Bank signed.

1.5 “Authorization” is the process whereby Merchant in compliance with the Operating Rules for each Card obtains approval of a Charge from the Card Issuer.

1.6 “Authorization Code” is a message obtained through the Card Associations’ Authorization networks that informs Merchant that a Card transaction has been approved.

1.7 “Batch” is a term that collectively refers to Card transactions delivered for processing in a file and processed within a given period of time, usually daily.

1.8 “Business Day” is Monday through Friday excluding Merchant Bank holidays. Each Business Day ends at the cut-off time specified by Merchant Bank. Charges submitted for processing on a holiday, weekend, or after the cut-off time are treated as received the following Business Day.

1.9 “Card” is any Visa-branded or MasterCard-branded Credit and Business Cards or Debit Cards, private-label credit card, ATM/debit Card, or any other card issued by a Card Association which Bank may at any time specify in writing as an additional card payment option available to Merchant (See also “Valid Card”).

1.10 “Cardholder Account” is the account of a Cardholder as represented by a Card.

1.11 “Card Not Present” or “CNP” is a Card Transaction wherein neither the Cardholder nor the Card is physically present at the point of sale. Mail order and telephone order (MO/TO), electronic commerce and preauthorized transactions are collectively referred to as “CNP Transactions”.

1.12 “Card Program” is one or more programs of financial service Cards honored by Merchants and financial institutions for presentment and collection of Cardholder indebtedness.

1.13 “Card Transaction” is the honoring of a Card by Merchant to purchase Merchant’s goods or services.

1.14 “Cardholder” is the person issued a Card and a corresponding account by a Card Issuer.

1.15 “Card Association” is a card association such as Visa, USA, Inc., or MasterCard International Inc. that has Operating Rules and operates an interchange system for exchanging Charges and Credit Vouchers among Merchant, Bank and Card Issuers. In the case of On-line Debit Transactions, “Card Association” includes Debit Networks.

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1.16 “Card Issuer” is the institution authorized by a Card Association to issue Cards to Cardholders and that has issued a Card presented to Merchant for a Charge or Credit Voucher.

1.17 “Charge” is the evidence of an obligation of a Cardholder arising from a Card transaction with Merchant which is submitted by Merchant in paper or electronic form to Bank for processing through a Card Association’s interchange system so that payment may be made to Merchant and the amount of the Charge posted to the Cardholder Account. A Charge also may be referred to as a “Charge Record,” “sales draft” or “sales slip.”

1.18 “Chargeback” is a return of a Charge to Merchant, typically initiated by a Cardholder through a Card Issuer, for transmittal to and payment by Merchant under Operating Rules established by the Card Associations.

1.19 “Credit and Business Cards” are any Visa-branded or MasterCard-branded Cards that are adopted by Visa or MasterCard for use in connection with their consumer credit and charge Card Programs, any Visa-branded or MasterCard- branded business, corporate or, commercial Card (includes business, corporate and public sector credit, charge or debit Cards), and any other Visa-branded or MasterCard-branded Card that is not defined as Debit Cards.

1.20 “Credit Voucher” is the evidence of a partial or total refund of a Charge submitted by Merchant to Bank in paper or electronic form for processing through a Card Association interchange system so that credit may be made to a Cardholder Account. A Credit Voucher may also be referred to as a “Credit Slip”.

1.21 “Debit Cards” are Visa-branded or MasterCard- branded Cards issued by U.S. Card Issuers that when presented for payment, access, debit, hold or settle funds from a consumer’s demand deposit or asset account. Debit Cards include consumer signature debit programs, stored value programs, prepaid Cards, payroll Cards, electronic benefit transfer Cards and deferred debit Cards that access, debit, hold or settle funds from the user’s demand deposit or asset account less than fourteen (14) days after the date of purchase.

1.22 “Debit Network” is an online data processing system used to support PIN based Card Transactions.

1.23 “Merchant Bank” is the Bank so named in the Application.

1.24 “Merchant Affiliate” is any entity or account designated as “Affiliated” on the Application and, in addition, any person or entity which is owned or controlled, in whole or in part, by Merchant or any of Merchant’s Principals.

1.25 “On-line Debit Card Transaction” is a transaction between the Merchant and the Cardholder that is initiated with a Debit Card or ATM/debit Card, that is processed through a Debit Network, and that requires entry of a Cardholder’s personal identification number (PIN) during the transaction process.

1.26 “Operating Rules” are relevant portions of Operating Regulations, Operating Manuals, Official Rules, Bulletins, Notices, and similar documents issued by Card Associations, Debit Networks or Bank.

1.27 “Point of Sale” or “POS” is each location of Merchant where Merchant and Cardholder can jointly complete a Charge or Credit Voucher transaction in connection with the Cardholder’s purchase of goods or services provided by Merchant.

1.28 “Processing Fees” are the fees payable by Merchant to Bank for the Card Program services Bank provides to Merchant in connection with this Agreement, as specified in the FEE SCHEDULE to the Application.

1.29 “Regulation E are the rules consisting of the Electronic Funds Transfer Act, Federal Reserve Regulation E, and similar state laws and regulations, to the extent the same may be applicable to the transactions processed hereunder.

1.30 “Settlement Account” is the checking account or other acceptable deposit account Merchant maintains at a depository institution acceptable to Bank for credit of Charges by Merchant Bank and debit of Credit Vouchers, Chargebacks, Processing Fees and any fines or fees assessed by Card Associations or other entity having authority.

1.32 “Valid Card” is a Card that is (1) properly issued under the authority of a Card Association (not counterfeit); (2) “current” according to any beginning and expiration dates on the Card; (3) signed by the Cardholder named on the front or other authorized signer, or in the case of CNP transactions, in compliance with the applicable Card Association’s Operating Rules; (4) not listed at the time of a Charge in a warning bulletin or notice issued by a Card Association; and (5) not visibly altered or mutilated when physically present at the POS.

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Section 2. MERCHANT’S APPLICATION AND INFORMATION.

By completing and signing the Application, Merchant applies for the Card Program services covered by the Application and this Agreement. In its sole and absolute discretion, Bank may accept or reject Merchant’s Application. Merchant may present Charges to Bank only for the activities and in the volumes described on the Application, including the percentage of mail/phone order and internet transactions.

Section 3. MERCHANT’S GENERAL DUTIES.

3.1 Merchant will comply with this Agreement for submitting and processing Charges and Credit Vouchers with Bank. Bank is responsible to Merchant for processing Card Transactions under the Operating Rules for the Card Program services to which Merchant subscribes, which may vary among Card types.

3.03. Merchant may choose to accept (i) Debit Cards only, or (ii) Credit and Business Cards only or, (iii) both Debit Cards and Credit and Business Cards. The applicable discount rates for Debit Cards and Credit and Business Cards are stated on the FEE SCHEDULE. Merchant shall designate which Card type(s) Merchant will accept upon the signing of the Application.

3.3 For Card transactions, Merchant will:

A. Honor all Valid Cards of the Card type(s) selected under Section 3.02 of this Agreement.

B. Honor all Valid Visa-branded or MasterCard-branded Cards issued by a non U.S. Card Issuer.

C. Not establish minimum or maximum amounts for Card Charges or Credit Vouchers unless otherwise required or allowed by the Operating Rules.

D. Not impose any surcharge on Card Charges or transactions if the surcharge is prohibited by the Operating Rules.

E. Include any tax on a purchase in the total Charge amount.

F. Not use a Charge to make a credit card cash advance to any person, except for specialized transactions previously authorized by Bank in writing.

G. Not require a Cardholder to provide personal information such as address, license or telephone number as a condition for honoring a Card, unless required to do so by the Operating Rules.

H. Not make a photocopy of a Card or require the Cardholder to provide a photocopy or facsimile of a Card unless the photocopy or fax is needed for a Card recovery program of Bank or a Card Association.

I. Not submit Card Charges for processing without physical possession of a Card unless pre-approved in writing by Bank, either on the Application or in other written form.

J. Comply with all laws in completing Card Transactions, performing obligations under this Agreement, and otherwise conducting Merchant’s business.

K. Not accept any MasterCard-branded Card at POS terminals that dispense scrip.

L. As applicable, accept CNP transactions in accordance with the terms of the CNP ADDENDUM.

3.4 Merchant’s Responsibility for Acts of Others. Merchant, and not Bank, is responsible for any advice from, acts of, as well as omissions, acts of fraud or acts of misconduct by Merchant’s employees, processors, consultants, advisors, contractors, agents, officers and directors. Merchant, and not Bank, is responsible for the use, unauthorized use or misuse of Merchant’s equipment, POS terminals, or software.

Section 4. PROCEDURES FOR CARD TRANSACTIONS.

4.1 Operating Procedures for Card Transactions.

A. Authorization

1. Unless specifically exempted by Operating Rules, Merchant agrees to obtain Authorization for the total amount of the transaction, including the tip and tax, if applicable. Such Authorization must be obtained for every transaction on the transaction date and prior to completing the transaction, unless otherwise specified in the Operating Rules.

2. If a Merchant completes a Charge without Authorization, Merchant will be responsible for any Chargeback of the Charge and this Agreement shall be subject to immediate termination without notice. Obtaining Authorization does not assure that the person using the Card is the Cardholder and will not prevent a Chargeback to Merchant for any of a variety of reasons under the Operating Rules, including use of the Card by an unauthorized user or a Cardholder claim or defense relating to the Charge.

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B. Recording a Charge. Merchant must record each Charge and Credit Voucher by following procedures in a format and manner specified by Bank and using records such as sales drafts, sales slips or electronic processing records and methods, as applicable. Merchant will complete each sale as a single Charge, except as alternative methods are specifically approved by Bank in writing. Merchant will deliver to the Cardholder an accurate and complete copy of the Charge, no later than the time of delivery of the goods or performance of services, using a format approved by the Card Associations and supplied by Bank. Merchant must provide on the Cardholder’s copy of the Charge the truncated Card account number of the Cardholder.

C. Refunds: Adjustments: Credit Vouchers.

1. Merchant Policy. Merchant may limit returned merchandise or limit price adjustments, to the same extent as for sales not involving a Card, provided Merchant properly discloses its policy to the Cardholder before the sale, the limits are noted on the Charge Record before the Cardholder signs it, and the purchased goods or services are delivered to the Cardholder at the time the Charge takes place. Merchant will submit any changes to its return policy to Bank in writing at least thirty (30) days before the change and will not implement any change to which Bank reasonably objects. Merchant’s policies will not override the Operating Rules and will not prevent Chargebacks to Merchant under those rules.

2. Credit Vouchers. Merchant will not make a refund or adjustment for a Charge in cash (except when required by law), but will deliver to Bank a Credit Voucher for a refund or adjustment to the Cardholder Account within three (3) days of the refund or adjustment and deliver to the Cardholder a copy of the Credit Voucher at the time the refund or adjustment is made. Merchant will include the refund date and amount and a brief description of the refund or adjustment on the Credit Voucher in sufficient detail to identify the Card used and original Charge. The amount of the Credit Voucher must not exceed the amount of the original Charge except for any amount which Merchant agrees to reimburse the Cardholder for return postage. Merchant may not deliver a Credit Voucher to Bank for any refund or adjustment of a purchase not originating as a Charge with the same Cardholder requesting the refund or adjustment, a Charge not made with Merchant, or a Charge not originally processed by Bank. Merchant will not complete a Credit Voucher for a card issued to it or its employees except for a valid refund of a Charge originating with Merchant. Merchant may not receive money from a Cardholder and subsequently deliver to Bank a Credit Voucher to make a deposit to the account of the Cardholder. Bank may delay processing Credit Vouchers on any day to the extent they exceed the total of valid Charges presented on that day and the balance in the Settlement Account available to cover the Credit Vouchers, until the sum of valid Charges and the balance in the Settlement Account is sufficient to cover the Credit Vouchers

3. Credit Vouchers After Agreement Termination. After this Agreement terminates, Bank is not obligated to process any Credit Vouchers that Merchant submits. All Chargebacks related to Credit Voucher disputes will be Merchant’s responsibility. If Merchant enters into a new card processing service agreement with a new processor and provides Bank the name and address of Merchant’s new processor, Bank will work with the new processor at Merchant’s expense to reasonably resolve disputes.

E. Submission of Valid Charges. Merchant will submit to Bank a Charge only if the Charge is made or approved by the Cardholder who is issued the Card used for the Charge. Merchant will not submit a Charge for processing by Bank until Merchant has performed all its services. Merchant will not submit directly or indirectly: (1) any Card Transaction previously submitted to Bank; (2) any Card Transaction that Merchant knows or should have known to be fraudulent or not authorized by the Cardholder; (3) any Card Transaction that results from a transaction outside of Merchant’s normal course of business, as described on the Application; (4) any Card Transaction that results from a transaction not involving Merchant or not originated as the result of an act between Merchant and a Cardholder; or (5) any Card Transaction containing the account of a Card issued to Merchant or any account numbers issued to Merchant’s business owners, family members and principals for transactions that do not represent a purchase of goods or services from Merchant or a related credit.

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F. Payments to Merchant for Valid Charges.

1. Bank will provide provisional credit to Merchant for each valid Charge which Merchant submits to Bank by crediting Merchant’s Settlement Account, provided Bank has received settlement for the valid Charge through the interchange procedures specified by the Card Association applicable to the Card used for the Charge. (Bank does not provide payment for all Card types for which Authorization services are provided). Bank is not obligated to provide provisional credit to Merchant for Charges submitted that are not valid Charges, and may suspend or discontinue any provisional credit in Bank’s sole and absolute discretion, including for any reason that would justify termination of this Agreement. Each provisional credit from Bank to Merchant will be subject to adjustment, including revocation, upon Bank’s further review and verification. Provisional credit to Merchant for a Charge disputed by a Cardholder for any reason is not final.

2. Bank may deduct from any payment to Merchant the amount of any Credit Voucher processed for Merchant, any Chargeback to Merchant, any amount to be deposited in the Reserve Account and any Processing Fees and Card Association fines or charges due from Merchant. Merchant must immediately pay Bank the amount by which a Credit Voucher processed on any day exceeds valid Charges submitted on that day. Without limiting Bank’s remedies, Bank may obtain the amount due by deducting it from the Settlement Account, Reserve Account or other accounts of or funds due Merchant.

3. Merchant acknowledges that all payments and credits provided to Merchant are provisional and subject to suspension, to Chargebacks and to adjustments in accordance with this Agreement and the Operating Rules.

4.2. Procedures for On-Line Debit Card Transactions. Merchant must obtain Authorization for each On-line Debit Card Transaction before Merchant can complete the transaction. Merchant will not complete an On-line Debit Card Transaction unless it has been authorized by the Card Issuer by using the POS Equipment (defined in Section 4.04) and following the procedures of the Card Association. Merchant may not complete an On-line Debit Card Transaction without entry of the PIN by the Cardholder. Merchant will comply with all Operating Rules of the Debit Networks and Bank, as amended from time to time, in connection with each On-line Debt Card Transaction.

4.3 CNP Transactions. The CNP ADDENDUM applies to all Card Transactions wherein neither the Cardholder nor the Card is physically present at the point of sale. CNP Transactions include mail order and telephone order, electronic commerce, and pre-authorized order transactions. A Merchant may only accept CNP Transactions if the Merchant has completed the appropriate areas on the Application and has been authorized by Bank to accept such transactions.

4.4 Equipment; Supplies; Displays.

A. At Merchant’s request, Bank will supply Merchant with POS equipment and/or Software, including electronic terminals, other processing equipment and, for On-line Debit Card Transactions, PIN (Personal Identification Number) pads (collectively “POS Equipment”) that comply with the Operating Rules. Bank will use good faith efforts to program the POS Equipment to operate at Merchant’s location in compliance with the Operating Rules. However, Bank makes no representations or warranties that Bank’s program of the POS Equipment furnished by Bank will operate in compliance with the Operating Rules. Merchant acknowledges and agrees that it is Merchant’s obligation to operate in compliance with the Operating Rules. Merchant may use POS Equipment and/or Software from non-Bank sources, but must ensure that the equipment and Software operates at all times in compliance with applicable law, the Operating Rules, and Bank’s operational and security requirements.

B. All third party software, equipment and services provided or procured by Bank under this Agreement are provided “AS-1S” but Bank will, at Merchant’s expense, use reasonable commercial efforts to assist Merchant in enforcing any warranty offered by the third party supplier of such software, equipment or services.

C. Merchant will use only the forms for Charges and electronic processing formats provided or approved in advance by Bank. Bank may change the forms from time to time, and, upon notification, Merchant will comply with any

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changes. Merchant will use Charge forms or materials provided by Bank only for Charges which Merchant submits to Bank.

D. Merchant shall display Visa, MasterCard and, if applicable, other Card Association decals, program marks, and advertising and promotional materials in compliance with the Operating Rules. Merchant shall only display Visa and MasterCard approved decals, program marks and advertising and promotional materials for the Card type(s) that Merchant selected under Section 3.02 of this Agreement.

Section 5. CHARGEBACKS.

5.1 Bank will charge back to Merchant and Merchant will pay Bank, the amount of each Charge which Merchant or a Merchant Affiliate submits to Bank for processing that is charged back to Bank for any reason through Card Associations’ Operating Rules, or to the extent Bank receives claims regarding the Charges from Cardholders under other provisions of law.

5.2 A Chargeback may occur for any one or more of several reasons under the Operating Rules or through operation of consumer protection laws, such as the Truth in Lending Act and the Fair Credit Billing Act. Chargeback reasons include, without limitation:

A. The Charge Record or any material information it contains as provided by Merchant (such as the Card account number, expiration date of the Card, merchant description, purchase amount, Charge date and Authorization date) is illegible, incomplete, incorrect, or unsigned, or is not transmitted to Bank within the required time limits;

B. Merchant knew or, by following proper practices, should have known that the Card was not to be honored;

C. The Charge was completed with a counterfeit or altered Card or before the valid date or after the expiration date of the Card;

D. Merchant did not obtain Authorization, or did not provide a correct and legible Authorization code on the Charge Record;

E. The Charge Record is a duplicate of another Charge Record, represents one of two or more Charges arising from a single purchase, or the Charge has been submitted to another merchant card processor;

F. The Cardholder disputes participating in or approving the Charge, signing the Charge Record,

or the sale, delivery, quality or performance of the purchase; the Cardholder alleges that return of goods or a Credit Voucher was improperly refused; or the Cardholder alleges that a Credit Voucher issued by Merchant was not processed for the Cardholder Account;

G. The amount on the Charge Record submitted to Bank differs from the amount on the copy required to be delivered to the Cardholder;

H. The Charge was fraudulent or the related purchase was not a bona fide purchase in Merchant’s ordinary course of business, was subject to any claim of illegality, cancellation, avoidance, or offset for any reason, including, without limitation, negligence, fraud or dishonesty on the part of Merchant or Merchant’s agents or employees or was submitted in violation of Section 6 of this Agreement;

I. The Cardholder has asserted what the Cardholder believes is a good faith claim or defense against the Charge;

J. The Charge is in violation of any law;

K. Any other Card Transactions that Bank is or would be required to pay, repurchase or Chargeback by virtue of Operating Rules or otherwise, processed under this Agreement or any agreement with any Merchant Affiliate.

5.3 If Bank determines that Merchant has or is reasonably likely to have a monthly ratio of Chargebacks to Charges exceeding one percent (1%), Bank, may, but is not obligated to, notify Merchant of new procedures it should adopt and additional Processing Fees imposed for processing Chargebacks, and/or may terminate this Agreement, at Bank’s discretion, without advance notice. Merchant must immediately pay any fines or fees imposed by a Card Association or Bank relating to Chargebacks to Merchant.

5.4 Each Chargeback to Merchant is immediately due and payable by Merchant. Without limiting Bank’s other remedies or Bank’s security interest described in Section 16 below, Bank may deduct, debit and withhold the amount of a Chargeback or anticipated Chargeback from the Settlement Account, Reserve Account, or any Merchant account at the Merchant Bank, or other property of Merchant held by Bank, or any Settlement Account or Reserve Account of a Merchant Affiliate. Bank will send Chargeback reports to Merchant as debits occur. To the extent funds are not available from the previously described accounts of the Merchant or Merchant Affiliate,

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Merchant irrevocably authorizes Bank to attach and initiate withdrawals of funds from Merchant’s accounts at other financial institutions, by Automated Clearinghouse Entry (ACH), sight draft, preauthorized checks, reverse wires or otherwise to cover the Chargebacks, and Merchant hereby irrevocably authorizes the other financial institutions to withdraw the funds from Merchant’s accounts and pay Bank the amount of the Chargebacks. Bank will release to Merchant any of Merchant’s deposits, funds or property after Bank determines in its sole and absolute discretion that the deposits, funds or property are not likely to be needed to cover any Chargebacks.

Section 6. MERCHANT’S WARRANTIES.

Upon signing the Application, and each time Merchant submits a Charge, Merchant represents and warrants that:

A. Merchant has abided by this Agreement, and all applicable laws and Operating Rules for the Charge;

B. Each statement made on the Application was true as of the date Merchant signed the Application agreeing to be bound by this Agreement;

C. There have been no materially adverse changes in information provided in the Application or in Merchant’s financial condition, or management;

D. Merchant does not do business under a trade name or style not previously disclosed in writing, and there has been no change in the nature of Merchant’s business or the product lines that Merchant sells not previously disclosed;

E. The Charge is genuine and arises from a bona fide sale of merchandise or services by Merchant, represents a valid obligation for the amount shown on the Charge Record and does not involve the use of the Card for any other purpose;

F. Merchant has title to the Charge, there are no liens or other encumbrances on it, and Merchant has the authority to convey the Charge for processing;

G. The Charge is not subject to any dispute, set-off or counterclaim;

H. The Charge has not been previously presented for processing unless allowed by the Operating Rules;

I. Each statement on the Charge is true, and Merchant has no knowledge of facts that would impair the valid or collectability of the amount of the Charge;

J. Merchant has completed only one Charge per sale, one Charge per shipment of merchandise where the Cardholder has agreed to partial shipments;

K. The person who executes the Application on behalf the Merchant has the full power and authority to execute the Application and to enter into this Agreement;

L. This Agreement is the legal, valid, and binding obligation of the Merchant enforceable against the Merchant in accordance with its terms;

M. Merchant shall submit transactions and/or Charge only in accordance with the information contained in the Application and this Agreement;

N. Merchant has the power and authority to authorize the automatic funds transfer provided for in Section 14.8 of this Agreement;

O. The Settlement Account described in Section 14 of the Agreement is owned and controlled by the Merchant and is a valid account for processing debit and credit transactions under this Agreement.

Section 7. CONFIDENTIALITY; DATA SECURITY.

7.1 Merchant will retain in a secure and confidential manner original or complete and legible copies of each Charge Record, and each Credit Voucher required to be provided Cardholders, for at least two (2) years or longer if required by law or the Operating Rules.

7.2 Merchant will store Charge Records in an area limited to selected personnel, and when record-retention requirements have been met, Merchant will destroy the records so the Charge Records are rendered unreadable.

7.4 Merchant will not:

A. Provide Cardholder Account numbers or other personal Cardholder information to anyone except Bank Card Associations, or Merchant’s agents for the purpose of assisting Merchant in completing Card Transactions, or as specifically required by law.

B. Retain or store Card Magnetic Stripe data after Merchant receives payment for a Charge.

C. Sell, purchase, provide or exchange Card account number information to any third party without the Cardholder’s consent, or to any entity

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other than Merchant’s authorized agents, the Bank, the Card Associations, or in response to valid legal process or subpoena.

D. Release any Cardholder information over the telephone under any circumstances.

7.4 In the event that Merchant’s business fails or ceases to exist, Merchant is required to return to Bank all Visa and MasterCard transaction information, or provide proof of destruction of this data.

7.5 Merchant agrees to establish security procedures to protect Cardholder information and comply with the Visa Cardholder Information Security Program (CISP). Merchant may find the details of this program at www.visa.com/cisp.

7.7 Merchant authorizes Bank to release its name and address to any third party whom the Bank determines needs to know such information in order for Bank to perform the Card Program services under this Agreement and who has requested such information.

7.7 If requested in writing by Merchant, Bank will provide a list of Bank Identification Numbers (BIN) that apply to Debit Cards for the sole purpose of identifying Debit Cards presented at the point of sale. Merchant shall not use the BIN information for any reason other than to identify the Debit Cards presented at the point of sale. The BIN information is propriety and confidential information belonging to Visa or MasterCard. A Merchant shall not disclose the BIN information to any third party without the prior written consent of Visa or MasterCard.

7.8 Federal regulations enacted pursuant to Section 326 of the USA PATRIOT Act require financial institutions with which the Processor has relationships to verify the identity of every person who seeks to open an account or become a signatory on an account with a financial institution. As a result of Merchant’s status as an account holder with a financial institution which has not previously verified Merchant’s identity under the new regulatory requirements, Processor may request documentary verification of Merchant’s identity, such as a driver’s license or passport and/or Processor will verify Merchant’s identity through other non-documentary methods. Processor may retain a copy of any document it obtains to verify Merchant’s identity with the financial institution.

Section 8. OPERATING RULES.

8.1 Merchant must comply with the Operating Rules, as may be changed by the Card Associations from time to time. Card Associations may change the Operating Rules with little or no advance notice to Merchant and Merchant will be bound by all such changes. If Merchant objects to any change in the Operating Rules, it must immediately stop accepting new Charges for Cards governed by the change. The Operating Rules will govern in the event that there is any inconsistency between this Agreement and the Operating Rules.

8.2 Operating Rules of the Debit Networks may differ among them with respect to the transactions they allow. Bank, at its discretion, may require that the most restrictive requirements of one Debit Network apply to all of Merchant’s On-line Debit Card Transactions, regardless of Card type.

8.3 If Merchant selects, and Bank provides Card Program services for, any one or more of American Express, Discover Card/NOVUS Card Brands, JCB Card or Diners Club as payment options and Merchant’s selection is approved by Bank, Merchant understands that Merchant’s acceptance of any of those payment options may require execution of a separate merchant card acceptance agreement with those individual Card Issuers, as applicable, and that agreement will govern the completion, processing, settlement and other procedures relating to transactions with those Card Issuers. If Merchant experiences problems with transmission or delivery of those Card Issuers’ transactions, Merchant will be obligated to contact the appropriate service providers) for service.

Section 9. MERCHANT’S BUSINESS; OTHER PROCESSORS.

9.1 Merchant will comply with all laws, rules and regulations in completing Charges, submitting them to Bank, performing its obligations under this Agreement, and otherwise conducting its business.

9.2 Merchant will give Bank at least thirty (30) days’ prior written notice before any change in Merchant’s name or location, any change in ownership or management of Merchant’s business, any sale, assignment, rental, lease or transfer of ownership of any location that accepts Cards, or any material change in information concerning Merchant in the Application or otherwise required to be provided to Bank.

9.3 Merchant agrees that it will not participate in a Card Program with another financial institution without Bank’s written approval.

Section 10. CREDIT REPORTS AND OTHER INFORMATION.

10.1 Reports about Merchant. From time to time, Bank may obtain credit and other information

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on Merchant, owners of Merchant and officers of Merchant, from others (such as customers and suppliers of Merchant, lenders and credit reporting agencies), and furnish information on Merchant’s relationship with Bank and Bank’s experience with Merchant to others seeking the information.

10.2 Reports from Merchant. Merchant will provide Bank with updated business and financial information concerning Merchant, including financial statements, tax returns, evidence of required licenses and other information and documents Bank may reasonably request from time to time. All material marked “confidential” which Bank receives from Merchant will be used only by Bank or Card Association in performing the Card Program services under this Agreement or related services and reporting. At any reasonable time, Bank, any Card Association or any other entity having authority has the right to audit Merchant’s records relating to this Agreement.

Section 11. ASSIGNMENT; BANKRUPTCY.

11.1 Assignment. This Agreement is binding upon the successors and assigns of Bank and Merchant. Merchant will not assign this Agreement to another entity without Bank’s prior written consent and any purported assignment made without Bank’s consent will be void.

11.3 Bankruptcy.

A. Merchant will notify Bank immediately if any bankruptcy, insolvency or similar petition is filed by or against Merchant. Merchant acknowledges that this Agreement constitutes an executory contract to extend credit or financial accommodations as defined in 11 U.S.C. §365(c)(2) and that the Agreement cannot be assumed or assigned in the event of bankruptcy. Merchant and Bank agree that in the event of Merchant’s bankruptcy, Bank shall be entitled to suspend further performance under this Agreement.

B. Merchant acknowledges and agrees that in the event of a bankruptcy proceeding, Merchant must establish a Reserve Account or maintain a previously established and then current Reserve Account in amounts required by Bank and in accordance with any Reserve Account provision specified in this Agreement. Bank will have the right to setoff against the Reserve Account for any and all obligations which Merchant may owe Bank, without regard as to whether the obligations relate to Charges initiated or created before or after the filing of the bankruptcy petition.

Section 12. AMENDMENTS; WAIVERS.

12.1 Amendments. Unless otherwise provided for in this Agreement, Bank may amend this Agreement at any time by sending Merchant written notice at least fifteen (15) days before the effective date of the amendment. The amendment will become effective unless Bank receives Merchant’s notice terminating this Agreement before the effective date. Bank may amend this Agreement upon less than fifteen (15) days’ prior notice if Bank reasonably determines immediate modification is required by laws, Operating Rules or any adverse change in Merchant’s financial condition. Amendments submitted by Merchant will bind Bank only if in writing and approved and signed by Bank’s authorized officer.

12.3 Waivers. Bank’s failure to enforce this Agreement will not waive Bank’s rights under this Agreement. Waivers of any provision of this Agreement must be in writing and signed by the Bank. A waiver in one instance will not apply to other occasions unless that intent is clear from the signed waiver.

Section 13. TERM; TERMINATION.

13.1 Term. If not terminated as otherwise provided for in this Agreement, this Agreement will continue without the need for renewal.

13.2 Termination.

A. Termination without Cause. Bank or Merchant may terminate this Agreement as to all Card types or individually specified Card types, without cause, upon thirty (30) days advance written notice.

B. Termination for Cause by Bank. Bank may terminate this Agreement in its sole and absolute discretion, effective immediately, upon written or oral notice to Merchant if Bank reasonably determines that any of the following conditions exists:

1. Merchant has violated any provision of this Agreement.

2. There is a material adverse change in Merchant’s financial condition.

3. A petition in bankruptcy has been filed by or against Merchant, the Merchant is generally unable to pay its debts as they become due, a receiver, custodian, trustee, liquidator or similar official is appointed for a substantial portion of Merchant’s business, there is a general assignment for the benefit creditors, or the business terminates.

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4. Any information which Merchant provided to Bank, including Application information, was false, incomplete or misleading when received.

5. At any time during the term of this Agreement, Merchant has had a monthly ratio of Chargebacks to Charges exceeding one percent (1%), or Chargebacks are in excess of three percent (3%) of any monthly dollar amount of Charges.

6. There is an overdraft for three (3) days or more in the Settlement Account, or overdrafts in the Settlement Account are otherwise excessive.

7. Merchant or any of Merchant’s officers or employees has been involved in processing Charges with Bank or other parties arising from fraudulent or otherwise unauthorized transactions.

8. Merchant is or will be unable or unwilling to perform its obligations under this Agreement or any applicable laws.

9. Merchant has failed to pay Bank any amount when due.

10. Merchant has failed to promptly perform or discharge any obligation under this Agreement, the Settlement Account or the Reserve Account.

11. Any of Merchant’s representations or warranties made in connection with this Agreement was not true or accurate when given.

12. Merchant has defaulted on any agreement it has with Bank.

13. Bank is served with legal process seeking to attach or garnish any of Merchant’s funds or property in Bank’s possession, and Merchant does not satisfy or appeal the legal process within fifteen (15) days of the Bank being served.

14. The Operating Rules are amended in any way so that the continued existence of this Agreement would cause Bank to be in breach of such Rules.

15. Any Guaranty supporting Merchant’s obligations is revoked, withdrawn or terminated or altered in any way.

C. Termination for Cause by Merchant. Merchant may terminate this Agreement in the event of a material breach of the terms of this

Agreement by Bank, provided Merchant gives Bank written notice of any alleged breach and such breach remains uncured for a period of thirty (30) days following receipt of written notice by the Bank.

D. Damages for Termination by Merchant.

1. Bank and Merchant acknowledge and agree that in addition to all other remedies available to Bank under this Agreement or as otherwise available in law or equity, if this Agreement is terminated by Merchant prior to the expiration of the applicable Term of the Agreement or for any reason other than for a material, uncured breach by Bank, Merchant agrees to pay Bank damages (the “Damages”) determined by:

a. computing the number of months remaining from the date of termination to the end of the then current Initial or Renewal Term; and

b. multiplying that number by the average monthly Processing Fees; and then

c. adding costs and attorneys’ fees of Bank.

2. Merchant agrees that such Damages shall also be due to Bank if Merchant discontinues submitting Card Transactions for processing during the Term for a period of ninety (90) consecutive days, and is not designated on the Application, or by notice to Bank, as a Seasonal Merchant or as otherwise agreed to by Bank.

3. Merchant acknowledges and agrees that the Damages are not a penalty but rather are a reasonable computation of the financial harm caused by the termination of this Agreement by the Merchant.

E. Bank’s rights of termination under this Agreement are cumulative. A specific right of termination shall not limit any other right of Bank to terminate this Agreement expressed elsewhere in this Agreement. Notice of termination may be given orally or in writing, and if given orally, shall be confirmed in writing.

F. Upon termination, Merchant’s rights to complete Charges and Credit Vouchers and submit them to Bank, and to use Charge form or formats, promotional material and any other items provided by Bank, will cease. Termination of this Agreement will not terminate the rights and obligations of Merchant and Bank relating to acts

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or omissions occurring before termination, including for example, any Processing Fees or other service fees owed to Bank, any Charges processed for Merchant by Bank (whether before or after termination), Merchant’s Chargeback and indemnity obligations, and the Security Interest granted to Bank in this Agreement.

G. It is understood that a file for terminated Merchants referred to as “MATCH” is maintained by Card Associations containing the names of any business (and its principals) which have been terminated for certain reasons, including fraud, depositing excessive counterfeit paper, excessive unauthorized transactions, depositing paper for others (laundering), bankruptcy or breach of Merchant Agreement. Merchant acknowledges that Bank is required to report Merchant to the MATCH if this Agreement is terminated for any of the foregoing reasons. Merchant agrees and consents to such reporting in the event of the termination of this Agreement for any of the foregoing reasons.

H. Sections 5, 14, 15, 16, 19 21, 22 and 25 will survive termination of this Agreement.

Section 14. SETTLEMENT ACCOUNT.

14.1 Settlement Account Required. Merchant must maintain a Settlement Account in Merchant’s name in satisfactory condition at a depository institution under arrangements acceptable to Bank. The Settlement Account will be subject to the provisions of Section 16 of this Agreement.

14.2 Merchant agrees to maintain a minimum balance of funds in the Settlement Account as Bank may specify to Merchant in writing from time to time.

14.3 Subject to the terms and conditions of this Agreement, Bank agrees to provisionally credit Merchant for each Charge that Bank accepts from Merchant. Merchant agrees that the Bank may charge the Settlement Account for the amount of any sales draft processed under this Agreement, or any agreement Bank may have with any Merchant Affiliate that results in a Chargeback, or for any Credit Voucher or other reimbursement or Processing Fees to which Bank may be entitled.

14.4 Merchant agrees that Bank may audit all Charge calculations and that the Bank shall have the right, without notice, to make withdrawals, deposits, or other adjustments to or from the Settlement Account for any deficiencies or overages.

14.5 Bank shall presume that any amounts the Bank pays to or debits from Merchant are correct unless Merchant disputes these by sending Bank written notice within thirty (30) days of the date of the applicable statement containing any disputed payments or debits.

14.6 If Merchant chooses to rent or lease processing equipment from Bank or utilizes software provided from Bank for use in processing transactions, Merchant agrees to pay Bank: (1) a pre-determined monthly rental fee; (2) any initial upfront costs as required; and (3) all applicable taxes for such card processing equipment or software utilization,

14.7 Settlement Account Closure. If the Settlement Account is closed, Bank may terminate this Agreement, effective immediately, upon written or oral notice (with written confirmation in the event of oral notice) unless Merchant opens another Settlement Account acceptable to Bank. Merchant may change the Settlement Account upon prior written approval by Bank, which approval will not be unreasonably withheld.

14.8 ACH Authorization. Merchant authorizes Bank or its agents to initiate debit and credit entries and adjustments to the Settlement Account or the Reserve Account (described in Section 15 of this Agreement) through the Automated Clearing House (ACH) settlement process for amounts due under this Agreement. This authorization will remain in full force and effect until termination of the Agreement and the full and final payment of all obligations of Merchant due under this Agreement. Merchant agrees to be bound by all applicable terms and provisions of the rules of the National Automated Clearing House Association (“NACHA”) or other applicable association or network, in effect from time to time. Merchant acknowledges and agrees that Bank will not be liable for any delays in receipt of funds, any failure by Merchant to receive funds, or errors in debit or credit entries caused by Merchant, or third parties, including but not limited to any Card Association or any financial institution.

Section 15. RESERVE ACCOUNT.

15.2 Reserve During Term of Agreement.

A. At Bank’s request, and as condition for providing Card Program services, Merchant may be required to deposit, or Bank may deposit by deducting from any payment due to Merchant or from any funds in the Settlement Account or any other deposit account of Merchant, into an account maintained by Bank (or at another approved depository institution) (the “Reserve Account”), initially or at any time in the future as requested by Bank, sums sufficient to satisfy Merchant’s current and/or future obligations as determined by Bank in its sole and absolute discretion.

B. The Reserve Account will be separate from the Settlement Account. Merchant shall have no right of withdrawal from the Reserve Account. The Reserve Account shall be under the sole control of Bank. Any and all earnings from deposits of the Merchant to the Reserve Account shall be the sole property of the Bank.

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15.3 Reserve Account Deposits.

A. At any time in Bank’s sole and absolute discretion, Bank may (i) designate the minimum balance required to be deposited in the Reserve Account, (ii) require that the amount on deposit in the Reserve Account be increased, (iii) require that the Merchant deposit, or Bank may deposit for Merchant into the Reserve Account a percentage of, or a fixed amount from each Charge processed, or (iv) otherwise determine the amount to be deposited in the Reserve Account. Bank at its sole and absolute discretion may require that each month Merchant deposit, or Bank may deposit by deducting from any payment due to Merchant or from any funds in the Settlement Account or any other deposit account of Merchant sums into the Reserve Account no later than the twenty (20) day of the month. Bank shall notify the Merchant as to the amount of the funds to be deposited each month.

B. Merchant acknowledges and agrees that the Reserve Account may contain both funds deposited by the Merchant and funds of other merchants of the Bank.

15.3 Deductions from Reserve Account. If funds are not available in the Settlement Account, Bank without prior notice to Merchant may deduct from the Reserve Account any obligation of Merchant to Bank under this Agreement, including all Processing Fees, Chargebacks, Credit Vouchers, Damages, and any and all additional fees, fines, penalty amounts and charges due the Card Associations.

15.4 Replenishment of Reserve Account Deficiencies. Whenever the balance in the Reserve Account is less than the minimum balance required, or is otherwise deficient, Bank may, without prior notice, deposit the deficiency into the Reserve Account by reducing any payment to Merchant required by this Agreement or deduct the deficiency from the Settlement Account or any other deposit account of Merchant with another depository institution (including accounts of general partners if Merchant is a partnership) and deposit it into the

Reserve Account. Merchant authorizes deductions from its accounts by Automated Clearing House (ACH) entry, sight draft, preauthorized check, reverse wire, or otherwise as Bank deems appropriate under the circumstances. In addition, Merchant will deposit any deficiency into the Reserve Account within one (1) business day after receiving Bank’s oral or written request. Without limiting Bank’s remedies, Merchant’s failure to deposit any deficiency on time will permit Bank, without advance notice, to suspend or cease processing additional Charges and Credit Vouchers. Bank will give Merchant written notice of any suspension or cessation of processing.

15.5 Additions to Reserve Account. If Bank has reason to believe that Merchant may be liable to customers or to Bank for Chargebacks exceeding the balance in the Reserve Account, Bank may: (A) immediately place in the Reserve Account payments due to Merchant and/or stop processing transactions for Merchant until such time as the extent of Merchant’s obligations to Bank, or Merchant’s liability for Chargebacks, or Merchant’s liability to customers are known, and Bank no longer deems itself insecure, and/or (B) demand from Merchant an amount that in Bank’s judgment is needed to ensure payment of Merchant’s obligations and liabilities. Merchant’s failure to pay any amount will permit Bank to terminate this Agreement immediately without advance notice.

15.6 Reserve Account After Agreement Terminates. Bank may continue to hold or deposit funds in the Reserve Account after termination of this Agreement, regardless of whether termination is by Merchant or Bank. Upon termination of the Agreement by Merchant or Bank, Bank may retain sufficient funds to satisfy any and all Processing Fees, Chargebacks, Credit Vouchers, Damages, and any and all additional fees, fines, penalty amounts and charges due the Card Associations. If no funds have been deposited into the Reserve Account before termination, Bank, at Bank’s option, may notify Merchant to deposit funds into the Reserve Account upon termination of this Agreement. All provisions which apply to a pre-termination Reserve Account will apply after termination, including replenishment of deficiencies. The funds will be held by Bank or its designated agent for a period of not less than one hundred eighty (180) days from the date of the last Card Transaction processed under the Agreement, plus the period of any warranty or guarantee on goods and/or services sold. Bank will return the balance in the Reserve Account to Merchant after Bank reasonably determines that the risk of Chargebacks and other Processing Fees has ended

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and after deducting all amounts that Merchant owes to Bank under this Agreement or any other agreement.

Section 16. SECURITY INTEREST.

16.2 Merchant’s Grant of Security Interest.

A. To secure Merchant’s performance of its obligations under this Agreement, and any other agreement with Bank, Merchant grants Bank a security interest in each Charge and its proceeds, the Settlement Account, the Reserve Account and any other deposit account of Merchant with a financial institution, whether now existing or established in the future, and in the proceeds of all those accounts, any funds due Merchant from Bank and any of Merchant’s property held by Bank. Bank may enforce these security interests without notice or demand. The security interests granted under this Agreement will continue after this Agreement terminates, until Merchant satisfies all its obligations to Bank.

B. Furthermore, and with respect to any security interests granted herein, Bank will have all rights afforded under the Uniform Commercial Code, as the same may, from time to time, be in effect in the State of Colorado; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interests granted herein is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Colorado, then Bank will have all rights afforded under the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions relating to such attachment, perfection or priority of the security interests, as well as any other applicable law.

16.2 Perfection of Security Interest. Upon request of Bank, Merchant will execute one or more financing statements or other documents to evidence the security interests granted to Bank under this Section 16. Merchant shall cooperate with Bank in obtaining any control agreement or similar agreement with a depository bank necessary to perfect the security interests granted herein. In addition, Merchant agrees that its signature on the Application will be considered Merchant’s signature agreeing to any control agreement as defined in Article 9 of the Uniform Commercial Code among Merchant, Bank and any other financial institution under which Bank, Merchant and any other financial institution agree to the disposition of funds in the Settlement Account, the Reserve Account or any other deposit account without further consent by Merchant.

Section 17. CUSTOMER CLAIMS.

To the extent that Bank has paid or may pay a Chargeback or Credit Voucher, Merchant will be obligated to reimburse Bank for any sums Bank pays. If Merchant does not reimburse Bank, Bank will have all of the rights and remedies of Cardholders, including the Cardholders’ rights under 11 U.S.C. §507(a)(6). Bank may assert any claim on behalf of a Cardholder individually or on behalf of all Cardholders as a class.

Section 18. PROCESSING FEES.

18.1 Merchant will pay Processing Fees in the amount specified in the FEE SCHEDULE attached to the Application or as otherwise provided for in this Agreement or an Addendum thereto. Bank may increase the Processing Fees by giving Merchant thirty (30) days advance written notice effective for Charges and Credit Vouchers submitted on and after the effective date of the change.

18.2 Bank will not be required to provide the Merchant with thirty (30) days notice of an increase in Processing Fees in the event that any Card Association, or any other entity having such authority increases the Processing Fees and the effective date for implementation of the increase in the Processing Fees is less than thirty (30) days. In such cases, the Bank shall make reasonable efforts including, but not limited to, written correspondence, notification on statements, website notification, email, fax and direct contact via the telephone or otherwise, to provide reasonable notification to Merchant. However, failure to provide advance notice of the increase in Processing Fees will not affect Merchant’s obligation to pay the increased Processing Fees. The increase(s) in Processing Fees shall be effective on the date specified by Bank.

18.3 Processing Fees and other service charges owed by Merchant to Bank may be deducted by Bank from amounts due Merchant, or from the Settlement Account or from the Reserve Account. Merchant will pay the amounts due by the next day if sufficient funds are not available in the Settlement Account.

Section 19. INDEMNIFICATION; LIMITATION OF LIABILITY; WARRANTY.

19.1 Indemnification. Merchant agrees to indemnify Bank, including their officers, directors, employees, and agents against and to hold them harmless from any and all claims and demands of any party arising from or based upon any act or omission of Merchant in connection with or arising out of this

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Agreement, the duties to be performed by Merchant pursuant to this Agreement, any Charges which Merchant submits to Bank, or Merchant’s violation of the Operating Rules or any applicable law. In the event that Bank shall be made a party to any litigation, proceeding, arbitration, bankruptcy proceeding, or other legal process (collectively “Actions”) commenced by any third party, Merchant shall protect and hold Bank harmless from and with respect to the Actions and shall pay all costs, expenses, and attorney’s fees incurred or paid in connection with the Action, together with any judgments rendered.

19.3 Limitation of Liability. Bank will not accept responsibility for errors, acts, or failure to act by others, including but not limited to, third party suppliers of software, equipment or services; or, banks, communication common carriers, data processors or clearinghouses through which transactions may be passed, originated and/or authorized. Bank will not be responsible for any loss, liability or delay caused by fires, earthquakes, war, civil disturbances, power surges or failures, acts of governments, acts of terrorism, labor disputes, failures in communication networks, legal constraints or other events beyond the control of Bank. Bank undertakes no duties to Merchant other than the duties expressly provided for in this Agreement, and any and all other or additional duties that may be imposed upon Bank in law or equity are hereby irrevocably waived and released to the maximum extent permitted by law. In any event, Bank’s cumulative liability to Merchant, whether arising in contract, tort (including, without limitation, negligence and strict liability) or otherwise, shall not exceed the lesser of $10,000 or, an amount equal to the aggregate of monthly net Processing Fees paid by Merchant in the three (3) month period prior to the month that the incident giving rise to liability occurred.

IN NO EVENT SHALL BANK BE LIABLE FOR SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL OR EXEMPLARY DAMAGES OR FOR ANY INTERRUPTION OR LOSS OF USE, DATA, BUSINESS OR PROFITS, WHETHER OR NOT SUCH LOSS OR DAMAGES WERE FORESEEABLE OR BANK WAS ADVISED OF THE POSSIBILITY THEREOF AND REGARDLESS OF WHETHER ANY LIMITED REMEDY HEREIN FAILS OF ITS ESSENTIAL PURPOSE.

BANK SPECIFICALLY DISCLAIMS ALL WARRANTIES OF ANY KIND, EXPRESSED OR IMPLIED, INCLUDING, WITHOUT

LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE SERVICES PROVIDED HEREUNDER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BANK DOES NOT GUARANTEE OR WARRANT THAT THE SERVICES WILL BE UNINTERRUPTED OR ERROR- FREE.

Section 20. NOTICES.

Except to the extent oral notice is explicitly authorized and except as provided for herein, each notice required by this Agreement will be in writing and will be effective when delivered, addressed to Bank at the return address on the Merchant’s Card processing statements and to Merchant at Merchant’s address to which Bank mails Merchant’s statements, or at such other address as either party may provide by written notice to the other party. Any address Merchant designates will also be the address to which Bank mails Statements. Delivery by facsimile transmission will be considered effective when the sender receives electronic confirmation of the transmission.

Section 21. COLORADO LAW; JURISDICTION; VENUE.

This Agreement is made at Boulder, Colorado, and this Agreement is governed by Colorado law, as applied to agreements made and performed entirely in Colorado without reference to conflict of laws provisions. All performances due and transactions undertaken pursuant to this Agreement shall be deemed to be due or have occurred in Boulder, Colorado, and Merchant’s entry into this Agreement, and any Guarantor’s entry into a Continuing Guaranty relating to this Agreement, shall conclusively be deemed to be a transaction of business in Colorado within the meaning of C.R.S. §13-1-124 or any successor statute. Merchant and any Guarantor agree that the exclusive venue and place of jurisdiction for any litigation arising from or relating to this Agreement shall be the county and district courts in and for Boulder County, Colorado, and Merchant and any Guarantor irrevocably and unconditionally submit to the jurisdiction of such courts with respect to any such litigation.

Section 22. ATTORNEY FEES; ARBITRATION.

22.1 Attorney Fees. Merchant and/or Guarantor will be liable for and will indemnify and reimburse Bank for all attorneys’ fees and other costs and expenses paid or incurred by Bank in the enforcement of this Agreement or in matters relating to this Agreement, in collecting any amounts due

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from Merchant to Bank, or arising from any breach by Merchant of this Agreement, or any other wrongdoing by Merchant or Guarantor.

22.2 Arbitration. Merchant, Bank and any Guarantor will settle any dispute or controversy concerning or relating to this Agreement through binding arbitration before a single arbitrator, held at Denver or Boulder, Colorado in accordance with the provisions of the Colorado Uniform Arbitration Act or any successor statute. If Merchant and/or any Guarantor does not unconditionally proceed with arbitration in accordance with this Section 22.2 within ten (10) days after Bank sends a written demand for arbitration, Bank shall be entitled (but not obligated) to initiate litigation concerning the dispute or controversy.

Section 23. ADDENDUM.

Provided that the applicable box(es) is checked on the Application, the following Addenda are made a part of this Agreement. The applicability of these Addenda depends upon the Merchant’s business, and the Card Program services requested by Merchant. In its sole and absolute discretion, Bank may accept or reject Merchant’s request for services provided in the Addenda.

1. CARD NOT PRESENT (CNP) ADDENDUM

2. SPECIAL SERVICES ADDENDUM

•	Travel and Entertainment Services

Reservation Service

Advance Lodging/Cruise Deposit Service Priority Check-Out Service

•	Other Special Services:

Express Payment Service (EPS)

Preauthorized Health Care Supermarket Incentive Program

Merchant understands and agrees that any attached Addendum is considered a part of the Agreement and Merchant will comply with the terms therein. In the event of conflict between the provisions of this Agreement and the provisions of an Addendum, the provisions of the Addendum will control.

Section 24. FINAL AGREEMENT; EFFECTIVE DATE.

This Agreement is the complete and final agreement between Merchant and Bank for the Card Program services covered by this Agreement and supersedes all prior or contemporaneous negotiations, stipulations or agreements. If any provision of this Agreement is invalid or unenforceable, the other provisions remain effective. This Agreement becomes effective when the Application is signed and approved by Bank.

Section 25. CONTINUING GUARANTY.

25.1 As a primary inducement to Bank to enter into this Agreement, and to approve the Application of Merchant, the Guarantor(s), individually and severally, who signed on the Guarantor signature line(s) on the Application, agree to be bound by all terms and provisions of this Agreement to the same extent and in the same manner as Merchant, and unconditionally and irrevocably, personally guarantee the continuing full and faithful performance and payment by Merchant of each and all of Merchant’s duties and obligations to Bank under this Agreement or any other agreement currently in effect or in the future entered into between Merchant or its principals and Bank, as such agreements now exist or are amended from time to time, with or without notice to Guarantor(s).

25.2 Merchant and Guarantor(s) further agree to be bound by the terms and provisions of any Merchant Card Processing Agreement between Bank and any Merchant Affiliate (as that term is defined in this Agreement), regardless of whether such agreement currently exists or is executed, amended or supplement at some future date. Merchant and Guarantor(s) unconditionally and irrevocably guarantee the full payment and performance of each and all duties and obligations owed to Bank by Merchant Affiliate pursuant to any Merchant Card Processing Agreement. The provisions of Section 25.3 apply to the guarantee by Merchant and Guarantor(s) of the Merchant Affiliate’s obligations to Bank under any Merchant Card Processing Agreement.

25.3 Guarantor(s) understands that Bank, without notice to Guarantor(s), may from time to time renew or extend the Agreement, modify rates, limits, charges and fees, or modify the amount or type of services provided to Merchant all of which may increase the Guarantor’s obligations under this Guaranty. Guarantor(s) further understands that Bank may proceed directly against Guarantors) without first exhausting Bank’s remedies against the Merchant, any other person or entity responsible to Bank or any security held by Bank. This Guaranty is a continuing guaranty and will not be discharged or affected by the release or discharge of Merchant or the death of the Guarantor(s). This Guaranty will bind all heirs, administrators, and representatives of the Guarantor(s) and may be enforced by or for the benefit of any successor of Bank. To the fullest extent permissible under applicable law, Guarantor(s) waives any and all rights of subrogation, reimbursement or indemnity derived from Merchant, all other rights and defenses available to Merchant, and all other rights and defenses available to Guarantor(s).

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CARD NOT PRESENT ADDENDUM TO MERCHANT CARD PROCESSING AGREEMENT

This CARD NOT PRESENT ADDENDUM (the “Addendum”) is made a part of the terms and conditions of the Merchant Card Processing Agreement (the “Agreement”) and the Application for processing services signed by Merchant (the “Application”). Under Section 23 of the Agreement, Merchant has agreed to comply with all terms and conditions of the Addendum. As provided for in Section 3.3.L. of the Agreement, the following terms and conditions describe the procedures for CNP transactions. All capitalized terms used in this Addendum and not otherwise defined herein shall have the meanings assigned to them in the Agreement or Application.

1. Acceptance of Card Not Present (CNP) Charge Transactions.

A. Merchant may accept Card Not Present (CNP) transactions and related Charges (“CNP Transactions”) based upon the description of Merchant’s business (“Business”) on the Application and as authorized by the Bank. Bank reserves the right to terminate CNP Transactions in the event that there is any material change in the Business, including any material change in the customers, products, management or employees of the Business.

B. Merchant agrees that, in accordance with the Operating Rules, no CNP Transactions shall be submitted for processing prior to shipping of the product purchased and/or the implementation of the service offered.

C. Merchant understands and agrees that CNP Transactions:

1. do not require the Cardholder’s signature on the Charge, sales draft or sales slip;

2. require the Merchant to obtain the valid Expiration Date for each Card used for a CNP Transaction; and

3. require the Expiration Date of the Card be submitted as part of the Authorization process.

D. It is understood that Authorizations for CNP Transactions are subject to Chargeback and such Authorizations do not guarantee the validity or collectability of the Card Transaction. Merchant agrees to take reasonable additional steps to verify the identity of the authorized Cardholder on these types of transactions, especially when merchandise is shipped to a third party. Merchant acknowledges and agrees that the receipt of an Authorization Code indicating approval does not guarantee Merchant against Chargebacks.

2. Payments of Fees. In the event Merchant does not pay any and all Processing Fees, Chargebacks, Credit Vouchers, and any and all additional fees, fines, penalty amounts and charges due the Card Associations within thirty (30) days from date of request, Bank will charge, and Merchant agrees to pay, a late fee equal to the lesser of one and one-half percent (1.5%), or the maximum interest rate permitted by applicable law, on the balance outstanding on a monthly basis.

3. Processing Restrictions.

A. If at any time the volume of CNP Transactions, substantially exceeds the projected annual volume stated on the Application, or if at any time Bank suspects fraud, money laundering or violations of the Operating Rules, Bank may, in its sole and absolute discretion and in addition to other remedies that the Bank may have:

1. refuse to process the excessive or suspect CNP Transactions;

2. process the CNP Transactions and retain the funds received from processing until such time as the excess or suspect Charges are found to be valid or invalid and processed in accordance with the Operating Rules;

3. suspend the CNP Transactions and/or terminate the Agreement; or

4. amend the Agreement to protect the interests of Bank.

4. Internet (Electronic Commerce) Transactions; Third Parties.

A. If Merchant accepts Charges via the internet, Merchant shall at all times maintain a secure site for the transmission of data relating to the processing of CNP Transactions. Merchant shall be responsible for ensuring, obtaining and maintaining site security, for the encryption of all data, and for any and all storage of data both in electronic and physical form.

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B. Merchant agrees and shall ensure that any third party commerce service provider(s), payment engine(s), payment gateway(s), or any other internet service provider(s) used by Merchant for conducting CNP Transactions (the “Third Party Providers”) provide the same levels of security as those required of Merchant, and transmit data in accordance with:

1. the current required format(s) of the Card Associations;

2. the Operating Rules; and

3. any other current or future requirements of Bank and the Card Associations.

C. Merchant agrees that Bank is not responsible for any services or equipment provided by Third Party Providers. Merchant shall assume full liability and shall indemnify and hold Bank and its agents harmless for:

1. the acts or omissions of any Third Party Provider arising out of the services or equipment provide Merchant;

2. the failure of any Third Party Provider to comply with the Operating Rules or any other applicable law or regulation; or

3. the failure of any Third Party Provider to adequately secure CNP Transaction data and information.

D. Merchant understands that Merchant and/or Third Party Providers may be required to comply with the Visa Cardholder Information Security

Program (CISP), or certified equivalent, as a condition by Bank and the Card Association(s) for participation in the Card Program. Information regarding CISP may be found at http://www.usa.visa.com/cisp

E. Merchant shall display on Merchant’s website in a prominent manner (i) Merchant’s consumer data policy, and (ii) a description of the security method used by Merchant for the transmission of payment data. Merchant shall provide Cardholders a secure transaction method, such as Secure Socket Layer or 3-D Secure.

F. Merchant cannot refuse to complete an electronic transmission using a MasterCard-branded Card solely because the Cardholder does not have a digital certificate or other secured protocol.

G. Should Merchant, at any time, fail to agree or comply with this Section 4, Bank shall have the right to immediately and without prior notice suspend and/or terminate CNP Transactions and/or the Agreement.

5. Delegation Of Duties. Card Program duties may, from time to time, be delegated to and among the Processor’s business units without giving notice to Merchant, provided, however, Bank will remain responsible for any obligation owed by Bank under the Agreement.

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SPECIAL SERVICES ADDENDUM TO MERCHANT CARD PROCESSING AGREEMENT

This SPECIAL SERVICES ADDENDUM (the “Addendum”) is made a part of the terms and conditions of the Merchant Card Processing Agreement (the “Agreement”) and the Application for processing services that Merchant signed (the “Application”). Under Section 23 of the Agreement, Merchant has agreed to comply with all terms and conditions of the Addendum. This Addendum describes additional requirements that Merchant is to follow for the following special card processing services:

Travel and Entertainment Services

A.	Reservation Service

B.	Advance Lodging/Cruise Deposit Service

C.	Priority Check-Out Service

Other Special Services.

A.	Express Payment Service (EPS)

B.	Preauthorized Health Care

C.	Supermarket Incentive Program

All capitalized terms used in this Addendum and not otherwise defined herein shall have the meanings assigned to them in the Agreement or Application.

1. Reservation Service. If Merchant provides lodging (hotel, motel, resort or inn) or car rentals only for “Specialized Vehicles” (a unique class of vehicle not in the Merchant’s main rental fleet and not constituting more than five percent (5%) of Merchant’s rental fleet), Merchant may use certain Card types specified by Bank to guarantee a reservation by obtaining the name of Cardholder, the Card account number and expiration date and by completing the following procedures:

A. Verbally confirm to the Cardholder the reservation by stating the following information:

1. Cardholder’s name, the Card account number and expiration date as provided by the Cardholder;

2. name and exact address, including street, city and state of the location of the lodging check-in or Specialized Vehicle pick up;

3. reservation confirmation code;

4. rate and any other details relating to the reservation; and,

5. provisions of the guaranteed reservation relating to the Cardholder’s obligations and any other cancellation details related to the reservation as specified below.

B. For Lodging Merchants:

1. Inform the Cardholder that lodging accommodations will be held until check-out time on the day after the schedule( arrival date unless cancelled by 6:00 p.m. (local establishment time) on the scheduled arrival date.

2. For establishments requiring cancellation before 6:00 p.m. (local establishment time) on the scheduled arrival date, the cancellation time must not exceed 72 hours before the scheduled arrival date. If the cancellation is required before 6:00 p.m. on the guaranteed arrival date, the Cardholder must be provided with the specific written cancellation policy, including the date and time the cancellation privileges expire. If a reservation is made less than 72 hours before the scheduled arrival, the cancellation procedure of 6:00 p.m. (local establishment time) on the scheduled arrival date will apply.

C. For Car Rental Merchants:

1. Inform the Cardholder that the Specialized Vehicle will be held until the scheduled pick-up time, unless the reservation is cancelled by the specified cancellation time which must not exceed 72 hours before the scheduled pickup time.

2. If the reservation is made less than 72 hours before the scheduled rental, the cancellation period must be no earlier than 12 hours before the scheduled pick-up time.

D. Provide the Cardholder with the written confirmation specified below.

1. For Lodging Merchants. If requested, provide a written confirmation to the Cardholder, including the information specified in subsection (A) above.

2. For Car Rental Merchants. Provide a written confirmation to the Cardholder, including the information specified in

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subsection (A) above. For reservations made less than 72 hours before the scheduled pick-up time, written confirmation is required only upon the Cardholder request.

E. Advise the Cardholder of the billing for a No Show Charge as specified below, (a “No Show Charge” is a charge by Merchant resulting from the Cardholder’s failure to use the reservation), The No Show Charge must have an Authorization code and must bear the words “No Show” on the signature line of the Charge Record or as otherwise specified by Bank.

1. For Lodging Merchants. If the Cardholder has not checked in by check-out time the day following the scheduled arrival date, and if the reservation was not properly cancelled, the Cardholder may be charged for one night’s lodging (including tax).

2. For Car Rental Merchants. If the Merchant held the Specialized Vehicle and the vehicle has not been rented by the scheduled pickup time and the reservation was not properly cancelled, Merchant may bill the Cardholder a No Show Charge. The amount of the No Show Charge may vary, but may not exceed the value of 2 days’ rental (including tax). If the Cardholder Account is charged a No Show Charge for a reserved Specialized Vehicle, Merchant must hold the Specialized Vehicle available for the Cardholder for the period of time represented by the No Show Charge.

F. Cancellation Procedures. Accept a cancellation request from a Cardholder provided the cancellation request is made before the specified cancellation time. Provide the Cardholder with a cancellation code and advise the Cardholder to retain it in case of dispute. If requested, provide the Cardholder with written confirmation of the cancellation including the Card’s embossed name, the cancellation code and the details related to the cancelled reservation.

G. Scheduled Reservation Date Procedures.

1. If the reserved lodging accommodations or Specialized Vehicle has not been rented or cancelled by the specified cancellation time, the lodging accommodations or Specialized Vehicle must be held available in accordance with the reservation.

2. If the Cardholder does not cancel or claim the reservation within the prescribed time, Merchant may submit a No Show Charge (including tax) with the Cardholder’s name, Card account number and expiration date and the words “No Show” on the signature line of the Charge Record, or as otherwise specified by Bank.

3. Merchant must obtain an Authorization code for the No Show Charge in accordance with the Authorization provisions in this Agreement.

H. Alternate Lodging or Specialized Vehicle. If the guaranteed lodging or Specialized Vehicle is not available, Merchant must provide alternate accommodations or an alternate Specialized Vehicle as specified below at no charge to the Cardholder.

1. For Lodging Merchants:

(a) Provide the Cardholder with at least comparable lodging at another establishment.

(b) Provide transportation for the Cardholder to the other establishment.

(c) If requested, provide the Cardholder with a 3-minute telephone call.

(d) If requested, forward all messages and calls for the Cardholder to the alternate establishment.

2. For Car Rental Merchants:

(a) Provide the Cardholder with at least a comparable Specialized Vehicle from another car rental merchant for the period of time guaranteed.

(b) Provide transportation for the Cardholder to the location of the other car rental merchant.

2. Advance Lodging/Cruise Deposit Service Reservations.

A. Reservations.

1. Determine the amount of the Advance Lodging/Cruise Deposit (the “Deposit”) by the Cardholder’s intended length of stay. The amount must not exceed:

(a) For Lodging Merchants, the cost for 14 nights’ accommodation; or

(b) For Cruise-Line Merchants: the costs of the cruise.

2. Apply the amount of the Deposit to the total obligation. Merchant may not process a “No Show” charge under the Reservation Service, in addition to the Deposit.

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3. Inform the Cardholder of (a) the advance deposit requirements and (b) the cancellation requirements. For Lodging Merchants, inform the Cardholder that the accommodations will be held for the number of nights used to determine the amount of the Deposit.

4. Obtain the Cardholder’s name, Card account number and expiration date, as well as the Cardholder’s telephone number, mailing address, scheduled date of arrival or embarkation and, for Lodging Merchants, the intended length of stay.

5. Inform the Cardholder that if changes in the reservation are requested, written confirmation will be provided at the Cardholder’s request.

6. Advise the Cardholder of the conditions for forfeiture of the amount of the Deposit as follows:

(a) For Lodging Merchants: If the Cardholder has not checked in by check-out time the day following the last night of accommodation used to determine the amount of the Deposit or if the reservation was not cancelled by the specified date and time, the Cardholder will forfeit the entire amount of the Deposit or the portion that is in accordance with Merchant’s stated cancellation policy.

(b) For Cruise-Line Merchants: If the Cardholder has not checked in by the departure time or if the reservation was not cancelled by the specified date and time, the Cardholder will forfeit the entire amount of the Deposit or the portion that is in accordance with Merchant’s stated cancellation policy.

7. Quote the rate of the reserved accommodations, the amount of the Deposit and the exact Merchant’s name and location or, in the case of cruise lines, the name and complete address of the point of embarkation. Provide the Cardholder with a confirmation number (advising that it must be retained) and with the date and time the cancellation privileges expire.

8. Complete a Charge for the amount of the Deposit using a form specified by Bank. The Charge must include:

(a) the words “Advance Deposit” on the signature line or as otherwise specified by Bank;

(b) the Cardholder’s name, Card account number and expiration date;

(c) the Cardholder’s telephone number and mailing address;

(d) the Cardholder’s confirmation code

(e) the scheduled check-in or embarkation date; and

(f) the date and time the cancellation privileges expire without forfeiture of the Deposit.

9. Follow normal Authorization procedures for Lodging or Cruise Line Merchant Charges. If the Authorization request is approved, mail the Cardholder a copy of the Charge and the written hotel or cruise cancellation policy to the address provided by the Cardholder within 3 business days following the Charge date; and submit the Charge to Bank in accordance with this Agreement.

10. If the Authorization request results in a decline, advise the Cardholder and do not process the Charge.

B. Cancellations.

1. Accept a cancellation request from a Cardholder provided the cancellation request is made before the specified cancellation date and time.

2. Provide a cancellation number and advise the Cardholder to retain in case of a dispute.

3. For cancellation of a lodging reservation, complete a Credit Voucher for the entire amount of the Deposit. For the cancellation of a cruise reservation, complete a Credit Voucher for the applicable amount, as defined by the cancellation terms and conditions disclosed to the Cardholder when the deposit transaction was completed. Include on the Credit Voucher:

(a) the words “Advance Deposit” on the signature line of the Charge Record or as otherwise specified by Bank;

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(b) the Cardholder’s name, Card account number and expiration date;

(c) the Cardholder’s mailing address; and,

(d) the cancellation code.

4. Mail the Cardholder a copy of the Credit Voucher to the address provided by the Cardholder within 3 business days following the Credit Voucher’s transaction date.

C. Alternate Accommodations.

1. For Lodging Merchants:

(a) If lodging guaranteed with Deposit is unavailable, complete and deliver to the Cardholder a Credit Voucher for the entire amount of the Deposit.

(b) Provide the following services at no charge to the Cardholder.

(i) At least comparable lodging at an alternate establishment for the number of nights used to determine the amount of the Deposit not to exceed 14 nights, or until the reserved accommodations are available for the Cardholder at the original location reserved with Merchant, whichever occurs first.

(ii) Transportation to the alternate establishment and return transportation to the original establishment. If requested, transportation to and from the alternate establishment must be provided on a daily basis.

(iii) If requested, two 3-minute telephone calls.

(iv) If requested, forwarding of all messages and calls to the location of the alternate establishment.

2. For Cruise-Line Merchants:

(a) If a cruise guaranteed with a Deposit is unavailable and no comparable accommodation is available on the ship, Merchant may, at its discretion, offer a cruise with a similar Itinerary within the same approximate sailing dates and the same approximate number of sailing days at no additional cost to the Cardholder.

(b) Any extra night’s accommodations or airfare to a different port city necessitated by the Cardholder’s acceptance of alternate accommodations shall be provided at no cost to the Cardholder.

(c) If comparable accommodations are not available, or the Cardholder elects not to accept the offered alternate accommodations, the Cardholder must receive a Credit Voucher for the entire cost of the cruise.

(d) Merchant must provide the following at no charge to the Cardholder:

(I) ONE NIGHT’S HOTEL ACCOMMODATION, IF REQUIRED;

(II) TRANSPORTATION TO THE HOTEL AS WELL AS THE AIRPORT;

(III) AIRLINE TRANSPORTATION TO THE AIRPORT NEAREST THE CARDHOLDER’S RESIDENCE; AND

(IV) REASONABLE OUT-OF-POCKET EXPENSES INCURRED BY THE CARDHOLDER AS A RESULT OF THE UNAVAILABILITY OF THE GUARANTEED ACCOMMODATIONS.

D. LIABILITIES AND INDEMNIFICATION. MERCHANT INDEMNIFIES AND HOLDS HARMLESS BANK AND ANY CARD ORGANIZATION FROM ANY LOSS, DAMAGE, CLAIM OR SUIT (INCLUDING REASONABLE ATTORNEY FEES) ARISING FROM USE OF A CARD FOR A DEPOSIT.

E. CENTRAL RESERVATION SERVICE. A MERCHANT WITH A CENTRAL RESERVATION SERVICE HAS AGREEMENTS TO ACT AS A RESERVATION RESOURCE WITH GEOGRAPHICALLY CONTIGUOUS LODGING ESTABLISHMENTS. AFTER APPLICATION TO AND APPROVAL BY BANK, MERCHANT MAY PARTICIPATE IN THE CENTRAL RESERVATION SERVICE AND MAY COMPLETE DEPOSITS ON BEHALF OF LODGING ESTABLISHMENTS AND IN ACCORDANCE WITH THE PROVISIONS IN THIS AGREEMENT

1. ANY CONTRACT BETWEEN MERCHANT AND A LODGING ESTABLISHMENT FOR THE CENTRAL RESERVATION SERVICE MUST BE EXECUTED BY AN OFFICER OR MANAGER OF THE LODGING ESTABLISHMENT.

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2. Only a Central Reservation Service that has registered with the Card Organization for the particular Card type used and has a properly executed, written contract with a lodging establishment may perform services on behalf of the establishment. The Central Reservation Service may not use an agent to perform the services.

3. The Central Reservation Service must follow the procedures for reservations, cancellations, alternate accommodations and Chargebacks in the Agreement and in the Operating Rules and accept full responsibility for resolving any Cardholder problems related to the Advance Lodging/Cruise Deposit Service.

3. Priority Check-Out Service

A. Any lodging or cruise-line merchant participating in the Reservation Service or Advance Lodging/Cruise Line Deposit Service may participate in the Priority Check-Out Service as follows:

1. Provide the Cardholder with a Priority Check-Out Agreement which must be on a form specified by Bank or a form supplied by Merchant which provides for at least the following:

(a) The Card account number;

(b) Merchant name, location and telephone number,

(c) The departure date of the Cardholder;

(d) The Cardholder name and room number;

(e) A statement authorizing Merchant to charge the Cardholder Account for the amount of the bill without the Cardholder’s signature on the Charge;

(f) The Cardholder’s signature on the Priority Check-Out Agreement; and

(g) A provision allowing the Cardholder to request from Merchant specific billing receipts, including the name and address where Merchant should mail the receipts.

2. Inform the Cardholder that the Priority Check-Out Agreement must be completed and signed, and the mailing address must be included to receive a copy of the hotel or cruise bill supporting the final Charge amount.

3. Obtain the completed Priority Check-Out Agreement and ensure the Card account number identified is identical to the account number used for the Charge.

4. Complete the Charge and record the total amount of the Cardholder’s obligation and the words “Priority Check-Out” on the signature line of the Charge Record or as elsewhere designated by Bank.

5. Follow normal Authorization procedures for lodging or cruise-line Merchant transactions.

6. If requested by the Cardholder, mail the Cardholder a copy of the Charge, the itemized hotel or cruise bill, and signed Priority Check-Out Agreement to the address provided by the Cardholder on the Priority Check-Out within 3 business days following the Cardholder’s departure.

B. Merchant must retain a copy of the itemized hotel or cruise bill and the signed Priority Check-Out Agreement supporting a Priority Check-Out Charge for a minimum of 6 months following the Charge date.

4. Express Payment Service (EPS).

A. If Merchant’s business is a fast-food, movie theater or parking lot business and has a location that submits EPS Charges that are at least fifty percent (50%) of Merchant’s total monthly Charges, that Merchant location may participate in the Express Payment Service (EPS) subject to the following requirements:

1. Merchant must process all Charges using a Magnetic- Stripe-Reading Terminal capable of reading track 1 or track 2 of the magnetic stripe on a Card, or the chip data and at which an attempt to read the magnetic stripe of the Card was made. The terminal must meet the following requirements and any other requirements specified by Bank:

(a) Perform data capture of the Card account number, Charge date and Charge amount; and

(b) Validate the service code (a 3-digit number encoded on the magnetic stripe which identifies how the encoded Bank identification number is valid for use), the Card account number and expiration date,

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2. The limit for each EPS Charge is $25, except for a parking lot business, which limit for each EPS Charge is $75

3. For each EPS Charge that is $25 or less, or in the case of parking lots, $75 or less, Merchant is not required to obtain the Cardholder signature on a Charge Record, nor is Merchant required to provide a Charge Record to the Cardholder, unless the Cardholder requests one.

4. Unless specified below, each Charge which exceeds $25, or in the case of parking lots exceeds $75, does not meet the EPS time limit, or does not satisfy the EPS data requirements will not be considered an EPS Charge and will be subject to all requirements specified for normal Card Transactions described elsewhere in the Agreement.

5. Each EPS Charge must be identified and processed in accordance with all requirements specified in the Operating Rules.

6. Each Charge exceeding $25, or in the case of parking lots exceeding $75 which meets the additional custom payment services requirements specified in the Operating Rules may qualify for a fee discount provided it is processed in accordance with the requirements specified in the Operating Rules.

7. Merchant must display at least one sign at each of Merchant’s EPS locations advising Cardholder that a Charge Record is available upon request. Each sign must be placed in a prominent location and must be clearly visible to Cardholders as they affect a Charge.

8. Merchant must allow locations to be monitored for excessive levels of risk or suspect risk patterns and must take corrective action as directed. This may include installation of special systems, special identification of all Charges processed or discontinuation of EPS.

9. Merchant must submit EPS Charges to Bank on the same day they are completed by Cardholders.

B. A Charge cannot qualify for the EPS rates if it is captured by an electronic point-of-sale terminal owned or controlled by an entity that directly or indirectly discriminates against certain

Card types in favor of others in availability of pricing or services, or if a Card Organization determines that the entity is engaged in conduct which unfairly prevents or impedes a Card Organization or its members from competing with the entity.

5. Preauthorized Health Care Transactions.

A. If Merchant is primarily engaged in providing health services other than a pharmacy and agrees to accept a Preauthorized Health Care Charge from a Cardholder for the purchase of services, Merchant may complete a Preauthorized Health Care transaction if the Cardholder delivers to Merchant an order form containing a written request signed by the Cardholder for services to be charged to the Cardholder Account. The order form must specify:

1. The assignment of insurance benefits by the Cardholder to Merchant;

2. The Cardholder’s authorization for Merchant to charge the Cardholder Account for only that portion of the bill due subsequent to receipt of any applicable insurance payment by Merchant; and

3. The duration of time for which the Cardholder’s permission is granted, which may not exceed one year. If a Preauthorized Health Care transaction is renewed, the Cardholder must deliver to Merchant a subsequent order form for continuation of services to be charge to the Cardholder Account.

B. Merchant must retain a microfilm or other adequate copy of the order form for the duration of the period for which it is in effect and must be provided in response to a Card Issuer’s request.

C. Merchant must not complete a Preauthorized Health Care transaction after receiving a cancellation notice from the Cardholder or Bank or a notice not to honor the Card.

D. Merchant must type or print legibly “Preauthorized Health Care” on the signature line or the Charge Record or as otherwise specified by Bank.

E. When Merchant receives notice of determination of health insurance benefits from the Cardholder’s insurance company, Merchant must complete a Charge and request Authorization for the amount of the Cardholder’s portion of the bill and submit the Charge to Bank.

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6. Supermarket Incentive Program.

A. A Merchant location may participate in the Supermarket Incentive Program, provided Merchant meets the following criteria:

1. Merchant is a retail store primarily engaged in selling food for home preparation and consumption.

2. Merchant offers a complete line of food, including self- service groceries, meat, produce and dairy products.

3. Merchant’s monthly sales of perishables represent at least forty-five percent (45%) of Merchant’s total monthly sales. Perishables are packaged, in-store bakery goods, dairy products, delicatessen products, floral items, frozen foods, meat and produce.

4. Merchant must accept Cards at all check-out lanes that accept checks and for the purchase of all goods and services sold within the stores.

B. To qualify for the Supermarket Incentive Program, each Charge must be processed in accordance with the special requirements specified below and in the Opening Rules.

1. Each Charge must be authorized through the special requirements in the Operating Rules.

2. An Authorization request for a Supermarket Incentive Program Charge must originate at a point-of-transaction terminal capable of reading and transmitting either track 1 or track 2 of the magnetic stripe of the Card used and at which an attempt to read the magnetic stripe of the Card was made. Data fields on the track selected must be read and transmitted in accordance with the Operating Rules.

3. A Charge which is key-entered may qualify for the Supermarket Incentive Program provided that the Card is present, and at least fifty (50%) of Merchant’s U.S. Charge transactions meet all of the requirements for the Supermarket Incentive Program.

4. Each Authorization request must include special entry codes specified by Bank.

5. In addition, an Authorization request for a Supermarket Incentive Program Charge must meet each of the following Authorization requirements:

(a) Authorization must originate at an attended point-of transaction terminal capable of reading either track 1 or track 2 of the magnetic stripe of a Card. Where the Card must be present, the Cardholder’s signature must be obtained, and the full unaltered contents of either track 1 or track 2 of the magnetic stripe must be read and transmitted.

(b) At least one, but not more than one, Authorization code must be obtained for each Charge on the Charge date.

(c) Authorization must not be obtained through: V.I.P. System emergency authorization procedures; “Code 10” authorization procedures; or “Referral” authorization procedures.

(d) The Charge amount transmitted in the Authorization request and in the Charge must be in U.S. Dollars.

(e) The Authorization request and Charge must provide any special information specified by Bank or the Operating Rules.

2. Special Processing Requirements

(a) Chargebacks, subsequent Charges, Credit Vouchers and reversals of Supermarket Incentive Program Charges must be submitted at the Supermarket Incentive Program Interchange Reimbursement Fee and in accordance with the Operating Rules.

(b) Merchant must submit a Supermarket Incentive Program Charge to Bank on the Charge date.

C. Performance Criteria. A Charge cannot qualify for the Supermarket Incentive Program fee if it is captured by an electronic point-of-sale terminal owned or controlled by an entity that directly or indirectly discriminates against certain Card types in favor of others in availability, or if a Card Organization determines that the entity is engaged in a course of conduct which unfairly prevents or impedes its members from competing with the entity.

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Payment Resources International
620 Newport Center Dr., # 150
Newport Beach, CA 92660

Merchant Application and Agreement

OFFICE:	
REP:	
MID:	SIC:

Sponsor Bank: KeyBank National Association, Cleveland, OH

Legal Name:		Phone #:	Fax #
DBA (Doing Business As):		Statement Mailing address:	
Location/Site Address:		City:	State: Zip:
City: State: Zip:		Federal Tax ID Number:	
Contact Person:	Number of Locations:	Email:	

1) Name (print):	Title:		Equity/Ownership: %
Date of Birth:	Social Security #:	Home Phone:	
Home Address:	City:		State: Zip:
2) Name (print):	Title:		Equity/Ownership: %
Date of Birth:	Social Security #:	Home Phone:	
Home Address:	City:		Stat Zip:

MERCHANT PROFILE SECTION

Type of Ownership:

☐ Sole Proprietor ☐ Partnership ☐ Corporation ☐ Other

Number of Years in Business: ______ Length of Current Ownership: ______

Other currently/previously owned businesses: ______

Prior Bankruptcy? ☐ Yes ☐ No Date Discharged: ______

Do you currently accept VISA/MasterCard? ☐Yes ☐No (If yes, you must submit 3 most current statements)

Do you wish to accept: EBT cards? ☐Yes ☐No Debit/ATM cards ☐Yes (requires a pin pad) ☐No

Seasonal Business? ☐ Yes ☐ No If yes, list months:

MERCHANT TYPE

☐ Retail Outlet
☐ Restaurant/Food
☐ Mail/Telephone Order Only
☐ Home Business, Trade Fairs
☐ Outside Sales/Service, Other, Etc
☐ Internet
☐ Lodging

Credit Cards ______ %
*Must Total 100%
Credit Cards Keyed* ______ %

Merchant Receives Imprint On Keyed Transactions: ☐ Yes ☐ No

Has this business or any associated principal been terminated as a VISA/MasterCard Merchant? ☐ Yes ☐ No

Methods of Marketing: ☐ Newspaper/Magazines ☐ Internet ☐ Television/Radio ☐ Direct Mail, Brochure & Catalogs ☐ Telemarketing Sales

Detailed Description of Products/Services Sold: ______

Do you currently process with ACH? ☐Yes ☐No Average ACH item ______ Annual ACH Volume ______

If yes, name of current processor:

COMPLETE THIS SECTION FOR ALL MERCHANTS PROCESSING WITH 20% OR MORE KEYED VOLUME

Percentage of monthly volume for:

Telephone Orders: ______ Mail and/or Fax Orders: ______ Internet Orders: ______

If internet related, list web address:

WWW.

☐ Gift/Loyalty Card ☐ AVS Required ☐ Check Guarantee Company: ______

☐ New American Express Account	☐ Existing AMEX Merchant	Account #
☐ New Discover Account	☐ Existing Discover Merchant	Account #
☐ New Diners Club Account	☐ Existing Diners Club Merchant	Account #
☐ New ______	☐ Existing ______	Account #

INTERNET MERCHANT INFORMATION

External Gateway (not supplied by PRI): ☐ ☐ PRI Skipjack

Sponsor Bank: KeyBank National Assoc.

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Merchant: ______________________________

Application/Setup Fee: $		Monthly Statement Fee: $		Monthly Minimum Fee: $	
Visa/MasterCard Qualified Discount Rate	%	Authorization/transaction Fee: $		Batch Closure Fee: $	.20

Mid-qualified transactions will be assessed 1.04% above the qualified discount rate (excluding approved 20% Plus Keyed Merchants). Non-qualified transactions will be assessed 1.64% above the qualified discount rate. Corporate Cards and Corporate Purchase Cards will be assessed 1.64% above the qualified discount rate. Maintenance fee of $5.00 per month applies to all accounts. Address Verification Service adds $.15 to Authorization Fee.

Debit Access Fee: $ ______ Debit Per Item Fee: $ ______ Monthly Wireless Service Fee: $15.00 Activation Fee: $ ______

OTHER FEES:						
	Chargeback fee	$35.00	ea.	Investigation Fee	$25.00	ea item or 10% monthly of amt. investigated
	Request for Copy (retrieval)	$15.00	ea.	ACH Returned Item Fee	$25.00	ea.
	Voice Authorization	$1.50		(2)	$25.00	ea.

Average Ticket Size: (for VISA/MasterCard ONLY) $ ______ Monthly Visa/MasterCard Sales Volume $ ______

Each applicant certifies that the above average ticket size and monthly sales volume is accurate and acknowledges that any significant variance from this information could result in delayed or withheld settlement of funds and/or assessment of additional fees.

Authorization & batch Closure for American Express, Discover, Diners and/or JCB $0.30 per item.

There is a $15.00 fee to add AmEx, Discover, Diners, JCB Processing and Debit Card to your merchant account after initial set-up.

ACH Fee (CounterCheck/ e-Check/ Billing Central)

Item Fee: $ ________ and ________ % each item Returned item Fee: $ ________ each rejected or corrected item Monthly Minimum: $ ________

Overdraft Fee: $25.00 each occurrence Inquiry Fee: $5.00 Monthly Fee: $ ________

Initial Setup Fee: $ Per Transaction Fee: $ Monthly Fee: $

TRANSACTION CENTRAL™

Initial Setup Fee: $ Gateway Per Transaction Fee: $ Monthly Fee: $

BILLING CENTRAL™

Initial Setup Fee: $ Gateway Per Transaction Fee: $ Monthly Fee: $ 35.00

WEBCONNECT™ (includes Transaction Central)

Software License Fee: $ Gateway Per Transaction Fee: $ 0.10 Monthly Fee: $

CShop™ (includes Transaction Central)

☐ ECShop Lite Monthly Fee: $ 25.00

Initial Setup Fee: $ Gateway Per Transaction Fee: $ ☐ ShopLink Monthly Fee: $

Gift Card - Loyalty Card Program

Initial Setup Fee $ Additional Cards @ $ per 50 cards Multi Location Tracking Software $

The undersigned unconditionally guarantees to Bank and PRI the performance of this Agreement by Merchant, including paying of all sums due and owing and any attorneys' fees and costs associated with enforcement of the terms thereof. Bank or PRI shall not be required to first proceed against Merchant or enforce any other remedy before proceeding against the undersigned. This is a continuing guaranty and shall not be discharged or affected by the bankruptcy of the undersigned, shall bind the successors, administrators, representatives and assigns and may be enforced by or for the benefit of any successor of Bank or PRI. The term of this guaranty shall be for the duration of the BankCard Merchant Agreement and for any period thereafter during which any rights of offset or chargeback of transaction of the undersigned remain valid under the applicable Card Association regulations.

Guarantor: X Date: / /   Co-Guarantor: X Date: / /

By signing below, Merchant (i) represents that the information provided by Merchants in this Bank Card Merchant agreement is true, complete and not misleading, (ii) acknowledges that Merchant has read and understands the Terms and Conditions and Operating Procedures attached hereto and incorporated herein by this reference and agrees to be bound by their terms, and (iii) authorizes Bank or PRI and their agents to credit and debit the Merchant's Account in accordance with the Agreement and represents and warrants to Bank and PRI that the party signing this agreement is authorized to do so and to act on behalf of the Merchant in the performance thereof.

INVESTIGATIVE CONSUMER REPORT: An investigation or Consumer Report will be made in connection with this application. Undersigned authorizes Bank and PRI or any credit bureau or any credit reporting agency employed by PRI or any agents of PRI to investigate the references given or any other statements or data obtained from Merchant or any of the undersigned principals.

Merchant
Owner/Officer Signature: X Title Date: / /

OR A LL CORPORATIONS - Corporate Resolution

The indicated officer identified above has the authorization to execute the Merchant Processing Agreement with Bank and PRI on behalf of the here within named corporation.

Secretary of the Board: X Date: / /

PAYMENT RESOURCES ACCEPTANCE

Application Approved By: ____________ Title ____________ Date: ___/___/___

FOR BANK USE ONLY

Application Approved By: ____________ Title ____________ Date: ___/___/___

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Merchant: ____________________________

REFERENCES

TRADE:

1 Name:	Contact:	Phone:
2 Name:	Contact:	Phone:

BANK:

Bank Name:	Contact:	Phone:
Bank Routing Number:	Bank Account Number:	

SITE INSPECTION

The Merchant: ☐ Owns ☐ Leases the business premises

Landlord Telephone #: ____________ Landlord Name: ____________

Merchant Location: ☐ Retail Store Front ☐ Office/Warehouse ☐ Residential ☐ Internet ☐ Other

Does the amount of inventory and merchandise on shelves appear consistent with type of business? ☐ Yes ☐ No

I hereby certify that I have inspected the business premises of the merchant at this address and this survey is correct to the best of my knowledge.

Inspected by: ____________ Title: ____________ Date: ____________

HARDWARE/SOFTWARE

Terminal Type: ____________ QTY: ______

Printer ☐ Model: ____________

Pin Pad ☐ Model: ____________

Check Reader ☐ Model: ____________

Card Reader ☐ Model: ____________

P.C. Software ☐ (Manual Close Only) Software Name: ____________

List equipment to be provided by PRI: ____________

TERMINAL PROGRAM

Sec

☐ Retail (60% Swiped)

☐ Restaurant (w/ tip program) ☐ None

☐ MOTO (AVS Required) ☐ "8"

☐ Purchase Card ☐ "9"

☐ Lodging ☐ Other

Wireless Provider: ____________

Number of Imprinter Plates Needed ☐ ☐ Ship Welcome Kit Only Equipment is: ☐ **Reprogram** ☐ **Provided by PRI** Ship to: ☐ Merchant ☐ Office

Payment Amount $ ____________

via: ☐ Credit Card ☐ Check ☐ ACH to sales office

Ship Address: ____________

Name on Acct. ____________

Acct. # ____________ Exp. ______

☐ Lease Lease Co Phone # ____________

Call merchant for ☐ download ☐ training Phone # ____________ Contact: ____________

Comments: ____________

MERCHANT DOCUMENTATION REQUIREMENTS:

Signed Merchant Application and Agreement including Signed Resolution and Signed Personal Guaranty by principals

Photos of location or brochures, business cards or other identifying business information on the Merchant. For an Internet Business, a printout of the Merchant's web page

Copy of voided Check

☐ All Web Site URLs, Passwords and Domain Names

Financial statements for Merchants processing over $50,000 in monthly Merchant sales volume

3 months of merchant statements from previous processing

Photocopy of driver's license

Additional setup form (ECShop, Gift/Loyalty Card, American Express, Discover)

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MERCHANT AGREEMENT ADDITIONAL TERMS AND CONDITIONS

In these Additional Terms and Conditions, ‘Agreement” means the Merchant Bank Card Application and Agreement and these Additional Terms and Conditions. “You,” “your” and “Merchant” means any party who signs this Agreement as the Merchant. “PRI” means Payment Resource International, a Delaware limited liability company located at 620 Newport Center Drive, Suite 150, Newport Beach, CA 92660, and its assigns. “Agent Bank” or “Sponsor Bank” means KeyBank National Association, a national bank located at 4910 Tiedeman Road, 2nd Floor, Brooklyn, OH 44144. These Additional Terms and Conditions are part of your Agreement. You agree to be bound by these Additional Terms and Conditions when you sign the Agreement.

Definitions and Interpretation

1.	For purpose of this Agreement, the following terms shall have the meaning set forth below:

(a)	“Agent Bank” means KeyBank National Association, a national bank, of which PRI is a registered agent of and which PRI designates for the Bank Card Processing for Merchant pursuant to this Agreement

(b)	“Application Fee” means the then-current fee, if any, for becoming a member of the Interchange System as charged by PRI.

(c)	“Authorization” means the approval (by voice or electronically) of a Bank Card Transaction by the Issuer or its authorized agent.

(d)	“Authorization Center” Means the facility designated by PRI that provides responses (by void or electronically) to your Authorization requests.

(e)	“Bank Card” means a credit card or debit card issued by a member of either Interchange System and bearing the Interchange System’s trade name, trademark, service mark, and/or symbols.

(f)	“Bank Card Transaction” means a Sales Transaction, Credit Transaction, or Chargeback.

(g)	“Cardholder” means the person or Entity whose name is embossed on the Bank Card or any authorized user of a Bank Card.

(h)	“Chargeback” means an item representing a Sales Transaction disputed by a Cardholder in accordance with applicable Operating Rules, or a rejected Sales Draft that is returned unpaid for any reason by the Issuer of the Bank Card.

(i)	“Code Ten” is defined in Section 4.5 of these Additional Terms and Conditions.

(j)	“Credit Transaction” means a transaction between you and a Cardholder through use of a Bank Card for exchange, return of. and/or adjustment on merchandise or services sold in a Sales Transaction, as evidenced by a Credit Voucher that you present to PRI for processing through the Interchange System.

(k)	“Credit Voucher” means a paper or electronic record of a Credit Transaction through use of a Bank Card in a form provided or approved by PRI.

(l)	“Depository Bank” is defined in Section 3.2 of these Additional Terms and Conditions.

(m)	“Discount” means an amount equal to the total amount of a Sales Draft multiplied by the appropriate Discount Rate.

(n)	“Discount Rate” is defined in Section 7.2 of these Additional Terms and Conditions.

(o)	“EDC Merchant” means a Merchant that processes its Bank Card Transactions through use of an EDC Terminal.

(p)	“EDC Terminal” means a Point-Of-Sale Terminal that electronically captures Bank Card Transaction data.

(q)	“Effective Date” means the date on which this Agreement is received and signed by a duly authorized representative of PRI at its California offices.

(r)	“Entity” means a corporation, partnership, sole proprietorship, joint venture, or other form of organization.

(s)	“Initial Term” is defined in Section 25,1 of these Additional Terms and Conditions.

(t)	“Interchange Rate” means any then-current fee charged by the Interchange System for each Bank Card Transaction.

(u)	“Interchange System” means the MasterCard International, Incorporated system, or VISA U.S.A. Inc. or VISA International, Inc. system or both, or their successors and assigns.

(v)	“Issuer” means the institution that issued the Bank Card to a Cardholder.

(w)	“Item” means a credit or debit processed through an Interchange System arising from use of a Bank Card.

(x)	“Merchant Collateral Account” is defined in Section 3.4 of these Additional Terms and Conditions.

(y)	“Minimum Monthly Fee” means the then-current monthly fee for maintaining your membership in the Interchange System as charged by PRI.

(z)	“Operating Rules” means all respective bylaws, operating rules and regulations, procedures, and guidelines promulgated by each Interchange System, as they may from time to time be amended.

(aa)	“Point of Sale Terminal” means the computer terminal or similar device at your location that provides electronic responses to Authorization requests. “Preauthorized Order” means a Cardholder’s written authorization to make one or more charges to the Cardholder’s Bank Card account on a future date.

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(bb)	“Program” means the program of Merchant participation in the Interchange Systems as described in this Agreement.

(cc)	‘Reserve Account” is defined in Section 3.6 of these Additional Terms and Conditions.

(dd)	“Sales Draft” means a paper or electronic record of a Sales Transaction in a form provided or approved by PRI.

(ee)	‘Sales Transaction’ means a transaction between you and a Cardholder for sale or rental of merchandise or the provision of services through use of a Bank Card as evidenced by a Sales Draft that you present to PRI for processing through the Interchange System.

(ff)	“Settlement Account’ means the commercial checking account identified in Section 3.1 of these Additional Terms and Conditions.

(gg)	Each definition in this Agreement includes the singular and the plural, and the word “including’ means ‘including but not limited to.’ Reference to any statute or regulation means such statute or regulation as amended at the time and includes any successor statute or regulation. Section and other headings in this Agreement are solely used for convenience and shall not be considered in its interpretation.

Appointment of Agents

You hereby appoint PRI as your agent for the purpose of forwarding to Issuers all Sales Drafts and Credit Vouchers arising from Bank Card Transactions. You shall process all Bank Card Transactions through PRI.

Settlement and Merchant Collateral Accounts

You shall establish and maintain a Settlement Account with any bank in the United States which (a) is a member of the Automated Clearing House system; (b) will permit PRI or its designated Settling Bank to make electronic deposits to and withdrawals from the Settlement Account, and (c) is reasonably requested by PRI or its designated Settling Bank from time to time for the purpose of obtaining the privilege of using and making debits and credits and information inquiry to and concerning the Settlement Account.

You hereby appoint PRI as your agent and attorney-in fact and authorize PRI or its designated Settling Bank to make any payment to you or to collect any amount due and owing by you from time to time pursuant to this Agreement by initiating and transmitting automatic credit and debit entries to the Settlement Account, to obtain from the bank (the “Depository Bank”) at which the Settlement Account is maintained, account and balance information and statements, and to otherwise deal with the Settlement Account in your name and stead for purposes of performing PRI’s obligations and rights under this Agreement. This authority shall remain in full force and effect until PRI has received written notification from you of your termination in such time and in such a manner as to afford PRI a reasonable opportunity to act on it. In the event of termination of this Agreement, such revocation of authority shall not be effective until PRI or its designated Settling Bank issues a certification to the Depository Bank that you have paid all amounts due under this Agreement. You agree to hold harmless Depository Bank for any action taken by Depository Bank at the request of PRI or its designated Settling Bank consistent with the terms of this Agreement.

You agree to deposit and maintain in the Settlement Account sufficient funds to cover all fees, charges, and expenses due PRI and/or Agent Bank, including those estimated by PRI as likely to arise, and shall maintain such funds in the Settlement Account until all possible Chargeback rights recognized under the Operating Rules shall have been exercised or expired for lapse of time, but in no event for a period less than 120 days following termination of this Agreement. PRI shall bill you for the amount of any fees, charges, or expenses that exceed the balance of your Settlement Account. Payment in full for each invoice shall be due within 15 days of receipt thereof. PRI may, at its option, impose a late payment charge of two percent per month (or the maximum legal rate, if less) on the past due balance in the event you fail to pay any fees, charges, or expenses within 15 days after the same are due.

You acknowledge that PRI and Agent Bank may monitor your daily account activity. If PRI or Agent Bank suspects or becomes aware of any abnormal, irregular, suspicious, or fraudulent Merchant activity, including any change in your business practices or activity that is inconsistent with the information contained in or submitted as part of your Merchant Bank Card Application and Agreement, that is inconsistent with your prior processing activities (such as level of charges or number of Credit Vouchers), or that depart from ordinary business practices of other merchants in the same or similar line of business, PRI and Agent Bank may in their sole discretion, without notice to you, do one or more of the following:

Deposit any amounts otherwise payable to you by credit to the Settlement Account pursuant to Section 8 of these Additional Terms and Conditions in an account (the “Merchant Collateral Account”) established in PRI’s name. Neither PRI, its designated Settling Bank, nor Agent Bank shall have any liability for any losses of damages, whether direct, indirect, actual, or consequential, suffered by you as a result of such diversion of funds to the Merchant Collateral Account. You agree to pay with respect to funds deposited (i) a one-time account opening fee of $25, (ii) a monthly account maintenance fee of $15, (iii) fees and expenses of independent auditors, and (iv) reasonable fees and expenses of counsel to PRI and/or the Agent Bank in connection with inquiries, actions or proceedings by Merchant through its attorneys.

Freeze or request the Depository Bank to freeze the Settlement Account so as to preclude any further withdrawals by you.

Withdraw amounts from the Settlement Account by any means, including wire transfer, and deposit such amounts in the Merchant Collateral Account. Impose a monthly investigation fee up to the maximum set forth in your Merchant Bank Card application and Agreement.

PRI or its designated Settling Bank shall have sole dominion and control of funds in any Merchant Collateral Account. All funds that are or may be placed in a Merchant Collateral Account shall be subject to a security interest in favor of PRI. PRI or its designated Settling Bank may debit the Merchant

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Collateral Account for any and all amounts owed by you under this Agreement. PRI may retain funds in the Merchant Collateral Account for such time as PRI deems necessary.

PRI may also, in its sole discretion, require Merchant to establish a Reserve Account for such items as Chargebacks, including for mail and telephone orders as provided by Section 19.1 of these Additional Terms and Conditions, subject to terms and conditions to be established by PRI.

Sales Transactions

4.1	Honor All Bank Cards. You shall honor all valid and unexpired Bank Cards when properly presented as payment from a Cardholder for a Sales Transaction, provided that the requirements of this Section 4 are satisfied. You shall maintain a policy that does not discriminate among customers seeking to make purchases through use of a Bank Card. If you do not deal with the public at large, you shall be deemed to have complied with this Section 4.1 if you honor Bank Cards of Cardholders who have purchasing privileges with you. In all events you shall not:

establish, or post any signs that indicate that you require, any minimum or maximum amount of purchase as a condition to honoring a Bank Card; directly or indirectly impose any surcharge on any Sales Transaction: collect any applicable tax separately in cash or require a Cardholder to provide any personal information such as a home or business telephone number or home or business address, or additional identification such as a driver’s license as a condition to honoring a Bank Card, unless such information is required under Section 4 or Section 6 of these Additional Terms and Conditions or other specific circumstances cited in the Operating Rules.

4.2	Conditions of a Sales Transaction. You shall not complete any Sales Transaction unless all of the following conditions are met:

Except in the case of a mail or telephone order, a Bank Card is presented;

The Sales Transaction date is on or after the “valid from” date and before the expiration date shown on the Bank Card;

The signature on the Sales Draft is the same as that contained on the signature panel of the Bank Card (which signature may, but need not be the name embossed or printed on such Bank Card), or the Cardholder resembles the person depicted in the picture (if any) on the Bank Card;

If you are using an EDC Terminal that reads the magnetic stripe on the Bank Card, the embossed account number on the Bank Card matches the account number displayed and/or printed from the EDC Terminal;

If the Bank Card contains optional security features, the embossed account number on the face of the Bank Card matches the account number indent printed on the signature panel; and

You obtain Authorization for the Sales Transaction.

4.3	Authorization of Sales Transaction. You shall obtain Authorization before completing each Sales Transaction. The requirement of prior Authorization includes without limitation each of the following circumstances;

The Sales Transaction is completed in partial payment of a single purchase;

You will make a delayed presentment of the Sales Draft, which shall be made in accordance with Section 4.10(b) of these Additional Terms and Conditions; or

The Sales Transaction (other than a mail or telephone order or a Preauthorized Order) involves (i) a handwritten Sales Draft that does not contain the imprint of your Merchant plate and the Bank Card, or (ii) an unsigned Bank Card, in which case you must also comply with Section 4.4 of these Additional Terms and Conditions. If you fail to obtain Authorization for any Sales Transaction, you shall in all events be responsible for such Sales Transaction, and the Discount Rate otherwise applicable thereto shall be increased by 1.5 percentage points. Except as otherwise provided in Section 4.10(a) of these Additional Terms and Conditions, you shall request Authorization for the total amount of the Sales Transaction. If an expired Bank Card is presented and you are not an EDC Merchant, you must contact the Authorization Center by telephone. If the Authorization Center grants Authorization, you shall type or legibly print the Authorization approval code on the Sales Draft. An Authorization is effective only for that specific Sales Transaction and shall not constitute a waiver of any other requirement. An additional Authorization is not required where a gratuity is added by the Cardholder if you have obtained Authorization for the Sales Transaction amount, and the gratuity does not exceed 20 percent of the Sales Transaction amount. If the gratuity exceeds 20 percent of the Sales Transactions amount, you must obtain Authorization for the additional amount. You shall type or legibly print both approval codes on this Sales Draft. You shall in all events be responsible for the Sales Transaction regardless of any Authorization if you complete a Bank Card when: the Cardholder is present and does not have his or her Bank Card; the signature on the Sales Draft is unauthorized as compared to the signature appearing on the panel of the Bank Card; or, the signature panel on the Bank Card is blank and you do not comply with Section 4.4 of these Additional Terms and Conditions. Authorization of a Sales Transaction shall in no event limit or preclude PRI from refusing to accept or revoking its receipt of a Sales Draft as provided in Section 8 of these Additional Terms and Conditions.

4.4	Unsigned Bank Card. If a Bank Card is not signed, before completing the Sales Transaction, you must;

Obtain Authorization;

Obtain and review positive identification to determine that the user is the Cardholder;

Unless otherwise prohibited under applicable law, indicate such positive identification (including any serial number and expiration on the Sales Draft; and require the Cardholder to sign the signature panel of the Bank Card. Positive identification must consist of a current, official government identification document such as a passport, driver’s license, or state identification card that bears the Cardholder’s signature. If recording of information is prohibited under applicable law, you should note the type of additional identification (but not record the information contained therein) on the Sales Draft.

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4.5	Code Ten. You shall telephone the Authorization Center and state to the Authorization clerk “This is a Code Ten” under the following circumstances:

You believe there to be a discrepancy in the signature on the Bank Card and the signature on the Sales Draft or are uncertain whether the person presenting the Bank Card is the same person depicted on the photograph (if any) on the Bank Card;

The embossed number displayed and/or printed from your EDC Terminal does not match the account number embossed on the Bank Card;

The response to a Point-Of-Sale Terminal Authorization request so directs; or

You suspect that the Bank Card may be counterfeit or stolen, or you have any other reason to be suspicious of the Sales Transaction. You shall then await instructions from the Authorization clerk and shall follow those instructions when given. The instructions given by the Authorization clerk shall not constitute a waiver of any provision of this Agreement.

4.6	Retention of Bank Cards. You shall use your best efforts, by reasonable and peaceful means, to retain a Bank Card under the following circumstances;

While making an Authorization request or Code Ten call:

Until the Authorization Center can be contacted regarding a Code 10, as required by Section 4.5 of these Additional Terms and Conditions, if the Authorization Center is dosed or cannot be reached; and

After completing a telephone call to the Authorization Center, if the Authorization clerk directs you to do so. You shall return the Bank Card to the Cardholder after completing a telephone call to the Authorization Center, unless directed not to do so.

4.7	Mail Order or Telephone Order. If you are authorized to make a Sale transaction pursuant to a mail or telephone order subject to the provisions of Section 19 of these Additional Terms and Conditions, you must use equipment running an address verification service. For each Sales Transaction, you shall obtain the valid date (if indicated on the Bank Card) and expiration date of the Bank Card and, when Authorization is required, forward it as part of the Authorization request. A Sales Draft based on a mail or telephone order may be completed without Cardholder signature or imprint; provided, however, that you must maintain shipping documents indicating the address where goods are shipped and obtain signatures of the individual or Entity receiving the goods whenever possible. You shall type or legibly print on the signature line on the Sales Draft the letters “MO” for a mail order and the letters “TO” for a telephone order. You shall be deemed to represent and warrant to PRI that the person that placed the mail or telephone order is the Cardholder of the Bank Card.

Preauthorized Orders. You may accept a Preauthorized Order for a Sales Transaction only if the Cardholder has signed a written authorization for the preauthorized charge. The written authorization must at least specify the Sales Transaction amount(s) charged to the Cardholder’s account, the frequency of the charges (if applicable), and the duration of time for which such Cardholder’s authorization is granted. If Cardholder authorization is renewed, the Cardholder must complete and deliver to you a subsequent written authorization for continuation of such merchandise or services to be charged to Cardholder’s account You shall retain the written authorization and make it available upon request to PRI. You shall not deliver merchandise or perform services covered by a Preauthorized Order after you receive actual notification that the written authorization has been canceled or that the Bank Card covered by the Preauthorized Order is not to be honored. For each Preauthorized Order, you shall type of legibly print the letters “PO” on the signature line of the Sales Draft.

Multiple Sales Drafts. You shall include all items of merchandise and services purchased in a single Sales Transaction in the total amount on a single Sales Draft in every case except for;

The balance of the amount due is paid by the Cardholder at the time of sale in cash, by check, with another credit or debit card or any combination thereof. In all such cases, Authorization is required for the amount of the purchase affected with the Bank Card.

The Cardholder executes two separate Sales Drafts in a delayed delivery Sales Transaction. In such case, a deposit is made by completion of one Sales Draft and payment of the balance is tendered by completion of a second Sales Draft, the latter being conditioned upon delivery of merchandise or performance of services. Separate Authorization approval codes shall be obtained for and recorded on each Sales Draft, which shall also contain the words “delayed deposit,” and the words “deposit’ or “balance,’ as appropriate. You shall not deposit the Sales Draft labeled “balance” until shipment of the merchandise or performance of the services.

Product Changes. Merchant shall submit Bank Card Transactions for approval by PRI only for the product or products listed in the Merchant Bank Card Application and Agreement. Merchant shall not submit Bank Card Transactions for any product, including goods and services, not previously approved in writing by PRI.

Sales Drafts

You shall use a Sales Draft in each Sales Transaction. Each Sales Draft shall be imprinted with the appropriate legends in accordance with Section 6 of these Additional terms and Conditions. The Bank Card must actually be presented, even if for some reason the information embossed thereon is written in by hand (unless the Sales Transaction is transacted by mail or by telephone In accordance with Section 4.7 and Section 19 of these Additional Terms and Conditions). The Sales Draft shall also contain:

the date of the Sales Transaction;

the total cash price of the sale (including any applicable state or federal taxes), or (i) the

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amount to be charged if a partial payment is made in cash or by check in accordance with Section 4.10 (a) of these Additional Terms and Conditions, or (ii) the amount to be charged if a partial payment is made as a deposit or as the balance owing after a deposit has been made in accordance with Section 4.10(b) of these Additional Terms and Conditions.

A short description of the merchandise or services;

The words “delayed deposit,” “deposit,” or “balance” as appropriate and the Authorization approval code if Authorization for delayed deposit is given in accordance with Section 4.3(c) and Section 4.10(b) of these Additional Terms and Conditions;

The letters “MO” (mail order), “TO” (telephone order), or “PO” (Preauthorized Order), If applicable to the Sales Transaction; and if you are using an EDC Terminal, the Cardholder’s account number and your name and location code (or city and state)

The Cardholder shall sign the Sales Draft unless the Sales Transaction is completed by mail or telephone subject to Section 4.7 and Section 19 of these Additional Terms and conditions or is a Preauthorized Order. The Cardholder shall not be required to sign the Sales Draft until the final Sales Transaction amount is known and indicated in the total column. You shall deliver a true and completed copy of the Sales Draft to the Cardholder.

You shall not alter any Sales Draft after it has been signed by the Cardholder.

Imprints

You shall use a suitable electronic printer or imprinter to print legibly on each Sales Draft and Credit Voucher the embossed legends from the Bank Card presented by the Cardholder and your Merchant plate. If either or both legends are not so printed and you are not within one of the exceptions noted in Section 6.2 of these Additional Terms and Conditions, you must note legibly on the Sales Draft or Credit Voucher sufficient detail to identify the Cardholder, the Issuer, and you. Such detail shall include at least the Cardholder’s name and account number; the ICA or BIN number, the valid date (if any), and the expiration date of the Bank Card; any company name; the name of the trade style of the Issuer as it appears on the face of the Bank Card; your name and address; and any other embossed data such as security symbols.

You are not required to obtain an imprint of either legend if:

you are an EDC Merchant and your EDC Terminal produces Sales Drafts and Credit Vouchers that contain the information specified in the Operating Rules; or

The Bank Card Transaction is based on a mail or telephone order subject to Section 4.7 and Section 19 of these Additional Terms and Conditions or is a Preauthorized Order subject to Section 4.8 of these Additional Terms and Conditions.

Except as otherwise provided in Section 4.10(a) of these Additional Terms and Conditions, you shall request Authorization for the total amount of the Sales Transaction. If an expired Bank Card is presented and you are not an EDC Merchant, you must contact the Authorization Center by telephone. If the Authorization Center grants Authorization, you shall type or legibly print the Authorization approval code 6.3. The exception set forth in Section 6.2(a) of these Additional Terms and Conditions shall not apply if the EDC Terminal or printer is not functioning or if your EDC Terminal does not read the magnetic stripe on the Bank Card. In such cases, you must obtain an imprint of both legends or otherwise comply with Section 6.1 of these Additional Terms and Conditions.

Except in the case described in Section 6.2(a) of these Additional Terms and Conditions, if you complete a Bank Card Transaction without imprinting the Bank Card, whether or not Authorization is obtained, you shall be deemed to represent and warrant to PRI the true identity of the customer as the Cardholder unless you have obtained independent evidence of the Cardholder’s true identity. In any case in which you obtain independent evidence, you must record the information contained in the independent evidence on the Sales Draft, unless recording is prohibited under applicable law, in which event you must note the type of evidence (but not record the information contained therein) on the Sales Draft.

You must immediately notify PRI in the event that any information on your Merchant plate is changed.

Deposit of Sales Drafts

You shall not deposit a Sales Draft with PRI until you have performed all of your obligations relating to the Sales Transaction. You shall not, directly or indirectly, deposit any Sales Draft with PRI that did not originate in a legitimate Sales Transaction in the ordinary course of your business as described in the Merchant Bank Card Application and Agreement.

The amount of the Discount Rate applicable to each Sales Draft, and any adjustments to the Discount Rate, shall be determined by PRI in its sole discretion. Without limiting the generality of the preceding sentence, the otherwise applicable Discount Rate will be increased by 1.5 percentage points with respect to (i) Sales Transactions in which an Authorization was not obtained, (ii) except as otherwise required by these Additional Terms and Conditions with respect to specific Sales Drafts (such as “delayed deposit” or “balance” transactions), deposits or batch transmissions two (20 or more days after the date of the included Sales Transactions or Credit Transactions, (iii) transactions including Bank Cards issued outside the United States, (iv) Sales Transactions in which use of an address verification service was required by the Additional Terns and Conditions but Merchant failed to use such service, (v) any Keyed Bank Card Transaction (except for Merchants approved by PRI or Agent Bank as a keyed Merchant), and (vi) any Bank Card Transaction involving a corporate card or corporate purchase card. You shall deposit a copy of each Sales Draft with PRI not later than the bank business day following the date of the Sales Transaction, except:

In those cases when goods are shipped or services performed after the expiration of the otherwise applicable one bank day period, the deposit shall not be made sooner than the shipment or performance, and shall be made immediately thereafter;

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In those cases in which the Cardholder has agreed in writing to a delayed presentment, and you request and receive an Authorization for delayed presentment, deposit shall be made within the period permitted for delayed presentment; or In those cases in which you are obligated by law to retain the Sales Draft or return it to the Cardholder upon timely cancellation, the deposit shall be made within ten bank business days after the date of the Sales Transaction.

Receipt of Sales Drafts

8.1	Except as otherwise provided in this Agreement, PRI shall receive and process all Sales Drafts deposited with it that comply with the terms and conditions of this Agreement and Operating Rules. PRI or its designated Settling Bank shall pay you the total face amount of each Sales Draft, less the applicable Discount and any adjustments determined daily according to information contained in the Merchant Bank Card Application and Agreement, by credit to the Settlement Account. All payments, credits, and charges are subject to audit and the final checking by PRI, and prompt adjustment shall be made for inaccuracies discovered.

8.2	Notwithstanding any other provision of this Agreement, PRI may refuse to receive any Sales Draft or revoke its prior receipt if:

The Cardholder disputes liability on any of the following grounds: (i) that the merchandise, services, or other things of value received by the Cardholder do not conform to the written characterization appearing on the Sales Draft or accompanying support documentation, and the Cardholder has returned or attempted to return the merchandise or other things of value or has canceled or attempted to cancel the services; (ii) that the merchandise or other things of value covered by the Sales Draft that were to be shipped (1) were not received by the Cardholder or (2) were returned by the Cardholder because they were received broken or otherwise not suitable for the purpose for which they were sold; (iii) that the services covered by the Sales Draft were not rendered because you were unwilling or unable to perform such services; (iv) that the merchandise, services, or other things of value covered by the Sales Draft were paid for by another means; (v) that you received notification from the Cardholder of revocation or nonrenewal of Authorization of cancellation of account or payment prior to completion of the Sales Draft evidencing a Preauthorized Order; (vi) that a Credit Voucher or some other advice with an account number and amount issued by you has not been processed to the Cardholder’s account; or (vii) the Cardholder asserts a claim or defense against the Issuer under federal or state statute or regulation or other local law that provides the Cardholder with additional rights, and all requirements of the federal or state statute or regulation or the local law are satisfied; or

The Sales Transaction giving rise to the Sales Draft was not made in compliance with all terms and conditions of this Agreement, the

Operating Rules, or any other applicable laws and regulations of any governmental authority, including: (i) that you did not provide the Issuer with a legible reproduction of the Sales Draft, the original Sales Draft, or a substitute Sales Draft within five bank business days following the date of the request; (ii) that, in response to a retrieval request, you provided the Issuer with an illegible or incomplete copy or substitute of the Sales Draft; (iii) that you did not obtain Authorization for the Sales Transaction; (iv) that you were notified in response to an Authorization request that the Bank Card was not to be honored or received a negative account number verification; (v) that the Cardholder account number, Sales Transaction amount, or your name on the Sales Draft is missing or not sufficiently legible to allow proper posting; (vi) that the account number on the Sales Draft does not match any account number on the Issuer’s master files; (vii) that you erroneously received payment for a Sales Transaction processed by another merchant; (viii) that you did not submit all of the applicable Sales Drafts within five bank days from the earliest processing date stamped on your transmittal summary clearing draft; (ix) that the Sales Draft on its face shows that there was an error in addition and the amount shown as total is incorrect; (x) that the amount of the Transaction was increased or reduced (for a credit) without the Cardholder’s permission; (xi) that the account number on the Sales Draft does not match the account number obtained from the magnetic stripe on the Bank card; (xii) that the Cardholder’s account was incorrectly posted as a result of (1) using an incorrect Bank Card Transaction code (for example, a credit was posted as a sale), or (2) processing the imprinted amount instead of the correct Sales Transaction amount as evidenced by other information on the Sales Draft; (xiii) that the Cardholder or Issuer suspects that a Sales Transaction may have been charged more than once; (xiv) that no signature appears on the Sales Draft, and the Cardholder states in writing that he or she did not make or authorize the Sales Transaction; (xv) that, unless you fall within one of the exceptions set forth in Section 6 of these Additional Terms and Conditions, the Sales Draft does not contain an electronic print or imprint of the embossed legends from the Bank Card and your Merchant plate; (xvi) that the Cardholder states that neither he or she nor anyone authorized by him or her engaged in the Sales Transaction; (xvii) that the valid date embossed on the Bank Card had already passed on the Sales Transaction date; (xix) that the expiration date imprinted on the Sales Draft had already passed on the Sales Transaction date; (xx) that you did not provide the Issuer with the amount of the Sales Transaction in the original Sates Transaction currency; (xxi) the Sales Draft resulted from the fraudulent use of account numbers or any abnormal, irregular, or fraudulent Merchant activity, including any

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activity described in Section 3.4 of these Additional Terms and Conditions; (xxii) that the Sales Transaction date is more than 30 days prior to the central site processing date, or (xxiii) that PRI has any other basis to conclude there is any other violation of this Agreement, the Operating Rules, or any other applicable laws and regulations of any governmental authority.

8.3	In the event of a revocation of the prior receipt of the Sales Draft, you shall pay PRI any amount previously paid to you for such Sales Draft. PRI or its designated Settling Bank may withdraw this amount from the Settlement Account.

Credits to Settlement Account as Full Payment

You agree that receipt of the Sales Draft by PRI and the making of an appropriate credit to your Settlement Account shall constitute payment to you for merchandise or services furnished by you to or for the account of the Cardholder. After an appropriate credit is made, you shall not make any claim against or receive payment from any person with respect to the same Sales transaction, unless PRI thereafter revokes its receipt in accordance with Section 8 of these Additional Terms and Conditions.

Refunds and Adjustments

You shall establish and maintain a fair policy for the exchange or return of, or adjustments on merchandise or services sold in Sales Transactions. Provided that proper disclosure is made at the time of the Sales Transaction, you may:

•	not accept merchandise in return or exchange and not issue a refund to a Cardholder; or

•	only accept merchandise in immediate exchange for similar merchandise of a price equal to the amount of the original Sales Transaction; or

•	accept merchandise in return and deliver to Cardholder an in-store credit for the value of the merchandise that may be used only in your place(s) of business; or

•	if permitted by applicable law, stipulate special circumstances agreed to by the Cardholder (e.g., late delivery, delivery charges, insurance charges, or other non-credit related charges) as terms of the Sales Transaction, but under no circumstances shall a surcharge be assessed for use of a Bank Card.

10.2.	Proper disclosure shall be deemed given if the words “No Refund,” “Exchange Only,” “In-Store Credit Only” (or similar words), or the special terms, as applicable, appear legibly, in letters approximately 1/4 inch high and in close proximity to the space provided for the Cardholder’s signature, on all copies of your Sales Drafts or an invoice presented to the Cardholder for signature. If you do not make proper disclosure, then you shall give the Cardholder a full refund upon return of any merchandise or termination or cancellation of any services purchased from you.

Credit Vouchers

You shall not make cash refunds or payments to any person for returns or adjustments described in Section 10 of these Additional Terms and Conditions; instead,

when a refund or payment is due for any return or adjustment, you shall issue a Credit Voucher. Each Credit Voucher shall be imprinted with the appropriate legends in accordance with Section 6 of these Additional Terms and Conditions. The Bank Card must actually be presented, even if for some reason the information embossed thereon is written in by hand. The Credit Voucher shall also contain:

the date it is issued;

the total amount of the refund or adjustment; and

a brief description of the merchandise or services in connection with which the refund or adjustment is to be made.

You shall sign and date the Credit Voucher and deliver a true and completed copy of the Credit Voucher to the Cardholder.

You shall not issue any Credit Voucher with respect to merchandise or services paid for in cash that are returned or canceled or to which a fee adjustment is allowed or without having completed a previous Sales Transaction with the same Cardholder. You shall not accept payment from a Cardholder for the purposes of preparing and depositing a Credit Voucher that will result in a deposit to the Cardholder’s account.

Deposit of Credit Vouchers

If you are an EDC Merchant, you shall electronically deposit a copy of each Credit Voucher with PRI not later than the close of business on the next bank business day following the date of the issuance. If you are not an EDC Merchant, you shall deposit the bank processing copy of each Credit Voucher not later than the next bank business day following the date of its issuance. You agree to pay PRI the total amount of each Credit Voucher issued by you which shall be received by PRI, less any Discount or adjustments determined according to the information contained in die Merchant Bank Card Application and Agreement PRI or its designated Settling Bank shall arrange a credit to the Bank Card account of the Cardholder named on the Credit Voucher in the total face amount of such Credit Voucher.

You warrant and covenant that each Credit Voucher issued by you which is received by PRI represents a bona fide refund or adjustment on a Sates Transaction by you with respect to which a Sales Draft has been accepted by PRI.

Disputes with Authorized Users

13.1	All disputes between you and any Cardholder relating to any Bank Card Transaction shall be settled between you and the Cardholder. You agree to indemnify, defend, and hold PRI harmless from all claims and defenses arising out of any Bank Card Transaction, whether or not the other party ultimately prevails. You agree to pay all of the expenses, including reasonable attorney fees, of PRI in seeking to overcome such claims and defenses in the event PRI chooses to do so.

Application Fee: Minimum Monthly Fees

You agree to pay PRI any Application Fee that may be in effect at the time of this Agreement. The amount of this fee, if any, is specified in the Merchant Bank Card Application and Agreement and is nonrefundable.

You agree to pay PRI the Minimum Monthly Fee specified in the Merchant Bank Card Application and Agreement.

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The amount of all Discounts determined by PRI in accordance with Sections 7 and 8 of these Additional Terms and Conditions shall be credited toward the Minimum Monthly Fee. If the Minimum Monthly Fee exceeds the total amount of Discounts, PRI or its designated Settling Bank shall debit your Settlement Account the balance due. Any increase in the monthly fee imposed from time to time by an Interchange System to maintain your membership therein shall automatically and contemporaneously increase the Minimum Monthly Fee by a like amount, without prior notice to you.

You agree to pay PRI and/or Agent Bank, as applicable, all fees, expenses, and other charges provided for in this Agreement. You acknowledge that (i) the amounts of any such expenses and other charges shall automatically and contemporaneously reflect any increases in charges to PRI from an Interchange System or third-party vendor without prior notice to you, and (ii) the amounts of any such fees may be increased at any time and from time to time by PRI and/or Agent Bank, as applicable, in their respective sole discretion upon fifteen (15) days prior written notice to you.

Point-Of-Sales Terminals and Printers

The terms and conditions of this Section 15 shall apply if you are purchasing Point-Of- Sales Terminals or printers, using Point-Of-Sale Terminals or printers, or accessing other financial services using Point-Of-Sales Terminals as shown in this Agreement:

(a)	Physical installation and telephone lines shall be your responsibility. Upon order and confirmation the connection is complete, PRI shall provide the download line necessary to begin using the unit as a Point-Of-Sale Terminal on PRI’s system.

(b)	Payments may be deducted from your Settlement Account upon receipt of each agreement for sale or use of Point-Of-Sale Terminals or printers or access to services by PRI, and each month thereafter, if monthly assessments are made. PRI shall bill you for the amount of any charges that exceed the balance of your Settlement Account. Payment in full for each invoice shall be due within 15 days of receipt. PRI may, at its option, impose a late payment charge of two percent per month (or the maximum legal rate, if less) on the past due balance in the event you fail to pay any charges within 15 days after they are due.

(c)	To the extent allowed by law, PRI shall take reasonable measures to extend the manufacturers’ standard warranties to you.

(d)	PRI’s obligation to sell or otherwise provide any Point-Of-Sale Terminals is conditioned upon the availability of the Point-Of-Sale Terminals or printers from PRI’ customary source of supply, in sufficient quantities to supply your requirements and PRI’ other requirements.

(e)	You shall pay all applicable sales, use, personal property, and other taxes applicable to the sale, service, use, or ownership of any Point-Of-Sale Terminal or printer regardless of whether taxes are invoiced by PRI.

PRI shall have no liability for any negligent design or manufacture of any Point-Of- Sale Terminal or printer. PRl’s entire liability, if any, and your exclusive remedy in all situations, shall be to perform repair services on any inoperative Point-Of-

Sale Terminal or printer sold by PRI. PRI shall not be liable for any damages resulting from any delay in performance or nonperformance caused by circumstances beyond PRl’s control, including, but not limited to, act of God, fire, flood, war, governmental action, accident, labor trouble or shortage, inability to obtain a Point-Of-Sale Terminal or printer, parts, service, or transportation, or other events of similar effect in connection with PRI’s obligation, if any, to sell or otherwise provide any Point-Of-Sale Terminal or printer; and PRI’s obligation, if any, to provide access to other financial services.

Imprinter Purchase

16.1	If you are not an EDC Merchant, you shall use imprinters acceptable to PRI If you are an EDC Merchant, you shall maintain at least one imprinter for back-up purposes. PRI will arrange for the sale of any reasonable number of imprinters that you require for your own use under this Agreement. The sale price shall be determined in accordance with the information contained in the Merchant Bank Card Application and Agreement and may be debited from your Settlement Account or paid in advance.

Promotional Materials and Other Forms

17.1	PRI shall make available to you, at Merchant’s expense, such promotional materials as PRI deems appropriate indicating your participation in the Interchange System. PRI shall also provide you, at Merchant’s expense. Sales Drafts, Credit Vouchers, and any other forms that may be required by PRI.

Display of Materials: Trademarks

18.1	You agree to prominently display promotional materials provided by PRI regarding your participation in the Interchange System in your places) of business. Use of such promotional materials, and use of any trade name, trademark, service mark, or logotype associated with Bank Cards, shall be limited to informing the public that Bank Cards will be accepted at your place(s) of business. You agree to abide by such directions for the use of promotional materials as may be provided by PRI from time to time. Any other use of such promotional materials, or use of any trade name, trademark, service mark, or logotype associated with Bank Cards is prohibited unless expressly authorized in writing by PRI.

18.2	You shall continue to use any such promotional materials provided to you so long as this Agreement is in effect. Upon termination of this Agreement, you shall immediately discontinue and shall no longer use any promotional materials provided by PRI, or any trade name, trademark, service mark, or logotype associated with Bank Cards. All unused promotional materials or any other materials furnished by PRI shall be returned promptly upon termination of this Agreement.

18.3	You shall not use any promotional materials or any trade name, trademark, service mark, or logotype associated with Bank Cards in any way that suggests or implies that the Interchange System endorses any goods or services other than Bank Card services. You shall refer to the Interchange System in describing eligibility for your goods, services, or membership. You shall not use any trade name, trademark, service mark, or logotype associated with Bank Cards on any terminal that dispenses scrip.

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Mail and Telephone Orders

19.1	You shall not engage in the systematic solicitation of mail and telephone orders without the prior written authorization of PRI. PRI may require that a Reserve Account be established before or during commencement of any such processing, or at any time thereafter, subject to terms and conditions to be established by PRI.

19.2	If and when PRI authorizes you to engage in the systematic solicitation of mail and telephone orders, PRI shall establish a maximum monthly sales volume for the Merchant processing account. Sales Transactions that exceed the monthly cap are subject to holds by PRI for a period of 90 days. In the event retrieval requests or Chargebacks exceed one percent of your monthly Sales Transaction volume, PRI may impose a lower cap or require increased reserves without prior notice.

19.3	PRI’s security review procedures may result in any Bank Card Transactions for mail and telephone orders being held for verification purposes at any time.

19.4	Merchant acknowledges that all mail and telephone order charges are difficult to defend against Chargeback requests, so Merchant shall take reasonable precautions to protect against Chargebacks, including:

•	Delivering merchandise only to the Cardholder’s billing address where the Issuer sends the Interchange System billing;

•	Using a delivery service that maintains shipping logs and requires signature by the person receiving merchandise; and

•	Using address verification service and not processing sales unless all information matches information from the address verification service.

19.5	Notwithstanding any other provisions in this Agreement, you shall not solicit or accept Cardholder computer-generated orders for any Bank Card Transaction without the prior, written consent of PRI and on such terms and conditions as PRI, in its sole discretion, may require.

Operational Rules: Additional Terms

20.1	This Agreement is made subject to the Operating Rules. As part of your participation in the Program, you agree to be bound by and to fully comply with the Operating Rules and by all amendments or additions that may be made from time to time. You agree to indemnify and hold harmless PRI or its designated Settling Bank, the Interchange System, and their respective members for any failure by you to comply with the Operational Rules. The Operational Rules shall control to the extent of any inconsistency with this Agreement. This Agreement shall be automatically amended to reflect any change in any applicable Operational Rule.

20.2	You represent and warrant to PRI that all information set forth in this Agreement, including all of the information provided to PRI as part of your Merchant Bank Card Application and Agreement, is true and complete. You covenant and warrant that all additional materials that you may submit to PRI in the future with respect to the Program shall be true and complete You acknowledge that PRI, as part of the approval and retention process, has relied and will rely on information and materials submitted by you, including for the purpose of credit analysis, because your credit standing is an integral part of the economic basis for this Agreement. You agree to promptly notify PRI in writing of any changes that may occur from time to time regarding any such information and materials.

Records and Business Practices

21.1	Inspection of Books and Records. Representatives of PRI and the Interchange System may, during normal business hours, inspect, audit, and make copies of your books, accounts, records, and files pertaining to any Bank Card Transaction or the Program. The Interchange System requires you to retain either the original or a microfilm copy original of all records of each Bank Card Transaction, including any refunds or credits, for a minimum period of three years from the processing date. You may be required to retain such records for a longer period under federal law or state law, or both. You shall retain all original or microfilm copies of the original Sales Drafts and Credit Vouchers in chronological order based on the Bank Card Transaction date.

21.2	Disclosure of Information. You shall not, under any circumstances, disclose any Cardholder’s name, Cardholder’s account information, or other personal information in the form of imprinted Sales Drafts and Credit Vouchers, copies of imprinted Sales Drafts and Credit Vouchers, mailing lists, tapes, or other media obtained in connection with any Bank Card Transaction to any person or Entity other than PRI, except as specifically required by law or the express terms of this Agreement. You shall store all media containing Cardholder names, Cardholder account information, and other personal information, as well as Bank Card imprints (such as Sales Drafts and Credit Vouchers, auto rental agreements, and carbons) in an area limited to selected personnel and, prior to discarding any such information, destroy it in a manner that renders the data unreadable.

21.3	Obligations to Cardholders. You shall fulfill completely all of your obligations to each Cardholder under the terms of any Bank Card Transaction. By presenting a Sales Draft to PRI, you warrant and covenant that the goods or services sold have been or will be delivered or performed in accord with these Additional Terms and Conditions.

21.4	Other Charges and Conditions. In connection with any Sales Transaction, you shall not, directly or indirectly, require any Cardholder to pay a surcharge, or to pay any part of any Discount or charge imposed upon you by this Agreement, through any increase in price or otherwise. You shall not, directly or indirectly, require any Cardholder to pay any contemporaneous finance charge or any special charge not also required from a person paying cash. You shall not extract any special agreement or security from any Cardholder. This Section 21.4 shall not, however, be construed as prohibiting discounts to customers for payments in cash or for charges (such as bona fide commissions, fees for special handling or expedited services, postage and handling, and similar charges that are charged to the Cardholder regardless of the form of payment.

21.5	Cash Payments and Taxes. You shall not receive any payment from a Cardholder with respect to charges for merchandise or services that are

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included on any Sales Draft. The amount of any applicable federal, state, or local tax shall be shown separately on the Sales Draft and shall not be separately collected.

21.6	No Laundering. You shall deposit Sales Drafts that represent bona fide sales of merchandise or services by you in the ordinary course of your business only You shall not deposit any Sales Draft arising from (a) sale of merchandise or services other than the merchandise or services specified in the Merchant Bank Card Application and Agreement; or (b) sale of merchandise or services, either directly or indirectly, by any other source or in connection with any other business.

21.7	Refinancing of Previously Existing Obligations. You shall not deposit any Sales Draft that represent the refinancing of an existing obligation of a Cardholder, including any obligation (a) previously owed to you; (b) arising from the dishonor of the Cardholder’s personal check; or (c) representing the collection of any other preexisting obligation.

21.8	Re-depositing of Bank Card Transactions. You shall not re-deposit any Sales Draft that has been previously charged back and not re-presented. This subsection applies to Bank Card Transactions processed with or without the Cardholder’s permission.

21.9	Fraudulent Transactions. You shall not present any records of Bank Card Transactions that you know or should know to be fraudulent or not authorized by the Cardholder. For purposes of this Section 21.9 and any other part of this Agreement, you shall be responsible and liable for the actions of your employees.

21.10	Magnetic Stripe EDC Terminal. If you are using an EDC Terminal that reads the magnetic stripe on a Bank Card, you shall not print or display more information that than which is normally embossed on the front of the Bank Card.

21.11	Discriminatory Practices. You shall not engage in acceptance practices or procedures that discriminate against, or discourage use of, any Bank Card in favor of any other competing brand that you also accept.

21.12	Script. You shall not deposit any Sales Draft that arises from acceptance of a Bank Card at terminals that dispense scrip.

21.13	Traveler Cheques. You shall not effect a Sales Transaction representing the sale of traveler cheques if the sole purpose of the sale is to allow the Cardholder to make a cash purchase of merchandise or services from you.

Indemnification: Additional Costs

22.1	You shall indemnify and hold PRI or its designated Settling Bank, the Interchange System, and their respective officers, directors, agents, successors, and assigns harmless from and against all liability, loss, damage, claim, action, and expenses (including reasonable attorney fees) based upon or arising out of (a) any breach by you of any representation, warranty, or covenant set forth in this Agreement or (b) any failure by you to fully comply with me terms and conditions of this Agreement and the Operating Rules.

22.2	You shall be liable for and shall reimburse both PRI for any and all costs, expenses, and charges, including, without limitation, reasonable attorney fees and administrative costs and fines incurred by PRI in the (a) collection of any amount owed by you under this Agreement; (b) enforcement of any term of this Agreement; or (c) processing of Chargebacks.

Limitation of Liability

23.1	IN NO EVENT SHALL PRI OR ITS DESIGNATED SETTLING BANK BE LIABLE UNDER ANY THEORY FOR ANY LOST PROFITS, EXEMPLARY, PUNITIVE, SPECIAL, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER LEGAL OR EQUITABLE THEORY.

Disclaimer of Warranties

24.1	PRI SPECIFICALLY DISCLAIMS ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY. THIS AGREEMENT IS A SERVICE AGREEMENT, AND THE PROVISIONS OF THE UNIFORM COMMERCIAL CODE SHALL NOT APPLY TO IT.

Renewal and Termination of Agreement

25.1	The Term of this Agreement shall be three years commencing on the later of (a) the date of acceptance of this Agreement by a duly authorized representative of PRI at its California offices; or (b) the date mat Merchant commences processing. Thereafter, this Agreement shall be automatically renewed for successive like three year terms unless sooner terminated pursuant to the terms and conditions of this Section 25.1. This Agreement may be terminated by PRI or Agent Bank for any cause or reason or for no reason whatsoever by written notice to the other party, and such termination shall become effective on the later of either 15 days from the date of delivery of me notice or me termination date specified in the notice. In addition, if you default in any material respect in the performance of any of your obligations under this Agreement or take any action that PRI considers to be injurious to Cardholders, or in the event the Interchange System notifies PRI that you are prohibited from participating in the Interchange System, PRI may terminate that Agreement immediately by giving oral or written notice to you, and termination shall become effective immediately. The rights of PRI to terminate under this Section 25.1 are cumulative, and the existence of a right under one provision is not exclusive of a right under any other provision. Termination of this Agreement prior to expiration of the Term or any renewal Term shall result in me assessment of an account termination fee in an amount equal to me greater of (i) the average monthly processing fees charged to me merchant for me previous 12 months (or such shorter time if the merchant has processed for less than 12 months) multiplied by the number of months remaining under the agreement, or (ii) $250.

25.2.	In addition to specific obligations otherwise noted in this Agreement, each of the following obligations shall continue after the effective date of termination;

(a)	Your obligation to maintain sufficient funds in me Settlement Account as required by Section 2 of these Additional Terms and Conditions

(b)	Your obligation to deposit all Sales Drafts and Credit Vouchers within the time periods specified in this Agreement for Bank Card Transactions

(c)	Made prior to the Effective Date of termination;

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(d)	Your obligation with respect to Sales Drafts and Credit Vouchers accepted by PRI as set forth in this Agreement prior to the effective date of termination;

(e)	Your obligation not to use any promotional materials, trademarks, service marks, and logotypes associated with Bank Cards after me effective date of termination of this Agreement;

(f)	Your obligation to return all unused promotional materials as set forth in this Agreement;

(g)	Your obligation to make your books and records pertaining to Bank Card Transactions available for inspection for at least three years from the date of the Bank Card Transaction;

(h)	Your obligation not to disclose information pertaining to a Cardholder’s account; and

(i)	Your obligation to fulfill completely all of your obligations to Cardholders.

Assignment: Third Party Agents

Merchant shall not assign, subcontract, license, franchise, or in any manner attempt to extend to any third party any right or obligation under this Agreement. PRI may assign this Agreement at any time without notice.

You may designate a third party, which does not have a direct agreement with PRI, as your agent for the purpose of delivering data-captured Bank Card Transactions at the point-of-sale by such agent. If you elect to use a third party as your agent for direct delivery of data-captured Bank Card Transactions to the Interchange System for clearing and settlement, you shall:

(a)	provide written notice to PRI of your election and obtain me prior, written consent of PRI;

(b)	understand and agree that the obligation of PRI to pay you for a Sales Draft is limited to the amount (less the applicable Discount and any adjustment) delivered by the agent to me Interchange System; and

(c)	Be solely responsible for any failure by the agent to comply with any term of this agreement or any Operating Rule, including, but not limited to, any violation that results in a revocation of a prior receipt of a Sales Draft.

Entire Agreement: Binding Effect

27.1	This Agreement sets for the entire understanding and agreement between the parties with respect to me Program and the subject matter hereof and replaces any Bank Card or similar agreement entered into between the parties.

27.2	This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors, and assigns to me extent allowed by this Agreement. Nothing in this Agreement, express or implied, is intended to confer or shall be deemed to confer upon any persons or Entities not parties to this Agreement any rights or remedies by reason of this Agreement, as a third-party beneficiary or otherwise.

Amendments: Waiver

28.1	Except as otherwise specifically provided in this Agreement, no provision of this Agreement may be amended, modified, or waived except by a written agreement signed by PRI or a written notice sent by PRI. This Agreement may be amended by PRI from time to time upon written notice of the change(s) in terms or conditions. Any amendment to this Agreement shall be effective when expressly agreed or the later of the effective date contained in the notice or 15 days after the notice is mailed.

Severability

29.1	The invalidity of any section, paragraph, sentence, or part of this Agreement shall not affect the validity of any other section, paragraph, sentence, or part of this Agreement.

Notices

30.1	All notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed delivered when given by personal delivery, telefax (confirmed by a mailed copy), or first-class mail, postage prepaid, addressed as follows:

(a)	If to PRI:

Payment Resources International

620 Newport Center Drive, Suite 150

Newport Beach, CA 92660

Attn: Vice President

Telephone: (949) 729-1400

Fax: (949) 655-4141;

If to Agent Bank:

KeyBank National Association

4410 Tiedeman Road

2nd Floor

Brooklyn, OH 44144

Fax: (216) 813-1514

(b)	If to you, at the address written on the signature page of this Agreement; or

(c)	To such other address as any party from time to time may be written notice designate to each other party.

Contact Person

31.1	You should contact the following person regarding any questions you may have regarding this Agreement:

Customer Service Representative

Payment Resources International

620 Newport Center Drive, Suite 150

Newport Beach, CA 92660

Telephone: (888) 835-1777

Fax: (949) 655-4141

Governing Law: Exclusive Jurisdiction and Venue

32.1	This Agreement is a contract made under, and shall be governed by and construed in accordance with, the law of the State of California applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State. Each party agrees that any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby shall be brought in any court of the State of California sitting in Orange County, California, or in any court of the United States of America sitting in Orange County, California, and each party hereby submits to and accepts generally and unconditionally the jurisdiction of such courts with respect to its person and property and irrevocably consents to the service of process in connection with any such action or proceeding by personal delivery to such party or by registered or certified mail, postage prepaid, to such party at the address set forth in Section 30.1 of these Additional Terms and Conditions. Each party hereby irrevocably waives any objection to venue of any such lawsuit or proceeding in the above described courts.

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Counterparts

33.1	This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and such counterparts shall together constitute one and the same instrument.

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Data Processing and Payment Collection Agreement (ACH PROCESSING)

This Data Processing and Payment Collection Agreement (this “Agreement”) is entered into as of the date set forth below, by and among the undersigned client (“Client”) and Payment Resources International (hereinafter “PRI”), a corporation organized and existing under the laws of the State of Nevada with its principal place of business at 620 Newport Center Drive, Suite 150, Newport Beach, California 92660.

WHEREAS: PRI is an item processor and provides Automated Clearing House (“ACH”) and EFT services (“Services”) for the collection and payment of Payments and Deposits to the accounts of Consumers and Businesses (collectively, “Customers”) and;

WHEREAS: CLIENT wishes to initiate ACH transactions and desires to engage PRI to process those ACH transactions items initiated by CLIENT.

NOW, THEREFORE, the parties intending to be legally bound do hereby agree as follows:

1.	Headings and Captions. Unless the context otherwise clearly requires, words used in the singular include the plural, and words used in the plural include the singular. The captions and headings contained in this Agreement are for the convenience of the parties only and shall not be construed to limit or otherwise define the scope of this Agreement. This Agreement shall not be deemed to have originated with either party hereto.

2.	Definition of Terms. Except as otherwise specifically indicated, the following terms shat) have the following meanings in the Agreement:

a.	Banking Day: Any business day, during which PRI is open for business, but does not include any Saturday or Sunday, or Holiday observed by the Federal Reserve.

b.	Account: A deposit account established by Customers at a Federal Reserve member bank that has the ability to receive Automated Clearing House (“ACH”) items from the Federal Reserve for debit and credit to the account.

c	EFT Data: Electronic Funds Transfer (“EFT”) Data, is that certain data collected by CLIENT indicating funds to be distributed by credit or debit to Customers’ accounts of Customers authorizing such credit or debit.

d.	Collected Funds: Funds collected from the Federal Reserve as a result of the processing of EFT Data entries.

e.	Settlement Date: A date specified by CLIENT, on which date EFT Data Entries will be available to Customers’ banks that receive EFT Data from the Federal Reserve.

f.	Customer: Those consumers or businesses who have given authorization to CLIENT for CLIENT to initiate credit or debit entries to the accounts of those CUSTOMERS.

g	Sponsor Bank: The bank designated by PRI which is a Federal Reserve depository with Agreements between itself, PRI and the Federal Reserve to electronically transfer funds between member banks of the Federal Reserve Banking System.
3.	Engagement. CLIENT hereby retains and appoints PRI as CLIENT’S exclusive data processing and collection agent for processing ACH transactions originated by CLIENT for credit and debit to accounts of Customers, who have agreed to such transactions, in accordance with the terms and conditions contained herein.

4.	Fees. For the services performed herein by PRI, CLIENT agrees to pay the fees as detailed in the Fee Addendum, which is attached hereto and made a part hereof. CLIENT understands that some fees may be subject to tax and agrees to pay all applicable tax. Increases in fees charged by Sponsor Bank will be passed through to CLIENT, without notice, and the Fees may be changed by PRI at any time upon Thirty (30) days prior written notice to CLIENT. Client may be assessed an Investigation Fee equal to $25 for each item investigated and/or 10% of the amount investigated each month for all sums that PRI is required to investigate as a result of CLIENT’S conduct.

5.	Term and Termination. The initial term of this Agreement shall be for a period of three (3) years beginning on the later of (a) the date of acceptance of this Agreement by PRI; or (b) commencement of processing (the “Term”), and shall renew for additional successive three (3) year terms unless any party hereto provides the other written notice of its intent not to renew prior to the expiration of the current term. Additionally, PRI shall have the right to terminate this Agreement at any time without cause. Termination of this Agreement prior to the expiration of the Term or any renewal Term, shall result in the assessment of an account termination fee in an amount equal to the greater of (a) the average monthly processing fees charged to client over the last 6 months (or shorter time if not processing for 6 months) multiplied by the number of months remaining on the Term; or (b) $295.00; in addition to all other amounts owed by CLIENT to PRI.

6.	Upon Default. Either party shall have the right to terminate this Agreement effective immediately, if either party is in default of any obligation under this Agreement and default continues for 30 days following notice from the other party, or if either party is declared bankrupt, files a petition under any bankruptcy laws, has a receiver appointed for all or substantially all of its property, or makes an assignment of all or substantially all of its assets for its creditors.

7.	Upon Termination. All rights and obligations hereunder shall cease except CLIENT’S obligations (A) to pay the applicable fees for any services performed by PRI prior to the effective date of termination: B) to pay for any items returned unpaid (“Returned Items”) subsequent to the effective date of termination for which PRI shall hold from the final deposit to the Settlement Account for sixty (60) days a balance sufficient to cover Returned Items and any unpaid fees payable to PRI, and C) within ninety (90) days of termination of this Agreement CLIENT shall return to PRI all materials that are the property of PRI and provided by PRI to CLIENT, as part of the services contemplated hereunder, including, but not limited to software, hardware, manuals and instructions.

8.	Responsibilities of the Parties. In connection with the engagement of PRI by CLIENT, the parties hereby agree that each shall have the responsibilities set forth hereunder:

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9.	CLIENT shall be responsible for the following:

a.	Settlement Account. CLIENT shall, at all times, maintain an Account (“Settlement Account”) at a bank that is a member of the Federal Reserve ACH System. All credits for collected funds and debits for fees, payments and Returned Items under the terms of this Agreement shall be made to the Settlement Account For the services to be performed by PRI hereunder as set forth in the Specifications as published from time to time by PRI, CLIENT authorizes PRI to credit and or debit the Settlement Account, and CLIENT warrants that it shall, at all times, maintain a sufficient balance in said account to cover overdraft of the Escrow Account as might result from Returned Items and service fees, and other charges plus such additional fees charged by PRI for the performance of services beyond the terms of this Agreement or resulting from increased expenses incurred by the failure of CLIENT to furnish data as specified in the Specifications as published from time to time by PRI, upon demand of PRI. CLIENT may not close or change the Settlement Account without written notice to PRI. CLIENT will be solely liable for alt fees and costs associated with the Settlement Account and for all overdrafts CLIENT hereby grants to PRI a security interest in the Settlement Account as well as any other account owned by Client to the extent of any and alt fees, payments and Returned Items which may arise under this Agreement, and CLIENT shall execute any document and obtain any consents or waivers from. the bank at which the Settlement Account is maintained as requested by PRI to protect its security interest therein.

b.	Notice of Intent. CLIENT shall provide PRI with immediate notice of intent to 1). Transfer or sell any substantial part of its total assets, or liquidate; 2). Change the basic nature of its business, including selling any products or services not related to its current business; 3). Change ownership or transfer control of its business; or 4). Enter into any joint venture, partnership or similar business arrangement whereby any person or entity not a party to this Agreement assumes any interest in CLIENT’S business. Failure to provide notice as required above may be deemed as material breach and shall be sufficient grounds for immediate termination of the Agreement. In the event any of the changes listed above should occur, PRI shall have the option to renegotiate the terms of this Agreement or provide thirty (30) days notice of termination.

c.	Non-Disclosure of Customer Information. CLIENT will not, under any circumstances, disclose any CUSTOMER’S account number or any information relating to any CUSTOMER’S account, or any sales information, to any person other than PRI, except as expressly authorized in writing by CUSTOMER, PRI as required bylaw.

d.	Returned Items. CLIENT is liable for repayment to PRI for all Returned Items. PRI will comply with ACH Associations and the Federal Reserve prevailing regulations in processing any Returned Items which result from CUSTOMER disputes. However, all disputes which are not or cannot be resolved through established returned item procedures shall be settled between CLIENT and the CUSTOMER, and CLIENT will indemnify PRI and will provide reimbursement for all expenses, including reasonable attorney’s fees, which It may incur as the result of any CUSTOMER claim which is pursued outside the ACH Association or Federal Reserve rules and regulations.

e.	Delivery of EFT Data. CLIENT shall deliver EFT data necessary for ACH processing in such form and at such times and in accordance with the Specifications as published from time to time by PRI. CLIENT will cause the EFT data to be current and accurate at all times. CLIENT warrants to PRI that all data and entries contained in EFT Data and delivered to PRI by CLIENT will be in accordance with the Specification as published from time to time by PRI; will contain true and accurate information; will be authorized by Consumers; and if a telephone initiated entry, CLIENT warrants that there is an existing relationship with the CONSUMER or the CONSUMER initiated the telephone call. CLIENT assumes the responsibility for storage of all CONSUMER authorizations. Failure to provide PRI with requested CUSTOMER authorization documentation within five (5) business days after receipt of such request may be deemed as material breach and shall be sufficient grounds for immediate termination of the Agreement. CLIENT will maintain documentation for a period of SIX (6) years past the date of the last transaction to any Account. PRI shall have no liability to CLIENT, Customer, or third parties in the event Collection data is inaccurate or incomplete.

f.	Timely Delivery. CLIENT shall cause the EFT data to be delivered to PRI in a timely fashion to permit the electronic processing on the date designated by CLIENT which is estimated to require the delivery of the EFT Data not less than (2) banking days prior to the scheduled processing date.

g.	Delivery of Payroll Funds. CLIENT shall cause payroll funds to be delivered by wire transfer at least Three (3) Banking Days (“Lead time”) prior to the Settlement Date designated by CLIENT in an amount sufficient to cover payroll deposits, fees and other charges to PRI (“Payroll amount requirement”) in accordance with the Specifications as published from time to time by PRI. CLIENT understands and agrees that in the event payroll funds are not delivered in accordance with the above Lead time, or that the Payroll amount requirement is insufficient, the Settlement Date will be delayed to allow for sufficient Lead time and sufficient Payroll amount requirement.

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h.	Exclusive. CLIENT agrees that PRI shall be its sole provider of ACH services during the term of this Agreement.

i.	Compliance. CLIENT warrants and agrees that CLIENT shall fully comply with all federal, state, and local laws, rules and regulations, as amended from time to time, including the Federal Truth-in-Lending Act and Regulation E of the Board of Governors of the Federal Reserve System.

j.	Acceptance by PRI. This Agreement shall be effective only upon acceptance by PRI. In the event CLIENT is not accepted for the services as contemplated herein, any fees paid to PRI shall be non-refundable.

10.	PRI shall be responsible for the following:

a.	Document Preparation. PRI shall consult and assist CLIENT on the form and content of documents to be filed with Sponsor Bank, PRI and Consumers.

b.	Format of EFT Data. PRI shall provide CLIENT with consultation on the format and specification of EFT data.

c.	Escrow Account. PRI shall establish and maintain an account (“Escrow Account”) for deposit of Collected Funds and payment of returned Items and service fees, and other charges (“Other Fees”) incurred by PRI. Sponsor Bank and the Federal Reserve hereunder. CLIENT understands and agrees that: 1). PRI shall deposit all Collected Funds to the Escrow Account. 2). PRI shall hold One Hundred Percent (100%) of Collected Funds (“Hold amount”) in the Escrow Account for a period of THREE (3) Banking Days, or such other time period that may be established by PRI pursuant to its underwriting of Client (“Hold period”), 3). PRI shall, at the expiration of the Hold period, transfer the Collected Funds, less a reserve amount (“Reserve amount”) established for Client pursuant to PRI’s underwriting of Client, by EFT to the Settlement Account. Such transfer shall be in such form and at such times and in accordance with the Specifications as published from time to time by PRI. CLIENT further understands and agrees that PRI shall hold any Reserve amount for a period of Thirty (30) days from the date of collection (“Reserve Period”). PRI shall release the Reserve amount to the credit of the Escrow Account at the expiration of the Reserve Period. CLIENT understands and agrees that the Hold amount, Hold period, Reserve amount and Reserve Period may be adjusted by PRI, at the sole discretion of PRI, to insure availability and sufficiency of funds to cover Other Fees.

d.	Electronic Bulletin Board. PRI shall provide an electronic means (electronic bulletin board service, or other like service) for the purpose of receiving EFT Data from CLIENT, posting return items, correction notices and account statements for CLIENT. CLIENT understands and agrees that it is CLIENT’S responsibility to pickup, by electronic means, the statements and return notifications from the electronic bulletin board service.

11.	Force Majeure. Except when prevented from doing so by causes beyond its control, including, but not limited to Acts of God, strikes, mechanical or electrical breakdown, fire, flood, war, governmental action, accident, PRI shall process EFT data furnished by CLIENT and observe the processing schedules set forth in the Specifications as published from time to time by PRI, and deposit of funds in the Escrow and Settlement Accounts.

12.	Materials. CLIENT acknowledges that all materials provided to CLIENT by PRI in contemplation of and in fulfillment of this Agreement, are the property of PRI. CLIENT shall guard against unauthorized duplication that would be a violation of United States copyright law and international treaty provisions.

13.	Use of Independent Sales Organization. CLIENT acknowledges that PRI may use an independent sales organization/member service provider (“ISO/MSP”) operating under applicable ACH Associations1 rules, and the Rules and Regulations of the Federal Reserve System. ISO/MSP is an independent contractor and not an agent of PRI. ISO/MSP has no authority to execute the Agreement on PRI’s behalf or to alter the terms hereof without PRI’s prior written approval.

14.	Sole Obligation. PRI’s sole obligation to CLIENT hereunder is to perform the services agreed upon, exercising the same degree of care used in processing items and data for its own use. PRI shall not be liable for the insolvency, neglect, misconduct, mistake or default of any other bank, corporation or person. In no event shall PRI be liable for any loss, destruction, mutilation, damage or theft, resulting from any cause whatsoever, of any data, entries, or items, except those resulting from the willful misconduct, gross negligence or fraudulent act of Prior its employees.

15.	Record Maintenance. This Agreement, and the performance by PRI of its services hereunder, shall not relieve CLIENT of any obligation imposed by law or contract, regarding the maintaining of records or other matters nor from employing, adequate audit, account and review practices customarily followed by similar businesses.

16.	Indemnification. CLIENT agrees to indemnify and to hold PRI, Sponsor Bank and the Federal Reserve free and harmless from any and all liability, claims, and damages (including attorney’s fees and costs) which PRI, Sponsor Bank and the Federal Reserve may suffer or incur by reason of providing the services contemplated herein, including but not limited to any liability incurred by PRI with respect to the warranties and indemnities required to be made by PRI to Sponsor Bank or the Federal Reserve, its representatives, and other banks under the (“Operating Rules”) of the National Automated Clearing House, except any liability, claims, or damages caused by PRI’s gross negligence, or failure to exercise reasonable care in performing its services hereunder. This article shall survive termination of this Agreement.

17.	Warranty of Application. In accordance with this Agreement, CLIENT has executed and delivered to PRI a document entitled “Data Processing and Payment Collection Application” containing, among

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other things, certain information regarding the nature of CLIENT’S business, its form of business organization, and the individual principal owners of CLIENT. CLIENT represents and warrants to PRI that all information and all statements contained in such Data Processing and Payment Collection Application are true, correct and complete as If set forth in this Agreement. CLIENT FURTHER AGREES TO NOTIFY PRI IN WRITING OF ANY AND ALL CHANGES WHICH MAY OCCUR FROM TIME TO TIME REGARDING ANY INFORMATION CONTAINED IN SUCH DATA PROCESSING AND PAYMENT COLLECTION APPLICATION, INCLUDING BUT NOT LIMITED TO: THE IDENTITY OF PRINCIPALS AND/OR OWNERS, THE FORM OF BUSINESS ORGANIZATION (i.e. SOLE PROPRIETORSHIP, PARTNERSHIP, ETC.), TYPE OF GOODS AND SERVICES PROVIDED, AND HOW SALES ARE COMPLETED (i.e. BY TELEPHONE, MAIL, OR IN PERSON AT THE CLIENT’S PLACE OF BUSINESS). Such notice must be received by PRI within ten (10) business days of such occurrence. CLIENT acknowledges that PRI may from time to time request updated credit information on CLIENT’S business and CLIENT further agrees to provide updated financial statements and other information within a reasonable period of time as PRI may request. CLIENT shall be and remain fully liable to PRI for any and all losses, costs, claims, and expenses suffered or incurred by PRI, arising out of or resulting from CLIENT’S failure to report all such changes to PRI in accordance herewith.

18.	Notices. Any notice required or allowed to be given under this Agreement shall be addressed to the other party as follows: For PRI: at its principal place of business as listed above; For CLIENT: at the address listed on the attached “Data Processing and Payment Collection Application”. Any notice so addressed shall be deemed delivered on the date received.

19.	Invalidity. If any provision in this Agreement is held by a Court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions will nevertheless continue in full force without being impaired or invalidated in any way

20.	Facsimile. This Agreement may be executed in one or more separate counterparts and conveyed by facsimile, each of which, when so executed shall be deemed an original and shall together constitute one and the same instrument which may be sufficiently evidenced by anyone counterpart, each of which shall be fully effective against the parties executing the same (even if by facsimile) and all parties claiming under or through them.

21.	Assignment. PRI shall have the right to assign this Agreement and PRI’s rights thereunder to any corporation or other entity which PRI may hereafter merge or consolidate, or to which PRI may transfer all or substantially all of its assets provided such corporation or other entity assumes all of PRI’s obligations thereunder.

22.	Limitation of Liability. Any legal action undertaken by CLIENT pursuant to any of the terms or conditions or the interpretation thereof shall be commenced within six (6) months of said termination. CLIENT agrees hereby that after a term of six (6) months has expired, no legal action against PRI may be brought in any court regarding any term or condition of this Contract.

23.	Entire Agreement. This contract cancels any previous contract written and executed at PRI Further, this Agreement constitutes the entire Agreement between parties and each of the parties hereto acknowledges and agrees that there are no other agreements, either written or oral, governing their relationships or Fees.

24.	Amendment. Except as otherwise provided herein, no provision of this Agreement may be amended or modified except in writing signed by PRI. Any amendment to this Agreement shall be effective the later of either the effective date contained in the notice of acceptance or fifteen (15) days after the notice is mailed, or when expressly agreed.

25.	Guarantors. The undersigned owners/officers (“Guarantors”), by their execution of this Data Processing and Payment Collection Agreement, hereby unconditionally and irrevocably personally guarantee the full and faithful performance or payment by CLIENT of each and all of its duties and obligations herein set forth and contained, whether prior or subsequent to termination or expiration hereof.

26.	Attorney’s Fees. Should either party pursue an action in court or arbitration against the other regarding any provision of this Agreement, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney’s fees.

27.	Binding Effort; Governing Law; Jurisdiction and Venue. Any action or proceeding on the Agreement by or against PRI shall be initiated and maintained under the jurisdiction of the State of California with venue in the courts of Orange County, in which case this Agreement shall be construed and governed by the laws of the State of California.

Sample ACH Authorization:

I authorize [Name of Merchant], “MERCHANT” to initiate Debits and or Credits to my checking account at the Depository Financial Institution “BANK”, as indicated by the Transit Routing Number that I have supplied on this form, and BANK to pay such Debit or Credit. This authorization is to remain in full force and effect until MERCHANT or BANK has received written notification from me of its termination in such time and in such manner as to afford MERCHANT or BANK a reasonable opportunity to act on it.

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EXHIBIT 2.1(H)

ACCESS TERMS

1. Equipment and Network. Bank shall be solely responsible for supplying and installing the necessary hardware and software at Bank’s location(s) for the purpose of connection to the Company computer network and resources (the “Computing Resources”). Bank shall abide by Company’s security measures to restrict unauthorized access to Computing Resources.

2. Authorized Users.

(a) Bank shall provide written notification to Company’s IT Systems Manager of the employees, agents, or subcontractors designated by Bank to have access to the Computing Resources under this Agreement (“Authorized Users”). The listing of initial Authorized Users is attached hereto as Schedule 1. Bank shall provide Company’s IT Systems Manager the information regarding each Authorized User reasonably required by Company, including, but not limited to, the Computing Resources each Authorized User will access and the method of each Authorized User’s access to the Computing Resources.

(b) Authorized Users must be an employee of Bank and have a need pursuant to the Agreement to access the Computing Resources. A prospective Authorized User shall be subject to approval by Company’s IT Systems Manager, such approval not to be unreasonably withheld or delayed. Upon such approval, Schedule 1 shall automatically be deemed amended to include such Authorized User.

(c) Authorized User identification and authentication shall be maintained and managed by Company’s IT Systems Manager. Bank shall use commercially reasonable efforts to ensure each individual Authorized User shall access the Computing Resources utilizing their individual identification number and password as issued by Company’s IT Systems Manager and Authorized Users shall not share identification numbers and passwords with other employees, agents or any other third party. Bank shall promptly notify Company’s IT Systems Manager of any suspected compromise or misuse of identification numbers and passwords assigned to its Authorized Users.

(d) Bank warrants and represents that all its Authorized Users are and will continue to be employees of Bank for so long as such Authorized Users have access to the Computing Resources. In conformance therewith, Bank shall promptly notify Company’s IT Systems Manager of any Authorized Users who cease to require access to the other party’s Computing Resources as a result of a change of responsibilities or employment and in such circumstance, Schedule 1 shall automatically be deemed amended to delete such Authorized User.

(e) Bank shall use commercially reasonable efforts to ensure that each of its Authorized Users complies with the terms of this Exhibit and that no such Authorized User introduces a computer virus to the Computing Resources or takes any other action that adversely affects the Computing Resources. Bank is responsible for any of its Authorized Users non-compliance with the terms of this Exhibit.

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(f) Company’s IT Systems Manager, in his or her sole discretion, may terminate at any time any Authorized User’s access to any or all of the Computing Resources, including, but not limited to, immediately deactivating any passwords and/or identification numbers believed to be compromised. Should Bank’s access be terminated due to a violation of this Exhibit 2.1(H). Company and Bank will discuss in good faith a cure to the violation(s) that led to the termination of the access. In addition, during any period where Bank does not have access for any reason, Company will provide the information to Bank via other means such that Bank will be able to fulfill its obligations and exercise its rights under this Agreement. If Company at any time fails to do so, Bank at its option may obtain all such information directly from the Third Party Provider (or any successor thereto), and, notwithstanding any provision to the contrary in the Processing Agreement (or comparable agreement with any successor to the Third Party Provider), Company hereby authorizes and directs Third Party Provider (and any successor thereto) to provide such information directly to Bank for such purpose.

(g) All Authorized Users of Bank who will be provided access to Computing Resources shall be required to sign and comply with a document substantially similar to Schedule 2 attached hereto.

3. Computing Resource Limitations. Bank shall, and shall use commercially reasonable efforts to ensure that its Authorized Users do not, access or utilize the Computing Resources for any purpose not authorized in this Exhibit or the Agreement.

4. Security Measures. Bank shall comply with and shall not attempt to circumvent or bypass Company security procedures and provisions. Bank shall comply with all applicable law relating to unauthorized access to data or unauthorized activities.

5. Confidentiality. All information received by Bank as a result of access to the Computing Resources shall be considered Company’s Confidential Information under the Agreement, unless excluded from such definition pursuant to the provisions of Section 10.2.

6. Audits. Company may audit Bank’s compliance with the provisions of this Exhibit.

7. Duty to Report. Upon learning of (a) any potential misuse or compromise of the Computing Resources, or (b) any potential misuse or unauthorized access to or disclosure of Confidential Information, Bank shall immediately notify Company’s IT Systems Manager. If requested, Bank shall promptly furnish to Company a written report detailing the nature of the incident or potential misuse or compromise, what steps have been or will be taken to correct and stop any damage that may have been caused and what steps will be taken to reduce the likelihood of reoccurrence. Such duty to notify shall comply with applicable law and industry regulations regarding such matters.

8. Duty to Cooperate. Bank will cooperate fully with Company and law enforcement agencies in any investigation of a breach of security or damage to the Computing Resources.

9. Indemnification. Subject to the limitations and waivers set forth in the Agreement, Bank agrees to indemnify Company and Company’s directors, officers, employees

2

and agents and hold Company and such persons harmless from and against any and all liabilities, losses, costs or expenses, including reasonable attorneys’ fees and expenses, (i) that result or arise out of Bank’s breach of its obligations under this Exhibit; (ii) that arise out of any third party claim against Company relating to this Exhibit that arises out of Bank’s breach of its obligations under this Exhibit or Bank’s negligence or intentional misconduct; or (iii) that results from the violation of any proprietary rights of a third party, including, without limitation, confidentiality of data or software, caused by Bank’s employees or agents.

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SCHEDULE 1

AUTHORIZED USERS

To Be Supplied at Time of Transfer of BINs and ICAs

4

SCHEDULE 2

ACCESS FORM

See Attached Form

5

CB&T

System Access Request

Request Type	Effective Date:
☐ New User
☐ Update User	User Name (first, middle initial, last)

Title

User Phone	CB&T Department

CB&T Manager Phone	CB&T Approving Manager

Please select the access levels required to perform job functions and submit to the TransFirst IT Department at 1100 South McCaslin Boulevard, Suite 100, Superior, Colorado 80027. Access will be granted within 2 working days.

ONTRAK ACCESS	☐

☐ AppTrak
☐ HelpTrak
☐ CodingTrak
☐ MaintenanceTrak
☐ GenieTrak
☐ MonthEndTrak (Sttlmnt/Acctg Mgr approval)
☐ BackTrak (CB Mgr approval)
☐ WarningTrak (RiskMgr approval)
☐ ACHTrak (Sttlmnt/Acctg Mgr approval)	☐
☐ CashTrak (Sttlmnt/Acctg Mgr approval)
☐ OrderTrak (Ops Mgr approval)

MISCELLANEOUS ACCESS

6

VENDOR REMOTE ACCESS

☐ TSYS MAS Inquiry Only Add/Maintain
☐ TSYS TSA Inquiry Only Add/Maintain
Copy whom?
☐ TSYS EXTRA w/New App macro
☐ TSYS EXTRA w/QC macro
☐ POS Portal
☐ e-Connections
☐ HDC

Logins Assigned/Deleted by Coding Supervisor

☐ ProComm MMS Login
☐ UTS Express MAPP Login
☐ OutsideView PNS Login
☐ TransFirst Remote Access (VPN) (Requires CTO approval) Approval
☐

User Signature:	CB&T Supervisor Signature:

IT DEPT USE ONLY
Completed By	Tested/Reviewed By

Statement of Understanding

I,                    , hereby acknowledge and agree that if TransFirst agrees to furnish me with access to the TransFirst network, I am responsible for reading and complying with TransFirst policies regarding technology, network access and information security. I agree to fully adhere to such policies. Further, in requesting network access privileges, I understand that I may not misrepresent TransFirst or violate the specific covenants of the Information Technology Policies usage guidelines.

I understand that TransFirst is the sole owner of its network and may monitor system use and computer files. TransFirst may record any network activity transmitted or received. These archives may be accessed by law enforcement agencies with required legal processes.

Accepted by:

(Signature)	(Date)

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EXHIBIT 2.2(C)

TRADEMARKS AND LOGOS

Columbus Bank and Trust Company

CB&T

EXHIBIT 2.2(H)

ACH SERVICES

1. Defined Terms. Unless otherwise defined in the Agreement or this Exhibit, capitalized terms shall have the meanings provided in the ACH Rules. The term “Entries” shall have the meaning provided in the ACH Rules and shall also mean the data received from Company hereunder from which Bank prepares Entries.

2. Transmittal of Entries By Company. Company (i) as a Third Party Sender, shall transmit on behalf of Merchants and (ii) as Originator, shall transmit on its own behalf in connection with the Merchant Program, Credit Entries and Debit Entries (solely of the types specified in Schedule E to this Exhibit) to Bank’s processing agent as designated by Synovus Financial Corp., ACH Operations Department, 1100 Fifth Avenue, Columbus, GA. 31901. Such transmission shall be in compliance with the formatting and other requirements of the National Automated Clearing House Association (“NACHA”) set forth in Schedule A attached to this Exhibit. The total dollar amount of Credit Entries transmitted by Company to Bank on any one day shall not exceed $250 million, and the total dollar amount of Debit Entries transmitted by Company to Bank on any one day shall not exceed $100 million.

3. Security Procedure. Company and Bank shall comply with the security procedure requirements described in Schedule B attached to this Exhibit with respect to Entries transmitted by Company to Bank.

4. Processing. Transmittal and Settlement by Bank.

(a) Except as provided in Sections 5 and 6 of this Exhibit, Bank shall (i) process Entries received from Company to conform with the file specifications set forth in the ACH Rules, (ii) transmit such Entries as an Originating Depository Financial Institution to a Federal Reserve Bank, acting as an Automated Clearing House Operator (the “ACH Operator”), and (iii) settle for such Entries as provided in the ACH Rules, using the designated Merchant Settlement Account for that purpose.

(b) Bank shall transmit such Entries to the ACH Operator by the deadline of the ACH Operator at least one business day prior to the Effective Entry Date shown in such Entries, provided (i) such Entries are received by Bank’s related cut-off time set forth in Schedule C to this Exhibit on a business day, (ii) the Effective Entry Date is at least one business day after such business day, and (iii) the ACH Operator is open for business on such business day. For purposes of this Exhibit, (x) a “business day” is a day on which Bank is open to the public for carrying on substantially all of its business other than a Saturday or Sunday, and (y) Entries shall be deemed received by Bank, in the case of transmittal by tape, when received by Bank’s agent as provided in Section 2 above, and in the case of electronic transmission, when the transmission (and compliance with any related security procedure provided for herein) is complete and concluded.

(c) If any of the requirements of clause (i), (ii), or (iii) of Section 4(b) is not met, Bank shall use reasonable efforts to transmit such Entries to the ACH Operator by the next deposit deadline of the ACH Operator following that specified in Schedule C to this Exhibit which is a business day and a day on which the ACH Operator is open for business.

5. On-Us Entries. Except as provided in Section 6, in the case of an Entry received for credit or debit to an account maintained with Bank (an “On-Us Entry”), Bank shall credit or debit the Receiver’s account in the amount of such Entry on the Effective Entry Date contained in such Entry, provided the requirements set forth in clauses (i) and (ii) of Section 4(b) are met. If either of those requirements is not met, Bank shall use reasonable efforts to credit the Receiver’s account in the amount of such Entry on the next business day following such Effective Entry Date.

6. Rejection of Entries. Bank shall have the right to reject any Entry which does not comply with the requirements of Sections 2 or 3 of this Exhibit. Bank shall have the right to reject an On-Us Entry for any reason for which an Entry may be returned under the ACH Rules. Bank shall have the right to reject any Entry if Company has failed to comply with any prefunding requirement imposed under Section 10 of this Exhibit or with its account balance obligations under Section 11 of this Exhibit. Bank shall notify Company by telephone or electronic transmission of such rejection no later than the business day such Entry would otherwise have been transmitted by Bank to the ACH Operator or, in the case of an On-Us entry, its Effective Entry Date. Bank shall have no liability to Company by reason of the rejection of any such Entry or the fact that such notice is not given at an earlier time than that provided for herein.

7. Company’s Obligations Regarding Prenotification Transactions.

(a) Under Section 2.3 of the ACH Rules, Company, at its option, may send a prenotification prior to the initiation of the first entry to a Receiver or a Receiver’s account with an RDFI, and Company acknowledges that it is responsible for Entries which are misrouted to incorrect accounts as a result of Company having chosen not to send a prenotification.

(b) Company acknowledges that if a prenotification is returned by the ACH Operator, then the RDFI has never received the prenotification and Company must make necessary corrections prior to transmitting any additional Entries. If an RDFI returns a prenotification, then Company shall not initiate any Entries to the particular Receiver’s account without making corrections necessitated by the Return Entry, and if the prenotification results in the receipt by Bank of a Notification of Change (“NOC”), Company shall initiate no additional entries to the account of the particular Receiver until the requested changes contained in the NOC have been made by Company.

8. Cancellation Or Amendment By Company. Company shall have no right to the cancellation or amendment of any Entry after its receipt by Bank. However, Bank shall use reasonable efforts to act on a request by Company for cancellation of an Entry prior to transmitting it to the ACH Operator or, in the case of an On-Us Entry, prior to crediting or debiting a Receiver’s account, provided such request complies with the security procedures set forth in Schedule B to this Exhibit for cancellation of Data, but Bank shall have no liability if such cancellation is not effected.

9. Notice Of Returned Entries. Bank shall notify Company by electronic transmission of the receipt of a returned entry from the ACH Operator no later than one business day after the business date of such receipt. Except for an Entry retransmitted by Company in accordance with the requirements of Section 2, Bank shall have no obligation to retransmit a returned Entry with respect to the original Entry.

10. Payment. Company shall pay Bank the amount of each Entry transmitted by Bank pursuant to this Exhibit at such time on the Settlement Date with respect to such Entry as Bank, in its discretion, may determine, and the amount of each On-Us Entry at such time on the Effective Entry Date of such Entry as Bank, in its discretion, may determine; Provided, however, that Bank may require Company to prefund any Entry by paying the full amount thereof to Bank at the time such Entry is requested or initiated by Company if Bank, in its discretion reasonably exercised in light of existing circumstances, shall deem it risky or imprudent to await payment on any later date.

11. The Company Account.

(a) Bank may, without prior notice or demand, obtain payment of any amount due and payable to it under this Exhibit by deducting such amount from the designated Merchant Settlement Account as provided in Section 5.1 of the Agreement, or by debiting the Company Account, and shall credit the Company Account for any amount (less deductions Bank is entitled to make from the designated Merchant Settlement Account before transferring funds therefrom to the Company Account, as provided in Section 5.1 of the Agreement) received by Bank by reason of the return of an Entry transmitted by Bank for which Bank has previously received payment from Company.

(b) Company shall at all times maintain a balance of available funds in the Company Account sufficient to cover its payment obligations under this Exhibit.

(c) In the event there are not sufficient available funds in the Company Account to cover Company’s obligations under this Exhibit, Company agrees that Bank may debit the Company Reserve Account or any other account maintained by Company with Bank or any affiliate of Bank or that Bank may exercise its right of set off against any amount it owes to Company, in order to obtain payment of Company’s obligations under this Exhibit.

(d) Company acknowledges that Bank has the right to establish criteria concerning Entries initiated by Company and to monitor compliance with such criteria, to include matters such as permissible return rates. Initially, daily return rates on Unauthorized Returns (“Unauthorized Returns” are defined as reason codes: R10 and R29) for TEL Entries shall be limited to 2.5% of daily TEL Entry volumes, and daily return rates on Unauthorized Returns for all other types of Entries shall be limited to 2.0% of daily volumes of all other types of Entries. Bank shall provide Company with sixty (60) days prior notice of any change in the criteria, unless such change is required to be implemented in a shorter time frame under the ACH Rules. Company agrees that should Bank’s criteria not be met, Bank shall be authorized to hold the amounts related to any suspicious Entries. In addition, the Bank shall have the right to cease further processing of Entries initiated by Company until such criteria are met and Company is fully in compliance with the provisions of this Exhibit, the ACH Rules and Applicable Laws.

12. Account Reconciliation. Entries transmitted by Bank or credited or debited to a Receiver’s account maintained with Bank will be reflected on Company’s periodic statement issued by Bank with respect to the Company Account. Company agrees to notify Bank promptly of any discrepancy between Company’s records and the information shown on any such periodic statement. If Company fails to notify Bank of any such discrepancy within forty five (45) days of receipt of a periodic statement containing such information, Company agrees that Bank shall not be liable for any other losses resulting from Company’s failure to give such notice or any loss of interest with respect to an Entry shown on such periodic statement. If Company fails to notify Bank of any such discrepancy within forty five (45) days of receipt of such periodic statement, Company shall be precluded from asserting such discrepancy against Bank.

13. Company Representations and Agreements; Indemnity.

(a) Company represents to Bank and agrees that (i) each person shown as the Receiver on an Entry received by Bank from Company has authorized the initiation of such Entry and the crediting or debiting of its account in the amount and on the Effective Entry Date shown on such Entry, (ii) such authorization is operative at the time of transmittal, crediting or debiting by Bank as provided herein, (iii) Entries transmitted to Bank by Company are limited to the types of Credit Entries and Debit Entries set forth in Schedule E to this Exhibit, (iv) Company shall perform its obligations under this Exhibit in accordance with all Applicable

Laws, (v) Company shall have each Merchant enter into an agreement with Company, in form and substance satisfactory to Bank and consistent with this Exhibit, under which the Merchant assumes the responsibilities of an Originator under the ACH Rules and an acknowledgment by the Merchant that Entries may not be initiated that violate the laws of the United States, and (vi) Company shall be bound by and comply with the ACH Rules as in effect from time to time, including, without limitation, the provision thereof making payment of an Entry by the RDFI to the Receiver provisional until receipt by the RDFI of final settlement for such Entry; and specifically acknowledges that it has received notice of that ACH Rule and of the fact that, if such settlement is not received, the RDFI shall be entitled to a refund from the Receiver of the amount credited and Company shall not be deemed to have paid the Receiver the amount of the Entry.

(b) Without limiting its obligations under other provisions of the Agreement, Company agrees that, as between Bank and Company, except for matters which are subject to indemnification by Bank under this Agreement, Company is solely responsible for all credit and fraud losses on Credit Entries and Debit Entries, whether for Merchants or for Company, and Company shall immediately upon notification by Bank reimburse Bank for the full amount of all such credit and fraud losses. Company also agrees that in the event any fine, penalty or other liability (collectively “Fines”) shall be imposed or assessed by NACHA against Bank as a result of the violation of any of the ACH Rules, should such violation result from any action or inaction on the part of Company (or any Merchant) or any violation by Company (or any Merchant) of any provision of this Exhibit or of any provision of the ACH Rules, then Company shall immediately upon notification by Bank reimburse Bank for the full amount of all such Fines. Should Company fail immediately to reimburse Bank for the full amount of such credit and fraud losses or such Fines, Bank, in addition to any other rights and remedies it may have under the Agreement, in its sole discretion, shall have the right to deduct such credit and fraud losses and Fines from the designated Merchant Settlement Account, and/or to debit the Company Account or the Company Reserve Account or any other account maintained by Company with Bank or any affiliate of Bank for such credit and fraud losses and Fines.

14. Compliance With Security Procedure.

(a) If an Entry (or a request for cancellation of an Entry) received by Bank purports to have been transmitted or authorized by Company, it will be deemed effective as Company’s Entry (or request) and Company shall be obligated to pay Bank the amount of such Entry as provided herein even though the Entry (or request) was not authorized by Company, provided Bank acted in compliance with the security procedure referred to in Schedule B to this Exhibit with respect to such entry. If signature comparison is to be used as a part of that security procedure, Bank shall be deemed to have complied with that part of such procedure if it compares the signature accompanying a file of Entries (or request for cancellation of an Entry) received with the signature of an authorized representative of Company as set forth in Schedule D to this Exhibit (an “Authorized Representative”) and, on the basis of such comparison, believes the signature accompanying such file to be that of such authorized representative.

(b) If an Entry (or request for cancellation of an Entry) received by Bank was transmitted or authorized by Company, Company shall be obligated to pay the amount of the Entry as provided herein, whether or not Bank complied with the security procedure referred to in Schedule B to this Exhibit with respect to that Entry and whether or not that Entry was erroneous in any respect or that error would have been detected if Bank had complied with such procedure.

15. Inconsistency Of Name and Account Number. Company acknowledges and agrees that, if an Entry describes the Receiver inconsistently by name and account number, credit or debit of the Entry transmitted by Bank to the Receiving Depository Financial Institution might be made by the Receiving Depository Financial Institution (or by Bank in the case of an On-Us Entry) on the basis of the account number even if it identifies a person different from the named Receiver, and that Company’s obligation to pay the amount of the Entry to Bank is not excused in such circumstances.

16. Notification Of Changes: Responsibility of Company Regarding Refused Notifications of Changes. Bank shall notify Company of all NOCs received by Bank related to Entries transmitted by Company by mail or electronic transmission no later than one business day after receipt thereof by Bank. If Company desires to refuse an NOC, then Company must provide to Bank the reason for the refusal of the NOC, along with the applicable Reason Code as specified in the ACH Rules in order for Bank to notify the RDFI that the NOC has been refused. Company agrees to familiarize itself with all the provisions of the ACH Rules regarding Refused NOCs and to comply fully therewith.

17. Payment for Services. Company shall pay Bank the charges for the services provided for herein set forth in Exhibit B to the Agreement.

18. Special Provisions Governing Internet-Initiated Entries. The following additional provisions, supplemental to the remaining portion of this Exhibit, shall apply with regard to Debit Entries to consumer accounts initiated by Merchants pursuant to authorization obtained from the consumer by the Merchant via the Internet. These Entries are identified by the Standard Entry Class Code “WEB.”

(a) Company agrees to comply, and shall cause each Merchant to comply, with all of the ACH Rules pertaining to WEB Entries. Company warrants and represents that no WEB Entries shall be initiated by a Merchant without prior authorization thereof by the consumer/Receiver.

(b) Company warrants and represents that each transaction involving a WEB Entry will be handled in a commercially reasonable manner, including the utilization by Company and the Merchant of commercially reasonable fraudulent transaction detection systems, security technology to establish a secure Internet session and procedures to verify the validity of the RDFFs routing number. Such system utilized by Company and the Merchant shall be of a quality technologically equal to or exceeding the systems utilized by similarly situated Originators conducting similar types of transactions. In connection therewith, Company and Merchant shall authenticate the consumer/Receiver, deploy a secured Internet session using an encryption which is commercially reasonable and conduct a security audit to insure that the consumer’s/Receiver’s data is stored in a secured manner.

(c) Company shall fully comply, and shall cause each Merchant to fully comply, with all of the ACH Rules pertaining to audits of the security of Company’s and such Merchant’s website, to include an annual (or more frequent) audit to insure that the financial information of a consumer/Receiver is protected by security practices insuring adequate levels of physical security, personnel and access controls to protect against unauthorized access and use, and network security to insure secure capture, storage and distribution of financial information. With regard to said audits, Company, at a minimum, shall audit the components of website security as outlined in the ACH Rules and the section of the NACHA Guide regarding the implementation of the ACH Rules and Operating Guidelines. Company shall provide to Bank a written verification of Company’s annual security audit detailing the procedures utilized by Company and each Merchant. Bank may decline to transmit any WEB Entries should Company fail to conduct such annual security audit or fail to provide verification thereof acceptable to Bank or should Company otherwise fail to comply with any provision hereof regarding the transmitting of WEB Entries.

(d) Transaction Limit for Company: With regard to WEB Entries initiated by Merchants, Company shall have an aggregate transaction limit of $10 million of WEB Entries per day. Said daily transaction limit shall be subject to periodic review and modification by Bank, any such modification to be effective upon receipt of notice thereof by Company from Bank or at such later date as Bank may specify in any such notice to Company.

19. Special Provisions Governing Telephone Initiated Entries. The following additional provisions, supplemental to the remaining portion of this Exhibit, shall apply with regard to single Debit Entries to consumer accounts initiated by Merchants pursuant to an authorization obtained from the consumer by the Merchant orally via the telephone. These Entries are identified by the Standard Entry Class Code “TEL.”

(a) Company agrees to comply, and shall cause each Merchant to comply, with all of the ACH Rules pertaining to TEL Entries. Company warrants and represents that no TEL Entries shall be initiated by a Merchant without prior authorization thereof by the consumer/Receiver.

(b) Company acknowledges and agrees that: (i) under the ACH Rules, a TEL Entry is a single debit entry authorized by the consumer orally via telephone for the payment of goods or services; (ii) Merchants may not utilize the TEL Code to transmit credit entries to the consumer’s account, with the exception of reversals; (iii) a TEL Entry may only be transmitted either when there is an existing relationship between the Merchant and the consumer/Receiver or when there is not such an existing relationship, in circumstances in which the consumer has initiated the telephone call to the Merchant. Under the ACH Rules, an existing relationship between a Merchant and the consumer exists only when there is a written existing agreement in effect between the Merchant and consumer for the provision of goods or services by the Merchant to the consumer or when the consumer has purchased either goods or services from the Merchant within the two-year period immediately preceding a TEL Entry. Company acknowledges that if there is no existing relationship between a Merchant and the consumer, if the Merchant initiates a telephone call to the consumer, a TEL Entry may not be used. Company also acknowledges that if a Merchant intends to provide written notice to the consumer confirming the oral authorization, then during the telephone call with the consumer, the Merchant must disclose to the consumer the method by which such written notice will be provided, which method cannot utilize an email communication. Furthermore, an oral authorization as envisioned by the ACH Rules does not include key-entry responses by the consumer to input data or to respond to questions. Company further acknowledges and agrees that since TEL Entries are single entry debits, a Merchant must obtain a separate oral authorization from the consumer for each debit entry made to that consumer’s account.

(c) Company further acknowledges and agrees that under the ACH Rules, during the telephone call during which the authorization of the consumer is received by a Merchant, at a minimum, the following specific information must be disclosed to the consumer: (i) the date on or after which the debit will be made to the consumer’s account; (ii) the amount of the debit entry to the consumer’s account; (iii) the consumer’s name; (iv) a telephone number which the consumer may call to make inquiries during normal business hours; (v) the date of the oral authorization given by the consumer; and (vi) a statement by the Merchant that the oral authorization obtained from the consumer/Receiver is for a single ACH debit Entry to the consumer’s account. Company further acknowledges and agrees that a Merchant is required under the ACH Rules either to (i) tape record the oral authorization by the consumer, or (ii) provide the consumer with a written notice confirming the oral authorization, said notice to be provided prior to the Settlement Date of the debit entry. Company shall be responsible for assuring that no Merchant initiates any TEL Entries under this Agreement unless the Merchant has fully complied with the above and foregoing requirements and all other provisions of the Rule applicable to TEL Entries.

(d) Company warrants and represents that in connection with TEL Entries initiated by a Merchant, the Merchant shall utilize commercially-reasonable procedures to verify the consumer’s name, address, telephone number and identity, as well as commercially-reasonable procedures to verify that routing numbers are valid. Company shall provide to Bank a written description of the procedures so utilized by the Merchant.

(e) Transaction Limit for Company; With regard to TEL Entries initiated by Merchants, Company shall have an aggregate transaction limit of $40 million of TEL Entries per day. Said daily transaction limit shall be subject to periodic review and modification by Bank, any such modification to be effective upon receipt of notice thereof by Company from Bank or at such later date as Bank may specify in any such notice to Company.

20. Special Provisions Governing Point of Purchase Entries. The following additional provisions, supplemental to the remaining portion of this Exhibit, shall apply with regard to single Debit Entries to consumer accounts initiated by Merchants pursuant to an authorization obtained from the consumer by the Merchant at the point of purchase. These Entries are identified by the Standard Entry Class Code “POP.”

(a) Only a check or share draft that contains a preprinted serial number and is drawn on a consumer’s account may be used as a source document for obtaining the routing number, account number, and check serial number for the consumer’s account. The source document provided to the Merchant must be:

(1) returned voided to the consumer after use by the Merchant, and

(2) not have been provided by the consumer for use in any prior POP Entry.

(b) The following items may not be converted to a POP Entry;

(1) checks drawn on corporate or business deposit accounts;

(2) third-party checks;

(3) credit card checks;

(4) obligations of a financial institution (e.g. traveler’s checks, cashier’s checks, official checks, money orders, etc.);

(5) checks drawn on the Treasury of the United States, a Federal Reserve Bank, or a Federal Home Loan Bank;

(6) checks drawn on a state or local government;

(7) checks payable in a medium other than United States currency; or

(8) previously voided checks or share drafts that have been used by the consumer for a prior POP Entry.

(c) The Merchant may not key-enter the routing number, account number, or check serial number from the consumer’s source document. The source document must be scanned by a reader which is capable of reading the MICR line of the source document.

(d) The Merchant must provide the consumer with a receipt containing the following information with respect to each POP Entry:

(1) the Merchant’s name;

(2) the telephone number of the Merchant or its third party service provider;

(3) the date of transaction;

(4) the transaction amount;

(5) the source document check serial number;

(6) the Merchant number (or other unique number that identifies the location of the transaction); and

(7) the city and state where the transaction occurred.

(e) Transaction Limit for Company: With regard to POP Entries initiated by Merchants, Company shall have an aggregate transaction limit of $7 million of POP Entries per day. Said daily transaction limit shall be subject to periodic review and modification by Bank, any such modification to be effective upon receipt of notice thereof by Company from Bank or at such later date as Bank may specify in any such notice to Company.

21. Special Provisions Governing Re-presented Check Entries. The following additional provisions, supplemental to the remaining portion of this Exhibit, shall apply with regard to single Debit Entries to consumer accounts initiated by Merchants pursuant to the ACH Rules for re-presented checks. These Entries are identified by the Standard Entry Class Code “RCK.”

(a) Prior to the origination of each RCK Entry, the Merchant must provide the customer with a notice that clearly and conspicuously states the terms of the RCK Entry policy.

(b) An RCK Entry must relate to an item that:

(1) is an item within the meaning of Article 4 of the Uniform Commercial Code;

(2) is a negotiable demand draft drawn on or payable through or at a financial institution which is a participant in the ACH system, other than a Federal Reserve Bank or Federal Home Loan Bank;

(3) contains a pre-printed serial number;

(4) is in an amount less than $2,500;

(5) indicates on the face of the document that the item was returned due to “Not Sufficient Funds,” “NSF,” “Uncollected Funds,” or comparable language;

(6) is dated 180 days or less from the date the entry is being transmitted to the bank on which the item is drawn (i.e., the item to which the RCK Entry relates is not stale dated);

(7) is drawn on a consumer account; and

(8) has been previously presented (i) no more than two times in its physical form, if the entry is an initial RCK Entry; or (ii) no more than one time in its physical form and no more than one time as an RCK Entry, if the entry is a reinitiated RCK Entry.

(c) Ineligible items include, but are not limited to:

(1) noncash items;

(2) drafts drawn on the Treasury of the United States, a Federal Reserve Bank, or a Federal Home Loan Bank;

(3) drafts drawn on a state or local government that are not payable through or at a financial institution which is a member of the ACH system;

(4) United States Postal Service money orders;

(5) items payable in a medium other than United States currency;

(6) items which are third-party items; and

(7) demand drafts and third-party drafts that do not contain the signature of the consumer.

(d) An Entry that has been returned may not be reinitiated unless:

(1) the RCK Entry has been returned for insufficient or uncollected funds; and

(2) the item to which the RCK Entry relates has been presented no more than one time in its physical form and no more than one time as an RCK Entry.

(e) With respect to an RCK Entry, a restrictive endorsement made by the Merchant or its agent on the item to which the RCK Entry relates is void.

(f) Transaction Limit for Company: With regard to RCK Entries initiated by Merchants, Company shall have an aggregate transaction limit of $1 million of RCK Entries per day. Said daily transaction limit shall be subject to periodic review and modification by Bank, any such modification to he effective upon receipt of notice thereof by Company from Bank or at such later date as Bank may specify in any such notice to Company.

22. Compliance with ACH Rules and Regulations of the Office of Foreign Assets Control. Company acknowledges and that the ACH is subject to the statutory provisions pertaining to, and the rules and regulations issued by, the Office of Foreign Assets Control (“OFAC”), such statutory provisions, rules and regulations being collectively hereinafter referred to as the “OFAC ACH Rules.” Company acknowledges that it has access to the OF AC ACH Rules and will comply, and will cause the Merchants to comply, with all provisions thereof. In that regard, Company warrants and represents that neither a Merchant nor any Receiver from whom authorization has been obtained by a Merchant to initiate an Entry is on the list issued by OFAC known as the Specifically Designated Nationals and Blocked Persons List (“SDN List”). The United States Department of Treasury (“DOT”) periodically updates the SDN List. Said updates may be obtained by accessing the DOT website at www.treas.gov/ofac. It is the sole responsibility of Company to obtain the most recent updates to the SDN List and to assure that any Receiver from whom authorization has been obtained by a Merchant to initiate an Entry is not on the SDN List. As between Company and Bank, notwithstanding any other provision of the Agreement to the contrary, Company shall be fully liable for all violations by Company or Merchants of the OFAC ACH Rules, and, without limiting the generality of the foregoing, Company shall immediately reimburse Bank for the amount of any liability of any nature whatsoever imposed upon Bank by OFAC or under the OFAC ACH Rules resulting from either a Merchant or any Receiver authorizing a Merchant to initiate an Entry being on the SDN List.

23. Company and Bank shall also enter into the Account Agreement and the Business OnLine Access Agreement, in the forms attached hereto. In the event of any conflict between the provisions thereof and the other provisions of this Agreement, the other provisions of this Agreement shall control.

24. Company and Bank acknowledge and agree that certain amendments to the ACH Rules regarding Third-Party Service Providers have been adopted and will become effective on

December 10, 2004. Under the new provisions of said amendments, Company is a “Third-Party Sender.” Notwithstanding the fact that said amendments are not yet effective, Company agrees that all of the warranties and indemnifications of Third-Party Senders as set forth in said amendments to the ACH Rules shall apply to and be binding upon Company in such capacity and shall inure to the benefit of Bank as the ODFI. The parties agree to amend this Exhibit to the extent necessary to be consistent with the said amendments of the ACH Rules or to amend the Agreement adopting a new Exhibit more fully incorporating the provisions of such amendments to the ACH Rules prior to the effective date of such amendments.

SCHEDULE A

FILE LAYOUT

Pages A-2 through A-6 contain the NACHA file layout required.

It is understood that the file layout requirements set forth below on pages A-2 through A-6 are subject to changes and amendments that might be made from time to time by NACHA, and that such changes and amendments will be binding upon Bank and Company if and when made. Bank shall promptly notify Company of any such changes or amendments.

NACHA FILE LAYOUT

FILE HEADER RECORD

Field Number	Field Name	Incl. Req’ment	Contents	Length	Position	Description
1	Record Type	M	“1”	1	01-01	“1” for Header
2	Priority Code	R	“01”	2	02-03	Reserved for future use - Use “01” for now
3	Immediate Destination	M	bTTTTAAAAC	10	04-13	ABA Number of the ACH receiving point for which the file is destined - “061100606” (position 4 should be left blank)
4	Immediate Origin	M	bTTTTAAAAC	10	14-23	This can be left blank
5	File Creation Date	M	YYMMDD	6	24-29	The date the file is created and/or transmitted to Synovus
6	File Creation Time	O	HHMM	4	30-33	Expressed as “HHMM” 24 hour clock format - Optional
7	File ID Modifier	M	Uppercase A-2 Numeric 0-9	1	34-34	Digit to differentiate between files with the same creation date. Only upper case A-Z and numeric 0-9 permitted.
8	Record Size	M	“094	3	35-37	“094” should be the record length
9	Blocking Factor	M	“10”	2	38-39	Defines the number of physical blocks in the file including both the file header and file control records. Must be 10.
10	Format Code	M	N	1	40-40	Currently define as “1”, this field identifies a code to allow for future format variations.
11	Immediate Destination Name	O	A	23	41-63	The name of the ACH sending point for which the file is destined. - Blank
12	Immediate Origin Name	O	A	23	64-86	The name of the ACH sending point that originates the file. - Blank
13	Reference Code	O	A	8	87-94	Reserved field

BATCH HEADER RECORD

Field Number	Field Name	Incl. Req’ment	Contents	Length	Position	Description
1	Record Type	M	“5”	1	01-01	“5” for Batch Header
2	Service Class Code	M	“XXX”	3	02-04	“200” = mixed debits & credits, “220” = credits only, “225” = debits only
3	Company Name	M	A	16	05-20	Name of Company
4	Company Discretionary Data	O	A	19	21-40	Optional Reference
5	Company Identification	M	A	10	41-50	Tax ID Number with a leading “1”
6	Standard Entry Class Code	M	A	3	51-53	Authorized ACH Type Code
7	Company Entry Description	M	A	10	54-63	This is the description that will appear on the customer’s statement.
8	Company Descriptive Date	O	A	6	64-69	Optional Date - Originating company’s discretion
9	Effective Entry Date	R	YYMMDD	6	70-75	Date of intended settlement, YYMMDD format
10	Settlement Date	Inserted by ACH Operator	N	3	76-78	Used by ACH Operator (Should be blank)
11	Originators Status Code	M	“1”	1	79-79	“l”
12	Originating DFI ID	M	TTTTAAAA	8	80-87	The Originating DFI’s ABA number without the check digit (Should be “061100606”
13	Batch Number	M	N	7	88-94	Sequential number assigned to each batch within a file

ENTRY DETAIL RECORD

Field Number	Field Name	Incl. Req’ment	Contents	Length	Position	Description
1	Record Type	M	“6”	I	01-01	“6” for Entry Detail Record
2	Transaction Code	M	“XX”	2	02-03	“22” Credit to Checking, “27” Debit to Checking, “23” Checking Pre-note “32” Credit to Savings, “37” Debit to Savings, “33” Savings Pre-note
3	Receiving DFI Identification	M	TTTTAAAA	8	04-11	Receiving DFI’s ABA Number without the check digit
4	Check Digit	M	N	1	12-12	Validation Digit (check digit for above ABA number)
5	DFI Account Number	R	A	17	13-29	Trans First’s account number at their DFI
6	Amount	M	$$$$$$$$cc	10	30-39	Net Amount
7	Individual Identification Number	O	N	15	40-54	Optional
8	Individual Name	R	A	22	55-76	TransFirst’s name
9	Discretionary Data	O	A	2	77-78	Optional Description - (If Standard Entry Class Code, position 51 - 53 of the Batch Header Record, is WEB then position 77 should contain: R - Indicates that this transaction is a Recurring Payment, or S - Indicates that this transaction is a Single Entry Payment
10	Addenda Record Indicator	M	“0”	1	79-79	“0” if no addenda, “1” if addenda
11	Trace Number	M	N	15	80-94	Sequential number assigned to each detail entry for specific identification

BATCH CONTROL RECORD

Field Number	Field Name	Incl. Req’ment	Contents	Length	Position	Description
1	Record Type Code	M	“8”	I	01-01	“8” Batch control
2	Service Class Code	M	“XXX”	3	02-04	“200” mixed debits and credits, “220” credits only, “225” debits only
3	Entry/Addenda Count	M	N	6	05-10	Count of entry detail records in this batch including addenda records.
4	Entry Hash	M	N	10	11-20	Sum of DFI identification fields in entry detail record with leftmost overflow ignored
5	Total Debit Entry, $ Amount	M	$$$$$$$SSScc	12	21-32	Total of entry debits
6	Total Credit Entry, $ Amount	M	$$$$$$$$$$cc	12	33-44	Total of entry credits
7	Company Identification	R	A	10	45-54	Sending company’s Tax ID number preceded by a “1”. Should be the same as position 41 - 50 of the Batch Header Record (5 record)
8	Message Authentication Code	O	A	19	55-73	Optional - The MAC is an eight character code derived from a special key used in conjunction with the DES algorithm. The purpose of the MAC is to validate the authenticity of ACH entries. The DES algorithm and key message standards must be in accordance with standards adopted by the American National Standards Institute. The remaining eleven characters of this field are blank.
9	Reserved	N/A		6	74-79	Should be left blank
10	Originating DFI Identification	M	TTTTAAAA	8	80-87	Originating DFI’s ABA number (without the check digit) Should be the same as position 80 - 87 of the File Header Record
11	Batch Number	M	N	7	88-94	Sequential batch number

FILE CONTROL RECORD

Field Number	Field Name	Incl. Req’ment	Contents	Length	Position	Description
1	Record Type Code	M	“9”	1	01-01	“9” for File Control
2	Batch Count	M	N	6	02-07	Count of batches
3	Block Count	M	N	6	08-13	Number of physical blocks in the file.
4	Entry/Addenda Count	M	N	8	14-21	Count of entry and addenda records in the file
5	Entry Hash	M	N	10	22-31	Sum of DFI identification fields in entry detail records with leftmost overflow ignored. Entry detail only. Total of the Entry Hash fields of the Batch Trailer Records in this file.
6	Total Debit $ Entry Amount	M	$$$$$$$$$$cc	12	32-43	Total of entry debits
7	Total Credit $ Entry Amount	M	$$$$$$$$$$cc	12	44-55	Total of entry credits
8	Reserved	N/A		39	56-94

SCHEDULE B

SECURITY

Data Security requirements are described as follows:

1. Company’s transmitted data on tape shall be data encrypted.

2. Company’s transmission procedures shall include password access or dial back authentication.

3. Company is responsible for establishing and maintaining internal procedures to safeguard against unauthorized transmissions of Entries to Bank. Company represents to Bank that no individual will be permitted to initiate any Entries in the absence of appropriate supervision and safeguards, and Company shall protect and maintain the confidentiality of all passwords, codes and security devices utilized in connection with the transmission of Entries to Bank by Company. Should Company believe or suspect a breach of security of any nature regarding the transmission of such Entries to Bank, Company shall immediately notify Bank by telephone or electronically and shall follow such notification with written confirmation of the details thereof. Any such unauthorized access shall not affect any transfers made by Bank prior to receipt of such notification from Company and within a reasonable period of time thereafter. Company specifically acknowledges that security procedures are for the verification of authenticity and are not designed to detect errors in transmissions or in the content of any Entry transmitted by Company to Bank.

4. Other security procedures may be as mutually agreed by Company and Bank from time to time in writing.

B-1

SCHEDULE C

INPUT (ORIGINATION) SCHEDULE

1.	With the exceptions specified below in paragraphs 3 and 4, the Bank’s cut-off time for receiving ACH debit and credit entries from the Company is 7:00 p.m. Columbus, Georgia time, on any business day.

2.	The Effective Entry Date is defined as the date that the Company anticipates the entries to settle against the Receivers account. Bank must receive ACH debit and credit entries from Company for all ACH types (both debits and credits) one (1) business day prior to the Effective Entry Date except for the ACH types listed in items 3 & 4 below.

3.	The Bank’s cut-off time for receiving CCB or PPB debit or credit entries from the Company is 7:00 p.m. Columbus, Georgia time, on the Effective Entry Date.

4.	The Bank’s cut-off time for receiving Direct Deposit debit or credit entries from the Company is 7:00 p.m. Columbus, Georgia time, two business days prior to the Effective Entry Date.

C-1

SCHEDULE D

BANK’S AND COMPANY’S

AUTHORIZED REPRESENTATIVES

Bank’s: Initially, and until Company is otherwise notified in writing, Bank’s Authorized Representatives shall include each of the following officers of Synovus Financial Corp. (Bank’s current processing agent):

Printed Name:	Jennifer Brock	Printed Name:	Misty Palmer
Title:	Vice President/Application Manager	Title:	Project Analyst I
Telephone:	(706) 649-5848	Telephone:	(706) 644-7755 Option 2
Facsimile:	(706) 649-4707	Facsimile:	(706) 649-4707
Email:	JenniferBrock@sti.synovus.com	Email:	MistyPalmer@sti.synovus.com

Printed Name:	Kristy Dixon	Printed Name:
Title:	Application Support Specialist	Title:
Telephone:	(706) 644-7599	Telephone:
Facsimile:	(706) 649-4707	Facsimile:
Email:	KristyDixon@sti.synovus.com	Email:

D-1

Company’s: Initially, and until Bank is otherwise notified in writing, Company’s Authorized Representatives shall include each of the following:

Signature:		Signature:
Printed Name:	John Peterson	Printed Name:	Sue Pacek
Title:	Senior Vice President and Chief	Title:	Vice President and Controller
	Technology Officer	Telephone:	(303) 402-8124
Telephone:	(303) 402-8131	Facsimile:	(303) 482-8124
Facsimile:	(303) 482-8131	Email:	spacek@transfirst.com
Email:	jpeterson@transfirst.com

Signature:		Signature:
Printed Name:		Printed Name:
Title:		Title:
Telephone:		Telephone:
Facsimile:		Facsimile:
Email:		Email:

D-2

SCHEDULE E

COLUMBUS BANK AND TRUST COMPANY

APPROVED ACH TYPES

Type	Use

*PPD	Prearranged Payment and Deposits for Dues and Payments

*PPB	Prearranged Payment and Deposits, On-Us Only, for Dues and Payments

CCD	Cash Concentration used by corporations to concentrate funds between accounts.

POP	Point of Purchase Entry

RCK	Re-presented Check Entry

*TEL	Telephone Initiated

*WEB	Internet-Initiated

E-1

EXHIBIT 3.1

LIST OF OTHER ISO’S/MSP’S

stw_name	full_stw_name	city	state
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

EXHIBIT 3.2

LIST OF COMPANY AGENT BANKS

The remainder of this page is intentionally blank. The table listing the Company’s Agent Banks appears on the following 35 pages attached hereto and incorporated herein.

1

Attachment to Exhibit 3.2 - Table listing Company’s Agent Banks

[***]

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

2

EXHIBIT 5.3 (A)

COMPANY RESERVE

This Exhibit 5.3(A) describes the operation of the Company Reserve Account.

Business Covered by Company Reserve Account

It is agreed that Bank will provide the services described in this Agreement for the Company’s business divisions (the “Divisions”) as listed below. In addition, the approximate annual Bankcard sales volumes for each division are shown in the parentheses next to each Division. The Division’s are known as:

1.	Agent Bank Division ($6.7 billion),

2.	Health Services Division ($1.0 billion),

3.	ePay Division ($1.5 billion),

4.	PRI Division ($1.6 billion), and

5.	ISO Division ($1.4 billion) (Note that this does not include any of the recently acquired Fifth Third Business).

Initial Amount of Company Reserve Account

The actual initial amount and any subsequent calculation of the Company Reserve Account will be calculated by applying the following percentages to the annual Bankcard sales volume realized by Company. The annual Bankcard sales volume will be measured based on what is actually realized by Company over the preceding 12 months. It is further agreed that this calculation (the “Reserve Adjustment Procedure”), will be performed no more than annually at each anniversary of this agreement. The percentages to be applied are as follow:

•	Agent Bank Division – .0065%

•	Health Services - .0065%

•	ePay Division – .035%

•	PRI Division – .008%

•	ISO Division – .008%

As an example, based on the gross processing volume and the above percentages, the application of the Reserve Adjustment Procedure would result in a calculation of the Company Reserve Account of $1,292,500.

1

Company Reserve Account Calculation Example

Division	Gross Processing Volume	Percentage	Reserve Amount
Agent Bank	$6,700,000,000	0.0065%	$435,500
Health Services	1,000,000,000	0.0065%	65,000
ISO	1,400,000,000	0.0080%	112,000
PRI	1,500,000,000	0.0080%	120,000
ePay	1,600,000,000	0.0350%	560,000

Calculated Company Reserve Account			$1,292,500

Changes to the Company Reserve Account

The amount required as a deposit into the Company Reserve Account may change for any one of the following reasons:

1.	Annually, beginning at the first anniversary of the agreement, Bank and Company will review the annual Bankcard sales volume of the previous 12 months to determine, according to the Reserve Adjustment Procedure, if an increase or decrease to the Company Reserve Account is required to be made by Company. Any difference between the then amount of the Company Reserve Account and the amount determined by the Reserve Adjustment Procedure will result in Company increasing amounts funded into or Bank releasing amounts from the Company Reserve Account.

2.	If Company acquires or sells (or moves to another sponsor) a business (or segment of a business) that is provided services under this Agreement, and the criteria as described in Section 3.3 are met to the reasonable satisfaction of Bank, Bank will determine the appropriate reserve percentage to be used based upon the criteria established in this Agreement and using the above percentages as a guide.

3.	If Company’s risk profile changes Materially, Bank may (after providing support for its assertion that the Company’s risk profile has Materially changed) require Company to provide a reasonable increase to the Company Reserve Account.

If the amount required to be deposited in the Company Reserve Account increases and the Company fails to fund such increase within three (3) business days of Bank’s request that Company do so, Bank, in addition to any other rights and remedies it may have under the Agreement, at its option may use any funds which would otherwise be payable to Company, or any funds in the Merchant Settlement Accounts or in the Company Account, to fund such increase in the Company Reserve Account.

Replenishment of the Company Reserve Account

Per Article 5, Section 5.3(b) of this Agreement, should Bank make deductions from the Company Reserve Account as permitted under Section 5.4 to fund the payment of Merchant Losses, Transaction Card chargebacks, Losses on ACH transactions for Merchants or Company,

2

fees or any other amounts due to Bank, Company will be required within three (3) business days to replenish the Company Reserve Account by the amount of such deductions. If Company fails to do so, Bank, in addition to any other rights and remedies it may have under the Agreement, at its option may use any funds which would otherwise be payable to Company, or any funds in the Merchant Settlement Accounts or in the Company Account, to replenish the Company Reserve Account.

3

EXHIBIT 6.1

REPORTS

[***]

Bank and Company agree that the list above contains the areas that Bank requires reporting. Bank and Company will work together to define the format of the reports to be provided, however, Company agrees that it will provide reporting to Bank to meet its requirements under this agreement.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Execution Copy

FIRST AMENDMENT

TO

CLEARING AND SETTLEMENT SERVICES AGREEMENT

This is an Amendment dated as of June 22, 2005 (the “Amendment”) to the Clearing and Settlement Services Agreement dated as of July 23, 2004, by and between TransFirst Holdings, Inc. (“Company”) and Columbus Bank and Trust Company (“Bank”) (which as amended herein and as amended from time to time hereafter is referred to as the “Agreement”), which amends the Agreement in certain respects and adds as parties to the Agreement the following affiliates of the Company (each, a “Company Affiliate”, and collectively, the “Company Affiliates”): TransFirst, LLC (Delaware), TransFirst Health Services, Inc. (Kansas), TransFirst ePayment, Inc. (Nevada), Payment Resources International, LLC (Delaware), TransFirst Merchant Services, Inc. (Delaware).

WHEREAS, Company has requested that Bank not require Company to seek registration as an ISO/MSP and to itself conduct its Merchant Program through several “divisions” as originally contemplated by the Agreement, but that Bank instead permit each of the entities identified above as Company Affiliates to be joined as parties to the Agreement and allowed to conduct designated portions of the Merchant Program that was to have been conducted by Company under the Agreement, such that, with respect to the portion of the Merchant Program proposed to be conducted by each Company Affiliate, such Company Affiliate would seek to be registered as Bank’s ISO/MSP with the Card Associations, and if so registered, would obtain the benefits of Bank’s sponsorship and of Bank’s clearing and settlement services under the Agreement; and

WHEREAS, Bank does not regard the condition, financial and otherwise, of the Company Affiliates as adequate to justify Bank’s accepting the increased risks to Bank were Bank to enter into a Clearing and Settlement Services Agreement, on the same terms that Bank extended to Company, separately with each of the Company Affiliates and, accordingly, Bank requires that the Agreement be amended in certain respects, including, among other things, (i) to provide that the Company Reserve Account (and any Letter of Credit in lieu thereof) shall continue to be maintained by Company, rather than by individual Company Affiliates, (ii) to provide that security interests and set-off rights granted Bank by Company and each Company Affiliate in various accounts and funds, shall secure not only the obligations of such grantor to Bank, but also the obligations of each other such grantor to Bank, (iii) to revise certain provisions of the Agreement that would have required Bank when resorting to certain accounts or funds to do so in a certain order, (iv) to provide that rights and remedies which under the terms of the Agreement arise in favor of Bank with respect to a breach, action, inaction, or circumstances involving any one of the Company and Company Affiliates, shall be deemed to arise simultaneously with respect to all of the Company and Company Affiliates affording Bank the ability, at its option, to exercise same as to all such entities; and (v) to provide for Company’s undertaking regarding indemnification of Bank and the “Indemnified Parties” (as hereinafter defined) with respect to all aspects of the Merchant Program, including those aspects conducted by individual Company Affiliates; and

WHEREAS, each of the undersigned Company Affiliates desires to be joined as a party to the Agreement, as amended hereby, enabling it to seek registration as an ISO/MSP sponsored by Bank and, if so registered, to obtain Bank’s clearing and settlement services with respect to the portion of the Merchant Program to be conducted by it, all on and subject to the terms of the Agreement as amended hereby; and

WHEREAS, Company, Bank and Company Affiliates also desire to amend the Agreement in certain other respects;

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Bank, Company, and each of the Company Affiliates, agree as follows:

A. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein, shall have the meanings ascribed to those terms in the Agreement.

B. Amendments. The Agreement is amended as follows:

1. Section 2.1(f) of the Agreement is amended by changing the second sentence thereof to read as follows:

“This will include, without limitation, the responsibility for obtaining and maintaining all information and documents relating to Merchants, ISOs/MSPs/Agents and others involved in the Merchant Program, making all filings, implementing and maintaining all appropriate measures, and taking all other actions, as needed in order for Bank to be in compliance with all Customer Identification Program and other requirements of the Bank Secrecy Act and all requirements of the Office of Foreign Assets Control regulations, and all requirements of the Interagency Guidelines Establishing Information Security Standards (including, without limitation, ensuring that Company and any ISOs/MSPs/Agents and others involved in the Merchant Program properly dispose of consumer information to which Company or such third parties may obtain access), applicable to the Merchant Program, and for notifying Bank of any actual or suspected unauthorized access to or use of or other breach of security with respect to, any cardholder information or other consumer information, as soon as possible after Company’s discovery thereof.”

2. Section 2.3 of the Agreement is amended by adding thereto the following:

“Without limiting the generality of the foregoing, it is understood and agreed that Company shall be responsible for, and shall reimburse Bank for, all outside legal counsel costs incurred by Bank directly in connection with the Merchant Program, including without limitation, costs of reviewing agreements, forms, procedures, and questions relating to Merchants, or relating to third parties referred to in Section 2.1, Article III, or Exhibit 2.2(H), or relating to issues regarding Applicable Law or the Rules or the ACH Rules, or relating to any matters (“approval matters”) for which Bank’s approval is required under the Agreement or is otherwise requested by Company; provided, however, that Bank shall bear its own outside legal counsel costs of negotiating and drafting this Agreement or any other agreement that is not part of the administration of the Merchant

Program. For example, costs relating to Bank’s counsel’s review of the form of merchant or independent sales organization agreement to be used in the Merchant Program, will be paid by Company, while the parties would bear their own legal costs relating to an amendment to this Agreement or a new agreement solely between the two parties. Bank and Company agree to cooperate to minimize the legal costs for which Company will reimburse Bank pursuant to this section 2.3. Bank will notify Company (which may be via e-mail) when referring a matter to outside legal counsel for which Bank will seek reimbursement from Company pursuant to the forgoing provisions and shall include in such notice, when practicable, a good faith estimate of the amount of such reimbursement. Any requests by Company directly to Bank’s outside counsel shall be deemed to be approved by Company and shall not require notification from Bank.

Nothing in this Section 2.3 shall be construed to limit any right, expressly provided for in any other provision of this Agreement, of Bank or any other party to be reimbursed or indemnified for its legal counsel costs.”

The parties agree and acknowledge that the foregoing provisions of this paragraph B.2, of this Amendment, shall apply solely to costs incurred by Bank subsequent to the date of this Amendment and that any such costs incurred by Bank prior to the date of this Amendment shall be paid in a manner and by the parties as they may mutually agree.

3. The following new Section 2.4 is added to the Agreement:

“Section 2.4 Company understands that, in connection with obtaining its registration with Card Associations as Bank’s ISO/MSP, and in connection with verifying Company’s identity in its capacity as a prospective “customer” of Bank for purposes of Bank’s Customer Identification Program pursuant to the Bank Secrecy Act, Company will be required to furnish extensive information and documentation concerning Company, and Company agrees to provide all such information and documentation when and as requested by Bank. Company acknowledges receipt of the following notice. NOTICE: to help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, and other information that will allow us to identify you. We may also ask to see identifying documents.”

4. Section 7.2 of the Agreement is amended by changing the second sentence thereof to read as follows:

“However, Company shall bear the sole cost and expense of audits and inspections conducted or required by any regulatory authority or Card Association or NACHA, including without limitation the annual inspections Bank is required to perform under the Rules and the annual audits Bank is required to perform under the ACH Rules.”

5. (a) Section 9.5(b) of the Agreement is amended by adding thereto the following:

“Company agrees to immediately notify Bank in writing of any change in the identity of its principal owners or principal officers.”

(b) Section 9.5(g) of the Agreement is amended by adding thereto the following:

“Without limiting the generality of the foregoing, Company agrees (i) that any materials displaying Card Association Marks must prominently identify Bank by name and city adjacent to the Marks and not identify Company unless Company is prominently identified as a representative of Bank, as specified in the Rules, and (ii) that Company shall not use Card Association Marks on marketing materials such as business cards or letterhead or stationary, as proscribed in the Rules.”

(c) Section 9.5(j) of the Agreement is amended by changing clause “(i)” thereof to read as follows:

“(i) then or subsequently due a Merchant under the Merchant Program (including without limitation Merchant settlement funds and Merchant Reserve funds) and/or.…”

6. [Intentionally Omitted]

7. Section 11.4 of the Agreement is amended by changing the second sentence to read as follows:

“If such Event of Default is not cured by the defaulting party within thirty (30) days (three (3) business days in the event of a failure of Company to fund or replenish the Company Account or Company Reserve Account or to otherwise pay amounts owing to Bank under this Agreement) after delivery of written notice describing the Event of Default (which, in the case of notice of Company failure to fund or replenish the Company Account or Company Reserve Account or to otherwise pay amounts owing to Bank, may be by electronic mail or fax), then the non-defaulting party shall be entitled at its sole election, to terminate this Agreement upon written notice to the other party, except if otherwise agreed in a writing signed by the parties.”

8. Section 11.5 of the Agreement is amended by inserting “; or” at the end of Section 11.5(f) and adding new Section 11.5(g) as follows:

“(g) By Bank, if such termination is required by a Card Association, or is required by directions or guidance of any state or federal bank regulatory agency with supervisory authority over Bank.”

9. [Intentionally Omitted]

10. Section 12.4 is amended by changing the last sentence thereof to read as follows:

“The foregoing limitation shall not apply to the indemnity provisions stated above and elsewhere in this Agreement in the event of an indemnifiable third-party claim.”

11. Section 13.2 of the Agreement is amended by revising the second sentence thereof to read as follows:

“Nothing herein contained shall be construed as constituting a partnership, joint venture or (except only in the limited sense that the term “agent” is used in the Rules to characterize the Company, and only to the extent necessary to comply with the Rules) agency between the parties hereto.”

12. Section 13.9 of the Agreement is amended to read as follows:

“Section 13.9 Conflicts; Order of Precedence. In the event of a conflict between the body of this Agreement and any Exhibit hereto, the body of this Agreement shall control. In the event of any inconsistency between any provision of this Agreement and any provision of any other agreement to which Company and Bank are both parties (such as, for example, Merchant Agreements, or agreements with third parties referred to in Section 2.1 or in Article III), Bank and Company agree that for purposes of determining the rights and obligations as between the parties hereto, the provisions of this Agreement shall control to the extent of any inconsistency; this order of precedence shall apply even though the other agreement is one executed subsequent to the execution of this Agreement, unless the inconsistent provision of such subsequently executed agreement expressly refers to this Agreement and to the particular provisions hereof which are intended to be superseded by the inconsistent provision thereof. (Without limiting the generality of the foregoing, and as examples only, (i) if a provision in a Merchant Agreement, or in an agreement with a third party referred to in Section 2.1 or in Article III to which both Bank and Company are parties, specifies that Company may take certain action, but the action is of a kind which under the terms hereof Company is not permitted to take, or is not permitted to take without Bank’s prior approval, then the provision hereof shall take precedence such that Company shall not take such action, or not take such action without Bank’s prior approval, as the case may be, and (ii) if a provision in such an agreement has the effect of making Bank and Company both liable, whether jointly or severally or otherwise, to another party thereto with respect to a matter, but under the terms of this Agreement the liability for such a matter is reposed with one or the other of Bank or Company, then for purposes of determining the rights and obligations as between Bank and Company, the provision hereof shall take precedence such that the allocation of the liability shall be as provided in this Agreement).”

13. Exhibit 2.2(H) (ACH Services) is amended as follows:

(a) Section 13(a) thereof is amended by changing clause “(iv)” therein to read as follows:

“(iv) Company shall perform its obligations under this Exhibit in accordance with all Applicable Laws and, without limiting the generality of the foregoing, acknowledges that entries may not be initiated that violate the laws of the Unites States,”

Section 13(b) thereof is amended to read as follows:

“Without limiting its obligations under other provisions of the Agreement, Company agrees that, as between Bank and Company, except for matters which are subject to indemnification by Bank under the Agreement, Company is solely responsible for all losses (including, without limitation, all credit and fraud losses and all losses from breach of any warranties which under the ACH Rules are deemed made by Bank as ODFI, or by any Merchant as Originator, or by Company as Third-Party Sender or Originator) on Credit Entries and Debit Entries, whether for Merchants or for Company, and Company shall immediately upon notification by Bank indemnify Bank for the full amount of all such losses. Company also agrees that in the event any fine, penalty or other liability (collectively ‘Fines’) shall be imposed or assessed by NACHA against Bank as a result of the violation of any of the ACH Rules, should such violation result from any action or inaction on the part of Company (or any Merchant) or any violation by Company (or any Merchant) of any provisions of this Exhibit or of any provision of the ACH Rules or of any agreement referred to in Section 13(a)(v) above in this Exhibit, then Company shall immediately upon notification by Bank indemnify Bank for the full amount of all such Fines. Should Company fail immediately to indemnify Bank for the full amount of such losses or such Fines, Bank, in addition to any other rights and remedies it may have under the Agreement, in its sole discretion, shall have the right to deduct such losses and Fines from the designated Merchant Settlement Account, and/or to debit the Company Account or the Company Reserve Account or any other account maintained by Company with Bank or any affiliate of Bank for such losses and Fines.”

(b) Section 24 thereof is amended by changing the final two sentences therein to read as follows:

“Company agrees that all of the warranties and indemnifications of Third-Party Senders as set forth in said amendments to the ACH Rules shall apply to and be binding upon Company in such capacity and shall inure to the benefit of Bank as the ODFI. Such warranties and indemnifications shall not be construed as limiting, but rather shall be in addition to, Company’s warranties and indemnifications provided for elsewhere in this Exhibit and in the Agreement.”

(c) [Intentionally Omitted]

14. Addition of Company Affiliates as Parties to Agreement: Company, Bank, and each of the Company Affiliates, hereby agree that the Company Affiliates are added as parties to the Agreement, on the following basis:

(a) Each of the Company Affiliates is made a party to the Agreement to the same extent (except as hereinafter set forth in this Amendment) as if it had individually entered into the Agreement with Bank, and each Company Affiliate hereby assumes each and every obligation, and makes every representation, warranty and covenant, of the “Company” under the Agreement with respect to the portion of the Merchant Program conducted by such Company Affiliate (and makes the further representations, warranties and covenants with respect to the Merchant Program as a whole, as are set forth in this Amendment). A description of each Company Affiliate’s portion of the Company’s Merchant Program, of the Existing Portfolio, and of the ePayment Portfolio, and a listing of the BINs/ICAs applicable to such portion, each as of the date of this Amendment, is set forth in EXHIBIT B14 to this Amendment.

For its part, Company remains jointly and severally obligated and liable with each of the Company Affiliates, for each and every obligation of the “Company” under the Agreement, and agrees to indemnify Bank in accordance with the provisions hereinafter set forth.

(b) Without limiting the generality of the foregoing,

(i) Company and the Company Affiliates acknowledge that (1) each Company Affiliate must be registered as an ISO/MSP with the Card Associations (which means, among other things, that each Company Affiliate must pay registration fees and costs, and must furnish information to satisfy the requirements for registration imposed under the Rules and by Bank), and (2) each of the Company and the Company Affiliates must have satisfied the requirements of Bank’s Customer Identification Program prior to the date referred to in clause (i) of Section 11.1 of the Agreement.

(ii) Along with Company, each Company Affiliate hereby grants the security interests and makes the agreements set out in Section 5.4 of the Agreement, which for the convenience of the parties is set out in full below (without limiting the generality of Section B.14(a) above in this Amendment, for purposes of the application of the paragraph set out below to each Company Affiliate, the use of the defined term “Company” shall mean “Company Affiliate”):

“Section 5.4 Security; Set-off. Company hereby grants Bank a continuing security interest in and to the Company Account, the Merchant Settlement Accounts and the Company Reserve Account, all funds belonging or payable to Company, or in which Company may have an interest, now or hereafter in any such Account, and all other funds belonging or payable to Company, or in which Company may have an interest, now or hereafter in the possession of Bank, to secure all of Company’s obligations to Bank under this Agreement and under any other agreement executed in connection with this Agreement to which Bank and Company may now or hereafter be parties. The Company Account, Merchant Settlement Accounts and Company Reserve Account shall each be maintained at Bank, and each such Account, all funds now or hereafter contained therein, and any other monies belonging or payable to Company or in which Company may have an interest which are now or hereafter in Bank’s possession, shall be subject to Bank’s free, immediate and unencumbered right to set-off any claims Bank has against Company, whether absolute or contingent, for services, indemnification, or otherwise.”

(c) Notwithstanding the foregoing, it is expressly understood and agreed that:

(i) the Company Reserve Account (and any Letter of Credit obtained in lieu thereof) shall be maintained (or obtained, as the case may be) by Company as a single account (or as a single Letter of Credit, as the case may be) rather than as separate accounts (or Letters of Credit) maintained (or obtained, as the case may be) by each Company Affiliate, which Company Reserve Account (and Letter of Credit, as the case may be) shall provide funding for the Merchant Program as a whole, all as more fully set forth in Section 5.3 and Exhibit 5.3(A) of the Agreement, under which (i) the “Company” with the obligation to fund or replenish or increase the Company Reserve Account or Letter of Credit shall be construed to mean the Company, and (ii) (consistent with the agreements set forth elsewhere in this Amendment respecting Section 5.4 of the Agreement) the “Company Account” and “Merchant Settlement Accounts” and “funds” to which Bank, at its option, may resort for the purpose of such funding or replenishment or increase, shall be construed to mean the Company Account and Merchant Settlement Accounts and funds of, or pertaining to, first, the Company Affiliate whose activities shall have occasioned the funding or replenishment or increase, if such attribution to a particular Company Affiliate is apparent and obvious from the information already known to Bank at the time of such funding or replenishment or increase, and second, all or any of the Company Affiliates and the Company, as determined by Bank in its sole discretion; and

(ii) the provisions of the Agreement (including, without limitation, those in Section 5.2 and 5.3) which specify that Bank will satisfy “Company” obligations first from the Merchant Settlement Accounts or the Company Account, prior to satisfying any such obligations from funds in the Company Reserve Account, are hereby deemed modified to provide instead that Bank will satisfy the “Company” obligations of a particular Company Affiliate, first, from the Merchant Settlement Accounts and Company Account of, or pertaining to, that Company Affiliate, and second, from funds in any of the Company Reserve Account (or Letter of Credit), the Company Accounts (of all or any of the Company Affiliates) or the Merchant Settlement Accounts (pertaining to all or any of the Company Affiliates), in any order as Bank may determine in its sole discretion; and

(iii) insofar as

(1)	the Agreement as first executed by the Company and Bank contemplated a single registered ISO/MSP whose operating “divisions” were not distinct legal entities, such that a single set of Merchant Settlement Accounts and Company Account would be utilized in connection with the transactions contemplated by the Agreement, and

(2)	Bank is not willing to now alter the approach under the Agreement to join contractually several subsidiaries of the Company if Bank must accept the substantially greater risk of relying only on the separate resources, financial and otherwise, of each such Company Affiliate as the basis for providing the very substantial benefits of ISO/MSP sponsorship and related clearing and settlement services to each Company Affiliate on an individual basis, in order to induce Bank to make available those benefits to each Company Affiliate on an individual basis, each of the Company and Company Affiliates, along with making its other representations, warranties and agreements set out in this Amendment, hereby agrees that the security interests and set-off rights which it grants under Section 5.4 of the Agreement in all of its right, title and interest in the Company Reserve Account, in any Company Account, and in

any Merchant Settlement Accounts, and in all funds now or hereafter in any such Account, and all other funds belonging or payable to it, or in which it may have an interest, now or hereafter in the possession of Bank, shall secure not only its own obligations to Bank, but also all other obligations of the Company and/or any of the other Company Affiliates to Bank, under the Agreement and under any other agreement executed in connection with the Agreement to which Bank and any of the Company or Company Affiliates may now or hereafter be parties; and

(iv) [intentionally omitted]; and

(v) any notice intended for any of the Company Affiliates may be given to Company in the manner prescribed in Section 13.1 of the Agreement, which shall be deemed to constitute the giving of such notice not only to Company but also to such Company Affiliate; and

(vi) all rights of termination and other rights and remedies afforded Bank under various provisions of the Agreement may be exercised by Bank, in its sole discretion, either (A) against only those of the Company Affiliates whose breach or other action or inaction, or whose circumstances, gave rise to the right of termination or other rights or remedies, or (B) against the Company and all of the Company Affiliates, including those not involved in the breach or other action or inaction or circumstances giving rise to the right of termination or other rights or remedies (without limiting the generality of the foregoing, and as examples only, (x) in the event that one or more of the Company Affiliates is disqualified from registration by one of the Card Associations, Bank (in addition to all its other rights and remedies) may exercise its right to terminate the Agreement, either as to just the disqualified Company Affiliate(s), or in Bank’s sole discretion, as to Company and all of the Company Affiliates, including those who were not disqualified, and (y) if there shall have occurred and be continuing an Event of Default by, or an event referred to in Section 11.5(a) or (b) of the Agreement affecting, one or more of the Company Affiliates, it may be deemed to constitute a failure of the condition set out in the proviso to Section 5.1(c) of the Agreement either as to just the affected Company Affiliate(s), or in Bank’s sole discretion, as to all of the Company and Company Affiliates), it being the express intention of the parties that Bank shall be entitled, at its option, to deem a breach or default or other action or inaction or circumstance affecting any one of the Company or Company Affiliates under the terms of the Agreement as also constituting a like breach or default or other such action or inaction or circumstance affecting all of the others, to the end that Bank shall be allowed, in its sole discretion, to exercise all its rights and remedies under the Agreement with respect to all of the Company and Company Affiliates; and

(vii) the $75,000 amounts referred to in Section 10.4 and in Section 11.7 of the Agreement, shall refer to the aggregate of amounts owed to Bank for the entire Merchant Program of Company and all the Company Affiliates taken as a whole, such that the conditions to which those amounts relate shall not be deemed satisfied for any of the Company or Company Affiliates if such aggregate amounts exceed $75,000; and

(viii) each exposure limit set forth in Exhibit 2.2(H) shall be deemed to refer to aggregate exposure for the entire Merchant Program of Company and all the Company Affiliates taken as a whole. (By way of example only, the $1 million of RCK Entries per day transaction limit for “Company” described at Section 21(f) of Exhibit 2.2(H), would be construed to limit the combined total of such RCK Entries for the Company and all the Company Affiliates taken together, to $1 million per day.); and

(ix) the representation and warranty made by “Company” at Section 9.3(a) of the Agreement, as made by each of the Company Affiliates, shall be construed to refer to the entity type and state of organization of each, as set forth above in this Amendment.

(d) Parent Indemnity: Company hereby agrees to the following indemnity provisions (the “Parent Indemnity”), which shall be in addition to, and not in limitation of, Company’s other obligations under the Agreement:

(i) Company hereby agrees to indemnify, defend and hold harmless Bank and its Affiliates and each of their respective directors, officers, employees, agents, successors and assigns (collectively, “Indemnified Parties”) from and against any and all “Covered Losses” (as hereinafter defined) arising directly or indirectly out of any failure of any of the Company Affiliates to pay when due any amount for which such Company Affiliate shall be responsible under any provision of the Agreement.

(ii) Company’s obligations under the Parent Indemnity (A) shall be unlimited, (B) shall be absolute, irrevocable and unconditional under any and all circumstances, (C) shall apply irrespective of whether Bank or any of the other Indemnified Parties is held or alleged to have been contributorily negligent or otherwise engaged in actions or omissions which contributed to the Covered Losses, (D) shall survive the expiration or termination of the Agreement, the Merchant Agreements, and any other agreement to which Bank and the Company or any of the Company Affiliates may now or hereafter be party, and shall survive any event the effect of which is to cause one or more of the Company Affiliates to cease to be affiliates of the Company, and (E) shall be in addition to, and not in limitation of, any other indemnities in favor of any of the Indemnified Parties, including without limitation any other indemnification provisions of the Agreement. Company’s obligations under the Parent Indemnity shall apply notwithstanding the existence of any defense as might be available to any of the Company Affiliates with respect to its failure referred to in Section B.14(d)(i) above in this Amendment, including, without limitation, any defense based on any Company Affiliate’s bankruptcy or insolvency, or on its lack of corporate power or authority to enter into or perform the Agreement or on its failure to have duly authorized or executed the Agreement, or its failure to have received adequate consideration therefor, and Company irrevocably and unconditionally agrees, to the fullest extent permitted by law, to waive any defense or setoff to its obligations under the Parent Indemnity (save only for the defense that an alleged failure referred to in Section B.14(d)(i) above in this Amendment shall not have occurred or, having occurred, shall have already been cured by indefeasible payment in full of all amounts which the Company Affiliate(s) in question shall have failed to pay when due).

(iii) For the purposes of the Parent Indemnity, the term “Covered Losses” shall mean all claims, damages, losses, penalties, fines, expenses, costs and/or liabilities (including attorneys’ fees and court costs), including without limitation all “Losses” as defined in the Agreement.

(iv) Company shall pay and perform its obligations under the Parent Indemnity promptly upon written demand for indemnification containing in reasonable detail the facts giving rise to such liability. It shall not be necessary for any of the Indemnified Parties (and Company and hereby waives any rights which Company may have to require any of the Indemnified Parties), in order to enforce the Parent Indemnity, to first (A) institute suit or otherwise pursue its rights or remedies against another of the Company Affiliates or any other person or entity, or (B) enforce or pursue any of its rights or remedies against any collateral or security which shall ever have been given in connection with the Agreement or the Merchant Program or any Covered Losses, or (C) join any of the Company Affiliates or any Merchant or any others liable on the Covered Losses in any action seeking to enforce the Parent Indemnity, or (D) resort to any other means of obtaining payment of the Covered Losses; and in connection herewith, Company hereby expressly waives and relinquishes all rights, if any, under Official Code of Georgia Annotated §§10-7-22 and 10-7-24. The provisions set forth or referred to in Section B.14(c)(i) or B.14(c)(ii) above in this Amendment regarding the order in which Bank may resort to the specified Accounts or funds or Letter of Credit, shall not be construed to require Bank to resort to such Accounts or funds or Letter of Credit in lieu of exercising other remedies, but only to prescribe the order in which Bank will resort to the specified Accounts or funds or Letter of Credit should Bank elect to resort to same. In addition, in construing such provisions Bank shall be deemed to comply with any requirement regarding the order in which Bank may resort to the specified Accounts or funds or Letter of Credit if Bank resorts to the then available balance on hand on the date when Bank is electing to exercise such remedy; Bank is under no obligation to await the receipt into any such Account or funds or Letter of Credit of additional amounts as may be anticipated on later dates before resorting to the other Accounts or funds or Letter of Credit to which such provisions make reference; nor is Bank under any obligation to regard as a “then available balance on hand”, one which Bank cannot immediately and lawfully take and apply on a self-help basis, or one with respect to which there is any pending or threatened claim challenging Bank’s right to do so.

(v) In the event that Company shall breach or fail to timely perform any provisions of the Parent Indemnity, Company shall, upon demand by CB&T, pay CB&T all costs and expenses (including without limitation costs and expenses of the kinds referred to in Section B.14(d)(iii) above) incurred by CB&T or any other Indemnified Parties in the enforcement hereof or the preservation of the Indemnified Parties’ rights hereunder.

(vi) If any portion of the indemnification provided for herein is held void or unenforceable for reasons of public policy or otherwise, then the remaining portion thereof shall be construed as severable from the void portion and shall be given the maximum effect possible.

15. Chase Agreement: Reference is made to the Merchant Portfolio Assignment and Assumption Agreement, dated as of March 24, 2005 (the “Chase Agreement”) The parties to this Amendment expressly understand and agree that the amount paid by Bank to JPMorgan Chase Bank pursuant to Section 9(a) of the Chase Agreement (and any amount as may be paid by Bank to JPMorgan Chase Bank pursuant to a comparable provision in any subsequent Merchant Portfolio Assignment and Assumption Agreement as may be entered into with JPMorgan Chase Bank) shall be deemed to constitute a funding pursuant to Section 5.1(c) of the Agreement and shall be repayable by Company and the Company Affiliates to Bank in accordance with the provisions of the Agreement applicable to such fundings.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the 22nd day of June, 2005.

Columbus Bank and Trust Company

By:	/s/ N. Fraser Cruickshank
Name:	N. Fraser Cruickshank
Title:	Vice President

TransFirst Holdings, Inc.

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

TransFirst, LLC (Delaware)

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

TransFirst Health Services, Inc. (Kansas)

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

TransFirst ePayment, Inc. (Nevada)

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

Payment Resources International, LLC (Delaware)

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

TransFirst Merchant Services, Inc. (Delaware)

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

EXHIBIT B14

BIN/ICA	Company Affiliate Using BIN/ISC and Description of Portion of Merchant Program
BINs: [***] ICAs: [***]

TransFirst LLC (‘‘TF LLC”): TF LLC markets its merchant processing services to small and medium-sized community banks. TransFirst either (i) sells its services to banks that resell the services to their merchant customers or (ii) sets up a referral program whereby a bank refers its customers directly to Holdings.

TransFirst Merchant Services, Inc. (“TFMS”): TFMS markets its payment processing services and solutions to external, independent sales organizations that solicit merchants on TFMS’s behalf.

TransFirst Health Services, Inc. (‘‘TF Health”): TF Health markets electronic payment processing to healthcare service providers, pharmacies, medical suppliers and other healthcare merchants.

BINs: [***] ICAs: [***]	TransFirst ePayment, Inc. (“ePay”): ePay provides merchant processing services to the card-not-present market which encompasses merchants who provide customers with products and services through the utilization of mail-order, telephone-order, Internet-order or other non face-to-face distribution channels.

BINs: [***] BIN to be Assigned per Conversion ICAs: [***] ICA to be Assigned per Conversion	Payment Resources International (“PRI”): PRI markets its payment processing services and solutions to external, independent sales organizations that solicit merchants on PRI’s behalf. Many PRI products and services are around recurring automatic and recurring payments for services like utilities, water, sewer and storage (ACH processing).

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Amendment

To

Clearing and Settlement Services Agreement

This is an Amendment dated as of September 28, 2007 (the “Amendment”) to the Clearing and Settlement Services Agreement dated as of July 23, 2004 (which, as previously amended and as amended herein and from time to time hereafter, is referred to herein as the “Agreement”), by and between TransFirst Holdings, Inc., Columbus Bank and Trust Company, TransFirst, LLC (Delaware), TransFirst Health Services, Inc. (Kansas), TransFirst ePayment, Inc. (Nevada), Payment Resources International, LLC (Delaware), and TransFirst Merchant Services, Inc. (Delaware).

WHEREAS, the parties desire to amend the Agreement by modifying Section 11.1, Section 11.3(a), Section 11 5(f), Exhibit B and Exhibit 5.3(A) thereof, in certain respects;

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

A. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein, shall have the meanings ascribed to those terms in the Agreement. As used in “Exhibit 5.3(A)” attached to this Amendment, the term “First Amendment To Clearing and Settlement Services Agreement” refers to the First Amendment To Clearing and Settlement Services Agreement, among the parties hereto, dated as of June 22, 2005.

B. Amendments. The Agreement is amended as follows:

1. Section 11.1 of the Agreement is amended by replacing the words “December 31, 2008” with the words “December 31, 2013”.

2. Section 11.3(a) of the Agreement is amended by replacing the words “this section will not apply to an initial public offering of the Company’s common stock on a nationally recognized stock exchange” with the words “this section will not apply to an initial public offering of the Company’s common stock on a nationally recognized stock exchange, or to an offering of the Company’s common stock pursuant to SEC Rule 144A for sale, re-resale, to qualified institutional buyers who are entities organized under the laws of one of the States of the United States or under U.S. federal law”.

3. Section 11.5(f) of the Agreement is amended by replacing the words “and Company is unable or unwilling to immediately terminate any such relationship and any further such publication” with the words “and either (x) the matter has been discussed with the Chief Executive Officer of Bank and the Chief Executive Officer of Company (Bank or Company may substitute its Chief Financial Officer if its Chief Executive officer is unavailable, or a delegee of either if both are unavailable) and after such discussion, Company does not terminate the offending relationship and any further such publication (should the termination of said relationship and any further such publication still be required by Bank), or (y) Company fails to make available its Chief Executive Officer or its Chief Financial Officer, or a delegee of either, for the discussion referred to in (x) above, within 48 hours after Company receives Bank’s request therefor”.

4. Exhibit B of the Agreement is amended and restated, effective January 1, 2008, to read as set forth in the “Exhibit B” attached hereto and incorporated herein by this reference.

5. Exhibit 5.3(A) of the Agreement is amended and restated to read as set forth in “Exhibit 5.3(A)” attached hereto and incorporated herein by this reference.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the 28th day of September, 2007.

Columbus Bank and Trust Company

By:	/s/ N. Fraser Cruickshank
Name:	N. Fraser Cruickshank
Title:	Vice President

TransFirst Holdings, Inc.

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	SVP & CFO

TransFirst Health Services, Inc.

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	SVP & CFO

TransFirst LLC (Delaware)

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	SVP & CFO

TransFirst ePayment, Inc. (Nevada)

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	SVP & CFO

Payment Resources International LLC (Delaware)

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	SVP & CFO

TransFirst Merchant Service, Inc. (Delaware)

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	SVP & CFO

EXHIBIT B

DESCRIPTION OF SERVICES AND FEES

Note: Fees and charges listed on below do not include any sales, use, excise, value added, utility or other similar taxes relating to the services provided for herein, the payment of all of said taxes being the sole responsibility of Company.

Bank may increase the ACH-related fees shown in the table below, to reflect increases in the fees imposed on Bank by the Federal Reserve Bank. Bank may increase the other fees shown in the table below to correspond to increases in such fees which Bank makes applicable to its customers generally, except that the BIN Sponsorship fees shown in the table below may not be adjusted by Bank, and the rates which are the last two items shown in the table below, will only change in accordance with changes in the specified indices. In addition, except in the case of an increase in fees charged by the Federal Reserve Bank which may be passed on to Company, the fees for ACH items, ACH return fee, ACH Input Transmission, and ACH Mainframe Setup Fee may not be increased by Bank.

BIN Sponsorship monthly fees commencing on January 1, 2008:

[***]*

*	Pricing for each tier applies [***]. For example, [***] in a month would incur fees as follows:

[***]

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

TMA CODE	SERVICE	PRICE			UNIT MEASURE
Includes a entry (type 5) and addends (type 7) record as one billable item
25 01 02	ACH items	$	[***	]
25 03 02	ACH Return Fee	$	[***	]
25 05 01	ACH Input Transmission	$	[***	]
25 05 04	ACH Input Automated Network	$	[***	]
25 06 20	ACH Reversal/Deletion fee	$	[***	]
25 11 30	ACH Mainframe Set up Pee	$	[***	]
25 11 30	ACH Web Based Set Up Fee	$	[***	]

40 10 00	Business Online Access Level 1	$	[***	]
40 10 00	Business Online Access Level II	$	[***	]
40 10 00	Business Online Access Level III	$	[***	]
40 10 03	Business Online Set Up Fee	$	[***	]
40 99 99	Additional Accounts	$	[***	]

01 00 20	Zero Balance Account (ZBA) Main Account	$	[***	]
01 00 21	Zero Balance Account (ZBA) Sub Account	$	[***	]
01 07 01	Zero Balance Account (ZBA) Set Up Fee	$	[***	]

01 04 10	Analysis Statement	$	[***	]
10 00 15	Cash Deposited	$	[***	]
10 00 10	Coin Wrap	$	[***	]
10 00 00	Deposits	$	[***	]
10 02 20	Deposited Items - CBT	$	[***	]
10 02 25	Deposited Items - Non CB&T	$	[***	]
15 11 00	Items Paid - Fine Sort	$	[***	]
15 99 99	Items Paid - Fine Sort Minimum	$	[***	]
15 00 10	Items Paid - Regular	$	[***	]
01 00 00	Maintenance Fee - Monthly	$	[***	]
15 03 40	Insufficient Funds Fes	$	[***	]
15 04 20	Manuel Stop Payments	$	[***	]
15 04 10	Web Base Stop Payment	$	[***	]
25 02 00	Preauthorized Debits	$	[***	]
25 02 01	Preauthorized Credit	$	[***	]
10 04 00	Return Deposit Items	$	[***	]
35 03 00	Wire Transfers - Incoming	$	[***	]
35 02 00	Wire Transfers - Outgoing	$	[***	]
35 01 00	Web Base Outgoing wire	$	[***	]
35 07 00	International Wires	$	[***	]
33 07 00	Web Based Outgoing International Wire	$	[***	]
15 99 99	Return of Canceled Checks w/ Stmt	$	[***	]
00 01 41	ZZ - Negative Collected Balance	$	[***	]
00 02 40	Earnings Credit Rate	$	[***	]

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Monthly Minimum Fees – Commencing January 1, 2008, Company shall be required to pay to Bank amounts sufficient to generate aggregate fees of at least [***] Dollars ($[***]) per month (the “Minimum Monthly Fees”). If during any calendar month, the fees paid by Company to Bank for the Bank services aggregate to less than the Minimum Monthly Fees, Bank shall be entitled to deduct the difference between the fees paid for such month and the Minimum Monthly fees from the Company Account.

Company shall reimburse Bank’s reasonable out of pocket expenses for an annual on-site review of Company.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Exhibit 5.3(A)

COMPANY RESERVE

Unless adjusted pursuant to Section 3.3, or Section 5.3(b), or Section 5.3(c) of this Agreement, the Company Reserve Account shell be maintained at all times in the amount of $1,000,000.

If the amount required to be deposited in the Company Reserve Account increases and the Company fails to fund such increase within three (3) business days of Bank’s request that Company do so, Bank, in addition to any other rights and remedies it may have under this Agreement, at its option (and subject to the relevant provisions of the First Amendment To Clearing and Settlement Services Agreement) may use any funds which would otherwise be payable to Company, or any funds in the Merchant Settlement Accounts or in the Company Account, to fund such increase in the Company Reserve Account.

Replenishment of the Company Reserve Account

Per Article 5, Section 5.3(b) of this Agreement, should Bank make deductions from the Company Reserve Account as permitted under Section 5.4 to fund the payment of Merchant Losses, Transaction Card chargebacks, Losses on ACH transactions for Merchants or Company, fees or any other amounts due to Bank, Company will be required within three (3) business days to replenish the Company Reserve Account by the amount of such deductions. If Company fails to do so, Bank, in addition to any other rights and remedies it may have under the Agreement, at its option (and subject to the relevant provisions of the First Amendment To Clearing and Settlement Services Agreement) may use any funds which would otherwise be payable to Company, or any funds in the Merchant Settlement Account or in the Company Account, to replenish the Company Reserve Account.

THIRD AMENDMENT

TO

CLEARING AND SETTLEMENT SERVICES AGREEMENT

This is an Amendment, dated as of December 23, 2011 (“this Amendment”), to the Clearing and Settlement Services Agreement dated as of July 23, 2004 (which, as previously amended and as amended herein and from time to time hereafter, is referred to herein as the “Agreement”), by and between TransFirst Holdings, Inc., Synovus Bank (formerly, Columbus Bank and Trust Company) (the “Bank”), TransFirst, LLC, a Delaware limited liability company, TransFirst Health and Government Services, LLC (formerly, TransFirst Health and Government Services, Inc.), a Delaware limited liability company, TransFirst ePayment, LLC, (formerly, TransFirst ePayment, Inc.), a Nevada limited liability company, Payment Resources International, LLC, a Delaware limited liability company, and TransFirst Third Party Sales, LLC (formerly, TransFirst Third Party Sales, Inc.), a Delaware limited liability company, which amends the Agreement in certain respects and adds as a party to the Agreement TransFirst ePayment Services, LLC, (formerly, TransFirst ePayment Services, Inc. and Data Processors International, Inc.) a Delaware limited liability company.

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

A. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein, shall have the meanings ascribed to those terms in the Agreement.

B. Amendments. The Agreement is amended as follows:

1. Effective as of December 23, 2011 (a) Exhibit 5.3(A) of the Agreement, and references to such Exhibit elsewhere in the Agreement, are deleted, (b) references in the Agreement to using a Letter of Credit in lieu of funding the Company Reserve Account, are deleted, and (c) Section 5.3 of the Agreement is revised to read as follows:

“5.3 Company Reserve Account.

(a) Funding. Company will establish and maintain at Bank a reserve deposit account (“Company Reserve Account”), in an amount not less than $[***], to fund the payment of Merchant Losses, Transaction Card chargebacks, Losses on ACH transactions for Merchants or Company, other Losses, fees and other amounts due to Bank. Bank, in its sole reasonable discretion, may instruct Company (i) to increase the $[***] amount referred to above, to any amount up to [***] dollars ($[***]) if at any time the collective Merchants’ processed under this Agreement average chargeback dollar volume over the preceding 6 months, as a percentage of average monthly processing dollar volume, over the preceding 6 months, exceeds [***]%, and (ii) to increase the $[***] amount (or $[***] amount as applicable) referred to in (i) above to $[***] if at any time the collective Merchants’ processed under this Agreement average chargeback dollar volume over the preceding 6 months, as a percentage of monthly processing dollar volume over the preceding 6 months, exceeds [***]%. If after the [***]% threshold referred to in clause (i) above has been exceeded, or after the [***]% threshold referred to in clause (ii) above has been exceeded, the chargeback volume percentage falls back below such

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

threshold for two consecutive months, then the $[***] or $[***] cap amount, as applicable, will again apply (until the applicable threshold is next exceeded per the terms of (i) and (ii) above). In the event the Merchant Settlement Accounts and Company Account are insufficient or unavailable for reimbursement of Merchant chargebacks, Losses on ACH transactions for Merchants or Company, or other Losses, then Bank, in addition to all its other rights and remedies hereunder and under Applicable Law, may eliminate any Merchant chargeback, ACH related Loss, or other Loss via deduction of the amount of such chargeback, ACH related Loss, or other Loss from the Company Reserve Account without advance notice to Company, such notice to be provided within a reasonable amount of time after a deduction is taken. Amounts deposited in the Company Reserve Account will not earn any interest, but will earn funds credit at the Earnings Credit Rate specified in Exhibit B.

(b) Mechanics. Company shall initially fund the Company Reserve Account in the amount required pursuant to Section 5.3(a), with no further funding required unless pursuant to this Agreement. Additional funding of the Company Reserve Account may be required by increases, if any, in the amount of $[***] or $[***] as applicable when instructed by Bank pursuant to Section 5.3(a) of this Agreement, such that Company shall provide sufficient additional funds to Bank to ensure that at all times the amount in the Company Reserve Account is at least the amount required pursuant to Section 5.3(a). It is expressly agreed and understood by the parties hereto that the level of reserves and reserve policy currently existing at the Company, as required by Company’s current criteria and related underwriting are sufficient for purposes of the reserve requirement of 5.3(a) and will continue to be sufficient as long as the business and/or risk profile of the Company does not materially change. Bank may review at any time and, in Bank’s sole reasonable discretion, may increase or decrease the amount of the Company Reserve Account based on (i) actual Merchant Losses that Bank has incurred or (ii) Merchant Losses that Bank, in its sole reasonable discretion, reasonably anticipates incurring under this Agreement and the Merchant Agreements, and (iii) any other risks which may arise, as determined in Bank’s sole reasonable discretion, as a result of Company’s failure to comply with any term or condition of this Agreement including but not limited to any fine, fee, penalty, or assessment by a Card Association related to Company’s status pursuant to this Agreement. Within three (3) business days after notice of Bank’s decision to increase the Company Reserve Account, Company shall pay to Bank any additional amounts required. In the event Company fails to do so, or in any instance where Bank makes deductions from the Company Reserve Account as permitted under Section 5.4 to fund the payment of Merchant Losses, Transaction Card chargebacks, Losses on ACH transactions for Merchants of Company, other Losses, or fees or any other amounts due to Bank, which Company fails to replenish to the Company Reserve Account within three (3) business days after notice from Bank, Bank, in addition to any other rights and remedies it may have under this Agreement, at its option may use any funds which would otherwise be payable to Company, or any funds in the Merchant Settlement Accounts or in the Company Account, to provide for such increase in, or to replenish, the Company Reserve Account.

(c) Company Reserve Account Upon Termination.

(1) The Company Reserve Account shall remain deposited at Bank and funded in the amount required under Section 5.3(a) above, throughout the term of this Agreement, including any extensions and renewals thereof, and through the end of

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

any period of continued servicing as described in Section 11.7. Following the expiration or termination of this Agreement and the conclusion of any period of continued servicing as described in Section 11.7, Bank, in its sole reasonable discretion, may retain in the Company Reserve Account funds in the amount prescribed pursuant to Section 5.3(a) above, and may retain the security interest and set-off rights therein provided for in Section 5.4, until neither the Company nor any Merchant nor any third party referred to in Section 2.1 or Article III or Exhibit 2.2(H) has any Material outstanding obligations or liabilities to Bank under this Agreement, including without limitation obligations for any Merchant Losses, or any contingent liabilities (including, without limitation, for trailing chargebacks), as determined by Bank in its sole reasonable discretion. Bank shall pay to Company, upon Company’s request, any amounts remaining in the Company Reserve Account which constituted funding required pursuant to this Section 5.3(c)(1), within ten (10) business days following the satisfaction of the condition described in the immediately preceding sentence. Bank will permit the withdrawal of all funds held in the Company Reserve Account, if Bank enters into an agreement, in form and substance satisfactory to Bank, with a member in good standing of the Card Associations which has been recognized by the Card Association as the assignee of the BINs and ICAs relating to the Merchant Program which has capitalization which is acceptable to Bank, in its reasonable discretion, whereby such member receives assignment pursuant to Section 10.4 of this Agreement and assumes all liabilities associated with the assigned BINs/ICAs, including without limitation trailing chargebacks liabilities. The funding required pursuant to this Section 5.3(c)(1) shall be in addition to the funding required pursuant to Section 5.3(c)(2) below.

(2) In the event that one or more BINs/ICAs which are used for the Merchant Program are not transferred by Bank to another acquiring financial institution as contemplated by this Agreement, upon expiration or termination of this Agreement and the conclusion of any period of continued servicing as described in Section 11.7, Bank may retain in the Company Reserve Account additional funds equal to the average monthly volume of chargebacks and other Losses for activity processed utilizing the non-transferred BINs/ICAs during the six (6) month period occurring prior to the effective date of such expiration or termination or, if later, the average monthly chargeback and other Losses prior to the conclusion of any period of continued servicing as described in Section 11.7, multiplied by six (6), and may retain the security interest and set-off rights therein provided for in Section 5.4, for a period of six (6) months following the effective date of such expiration or termination or, if later, following the conclusion of any period of continued servicing as described in Section 11.7. Bank shall pay to Company, upon Company’s request, any amounts remaining in the Company Reserve Account which constituted funding required pursuant to this Section 5.3(c)(2), within thirty (30) days following the end of the period described in the immediately preceding sentence. The funding required pursuant to this Section 5.3(c)(2) shall be in addition to the funding required pursuant to Section 5.3(c)(1) above.”

2. For the avoidance of doubt, it is expressly understood and agreed that Section 5.3, though amended as hereinabove set forth, remains (in that amended form) subject to the modifications and rules of construction set forth in Section 14(c) of the First Amendment to Clearing and Settlement Services Agreement dated as of June 22, 2005 (“First Amendment”) but with any references therein to the Letter of Credit or to Exhibit 5.3(A) deleted therefrom (effective as of December 23, 2011) as provided in Section B.1 above in this Amendment.

3. Company, Bank, each of the Company Affiliates, and TransFirst ePayment Services, LLC, hereby agree that TransFirst ePayment Services, LLC is added as a party to the Agreement, as a “Company Affiliate”, effective as of June 22, 2005 and with the same effect as if TransFirst ePayment Services, LLC (i) had been added as a party and as a “Company Affiliate”, on the same basis and under the same provisions by which the other Company Affiliates were added as parties by the First Amendment, and (ii) had been a party to any subsequent amendments of the Agreement entered into prior to the date hereof. In addition, Exhibit B14 to the Agreement, is deemed modified hereby, effective as of June 22, 2005, to reflect that TransFirst ePayment Services, LLC uses the same BINs/ICAs there shown as used by TransFirst ePayment, LLC.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the 23rd day of December, 2011.

Synovus Bank

By:	/s/ N. Fraser Cruickshank
Name:	N. Fraser Cruickshank
Title:	Group Vice President

TransFirst Holdings, Inc.

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	SVP & CFO

TransFirst, LLC

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	SVP & CFO

TransFirst Health and Government Services, LLC

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	SVP & CFO

TransFirst ePayment, LLC

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	SVP & CFO

Payment Resources International, LLC

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	SVP & CFO

TransFirst Third Party Sales, LLC

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	SVP & CFO

TransFirst ePayment Services, LLC

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	SVP & CFO

Third Amendment

to

Clearing and Settlement Services Agreement

This is an Amendment dated as of June 19, 2013 (the “Amendment”) to the Clearing and Settlement Services Agreement dated as of July 23, 2004 (which, as previously amended and as amended herein and from time to time hereafter, is referred to herein as the “Agreement”), by and between TransFirst Holdings, Inc., Synovus Bank (formerly, Columbus Bank and Trust Company) (the “Bank”), TransFirst, LLC (Delaware), TransFirst Health and Government Services, LLC (formerly, TransFirst Health and Government Services, Inc. (Kansas), TransFirst ePayment, LLC, (formerly, TransFirst ePayment, Inc.) (Nevada), Payment Resources International, LLC (Delaware), TransFirst Third Party Sales, LLC (formerly, TransFirst Third Party Sales, Inc.) (Delaware), and TransFirst ePayment Services, LLC, which amends the Agreement in certain respects.

WHEREAS, Bank and Company desire to make certain changes to the Agreement, all as more fully hereinafter set forth.

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

A. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein, shall have the meanings ascribed to those terms in the Agreement

B. Amendment. The Agreement is amended as follows:

1.	Section 11.2 of the Agreement is amended by replacing “six (6) months” with “five (5) months”.

C. General Provisions.

1.	Except to the extent modified or amended by this Amendment, all of the provisions of the Agreement shall continue in full force and effect and shall remain enforceable and binding against the parties thereto in accordance with their terms.

2.	Each party hereto shall take whatever action is required to give full effect to the provisions of this Amendment.

3.	This Amendment shall be governed by and interpreted by the laws of the State of Georgia except where Federal law is applicable, without reference to conflict or choice of law rules.

4.	This Amendment may be executed in the original, by facsimile or PDF, and/or in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

Synovus Bank

By:	/s/ N. Fraser Cruickshank
Name:	N. Fraser Cruickshank
Title:	Vice President

TransFirst Holdings, Inc.

By:	Mark W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

TransFirst, LLC

By:	Mark W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

TransFirst Health and Government Services, LLC

By:	Mark W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

TransFirst ePayment, LLC

By:	Mark W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

Payment Resources International, LLC

By:	Mark W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

TransFirst Third Party Sales, LLC

By:	Mark W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

TransFirst ePayment Services, LLC

By:	Mark W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

Fourth Amendment

to

Clearing and Settlement Services Agreement

This is an Amendment dated as of July 29, 2013 (the “Amendment”) to the Clearing and Settlement Services Agreement dated as of July 23, 2004 (which, as previously amended and as amended herein and from time to time hereafter, is referred to herein as the “Agreement”), by and between TransFirst Holdings, Inc., Synovus Bank (formerly, Columbus Bank and Trust Company) (the “Bank”), TransFirst, LLC (Delaware), TransFirst Health and Government Services, LLC (formerly, TransFirst Health and Government Services, Inc. (Kansas), TransFirst ePayment, LLC, (formerly, TransFirst ePayment, Inc.) (Nevada), Payment Resources International, LLC (Delaware), TransFirst Third Party Sales, LLC (formerly, TransFirst Third Party Sales, Inc.) (Delaware), and TransFirst ePayment Services, LLC, which amends the Agreement in certain respects.

WHEREAS, Bank and Company desire to make certain changes to the Agreement, all as more fully hereinafter set forth.

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

A.	Definitions. Capitalized terms used in this Amendment and not otherwise defined herein, shall have the meanings ascribed to those terms in the Agreement

B.	Amendment. The Agreement is amended as follows:

1.	Section 11.2 of the Agreement is amended by replacing “five (5) months” with “four (4) months”.

C.	General Provisions.

1.	Except to the extent modified or amended by this Amendment, all of the provisions of the Agreement shall continue in full force and effect and shall remain enforceable and binding against the parties thereto in accordance with their terms.

2.	Each party hereto shall take whatever action is required to give full effect to the provisions of this Amendment.

3.	This Amendment shall be governed by and interpreted by the laws of the State of Georgia except where Federal law is applicable, without reference to conflict or choice of law rules.

4.	This Amendment may be executed in the original, by facsimile or PDF, and/or in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

Synovus Bank

By:	/s/ N. Fraser Cruickshank
Name:	N. Fraser Cruickshank
Title:	Vice President

TransFirst Holdings, Inc.

By:	/s/ M. W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

TransFirst, LLC

By:	/s/ M. W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

TransFirst Health and Government Services, LLC

By	/s/ M. W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

TransFirst ePayment, LLC

By:	/s/ M. W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

Payment Resources International, LLC

By:	/s/ M. W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

TransFirst Third Party Sales, LLC

By:	/s/ M. W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

TransFirst ePayment Services, LLC

By:	/s/ M. W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

Fifth Amendment

to

Clearing and Settlement Services Agreement

This is an Amendment dated as of August 30, 2013 (the “Amendment”) to the Clearing and Settlement Services Agreement dated as of July 23, 2004 (which, as previously amended and as amended herein and from time to time hereafter, is referred to herein as the “Agreement”), by and between TransFirst Holdings, Inc. (the “Company”), Synovus Bank (formerly, Columbus Bank and Trust Company) (the “Bank”), TransFirst, LLC (Delaware), TransFirst Health and Government Services, LLC (formerly, TransFirst Health and Government Services, Inc. (Kansas), TransFirst ePayment, LLC, (formerly, TransFirst ePayment, Inc.) (Nevada), Payment Resources International, LLC (Delaware), TransFirst Third Party Sales, LLC (formerly, TransFirst Third Party Sales, Inc.) (Delaware), and TransFirst ePayment Services, LLC, which amends the Agreement in certain respects.

WHEREAS, Bank and Company desire to make certain changes to the Agreement, all as more fully hereinafter set forth.

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

D.	Definitions. Capitalized terms used in this Amendment and not otherwise defined herein, shall have the meanings ascribed to those terms in the Agreement

E.	Amendment. The Agreement is amended as follows:

1.	Section 11.2 of the Agreement is amended by replacing “four (4) months” with “one hundred six (106) days”.

F.	General Provisions.

1.	Except to the extent modified or amended by this Amendment, all of the provisions of the Agreement shall continue in full force and effect and shall remain enforceable and binding against the parties thereto in accordance with their terms.

2.	Each party hereto shall take whatever action is required to give full effect to the provisions of this Amendment.

3.	This Amendment shall be governed by and interpreted by the laws of the State of Georgia except where Federal law is applicable, without reference to conflict or choice of law rules.

4.	This Amendment may be executed in the original, by facsimile or PDF, and/or in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

Synovus Bank

By:	/s/ N. Fraser Cruickshank
Name:	N. Fraser Cruickshank
Title:	Vice President

TransFirst Holdings, Inc.

By:	/s/ M. W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

TransFirst, LLC

By:	/s/ M. W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

TransFirst Health and Government Services, LLC

By	/s/ M. W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

TransFirst ePayment, LLC

By:	/s/ M. W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

Payment Resources International, LLC

By:	/s/ M. W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

TransFirst Third Party Sales, LLC

By:	/s/ M. W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

TransFirst ePayment Services, LLC

By:	/s/ M. W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President & CFO

AMENDMENT

TO

CLEARING AND SETTLEMENT SERVICES AGREEMENT

This is an Amendment dated as of September 16, 2013 (the “Amendment”) to the Clearing and Settlement Services Agreement dated as of July 23, 2004 (which, as previously amended and as amended herein and from time to time hereafter, is referred to herein as the “Agreement”), by and between TransFirst Holdings, Inc. (the “Company”), Synovus Bank (formerly, Columbus Bank and Trust Company) (the “Bank”), TransFirst, LLC (Delaware), TransFirst Health and Government Services, LLC (formerly, TransFirst Health and Government Services, Inc. (Kansas), TransFirst ePayment, LLC, (formerly, TransFirst ePayment, Inc. (Nevada), Payment Resources International, LLC (Delaware), TransFirst Third Party Sales, LLC (formerly, TransFirst Third Party Sales, Inc.) (Delaware), and TransFirst ePayment Services, LLC, which amends the Agreement in certain respects.

WHEREAS, Company and Bank desire to extend the current renewal term of the Agreement;

WHEREAS, Bank and Company desire to make certain other changes to the Agreement, all as more fully hereinafter set forth.

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

A. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein, shall have the meanings ascribed to those terms in the Agreement

B. Amendments. The Agreement is amended as follows:

1.	Section 1.1 of the Agreement is revised by:

(i)	adding a definition of “Payment Service Provider” or “PSP” to read as follows:

‘“Payment Service Provider’ or ‘PSP’ shall have the same meaning as that term in the Visa Rules and, for purposes of MasterCard, as the term ‘Payment Facilitator’ in the MasterCard Rules.”;

(ii)	changing the definition of “Merchant” to read as follows:

“‘Merchant’ shall have the meaning set forth in the recitals, and shall also include the Existing Merchants. ‘Merchant’ includes Sub-Merchants, as that term is defined herein. A PSP, which is also a Service Provider to Sub-Merchants hereunder, is regarded as both a Merchant and a Service Provider.”;

(iii)	changing the definition of “Merchant Agreement” to read as follows:

“‘Merchant Agreement’ shall have the meaning set forth in the recitals, and shall include the Merchant Agreements accepted by Bank in connection with the transfer of the Existing Portfolio in accordance with Section 2.1(c). ‘Merchant

Agreement’ includes all agreements entered into with Merchants (i) by Company (and its Accepted Service Providers, as applicable) and Bank or (ii) in the case of a Sub-Merchant, by a Service Provider which acts as a PSP with respect to such Merchant.”;

(iv)	changing the definition of “Merchant Program” to read as follows:

“‘Merchant Program’ shall have the meaning set forth in Section 2.1(a), including, all other activities to support the Transaction Card processing services for Merchants under the Agreement, whether of the Company, Bank, Merchants, or Service Providers, and shall include all Merchant Agreements, applications, solicitations, other forms and materials, Merchant Criteria, Service Providers, and any other materials, policies, procedures, and decisions related thereto.”;

(v)	adding a definition of “Service Provider” and “Accepted Service Provider”, to read as follows:

“‘Service Provider’ means any ISO, MSP, Agent, Third Party Provider, third party service provider, processor or other subcontractor or agent used by Company in connection with the Merchant Program, which either (i) processes, transmits, stores or otherwise has access to any Cardholder or Card Transaction data, or any ACH, deposit account or other financial transaction data regarding any Merchant or any other person, or which provides any terminals or other equipment or software to Merchants for use in connection with any of the foregoing activities, or (ii) which otherwise communicates in any manner with Merchants or prospective Merchants, Card issuers, Cardholders, or any Card Association. ‘Service Provider’ includes, without limitation, (i) any entity that acts as a PSP in connection with the Merchant Program, and (ii) any other third party which is engaged by any Merchant and which is classified under the Visa or MasterCard Rules in a manner that requires the third party to be registered or otherwise sponsored by Bank with Visa or MasterCard in order to provide the services for which the Merchant engages such third party, including, but not limited to, a Merchant Third Party Agent. ‘Accepted Service Provider’ has the meaning set forth in Section 3.4.”;

(vi)	adding a definition of “Sub-Merchant” to read as follows:

“‘Sub-Merchant’ means a Merchant whose Merchant Agreement is not entered into with Bank or Company but rather is entered into with a Service Provider which acts as a PSP with respect to such Merchant.”;

(vii)	adding a definition of “Third Party Processor” to read as follows:

“‘Third Party Processor’ or ‘TPP’ shall have the meaning ascribed to that term in the MasterCard Rules.”;

(viii)	adding a definition of “VisaNet Processor” to read as follows:

“‘VisaNet Processor’ shall have the meaning ascribed to that term in the Visa Rules, subject to the following: the parties acknowledge that Company’s processing activities under this Agreement serve to classify Company under the Visa Rules as either a ‘VisaNet Processor’, if Company is directly connected to VisaNet, or as a ‘Third Party Agent’, if Company is not directly connected to VisaNet, and that Company may be regarded as acting in either or both such capacities in connection with its processing activities depending on the particular circumstances. The term ‘VisaNet Processor’, as used herein, shall be deemed to refer to either or both such capacities in which Company may be acting.”

2.	There is added to the Agreement a Section 2.l(k), as follows:

(k)	Bank’s Oversight and Control of Merchant Program.

(i) During the term of this Agreement and any period of continued servicing referred to in Section 11.7 hereof, Bank and Company hereby each acknowledge and agree that Bank shall have control and continued oversight over the Merchant Program only to the extent required by the Rules or Applicable Law or ACH Rules, including, but not limited to, the approval of (1) the Merchant Agreements and applications as provided for in Section 2.1(a); (2) Merchant Criteria, as provided for in Section 2.1(b); (3) Merchant Program policies and procedures, as provided for in Section 2.1(f); (4) Service Providers providing services in connection with the Merchant Program; and (5) all other policies, activities and decisions that could have a material impact with respect to the Merchant Program. Without limiting the foregoing, Bank shall have the authority to require modifications to the Merchant Program, including any Merchant Agreement, application, solicitation, other forms or materials, Merchant Criteria, Service Providers, policies, activities, decisions, and procedures, in Bank’s sole discretion, provided that any Bank-required modifications shall be commercially reasonable and Company must immediately implement and comply with any Bank required modification when required by Bank, further provided that, if Bank requires a modification that is not commercially reasonable, Company’s sole and exclusive remedies shall be to terminate the Agreement by following the process for objecting to a Final Bank Determination set forth in Section 2.1(k)(vii) and seek damages permitted under this Agreement. Notwithstanding any provision of this Agreement to the contrary, if Company terminates this Agreement as provided in this Section 2.1 (k)(i) and the modification that resulted in Company’s election to so terminate was not commercially reasonable, Company shall not be required to continue to pay the Monthly Minimum Fees set forth in Exhibit B following notice of such termination. In addition, Company shall provide any material proposed modification of any material component of the Merchant Program, as required by the Rules, Applicable Law, or ACH Rules, to Bank in a reasonable time prior to implementing such modification. If a proposed modification is deemed by Bank, in its sole discretion, to be material, Bank may so notify Company and Company may not proceed to implement such proposed material modification without Bank’s written approval. Proposed modifications to the following components of the Merchant Program shall be deemed “material,” including, but not limited to, products or services offered, Merchant Agreements, applications, and Merchant Criteria.

(ii) Bank may prescribe and from time to time modify written oversight plans and programs (“Oversight Plans”) providing for periodic review of the Merchant Program, including, but not limited to Merchant Program activities, results, proposed changes, materials, procedures, service levels, compliance matters, and such other matters as Bank may deem advisable. Any Oversight Plans shall include consultations between Bank’s risk officer(s) and Company risk officer(s) (who shall be designated by Company from among senior Company officers), at least quarterly and more frequently as may be deemed advisable by Bank’s risk officer(s). Company shall fully cooperate with Bank in the conduct of such Oversight Plans.

(iii) Bank Determinations. Bank’s control of the Merchant Program shall include the right to exercise its judgment in making risk assessments (collectively, as made by Bank from time to time, “Bank’s Risk Assessment”) and in determining whether any risks associated with the Merchant Program exceed what is acceptable in Bank’s good faith judgment. Bank shall have the right to make a final determination with respect to the Merchant Program and Company’s obligations under this Agreement, including, but not limited to: (i) the applicability and implementation of and compliance with Rules, ACH Rules and Applicable Law; (ii) how and to what extent the Merchant Program should address pending, settled or decided lawsuits or enforcement actions or proposed or actual changes to the Rules, ACH Rules, or Applicable Law relevant to the Merchant Program; and (iii) how and to what extent changes in the Merchant Program are warranted to address risks, including credit, operational, strategic, compliance and reputational risks identified by Bank and the implementation timing of such changes (collectively, “Bank Determinations”). Bank Determinations shall be commercially reasonable and Company must implement and comply with Bank Determinations when required by Bank, provided that, if a Bank Determination is not commercially reasonable, Company’s sole and exclusive remedies shall be to terminate the Agreement by following the process for objecting to a Final Bank Determination set forth in Section 2. l(k)(vii) and seek damages permitted under this Agreement. Notwithstanding any provision of this Agreement to the contrary, if Company terminates this Agreement as provided in this Section 2.1(k)(iii) and the Bank Determination that resulted in Company’s election to so terminate was not commercially reasonable, Company shall not be required to continue to pay the Monthly Minimum Fees set forth in Exhibit B following notice of such termination.

(iv) Bank Amendments. Notwithstanding any other provision of this Agreement, Bank reserves the right to amend, modify, or otherwise change the Merchant Program as deemed necessary by Bank.

(v) Company Amendments. Company may, and, to the extent required in order for Company to fulfill its obligations under this Agreement, shall, propose changes to the Merchant Program. Bank shall review such proposed change in consultation with Company and, Company shall take such actions necessary to implement any such proposed change agreed to by the Bank in writing.

(vi) Notice and Objection. In connection with any Bank Determination or Company suggestion with respect to modifying the Merchant Program, the party proposing the modification shall provide the other party with its basis for the modification. Bank shall have final approval over any action to be undertaken and whether any modification shall be implemented. Bank shall provide Company written notice prior to the adoption of any proposed modification to the Merchant Program subject to the Bank’s rights under this Agreement. Company may raise objections to any proposed modification (including any Bank Determination) by providing written notice thereof to Bank, and, in the event of such an objection, the parties agree to cooperate and expedite resolution of such objection.

(vii) Final Bank Determination. Bank shall have the final determination as to any modifications to the Merchant Program (the “Final Bank Determination”). Notwithstanding the foregoing consultation process established in this Section, in the event that Bank determines that a particular modification must be implemented within a specific time period, Bank shall have the right to implement, and cause Company to timely implement, such required modification as Bank believes is necessary or appropriate. Bank may seek specific performance for Company’s failure to implement any modification required by Bank. In the event that Company disagrees with the commercial reasonableness of a Final Bank Determination, Company shall have a right to terminate this Agreement provided Company objected to the initial Bank Determination that became the Final Bank Determination. Notwithstanding any provision of this Agreement to the contrary, if Company terminates this Agreement as provided in this Section 2.1(k)(vii) and the Final Bank Determination that resulted in Company’s election to so terminate was not commercially reasonable, Company shall not be required to continue to pay the Monthly Minimum Fees set forth in Exhibit B following notice of such termination. If Company terminates this Agreement pursuant to this Section 2.1(k)(vii) and the Final Bank Determination was commercially reasonable, then the termination shall be deemed a “termination for convenience” pursuant to Section 11.5(h). For avoidance of doubt, Company may not delay implementing a Final Bank Determination in accordance with its terms prior to terminating the Agreement pursuant to this Section 2.1(k)(vii).

(viii) Noncompliance Losses. Notwithstanding any other provision of this Agreement, Company’s indemnification obligations under this Agreement shall include any Losses arising from its or the Merchant Program’s noncompliance with or violation of any Applicable Law or Rule or ACH Rule.

3.	Section 2.1 (e) is revised to read as follows:

“The responsibility to conduct the Merchant Program, including obtaining processing services for the Merchant Program, shall be the responsibility of Company. Company may enter into a New arrangement or multiple New arrangements with processing service provider(s), including a New VisaNet Processor and New Third Party Processor (whereupon each such processing service provider shall become a “New Third Party Provider” and the agreement with each such New Third Party Provider shall constitute a “New Processing Agreement”, as each such term is used in the Agreement and defined in this Section) to provide authorization, clearing, and settlement services to Company as part of the Merchant Program, provided that such New Third Party Provider(s) and the processing services proposed to be performed by each must be submitted to Bank for review and approval or rejection by Bank pursuant to Section 2. l(k). In addition to any other criteria Bank may use in making a determination regarding such Third Party Provider(s), Company shall ensure that any proposed Third Party Provider meets Bank’s standards for processing services set forth in Exhibit 2.1(E), including, but not limited to, quality, consistency, features, security, disaster recovery, and access and reporting. For the purposes of this section, “New” shall mean such an arrangement entered into by the Company and the other party (i.e., the VisaNet Processor, Third Party Processor, and Third Party Provider), after the Effective Date of this Amendment, and, such New party, shall be within the meaning of the general defined term used throughout this Agreement for that party.

“Bank shall have no responsibility or liability for any costs due to this processing arrangement of Company (or its Affiliate) and Third Party Provider(s) or any claims of Merchants or others related to the processing services provided by Third Party Provider(s) for the Merchant Program; additionally, Bank shall have no responsibility or liability for any third party vendor of Company providing services to Company, Merchants, or the Merchant Program. All costs incurred in connection with registering Third Party Provider with the Card Associations, including without limitation any costs of fulfilling any risk conditions as may be imposed on Company by Card Associations, shall be borne by Company and, to the extent imposed upon or incurred by Bank, shall be promptly reimbursed by Company to Bank upon request. Company shall be responsible for the acts and omissions of any Third Party Providers used by Company, and for ensuring that each such Third Party Provider qualifies and at all times remains qualified and in good standing under all applicable Card Association requirements. Bank shall have no responsibility or liability for any costs, damages, losses, or other expenses related to or arising out of Company’s use or subsequent substitution of any Third Party Provider(s), including, but not limited to, all conversion costs, fines, penalties, audit charges, fees, and other amounts imposed by Card Associations, NACHA, or government agencies in connection with the Merchant Program. Furthermore, Bank shall have no responsibility or liability for any Service Provider providing services to Company or Merchants as part of the Merchant Program. Company shall indemnify and hold Bank harmless against any or all such costs, damages, losses, or other expenses described in this paragraph.

“Company, at its own cost and expense, each year, shall obtain and provide a copy to Bank of an SSAE 16 Type audit report covering Third Party Provider’s (and, if Bank requests it, Company’s Service Providers’) systems, facilities and operations used in connection with the Merchant Program, and, to the extent not included in such report, any additional independent third party audit as may be required to comply with Applicable

Law or the Rules or ACH Rules. If required by the Rules or Applicable Law or ACH Rules, Bank may require that a third party audit firm selected by Bank perform audits of any Third Party Provider’s or Service Providers’ systems, facilities and operations (including, without limitation, audits for compliance with Applicable Law, with contractual obligations, PCI-DSS, and any other Card Association Rules or NACHA requirements), and Company shall cooperate with such audits and shall reimburse Bank for all costs incurred in connection with such audits if required by the Rules or Applicable Law or ACH Rules.

“Without limiting the generality of Company’s obligations under this Agreement with respect to compliance with Applicable Law and the Rules and ACH Rules, all of which shall be deemed to apply as well to any Third Party Provider’s activities, it is expressly understood and agreed that Company is responsible, at Company’s cost and expense, for taking such actions and maintaining all records and systems and for making all reports and filings, as shall be necessary to ensure that Company and Bank are in compliance with Applicable Law, Rules and ACH Rules, applicable to such processing by any Third Party Provider or to Bank’s registration of Third Party Provider as Company’s processor. Company shall provide copies of any notices regarding a violation of the Rules, or Applicable Law, or ACH Rules any Third Party Provider receives from the Card Associations, NACHA regulatory agency, law enforcement official, or governmental authority, promptly following Company’s receipt thereof.

“Company agrees to indemnify Bank pursuant to the terms of this Agreement for all Losses with respect to the foregoing paragraph, which indemnification shall include, without limitation, all fines, penalties, audit charges, fees, and other amounts imposed by the Card Associations or NACHA in connection with the Merchant Program.”

4.	Section 2.1(f) of the Agreement is revised to read as follows:

“(f) Company shall have the responsibility for ensuring that the Merchant Program, including without limitation the Merchants, Merchant Agreements, Service Providers and Service Provider agreements, application materials, any promotional materials and all services performed hereunder, comply, and remain in compliance, with all applicable federal, state and local laws, rules and regulations applicable to the Merchant Program (‘Applicable Law’) and with the Rules and the ACH Rules (including, without limitation, the PCI Security Standards Council’s data security standards (e.g., PCI-DSS and PA-DSS)). Company’s responsibility includes, without limitation, the responsibility for obtaining and maintaining information and documents as required by law relating to due diligence of and contract execution with Merchants, Service Providers, and others involved in the Merchant Program. Such information and documentation shall include all filings, application materials, and other documents necessary to ensure Bank shall be and shall remain in compliance with all customer identification, anti-money laundering, and other requirements of the Bank Secrecy Act, including, but not limited to, all requirements of the Office of Foreign Assets Control (OFAC) regulations. Company agrees to implement a system of internal controls to ensure its ongoing compliance with the Bank Secrecy Act as applicable to the Merchant Program. Company and Bank shall coordinate complete reviews of Company’s Bank Secrecy Act program as it relates to the

Merchant Program as appropriate. Furthermore, Bank and Company shall coordinate reviews of Company’s compliance with Applicable Law, Rules, and ACH Rules applicable to the Merchant Program, including, but not limited to, the Interagency Guidelines Establishing Information Security Standards, security breach notification laws, and other requirements pertaining to data security and retention/non-retention of personal or financial information.”

5.	There is added to the Agreement a Section 2.1(1), as follows:

“(1) Protecting Information; Security Breach. Company shall notify Bank of any actual or suspected loss, theft, unauthorized disclosure of, access to, use of, or other compromise to the confidentiality, security, or integrity of any cardholder or card transaction data or other personal information regarding any individual (collectively, a “Security Breach”) as soon as possible after Company’s discovery thereof, unless requested otherwise by law enforcement or other regulatory authority (a ‘Law Enforcement Delay’), provided that Company will provide information regarding such a Law Enforcement Delay as part of its notification to Bank under this paragraph and shall indemnify Bank for any and all losses, expenses, costs and penalties incurred by Bank in connection with a Law Enforcement Delay. Company shall, at its cost and expense, take actions, including those as Bank or Card Associations may require, in response to a Security Breach to stop the occurrence of and mitigate the damages caused by the current Security Breach and to prevent a future Security Breach. Such actions may include, without limitation, notifying regulatory agencies, law enforcement officials, Card Association officials, or affected individuals or entities; submitting to forensic examinations; and bearing all costs of providing notice to affected individuals and other third parties, providing free credit and fraud monitoring to affected individuals, reissuance of Transaction Cards, and other concessions to affected individuals as required by the Rules or Applicable Law or ACH Rules. In the event Bank believes notice to affected individuals or government agencies, consumer reporting agencies, or any other person or entity is required, and there is no law or regulation that identifies the party responsible for giving such notice, Bank, in its sole discretion, shall determine which party will give such notice. Any notice provided as a result of a Security Breach shall be approved by Bank prior to its being given.”

6.	There is added to the Agreement a Section 2.1(m), to read as follows:

“During the Term hereof and thereafter during any period of continued servicing referred to in Section 11.7 hereof, Company shall obtain and maintain, at Company’s cost and expense, insurance coverages of the kinds and in the amounts set forth in Exhibit 2.1(M).”

There is added to the Agreement an Exhibit 2.1(M), in the form attached to this Amendment as Exhibit 2.1(M)

7.	Section 2.2(h) of the Agreement is revised to read as follows:

“(h) Provided Company meets and performs its representations, warranties and agreements hereunder and further provided that an agreement in form and substance satisfactory to Bank shall have been entered into between Bank and the Third Party Provider or other third party performing ACH related services in connection with the transactions contemplated herein (if Bank determines the Third Party Provider or other such third party is acting as a “Third Party Sender” under the ACH Rules or Bank otherwise determines that such a direct agreement between Bank and the Third Party Provider or other such third party is advisable), Bank shall provide ACH services, as an Originating Depository Financial Institution under NACHA’s Rules, to Company as provided in Exhibit 2.2(H) and, in consideration of the performance of the ACH services, Bank will be paid the fees specified on Exhibit B.”

Exhibit 2.2(H) is amended by:

(i)	adding the following to Section 2 thereof:

“Such daily transaction limits shall be subject to periodic review and modification by Bank based on Bank’s ACH and/or underwriting policies, any such modification to be effective upon two (2) days after receipt of notice thereof by Company from Bank or at such later date as Bank may specify in any such notice to Company. In the event of any reductions in such daily transaction limits which Materially impact the Merchant Program, Company shall have the right to terminate the use of ACH services hereunder, effective upon two (2) days after receipt of notice thereof by Bank from Company.”;

(ii)	deleting from Schedule E thereto, the references to POP, RCK, TEL and WEB as approved entry types;

(iii)	deleting the reference to TEL Entries from Section 11(d) thereof;

(iv)	changing the two references to 45 days in Section 12 thereof, to instead refer to 30 days;

(v)	changing Section 13(a) thereof by inserting, at the beginning of clause “(v)” thereof, the following:

“(with regard to Merchants, if any, for whom transactions referred to in Section 2(i) above in this Exhibit may be performed)”; and

(vi)	by deleting Sections 18 through 21 thereof; and

(vii)	changing the 7:00 pm Columbus, GA cutoff times specified in Schedule C thereto, to refer instead to 10:30 p.m., Columbus, GA time.

8.	Section 2.4 is revised by:

(i)	changing the words “Bank’s ISO/MSP” to read “Bank’s ISO/MSP/VisaNet Processor/TPP”;

(ii)	adding thereto the following:

“Upon request, Company agrees to make Cardholder and Merchant information available to Visa, MasterCard or a Governmental Authority, subject to Applicable Law.”

9.	Section 3.3 is revised by adding thereto the following:

“In the event Bank enters into an assignment and assumption agreement under this Section, such acquired merchants and Company or its Affiliates providing services to such acquired merchants (the ‘Acquired Portfolio’) shall become part of the Merchant Program. Company or its Affiliates providing services to the Acquired Portfolio and the Merchants in the Acquired Portfolio shall have the same responsibilities, duties, rights, and obligations under this Agreement as Company, including, without limitation, the obligation to indemnify Bank and the other Bank Indemnified Parties (and the other ‘Indemnified Parties’, in the case of the Parent Indemnity) from any trailing chargeback liability and any other liabilities arising from the business of the Merchants in the Acquired Portfolio and any and all Losses (and Covered Losses, in the case of the Parent Indemnity), costs, obligations, expenses or liabilities arising out of, related to or in connection with Bank’s acquisition of the Acquired Portfolio, including, without limitation, any Losses (and Covered Losses, in the case of the Parent Indemnity), costs, obligations, expenses or liabilities that arise out of or relate to the actions of any of the Company or its Affiliates and/or the transferor of the Acquired Portfolio prior to completion of the transfer of the Acquired Portfolio to Bank.

“Without limiting the generality of the provisions of Section 13.9 hereof with regard to precedence of this Agreement over conflicting provisions of other agreements to which Bank and Company or its Affiliates may also be party, for the avoidance of doubt the parties hereto acknowledge and agree that all such assignment and assumption agreements as may be entered into from time to time by Bank at the Company’s request, are deemed to be such third party agreements and fully subject to the precedence provisions of Section 13.9 hereof.”

The parties to this Amendment expressly acknowledge and agree that Section 3.3 as amended hereby, shall be deemed to apply not only to such assignment and assumption agreements as may be entered into on or after the date of this Amendment, but to all such assignment and assumption agreements as have been entered into prior to the date of this Amendment.

10.	There is added to the Agreement a Section 3.4, as follows:

“Section 3.4 Service Providers.

“(a) Company shall provide notice to Bank of any proposed Service Provider in a reasonable time prior to entering into an agreement to employ or otherwise permit such Service Provider to perform any of Company’s obligations under this Agreement or under the Merchant Agreements or otherwise in connection with the Merchant Program. If a proposed Service Provider is deemed by Bank, in its sole discretion, to be significant, Bank may so notify Company and Company shall not proceed with an agreement with such significant Service Provider without Bank’s prior written approval, which shall not be unreasonably withheld. The following categories of proposed Service Providers shall be deemed to be “significant” for purposes of this paragraph, including, but not limited to, ISOs, MSPs, PSPs, and Third Party Providers. Company shall provide financial and such other information regarding such entities as Bank may reasonably request in connection with Bank’s determination whether to approve such entities. Upon Bank’s approval of such entity (each such approved entity, an “Accepted Service Provider”), Bank may condition Company’s use of a significant Accepted Service Provider on (i) the Accepted Service Provider’s entering into an agreement with Bank relating to the proposed services; and/or (ii) Bank’s prior review and approval of the contract pursuant to which Company engages the services of such Accepted Service Provider; and/or (iii) Bank’s prior review and approval of any contract pursuant to which such Accepted Service Provider contracts with Merchants to provide services thereto.

“(b) Based on Company’s representation and warranty that information previously furnished by Company to Bank regarding the existing Service Providers identified on Exhibit 3.4 (‘Existing Service Providers’) is true and accurate in all material respects, and that such Existing Service Providers are each registered and in good standing with the Card Associations, Bank hereby approves such Existing Service Providers as ‘Accepted Service Providers’.

“(c) Company shall direct, manage, conduct, administer and enforce the Service Provider agreements of Bank and Company as to the Accepted Service Providers; provided, however, that nothing herein shall be construed to authorize Company to modify any such Service Provider agreement, except as provided in Section 2.1(k), or to waive any rights of Bank against such Service Provider, without Bank’s prior written consent. As between Bank and Company, Company shall be responsible and liable for the acts and omissions of all Accepted Service Providers and Sub-Merchants of any PSP which is an Accepted Service Provider, and for all Losses relating to any of the same. Nothing in this Section shall be interpreted to alter the responsibilities of the parties under this Agreement with regard to Sub-Merchants or other Merchants established via Accepted Service Provider. Upon Bank’s request, and subject to the provisions of this Agreement, Company shall assist Bank in the audit or review of any Accepted Service Provider. Company agrees that Bank may terminate any Accepted Service Provider in the event of any breach by the Accepted Service Provider of its agreement or any Rule or ACH Rule or Applicable Law, or if Bank in good faith deems the termination necessary to avoid loss, damage or adverse exposure to Bank. Company shall be responsible for monitoring the activities of all Accepted Service Providers to ensure compliance with the Rules and ACH Rules and Applicable Law.

“(d) Company shall contractually require each Third Party Provider and any other Service Provider and use commercially reasonable efforts to cause each Third Party Provider and any other Service Provider (i) to afford Bank immediate direct access to all information maintained by the Third Party Provider or other Service Provider relating to the Merchants, Merchant Program, or otherwise in connection with the activities contemplated by this Agreement or by the Processing Agreement, and (ii) to follow directions the Third Party Provider or Service Provider receives in writing directly from

Bank, even if contrary to instructions received from Company. Company further hereby irrevocably authorizes and directs each Third Party Provider and each other Service Provider to comply with the foregoing requirements. Regarding the Third Party Provider and each Service Provider, Company may (the choice of which shall be specified by Bank in each instance): (A) cause any Third Party Provider or Service Provider to enter into an agreement directly with Bank pursuant to which any Third Party Provider or Service Provider agrees to the special arrangements mentioned above regarding Bank’s direct access to information and Bank’s right to give directions directly to any Third Party Provider or Service Provider; or (B) cause the Company to include in its agreement with any Third Party Provider or Service Provider, provisions in form and substance satisfactory to Bank, pursuant to which any Third Party Provider or Service Provider agrees to the arrangements mentioned above regarding Bank’s direct access to information, and right to give directions directly to any Third Party Provider or Service Provider. Bank shall be entitled to specific performance under this Section 3.4(d).”

There is added to the Agreement an Exhibit 3.4, in the form attached to this Amendment as Exhibit 3.4.

11.	Section 7.1 is revised to read as follows:

“Audits. If required pursuant to the Rules, Applicable Laws, or ACH Rules or this Agreement, Company shall provide (and shall use commercially reasonable efforts to cause its Merchants and Service Providers to provide, upon Bank’s request,) Bank, its employees, and its auditors, and regulatory agencies having supervisory authority over Bank, with access to records and facilities related to the Merchant Program (including, but not limited to, documents related to Merchants; Company’s compliance with this Agreement; and Company’s compliance with Applicable Laws, Rules and ACH Rules) to review such records and conduct audits and inspections of the performance of services and assessment of fees and charges under this Agreement. Such access shall be requested upon at least 7 days’ advance notice, shall be during normal business hours and shall not materially interfere with the conduct of the Company’s business (unless shorter notice or different hours or different conditions for such access shall be imposed by a Card Association, the Rules, the ACH Rules or such regulatory agency). Bank’s audits and inspections shall be no more frequent than quarterly unless otherwise required by the Card Associations, the Rules, the ACH Rules, Applicable Law or directions or guidance of governmental authorities with supervisory authority over the Bank.”

12.	Section 7.2 is revised by changing the wording “except as specified on Exhibit B” to read “except as specified in this Agreement.”

Section 7.3 is revised to read as follows:

“Section 7.3 Financial Statements: Annual Third Party Audit. Company at its own cost and expense shall provide to Bank (i) annual audited and quarterly unaudited financial statements; (ii) copies of SSAE 16 Type audit reports on the Company (and, if requested by Bank in its commercially reasonable discretion, its Service Providers) pursuant to Section 2.1(e); (iii) copies of its annual Attestation of Compliance and other documentation necessary to demonstrate Company’s compliance with PCI-DSS; (iv) any other audits and reports required by this Agreement; and (v) other additional audits and reports Bank reasonably deems necessary to comply with Applicable Law, the Rules, or ACH Rules. No less often than annually, Company in connection with its provision of annual SSAE 16 Type audit reports pursuant to this Agreement, shall provide such auditors’ certification that Company and each Service Provider complies with the requirements of this Agreement pertaining to information security and the retention and nonretention of Cardholder, Card Transaction and ACH data, and other personal or financial information; Security Breaches; and business continuity/disaster recovery.”

13.	Section 9.5(h) of the Agreement is revised by:

(i) changing the words “only with Company’s employees or another ISO/MSP or Company’s Agent Banks” to instead read “only with Company’s employees or another ISO/MSP or Company’s Agent Banks or other Accepted Service Providers”; and

(ii) inserting prior to the last sentence thereof, the following:

“Employee does not include any Service Provider.”

14.	Section 9.5(h) of the Agreement is revised by deleting “and” from the end of clause “(iv)” thereof, deleting the period and adding “; and” to the end of clause “(v)”, and inserting a new clause “(vi)” to read as follows:

“(vi) To immediately cease any and all use of the V/MC Systems and V/MC Confidential Information upon request of Visa or MasterCard or upon the earlier termination or completion of the Company’s performance of Merchant Program services, and to immediately deliver all V/MC Systems and all V/MC Confidential Information to Visa and MasterCard, respectively”

15.	(a) Section 11.1 of the Agreement is revised to read as follows:

“The Agreement shall remain in effect to December 31, 2018 and shall thereupon be automatically renewed for successive two-year terms unless and until termination as provided in accordance with this Article XI.”

(b)	Section 11.5 of the Agreement is revised by inserting or” at the end of Section 11.5(g) and adding new Sections 11.5(h), (i) and (j) as follows:

“(h)	By Company, at any time, for convenience, provided that Company shall pay Monthly Minimum Fees for the twelve (12) month period following notice of termination for convenience; or

“(i)

By Bank, at any time when the Company fails to obtain or provide processing services required in connection with the Program; or if Company fails to comply with the Service Levels set forth in Exhibit 2.1(E) hereto for three (3) consecutive months or any six (6) of the prior twelve (12) months, after which Bank shall provide notice of such failure to Company. Within thirty (30) days of TransFirst’s receipt of the failure notice, Company will provide Bank with reports related to the alleged deficiencies, and Company will work in good faith to adopt a plan to remedy such failure. Company will notify Bank of the progress of the plan until the failure has been corrected. If the failure is not corrected or resolved within forty-five (45) days after Company’s receipt of Bank’s first failure notice, Bank may deliver a second notice to Company regarding remaining deficiencies. If the failure is not corrected or resolved within ten (10) days after Company’s receipt of Bank’s second failure notice, Bank may terminate this Agreement; or

“(j)	Notwithstanding the foregoing, the Agreement shall automatically and immediately terminate as to MasterCard sponsorship, in the event (i) Company loses its registration in MasterCard for any reason or (ii) Bank ceases to be a Member of MasterCard for any reason or Bank fails to have a valid license by MasterCard to use any MasterCard Mark pertaining to the Merchant Program services.”; or

(k)	By Company as set forth in Section 2. l(k).

16.	Section 11.6 of the Agreement is revised to read as follows:

“Expiration or earlier termination of this Agreement for any reason shall not terminate the obligations described in this Article XI or in Articles IA, X, XII or XIII hereof, or the provisions of Sections 2.1(e), 2.1(f), 5.3(c), 5.4, and 9.5 hereof, or the obligation to pay Bank or Company amounts due hereunder which arise prior to the termination date; all of which survive expiration or termination of this Agreement, provided that Company shall only be subject to Minimum Monthly Fees following expiration or termination of this Agreement during the [***] months following notice of termination. The obligations described in Article VII and Section 6.2 shall survive termination of this Agreement for so long as Bank may have liability related to Company’s participation in the Merchant Program pursuant this Agreement.”

17.	Section 12.3 of the Agreement is revised to read as follows:

“Procedure. In the event of a claim subject to indemnification under this Agreement, the applicable indemnified party shall: (i) provide the other party prompt written notice of any such claim or threatened claim made against it (provided that the indemnifying party’s obligations shall not be affected by any delay or failure in providing such notice unless and only to the extent that the indemnifying party reasonably demonstrates that the defense or settlement of the claim was prejudiced thereby); (ii) give the indemnifying party the right to exercise exclusive control over the preparation and defense of any such claim, suit or proceeding, including appeals, negotiations and any settlement or compromise thereof, provided that the indemnifying party shall notify the indemnified party in writing of its election regarding the assumption of control of the preparation and defense of such claim within fifteen (15) days following receipt of the indemnified

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

party’s written notice of such claim, but, in any event, no later than ten (10) days before the date on which any response to a complaint, summons, or other legal filing is due and that failure to provide such timely election shall be deemed to waive the right to exercise exclusive control over the preparation and defense of the matter; and (iii) provide such assistance in connection with the defense and settlement of the claim as the indemnifying party may reasonably request, at the indemnifying party’s expense. In the event that Company elects to exercise control over the preparation and defense of any claim subject to indemnification, Company shall retain counsel professionally knowledgeable in the subject matter of the claim and reasonably satisfactory to Bank. Notwithstanding the foregoing, the indemnifying party will not enter into any settlement that imposes any liability or obligation on the indemnified party, or contains any admission or acknowledgement of wrongdoing (whether in tort or otherwise), without the indemnified party’s prior written consent. The indemnified party may join in the defense, with its own counsel, at its own expense.”

18.	Section 13.9 of the Agreement is revised by changing the words “any other agreement to which Company and Bank are both parties” to read “any other agreement to which Company and Bank are both parties and to which there are one or more additional parties”.

19.

The “Description of Portion of Merchant Program” set forth in Exhibit B14 to the Agreement, as adopted by the First Amendment to Clearing and Settlement Services Agreement dated as of June 22, 2005 (the “First Amendment”), shall be deemed modified hereby to reflect that the portion of the Merchant Program conducted by TransFirst, LLC includes not only its activities in its capacity as an ISO/MSP as heretofore set forth in said Exhibit B14, but also its activities as the TransFirst Processor, both for itself and for each Company Affiliate (as that term is defined in the First Amendment, and modified via subsequent Amendment, to the Agreement) other than TransFirst, LLC. The parties further expressly understand and agree that for purposes of interpretation of the Agreement and of the obligations (including without limitation indemnification obligations) thereunder of TransFirst Holdings, Inc. and each Company Affiliate of TransFirst Holdings, Inc., the following principles shall apply: (i) all obligations, representations, warranties and agreements of “Company” made under the Agreement with regard to the processing activities of TransFirst, LLC and Bank’s sponsorship thereof, are among the “Company” obligations of TransFirst, LLC, for which TransFirst Holdings, Inc., TransFirst, LLC, and each Company Affiliate other than TransFirst, LLC shall be obligated as fully as each is obligated for the “Company” obligations of TransFirst, LLC in respect to its activities hereunder as an ISO/MSP, and (ii) for purposes of construing all provisions hereof relating to any “Company” obligations hereunder (and any obligations of TransFirst Holdings, Inc. with regard to those Company obligations) of each Company Affiliate other than TransFirst, LLC with regard to each such other Company Affiliate’s use of the TransFirst Processor’s processing services, TransFirst, LLC shall be deemed to be a “third party” providing such services to each such other Company Affiliate in connection with the Merchant Program, notwithstanding that TransFirst, LLC is a party to this Agreement, and (iii) for all purposes hereof, the obligations under this Agreement of TransFirst Holdings, Inc. and each Company Affiliate (including TransFirst, LLC) shall be construed as including both its obligations as construed under clause (i) above and its obligations as construed under clause (ii) above and, to the extent its obligations as construed under clause (i) above and as construed under clause (ii) above may be inconsistent (whether as to scope, extent, duration, or otherwise), shall in every instance be construed as intended to impose the greater obligations on TransFirst Holdings, Inc. and on each Company Affiliate, and as affording Bank and any other Bank Indemnified Parties (“Indemnified Parties”, in the case of the Parent Indemnity) the greater rights.

20.	As of the first day of the calendar month after the ePay BINS and ICAs are moved (BINs [***] and [***] and ICAs [***] and [***]), Exhibit B of the Agreement is replaced in its entirety with the amended and restated “Exhibit B” attached hereto and incorporated herein by this reference.

[Signatures on following page]

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the 16th day of September, 2013.

Synovus Bank

By:	/s/ N. Fraser Cruickshank
Name:	N. Fraser Cruickshank
Title:	Vice President

TransFirst Holdings, Inc.

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President and CFO

TransFirst, LLC

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President and CFO

TransFirst Health and Government Services, LLC

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President and CFO

TransFirst ePayment, LLC

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President and CFO

Payment Resources International, LLC

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President and CFO

TransFirst Third Party Sales, LLC

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President and CFO

TransFirst ePayment Services, LLC

By:	/s/ Mark W. Travis
Name:	Mark W. Travis
Title:	Senior Vice President and CFO

EXHIBIT B

DESCRIPTION OF SERVICES AND FEES

Note: Fees and charges listed on below do not include any sales, use, excise, value added, utility or other similar taxes relating to the services provided for herein, the payment of all of said taxes being the sole responsibility of Company.

Bank may increase the ACH-related fees shown in the table below, to reflect increases in the fees imposed on Bank by the Federal Reserve Bank. Bank may increase the other fees shown in the table below to correspond to increases in such fees which Bank makes applicable to its customers generally, except that the two BIN sponsorship fees shown in the table below may not be adjusted by Bank, and the rates which are the last two items shown in the table below, will only change in accordance with changes in the specified indices. In addition, except in the case of an increase in fees charged by the Federal Reserve Bank which may be passed on to Company, the fees for ACH items, ACH return fee, ACH Input Transmission, and ACH Mainframe Setup Fee may not be increased by Bank.

BIN Sponsorship monthly fees:

	SERVICE	PRICE	UNIT MEASURE
Includes an entry (type 6) and
25 01 02	ACH Items	$[***]	addenda (type 7) record as one billable item
25 03 02	ACH Return Fee	$[***]
25 05 01	ACH Input Transmission	$[***]
25 05 04	ACH Input Automated Network	$[***]
25 06 20	ACH Reversal/Deletion Fee	$[***]
25 11 30	ACH Mainframe Set Up Fee	$[***]
25 11 30	ACH Web Based Set Up Fee	$[***]

40 10 00	Business Internet Banking Level II	$[***]
40 10 00	Business Internet Banking Additional Acct.	$[***]
40 10 03	Business Online Set Up fee	$[***]
40 99 99	Additional Accounts	$[***]

01 00 20	Zero Balance Account (ZBA) Main Account	$[***]
01 00 21	Zero Balance Account (ZBA) Sub Account	$[***]
01 07 01	Zero Balance Account (ZBA) Set Up Fee	$[***]

01 04 10	Analysis Statement	$[***]
10 00 15	Cash Deposited	$[***]
10 00 10	Coin Wrap	$[***]
10 00 00	Deposits	$[***]
10 02 20	Deposited Items – CBT	$[***]
15 11 00	Items Paid – Fine Sort	$[***]
15 99 99	Items Paid – Fine Sort Minimum	$[***]
15 00 10	Items Paid – Regular	$[***]

01 00 00	Maintenance Fee – Monthly	$[***]
15 03 40	Insufficient Funds Fee	$[***]
15 04 20	Manual Stop Payments	$[***]
15 04 10	Web Base Stop Payment	$[***]
25 02 00	Preauthorized Debits	$[***]
25 02 00	Preauthorized Credit	$[***]
10 04 00	Return Deposit Items	$[***]
35 03 00	Wire Transfers – Incoming	$[***]
35 02 00	Wire Transfers – Outgoing	$[***]
35 01 00	Web Base Outgoing Wire	$[***]
35 07 00	International Wires	$[***]
15 99 99	Return of Canceled Checks w/Stmt	$[***]
00 01 41	ZZ – Negative Collected Balance	$[***]	[***]
00 02 40	Earnings Credit Rate		[***]

Monthly Minimum Fees - Company shall be required to pay to Bank amounts sufficient to generate aggregate fees of at least [***] Dollars ($[***]) per month (the “Minimum Monthly Fees”). If during any calendar month, the fees paid by Company to Bank for the Bank services aggregate to less than the Minimum Monthly Fees, Bank shall be entitled to deduct the difference between the fees paid for such month and the Minimum Monthly Fees from the Company Account.

Company shall reimburse Bank’s reasonable out of pocket expenses for an annual on-site review of Company expenses.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

EXHIBIT 2.1(E)

[Processing Policies and Procedures]

SERVICE LEVEL STANDARDS

Company agrees that all authorization, clearing and settlement processing activities under this Agreement, shall be deemed to be specifically identified in this Exhibit 2.1 (E) for purposes of Section 11.5(i), and Company shall ensure that all such activities are conducted in accordance with industry standard practices and, in addition, meet the following specific Service Level Standards:

Service Levels

Measurement	Type of Measure	Operational Description	Performance Level Required
System Uptimes

Dial, IP, SSL and Gateway Authorization (24/7/365)	Availability	System availability to allow for merchant transactions authorization.	99.0%

Dial Pay Authorization availability	Availability	System availability to allow for merchant transactions authorization.	95.0%

Voice Authorization availability	Availability	System availability to allow for merchant transactions authorization.	90.0%

Funding

Incoming Transaction Files cleared same day	Timeliness	6:30 pm EST cut off	99.0%

Certain Requirements Pertaining to TransFirst, LLC (“Company”) as “VisaNet Processor”/“Third Party Agent” under Visa System Rules

•	Company represents and warrants that Company has submitted to Visa a VisaNet Letter of Agreement, as required by the Visa System Rules.

•	Company represents and warrants that Company has access to and uses the information contained in the current Visa Interchange Directory.

•	Company acknowledges that Bank has advised Company that registration of a Third Party Agent is specific to each Member, and requires a separate Third Party Agent registration process for each Member business relationship.

•	Company shall ensure that all Third Parties that use a Member’s BIN are properly registered with Visa by that Member.

•	Company shall notify Bank in writing and receive written approval before allowing any Third Party Agent to use a Member’s BIN or granting access to Cardholder information.

•	Company shall report at least quarterly to the Member and Visa any Third Parties that use its BIN. Company shall provide Bank all information required to be reported by Bank pursuant to the Visa Rules entitled “Non-Member VisaNet Processor or Clearing Member Reporting” and “Third Party Agent Reporting”.

•	Company (in acting as a Clearing processor) shall provide access to Cardholder, Merchant, Sponsored Merchant, and Member data, in accordance with the Visa System Rules. Company shall, in addition, comply with the requirements set forth in the Visa System Rules entitled, “Third Party Agent Responsibility for Providing Information”.

•	Company (in acting as a Clearing processor) shall withhold or redirect Settlement funds, as required by Visa, in accordance with the Visa System Rules.

•	Company acknowledges that its obligations to Visa include, without limitation, those set forth in the Visa System Rules entitled, “Losses Resulting from Unauthorized Use - VisaNet Processors”; “Collection of Funds from a Member or VisaNet Processor”; VisaNet Processor Payment Disputes”; and “Collection of Funds from a Member or VisaNet Processor - U.S. Region”, all of which are deemed incorporated herein by this reference.

Company acknowledges that none of the foregoing Visa requirements (which are set forth in this Exhibit in order to comply with Visa System Rules applicable to VisaNet Processors and Third Party Agents) shall be construed to limit or relieve Company of any of Company’s obligations to Bank or other Bank Indemnified Parties under any of the indemnification provisions of the Agreement; or (ii) to limit or relieve Company of any of Company’s other obligations pursuant to the Agreement including those relating to the furnishing of reports and other information; or (iii) relieve Company of any of the approvals or other requirements specified in the Agreement as conditions of Company’s continuing to act in the capacity of an authorization processor in connection with the Merchant Program or of Company’s acting in the future in the capacity of a clearing and settlement processor in connection with the Merchant Program.

Security Policies‡

Company has and at all times shall maintain an information security program that meets the requirements and complies with the elements of the Interagency Guidelines Establishing Information Security Standards issued pursuant to the Gramm-Leach-Bliley Act of 1999, as amended (the “Guidelines”) and complies with any additional information security requirements and security breach notification policy imposed by Bank from time to time (collectively, the “Information Security Program”). The Company shall ensure that all Third Party Providers and other Service Providers also comply with the requirements of the Information Security Program. Company shall regularly test and monitor its Information Security Program and shall report the results thereof to Bank upon its written request from time to time, provided that Company acknowledges and agrees that the review of any such results shall be for Bank’s benefit only and shall not create any additional obligation or responsibility of Bank hereunder. Bank shall be entitled to take any and all measures that it deems necessary to protect its own data, networks, systems, and processes.

‡	Denotes Critical Service Level and Performance Standards

To comply with the safeguard obligations generally described above, Company shall: (i) designate an employee to coordinate its information security program; and (ii) regularly identify reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Bank’s Confidential Information that could result in the unauthorized access, disclosure, misuse, alteration, destruction, or other compromise of such information, and regularly assess the sufficiency of any safeguards in place to control these risks. The foregoing risk assessment shall include consideration of risks in each relevant area of Company’s operations, including: (a) training and management; (b) information systems, including electronic presentment system and software design, bill and correspondence print process flows, system and design, as well as information processing, storage, transmission and disposal; and (c) detecting, preventing and responding to attacks, intrusions, or other system failures. In addition, Company shall design and implement information safeguards to control the risks identified through the risk assessment, and regularly test or otherwise monitor the effectiveness of safeguards’ key controls, systems and procedures. Upon request from Bank, Company will provide Bank with access to their information security plan while on site at Company. It is understood and agreed that the provisions of this EXHIBIT A-l are intended to apply to Bank’s Confidential Information in any form or format.

EXHIBIT 2.1(M)

Insurance Coverages to be Maintained by Company

1. Commencing no later than September 1, 2013 (the “Reference Date”), Company shall procure, pay for and maintain the minimum insurance coverage set forth below, in each case as modified pursuant to Section 2 below, for the entire remaining Term of the Agreement and thereafter during the period of continued servicing referred to in Section 11.7 of the Agreement. All insurance coverage shall be issued by a fiscally sound insurance carrier which maintains an A.M. Best rating of A or better.

(a) Employer’s Liability Insurance and Worker’s Compensation Insurance, including coverage for occupational injury, illness and disease, and other similar social insurance in accordance with the Applicable Laws of the country, state or territory exercising jurisdiction over the employee with minimum limits per employee and per event of $[***] and a minimum aggregate limit of $[***], or the minimum limits required by Applicable Law, whichever limits are greater.

(b) Comprehensive General Liability Insurance, including Products, Completed Operations, Premises Operations Personal and Advertising Injury, Contractual and Broad Form Property Damage liability coverages, on an occurrence basis, with a minimum combined single limit per occurrence of $[***] ($[***] for Personal Injury), and a minimum combined single aggregate limit of $[***]. The General Liability policy shall name Bank, its Affiliates, and their respective directors, officers, employees and agents as additional insureds on the General Liability policy.

(c) Automotive Liability Insurance covering use of all owned, non-owned and hired automobiles for bodily injury, property damage, uninsured motorist and underinsured motorist liability with a minimum combined single limit per accident of $[***] or the minimum limit required by Applicable Law, whichever limit is greater.

(d) Commercial Crime Insurance, including blanket coverage for Employee Dishonesty and Computer Theft, for loss or damage arising out of or in connection with any fraudulent or dishonest acts committed by the employees of Company, acting alone or in collusion with others, including the property and funds of others in their possession, care, custody or control, with a minimum limit per event of $[***].

(e) Electronic Data Processing Errors and Omissions Insurance covering liability for loss or damage due to an act, error, omission or negligence, or due to machine malfunction, with a minimum limit per event of $[***].

(f) Cyber Liability Insurance covering funds transfer processing services, intellectual property, and network security with a minimum combined single aggregate limit of $[***].

(g) Umbrella Liability Insurance with minimum per-occurrence limits of $[***] General Aggregate insurance, $[***] Products and Completed Operations, and $[***] Personal Injury, in each case in excess of the insurance coverage described above in (a), (b), and (c) above.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

2. Evidence of Insurance. Company must furnish Bank with certificates of insurance as evidence of satisfaction of the above insurance requirements prior to commencement of operations under this Agreement. In the event that Company fails to maintain and keep in force the insurance as herein provided, and such failure continues for 60 days, Bank shall have the right to terminate the Agreement.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

EXHIBIT 3.4

Accepted Service Providers

I.	ISOs/MSPs/PSPs

[***]

II.	Agent Banks

[***]

III.	Other Service Providers

[***]

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Addendum

to

Clearing and Settlement Services Agreement

Use and Disclosure of BIN Information

Company (i) agrees to the requirements set forth below, (ii) agrees to ensure compliance therewith by all Merchants and Merchant Servicers (as defined below) and other Service Providers, (iii) acknowledges that these requirements must be included in Merchant Agreements and in Merchant Servicer and Service Provider agreements as applicable, and (iv) (unless otherwise directed by Bank) agrees to perform the “Bank” obligations set out below:

Bank (as defined in the Merchant Agreements) may provide BIN information or other product-identifying data to the Merchant or its Merchant Servicer solely for purposes of identifying Visa or MasterCard Card product types at the point of sale. Bank must provide this Visa BIN information to any Merchant requesting it for the permitted purpose. Bank must provide a complete list of the BINs that apply to Debit MasterCard Cards to Merchants upon any form of reasonable request.

A U.S. Merchant or its Merchant Servicer that receives BIN information or other product-identifying data from Bank must not use such information for any reason other than to identify Visa or MasterCard Card product types at the point of sale and to implement acceptance practices permitted by the Visa or MasterCard Operating Rules (including, without limitation, “Discount Offer - U.S. Region 5.2.D.2” in the Visa International Operating Regulations; and Rule 5.11.1 “Discrimination” in the MasterCard Rules manual) based on such information, unless authorized by Visa or MasterCard, as applicable.

A U.S. Merchant or its Merchant Servicer must not disclose BIN information or other product-identifying data to any third party without prior written permission from Visa or MasterCard, as applicable.

If Merchant provides BIN or other product data information to a Merchant Servicer, Merchant must:

•	Ensure that the Merchant Servicer complies with the substance of these “Merchant Use and Disclosure of BIN Information” requirements

•	Include the substance of these requirements in Merchant’s agreement or contract with its Merchant Servicer

As used herein, “Merchant Servicer” means any contractor, agent, hardware provider, software provider or service provider who is engaged directly or indirectly by Merchant or who otherwise acts for or on behalf of Merchant in connection with Merchant’s acceptance of Cards or the submission of Charges or Credit Vouchers to Bank, or who otherwise assists Merchant in the performance of Merchant’s obligations under the Merchant Agreement, and includes without limitation any “Agent”, “Merchant Servicer’, “Third Party”, “Merchant processor”, “Data Storage Entity”, “Payment Service Provider’, “Internet Payment Service Provider’, or “Payment

Facilitator” who acts for on behalf of Merchant within the meaning of the Operating Rules, and any other person or entity who will store transmit, process, or otherwise have access to, any Cardholder or card transaction data in connection with Merchant’s performance of Merchant’s obligations under the Merchant Agreement.